METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                December 31, 2009

Dear Contract Owner:

         As an owner of a variable annuity or variable life insurance contract (the "Contract") issued by First MetLife Investors Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company, or Metropolitan Life Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the FI Mid Cap Opportunities Portfolio ("FI Mid Cap") of the Metropolitan Series Fund, Inc. (the "Fund") at a Special Meeting of Shareholders to be held on March 19, 2010. Although you are not directly a shareholder of FI Mid Cap, some or all of your Contract value is invested, as provided by your Contract, in FI Mid Cap. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the FI Mid Cap shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of FI Mid Cap. All of the assets of FI Mid Cap would be acquired by Van Kampen Mid Cap Growth Portfolio ("Van Kampen Mid Cap"), a series of Met Investors Series Trust, in exchange for shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap. Van Kampen Mid Cap's investment objective and investment strategies are similar to those of FI Mid Cap.

         You will receive shares of Van Kampen Mid Cap having an aggregate net asset value equal to the aggregate net asset value of your FI Mid Cap's shares immediately prior to the reorganization. You will receive Class A, Class B or Class E shares of Van Kampen Mid Cap, depending on the class of shares of FI Mid Cap you currently hold. Details about Van Kampen Mid Cap's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Directors has approved the proposal for FI Mid Cap and recommends that you instruct the Insurance Company to vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Fund at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                        Sincerely,

                                        /s/ Elizabeth M. Forget
                                        Elizabeth M. Forget
                                        President
                                        Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116

                       FI Mid Cap Opportunities Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 19, 2010

To the Shareholders of Metropolitan Series Fund, Inc.:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the FI Mid Cap Opportunities Portfolio of Metropolitan Series Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116 on March 19, 2010 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of FI Mid Cap Opportunities Portfolio ("FI Mid Cap") by Van Kampen Mid Cap Growth Portfolio ("Van Kampen Mid Cap"), a series of Met Investors Series Trust, in exchange for shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap. The Plan also provides for distribution of these shares of Van Kampen Mid Cap to shareholders of FI Mid Cap in liquidation and subsequent termination of FI Mid Cap. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of FI Mid Cap.

     The Board of Directors has fixed the close of business on December 31, 2009 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                By order of the Board of Directors

                                /s/ Michael P. Lawlor
                                --------------------------------------------
                                     Michael P. Lawlor
                                     Assistant Secretary
                                     Metropolitan Series Fund, Inc.


December 31, 2009

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:



         Registration                                                  Valid Signature
         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . .. . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . .. . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . .. John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . .   Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . .  John B. Smith, Jr., Executor


                      INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your voting instructions card ready.

You do not need to return your voting instructions form if you vote by telephone.


                    INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                       FI MID CAP OPPORTUNITIES PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                        BY AND IN EXCHANGE FOR SHARES OF

                       VAN KAMPEN MID CAP GROWTH PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                           PROSPECTUS/PROXY STATEMENT

                             DATED DECEMBER 31, 2009


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of FI Mid Cap Opportunities Portfolio ("FI Mid Cap") for consideration at a Special Meeting of Shareholders to be held on March 19, 2010 at 10:00 a.m. Eastern time at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of FI Mid Cap's shareholders, the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") has approved the proposed reorganization of FI Mid Cap, which is a series of the Fund, into Van Kampen Mid Cap Growth Portfolio ("Van Kampen Mid Cap"), a series of Met Investors Series Trust (the "Trust"). It is anticipated that on or about April 30, 2010 Van Kampen Mid Cap will change its name to Morgan Stanley Mid Cap Growth Portfolio. There will be no change in portfolio managers in connection with this name change. FI Mid Cap and Van Kampen Mid Cap are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------


         General American Life Insurance Company, MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company ("MetLife"), Metropolitan Tower Life Insurance Company and New England Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of FI Mid Cap's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of FI Mid Cap that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of FI Mid Cap, you have this right because some or all of your Contract value is invested, as provided by your Contract, in FI Mid Cap. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of FI Mid Cap refers to each Insurance Company which holds FI Mid Cap's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of FI Mid Cap will be acquired by Van Kampen Mid Cap in exchange for Class A, Class B and Class E shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap (the "Reorganization"). If the Reorganization is approved, shares of Van Kampen Mid Cap will be distributed to each Record Holder in liquidation of FI Mid Cap, and FI Mid Cap will be terminated as a series of the Fund. You will receive Class A, Class B or Class E shares of Van Kampen Mid Cap, depending on the class of shares of FI Mid Cap you currently hold. You will then hold that number of full and fractional shares of Van Kampen Mid Cap which have an aggregate net asset value equal to the aggregate net asset value of your shares of FI Mid Cap.

         FI Mid Cap is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Van Kampen Mid Cap is a diversified series of the Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The primary investment objective of FI Mid Cap is similar to that of Van Kampen Mid Cap, as follows:


------------------------- ---------------------------------------
       Portfolio               Investment Objective
------------------------- ---------------------------------------
------------------------- ---------------------------------------
FI Mid Cap                Long-term growth of capital.
------------------------- ---------------------------------------
------------------------- ---------------------------------------
Van Kampen Mid Cap        Capital appreciation.
------------------------- ---------------------------------------




         Material Differences in the Funds' Investment Strategies

         The investment strategies for FI Mid Cap are similar to those for Van Kampen Mid Cap. There are some differences, however. FI Mid Cap and Van Kampen Mid Cap normally invest primarily in common stocks and at least 80% of each Portfolio's assets are normally invested in securities of companies with medium market capitalizations. FI Mid Cap may also invest in other types of equity securities and in debt securities. Van Kampen Mid Cap may also invest in other equity securities. The Portfolio generally does not invest in debt securities. Van Kampen Mid Cap may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries. FI Mid Cap does not have a stated limitation on investment in foreign securities.

         This Prospectus/Proxy Statement explains concisely the information about Van Kampen Mid Cap that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):





--------------------------------------------------------------------- --------------------------------------------------
Information about FI Mid Cap:                                         How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Fund relating to FI Mid Cap, dated May 1, 2009,     Copies are available upon request and without
as supplemented                                                       charge if you:

Statement of Additional Information of the Fund relating to FI Mid    o Write to the Fund at the address listed
Cap, dated May 1, 2009                                                  on the cover page of this Prospectus/Proxy
                                                                        Statement; or

Annual Report of the Fund relating to FI Mid Cap, for the year
ended December 31, 2008                                               o Call (800) 638-7732 toll-free.

Semi-Annual Report of the Fund relating to FI Mid Cap for the six month period ended June 30, 2009


--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about Van Kampen Mid Cap:                                 How to Obtain this Information:

Prospectus of the Trust relating to Van Kampen Mid Cap, dated May     A copy is available upon request and without
1, 2009, as supplemented, which accompanies this Prospectus/Proxy     charge if you:
Statement
                                                                      o  Write to the Trust at the address
Statement of Additional Information of the Trust relating to Van         listed on the cover page of this
Kampen Mid Cap, dated May 1, 2009                                        Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Van Kampen Mid Cap, for the    o  Call (800) 848-3854 toll-free.
year ended December 31, 2008



Semi-Annual Report of the Trust relating to Van Kampen Mid Cap for the six month period ended June 30, 2009


--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated December 31, 2009, which      A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization       charge if you:

                                                                      o    Write to the Trust at the address
                                                                           listed on the cover page of this
                                                                           Prospectus/Proxy Statement; or

                                                                      o    Call (800) 848-3854 toll-free.

--------------------------------------------------------------------- --------------------------------------------------

-

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to FI Mid Cap contained in the Prospectus of the Fund dated May 1, 2009 (SEC File No. 811-03618) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Van Kampen Mid Cap contained in the Prospectus of the Trust dated May 1, 2009, (SEC File No. 811-10183) also is incorporated by reference into this document. The Statement of Additional Information dated December 31, 2009 relating to this Prospectus/Proxy Statement and the Reorganization includes the financial statements of the Fund relating to FI Mid Cap for the year ended December 31, 2008, and for the six month period ended June 30, 2009, the financial statements of the Trust relating to Van Kampen Mid Cap for the year ended December 31, 2008, and for the six month period ended June 30, 2009, and pro forma financial statements of the Trust relating to Van Kampen Mid Cap for the twelve month period ended June 30, 2009, is incorporated by reference into this document.


         An investment in Van Kampen Mid Cap through a Contract:

o        is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency o is not endorsed by any bank or government agency o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS

                                                                                                                Page
SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Van Kampen Mid Cap will I own?..................................7
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?........................................................8
         How do the Directors recommend that I vote?..............................................................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         How do the Portfolios' fees and expenses compare?.......................................................11
         How do the Portfolios' performance records compare?.....................................................14
         What will be the primary federal tax consequences of the Reorganization?................................18
RISKS............................................................................................................18
         Are the risk factors for the Portfolios similar?........................................................18
         What are the primary risks of investing in each Portfolio?..............................................18
         Are there any other risks of investing in each Portfolio?...............................................21
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................23
         Federal Income Tax Consequences.........................................................................25
         Pro Forma Capitalization................................................................................26
         Distribution of Shares..................................................................................27
         Purchase and Redemption Procedures......................................................................28
         Exchange Privileges.....................................................................................28
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................29
         Form of Organization....................................................................................29
         Capitalization..........................................................................................30
         Shareholder Liability...................................................................................30
         Shareholder Meetings and Voting Rights..................................................................30
         Liquidation.............................................................................................31
         Liability and Indemnification of Trustees/Directors.....................................................32
VOTING INFORMATION CONCERNING THE MEETING........................................................................32
         Shareholder Information.................................................................................35
         Control Persons and Principal Holders of Securities.....................................................35
FINANCIAL STATEMENTS AND EXPERTS.................................................................................36
LEGAL MATTERS....................................................................................................36
OTHER BUSINESS...................................................................................................36
Form of Agreement and Plan of Reorganization....................................................................A-1


                                 SUMMARY


THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

    Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife families of funds with similar investment objectives and similar investment strategies and that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Reorganization is being proposed because the performance record of Van Kampen Mid Cap for the most recent one-, three-, and five-year periods ended September 30, 2009 and for the nine months ended September 30, 2009 has been better than that of FI Mid Cap. In addition, it is anticipated that FI Mid Cap's assets will continue to decrease over time. Therefore, the Directors believe that the Reorganization is in the best interests of FI Mid Cap's shareholders.

    What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of FI Mid Cap to Van Kampen Mid Cap in exchange for Class A, Class B and Class E shares of Van Kampen Mid Cap;

o    the  assumption by Van Kampen Mid Cap of all of the  liabilities  of FI Mid
     Cap;

o the liquidation of FI Mid Cap by distribution of Class A, Class B and Class E shares of Van Kampen Mid Cap to FI Mid Cap's Class A, Class B and Class E shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.


     The Reorganization is expected to be completed on or about May 3, 2010.



     After the Reorganization, what shares of Van Kampen Mid Cap will I own?

     If you own Class A, Class B or Class E shares of FI Mid Cap, you will own Class A, Class B or Class E shares of Van Kampen Mid Cap, respectively.

     The new shares you receive will have the same total value as your shares of FI Mid Cap as of the close of business on the day immediately prior to the Reorganization.

    How will the Reorganization affect me?

     It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o OPERATING EFFICIENCIES: Upon the reorganization of FI Mid Cap into Van Kampen Mid Cap, operating efficiencies may be achieved by Van Kampen Mid Cap because it is expected to have a greater level of assets than either of the Portfolios have currently. As of September 30, 2009, FI Mid Cap's total net assets were approximately $554 million. Van Kampen Mid Cap had total net assets of approximately $122 million as of September 30, 2009.

o COST CONSIDERATIONS: The current annual management fee for Van Kampen Mid Cap is 0.70% of average daily net assets. The current annual management fee of FI Mid Cap is 0.65% (after waivers implemented on October 12, 2009) of average daily net assets. Total Operating Expenses for the twelve month period ended June 30, 2009 for each Portfolio were 0.89% and 1.14% for Class A and Class B shares of Van Kampen Mid Cap, respectively (the only classes of securities outstanding prior to the Reorganization), and 0.77%, 1.02% and 0.92% for the Class A, Class B and Class E shares of FI Mid Cap, respectively. It is anticipated that upon completion of the Reorganization, the Total Operating Expenses for Van Kampen Mid Cap will be 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares (assuming recoupment by MetLife Advisers, LLC ("MetLife Advisers") of certain expenses pursuant to an Expense Limitation Agreement). Moreover, while no assurance can be provided, the operating expenses of Van Kampen Mid Cap may potentially decrease over the long term due to the spreading of fixed costs over a larger pool of assets.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Van Kampen Mid Cap after the Reorganization. After the Reorganization your Contract values will depend on the performance of Van Kampen Mid Cap rather than that of FI Mid Cap. The Adviser of Van Kampen Mid Cap or MetLife Advisers will pay one half of the costs of the Meeting, this proxy solicitation and any adjourned session (estimated at approximately $359,000). Van Kampen Mid Cap will bear the other half of these costs. Such costs are ultimately borne by the Portfolio's shareholders which will include the former shareholders of FI Mid Cap.

     Like FI Mid Cap, Van Kampen Mid Cap will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B and Class E shares, as applicable, of Van Kampen Mid Cap.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares of Van Kampen Mid Cap. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

    How do the Directors recommend that I vote?

     The Directors of the Fund, including the Directors who are not "interested persons" of the Fund (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the shareholders of FI Mid Cap and that such shareholders' interests would not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of FI Mid Cap.

     THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Trustees of the Trust have also approved the Plan on behalf of Van Kampen Mid Cap.

     How  do  the  Portfolios'  investment   objectives,   principal  investment
     strategies and risks compare?

     The investment objective of FI Mid Cap is substantially similar to that of Van Kampen Mid Cap, and the principal investment strategies of each Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

     The following tables summarize a comparison of FI Mid Cap and Van Kampen Mid Cap with respect to their investment objectives and principal investment strategies, as set forth more fully in the Prospectuses and Statements of Additional Information relating to the Portfolios.





   ------------------- -------------------------------------------- ---------------------------------------------------
                       FI Mid Cap                                   Van Kampen Mid Cap
   ------------------- -------------------------------------------- ---------------------------------------------------
   ------------------- -------------------------------------------- ---------------------------------------------------
   Investment          Long term growth of capital.                 Capital appreciation.
   Objective
   ------------------- -------------------------------------------- ---------------------------------------------------
   ------------------- -------------------------------------------- ---------------------------------------------------
   Principal           The Portfolio normally invests at least      The Portfolio normally invests at least 80% of
   Investment          80% of its assets in securities of           its net assets in securities of medium-sized
   Strategies          companies with medium market                 companies at the time of investment.  The
                       capitalizations. The Portfolio normally      Portfolio invests primarily in common stocks and
                       invests its assets primarily in common       also may invest in other equity securities,
                       stocks and may also invest in other types    including preferred stocks, convertible
                       of securities, including preferred stocks,   securities and rights and warrants to purchase
                       warrants, convertible securities and debt    securities.
                       securities.
                                                                    The subadviser currently defines medium-sized
                       The subadviser generally defines medium      companies by reference to those companies in the
                       market capitalization companies as those     Russell Midcap Growth Index (which consists of
                       whose market capitalization is similar to    companies in the capitalization range of
                       the market capitalization of companies in    approximately $829 million to $12.2 billion as of
                       the S&P MidCap 400 Index or the Russell      the annual reconstitution date of May 31, 2009.
                       Midcap Index.  As of September 30, 2009,
                       the market capitalizations of companies in   The subadviser typically favors companies with
                       the S&P MidCap 400 Index range from $230     rising returns on invested capital, above average
                       million to $7.0 billion.  As of May 31,      business visibility, strong free cash flow
                       2009, the market capitalization of           generation and attractive risk/reward.
                       companies in the Russell Midcap Index
                       ranged from $829 million to $12.2 billion.   The Portfolio may also invest in common stocks
                                                                    and other equity securities of small- and
                       In buying and selling securities, the        large-sized companies.
                       subadviser relies on fundamental analysis
                       in seeking companies with improving          The Portfolio may invest up to 25% of its net
                       business fundamentals and accelerating       assets in securities of foreign issuers,
                       growth.                                      including issuers in emerging market countries,
                                                                    primarily through ownership of depositary
                       The Portfolio may also invest in large cap   receipts.
                       and small cap companies.
                       The Portfolio may invest in both domestic    The Portfolio may also purchase and sell certain
                       and foreign issuers.                         derivative instruments such as options, futures
                                                                    and options on futures contracts for various
                       The Portfolio may use various techniques,    management purposes, including to facilitate
                       such as buying and selling futures           portfolio management and to mitigate risks.
                       contracts and exchange traded funds to
                       increase or decrease the Portfolio's
                       exposure to changing security prices
                       or other factors that affect security
                       values.


   ------------------- -------------------------------------------- ---------------------------------------------------

         The principal risks of investing in Van Kampen Mid Cap are similar to those of investing in FI Mid Cap. They include:



o Market risk. A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o Market capitalization risk. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. Medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks and therefore may be subject to greater price volatility.

o Investment style risk. The prices of value stocks may fall, or simply not increase very much, if the market does not agree with the adviser's view of the value of the stock. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuer's growth of earnings potential.

o Foreign investment risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities. Investments in foreign securities are also subject to currency risks.

o Derivatives risk. A Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and to credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

       FOR FI MID CAP ONLY:

o Credit risk. The value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

o Interest rate risk. The value of investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

         Although FI Mid Cap and Van Kampen Mid Cap have substantially similar investment objectives and similar investment strategies, it is anticipated that the securities held by FI Mid Cap may be sold in significant amounts in connection with the Reorganization in order to comply with the policies and investment practices of Van Kampen Mid Cap. If such sales occur after the Reorganization, the transaction costs will be borne by Van Kampen Mid Cap shareholders which will include former shareholders of FI Mid Cap.

    How do the Portfolios' fees and expenses compare?

         FI Mid Cap offers three classes of shares (Class A, Class B and Class
E). Van Kampen Mid Cap currently offers only Class A and Class B shares and will offer Class E shares in connection with the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B and Class E shares of each of the Portfolios. The table entitled "Van Kampen Mid Cap (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class B and Class E shares of Van Kampen Mid Cap set forth in the following table and in the example are based on the expenses for Van Kampen Mid Cap's Class A and Class B shares for the twelve month period ended June 30, 2009, and for Class E shares (as adjusted for Class E shares to include applicable Rule 12b-1 fees) for the twelve month period ended June 30, 2009, are estimated for the year ended June 30, 2009. The amounts for Class A, Class B and Class E shares of Van Kampen Mid Cap (Pro Forma) set forth in the following table and in the example are based on what the expenses of Van Kampen Mid Cap would have been for the period ended June 30, 2009, had the Reorganization taken place as of July 1, 2008.

         The shares of FI Mid Cap and Van Kampen Mid Cap are not charged any initial or deferred sales charge, or any other transaction fees.


THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.


Fees and Expenses (as a percentage of average daily net assets)


--------------------- ------------------------------------- ------------------------------------------
                                   FI Mid Cap                          Van Kampen Mid Cap
--------------------- ------------------------------------- ------------------------------------------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------

                        Class A     Class B      Class E       Class A       Class B       Class E
                        -------     -------      -------       -------       -------       -------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
Management Fees
                      0.70%(a)     0.70%(a)    0.70%(a)     0.70%(b)       0.70%(b)      0.70%(b)
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
Distribution and
Service (12b-1) Fees  0.00%        0.25%       0.15%        0.00%          0.25%         0.15%
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
Other Expenses
                      0.07%        0.07%       0.07%        0.19%          0.19%         0.19%
--------------------- ------------ ----------- ------------ -------------- ------------- -------------
--------------------- ------------ ----------- ------------ -------------- ------------- -------------

Total Annual
Portfolio Operating   0.77%(a)     1.02%(a)    0.92%(a)     0.89%(b)(c)    1.14%(b)(c)   1.04%(b)(c)
Expenses
--------------------- ------------ ----------- ------------ -------------- ------------- -------------



------------------------------------------- -------------------------------------------------------------------
                                                                    Van Kampen Mid Cap
                                                                       (Pro Forma)
------------------------------------------- -------------------------------------------------------------------
------------------------------------------- ---------------------- --------------------- ----------------------
                                                   Class A               Class B                Class E
------------------------------------------- ---------------------- --------------------- ----------------------
------------------------------------------- ---------------------- --------------------- ----------------------
Management Fees                             0.66% (d)              0.66% (d)             0.66% (d)
------------------------------------------- ---------------------- --------------------- ----------------------
------------------------------------------- ---------------------- --------------------- ----------------------
Distribution and Service (12b-1) Fees       0.00%                  0.25%                 0.15%
------------------------------------------- ---------------------- --------------------- ----------------------
------------------------------------------- ---------------------- --------------------- ----------------------
Other Expenses                              0.09%(e)               0.09%(e)              0.09%(e)
------------------------------------------- ---------------------- --------------------- ----------------------
------------------------------------------- ---------------------- --------------------- ----------------------
Total Annual Portfolio Operating Expenses   0.75%(d)               1.00%(d)              0.90%(d)
------------------------------------------- ---------------------- --------------------- ----------------------

    (a) Effective October 12, 2009, MetLife Advisers voluntarily agreed to waive the Management Fee for each Class of shares of FI Mid Cap to 0.65%. If this voluntary waiver were reflected in the table, for the period starting July 1, 2008, the Management Fee for each Class would be 0.65% and Total Annual Operating Expenses would be 0.72% for Class A shares, 0.97% for Class B shares and 0.87% for Class E shares.
    (b) Effective May 1, 2010, MetLife Advisers has voluntarily agreed to waive the Management Fee for each Class of shares of Van Kampen Mid Cap to 0.65%. If this voluntary waiver were reflected in the table and applied for the period starting July 1, 2008, the Management Fee for each Class would be 0.65% and Total Annual Operating Expenses would be 0.84% for Class A shares, 1.09% for Class B shares and 0.99% for Class E shares.

    (c) MetLife Advisers voluntarily waived 0.01% in expenses during the period. If this voluntary waiver were reflected in the table, Total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares would be 0.88%, 1.13% and 1.03%, respectively. Under certain circumstances these costs may be repaid to MetLife Advisers with the approval of the Trust's Board of Trustees.

    (d) Effective May 1, 2010, MetLife Advisers has voluntarily agreed to waive the Management Fee for each Class of shares of the Van Kampen Mid Cap to 0.64% based on assets of Van Kampen Mid Cap as of September 30, 2009 and total Annual Operating Expenses would be 0.73% for Class A shares, 0.98% for Class B shares and 0.88% for Class E shares.
    (e) Assumes recoupment of all amounts previously subsidized under the Expense Limitation Agreement from Van Kampen Mid Cap. Prior to such recoupment, Total Annual Operating expenses would be 0.73% for Class A shares, 0.98% for Class B shares and 0.88% for Class E shares.

     MetLife Advisers and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of Van Kampen Mid Cap will not exceed 0.90%, 1.15% and 1.05%, respectively, for the period ended April 30, 2011.

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in FI Mid Cap versus Van Kampen Mid Cap and Van Kampen Mid Cap (Pro Forma) assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.


         Examples of Portfolio Expenses

          ---------------------------------------------------------------------------------------------------
                                                      FI Mid Cap
                                 One Year           Three Years          Five Years           Ten Years

Class A                            $79                 $247                $429                 $957
Class B                           $105                 $326                $566               $1,253
Class E                            $94                 $295                $511               $1,135
-------------------------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------------
                                                  Van Kampen Mid Cap
                                 One Year           Three Years          Five Years           Ten Years

Class A                            $91                 $285                $495               $1,100
Class B                           $117                 $364                $631               $1,392
Class E                           $107                 $333                $577               $1,276
-------------------------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------------
                                            Van Kampen Mid Cap (Pro Forma)
                                 One Year           Three Years          Five Years           Ten Years

Class A                            $77                 $241                $418                 $933
Class B                           $103                 $320                $555               $1,229
Class E                            $92                 $288                $500               $1,112
-------------------------------------------------------------------------------------------------------------


    How do the Portfolios' performance records compare?

         The following charts show how the Class A, Class B and Class E shares of each Portfolio, as applicable, have performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         The performance shown below is the performance of Van Kampen Mid Cap's Class A and Class B shares and FI Mid Cap's Class A, B and E shares as of December 31, 2008. Effective May 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser. On May 1, 2004, FI Mid Cap changed its subadviser from Janus Capital Management LLC to Fidelity Management & Research Company ("FMR") and also changed its principal investment strategies. On April 28, 2008, Pyramis, an affiliate of FMR, succeeded FMR as subadviser to the Portfolio. Performance information set forth below for FI Mid Cap reflects the management of Janus, FMR and Pyramis.

Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the Class A shares of FI Mid Cap for the last ten calendar years and the Class A shares of Van Kampen Mid Cap for each full calendar year since inception. These charts should give you a general idea of the risks of investing in FI Mid Cap and Van Kampen Mid Cap by showing how FI Mid Cap's and Van Kampen Mid Cap's returns have varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of FI Mid Cap and Van Kampen Mid Cap which may have occurred before your Contract began; accordingly, your investment results may differ. FI Mid Cap and Van Kampen Mid Cap can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.



                            FI Mid Cap Class A Shares

------------ --------- -------- ---------- -------- --------- ------- -------- ------- --------
  122.9%      -31.2%   -37.3%    -29.0%     34.6%    17.2%     6.9%    11.9%    8.3%   -55.3%







    99          00       01        02        03        04       05      06       07      08
------------ --------- -------- ---------- -------- --------- ------- -------- ------- --------

                        High Quarter: 4th - 1999 +59.37%
                        Low Quarter: 4th - 2008 - 34.54%







                        Van Kampen Mid Cap Class A Shares

------------- ----------- ----------- ---------- ----------- ----------- ----------
  -24.41%       35.70%      12.45%      4.58%      8.37%       23.48%     -46.75%






     02           03          04         05          06          07         08
------------- ----------- ----------- ---------- ----------- ----------- ----------

                        High Quarter: 2nd - 2003 + 17.43%
                        Low Quarter: 4th - 2008 - 26.03%



         The next set of tables lists the average annual total return of the Class A, Class B and Class E shares of FI Mid Cap for the one-, five and ten-year periods (ended December 31, 2008) and Class A and Class B shares of Van Kampen Mid Cap for the one- and five-year periods and since inception (ended December 31, 2008). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



Average Annual Total Return (for the period ended 12/31/2008)


      ----------------------------- ----------------- ----------------- ----------------
      FI Mid Cap                      1 Year Ended     5 Years Ended    10 Years Ended
      ----------
                                        12/31/08          12/31/08         12/31/08
      ----------------------------- ----------------- ----------------- ----------------
------------------------------------------------------------------------------------------
Class A shares                           -55.28%           -7.45%            -4.62%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class B shares                           -55.43%           -7.70%              --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class E Shares                           -55.39%           -7.62%              --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Russell Midcap Growth Index              -44.32%           -2.33%            -0.19%
------------------------------------------------------------------------------------------
  -------------------------- ---------------- ------------------ ------------------ ---------------


  Van Kampen Mid Cap          1 Year Ended      5 Years Ended     Since Inception
  ------------------
                                12/31/08          12/31/08          to 12/31/08     Inception Date
                                --------          --------             --------        ---------
  -------------------------- ---------------- ------------------ ------------------ ---------------
-----------------------------------------------------------------------------------------------------
Class A Shares                   -46.67%            -3.26%            -2.59%            5/1/01
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Class B Shares                   -46.75%            -3.47%            -3.30%            2/12/01
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Russell Midcap Growth Index      -44.32%            -2.33%            -3.45%*
-----------------------------------------------------------------------------------------------------

         * Index performance is from 2/12/01.



         The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $2.6 billion as of the annual reconstitution date of May 31, 2009.

         For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for Van Kampen Mid Cap. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Van Kampen Mid Cap is also contained in management's discussion of Van Kampen Mid Cap performance which appears in the most recent Annual Report of the Trust relating to Van Kampen Mid Cap.

         Who will be the adviser and portfolio manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

Management of the Portfolios

         The overall management of FI Mid Cap and of Van Kampen Mid Cap is the responsibility of, and is supervised by, the Board of Directors of the Fund and the Board of Trustees of the Trust, respectively.

Manager

         MetLife Advisers (the "Manager") is the investment manager for Van Kampen Mid Cap. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.

Facts about the Manager:
         -----------------------------------------------------------------------

          o    The Manager is an affiliate of MetLife.

          o The Manager manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $74.7 billion as of September 30, 2009.

          o    The  Manager  is  located  at  501   Boylston   Street,   Boston,
               Massachusetts 02116.
          ----------------------------------------------------------------------


Adviser

         Morgan Stanley Investment Management, Inc., doing business under the name Van Kampen ("Van Kampen" or the "Adviser") is the investment adviser to Van Kampen Mid Cap. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:

--------------------------------------------------------------------------------

          o    The  Adviser  is  a  direct  wholly-owned  subsidiary  of  Morgan
               Stanley.

          o The Adviser and its affiliates had assets under management of approximately $379.7 billion as of September 30, 2009.

          o    The Adviser is located at 522 Fifth  Avenue,  New York,  New York
               10036.

--------------------------------------------------------------------------------



Portfolio Management

         The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton, Jason Yeung and Armistead Nash, each an Executive Director of Van Kampen.

         Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Management Fees

         For its management and supervision of the daily business affairs of Van Kampen Mid Cap, the Manager is entitled to receive a monthly fee at an annual rate of a percentage of the Portfolio's average daily net assets as follows:
0.70% of the first $200 million of such assets, plus 0.65% of such assets over $200 million up to $500 million, plus 0.625% of such assets over $500 million.


Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Van Kampen Mid Cap. The Portfolio does not pay a fee to the Adviser.


     What will be the primary federal tax consequences of the Reorganization?

         Prior to and as a condition to the closing of the Reorganization, FI Mid Cap and Van Kampen Mid Cap will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (i) no gain or loss will be recognized by FI Mid Cap or the separate accounts through which each Insurance Company owns its shares ("Record Holders") for federal income tax purposes as a result of receiving shares of Van Kampen Mid Cap in connection with the Reorganization; (ii) the holding period and aggregate tax basis of the shares of Van Kampen Mid Cap that are received by the Record Holders of FI Mid Cap will be the same as the holding period and aggregate tax basis of the shares of FI Mid Cap previously held by such Record Holders, provided that such shares of FI Mid Cap are held as capital assets;
(iii) the holding period and tax basis of the assets of FI Mid Cap in the hands of Van Kampen Mid Cap as a result of the Reorganization will be the same as in the hands of FI Mid Cap immediately prior to the Reorganization; and (iv) no gain or loss will be recognized by Van Kampen Mid Cap upon the receipt of the assets of FI Mid Cap in exchange for shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of FI Mid Cap 's liabilities.

                                   RISKS

    Are the risk factors for the Portfolios similar?

         Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment strategies of FI Mid Cap and Van Kampen Mid Cap. The risks of Van Kampen Mid Cap are described in greater detail in the Portfolio's Prospectus.


    What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.


--------------------------------------------------------------------------------
                             Each of the Portfolios is subject to Market Risk.

---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
FI Mid Cap                    Invests primarily in common stocks.

---------------------------------------- --------------------------------------
-------------------------------------------------------------------------------
Van Kampen Mid Cap            Invests primarily in common stocks.

-------------------------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

---------------------------------------- ---------------------------------------
                              Each of the Portfolios is subject to Market
                              Capitalization Risk.

---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
FI Mid Cap                   Normally invests at least 80% of its assets in
                             securities of companies with medium market capitalizations.

---------------------------------------- --------------------------------------
-------------------------------------------------------------------------------
Van Kampen Mid Cap           Normally invests at least 80% of its assets in
                             securities of companies with medium market capitalizations.

-------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

---------------------------------------- ---------------------------------------
                                         Each of the Portfolios is subject to
                                         Investment Style Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
FI Mid Cap                               Invests in "growth" companies.

---------------------------------------- ---------------------------------------
--------------------------------------------------------------------------------
Van Kampen Mid Cap                       Invests in "growth" companies.

--------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Different investment styles tend to     Each of the following Portfolios may be
shift in and out of favor depending     subject to Foreign Investment Risk.
upon market and economic conditions as
well as investor sentiment.  A
Portfolio may outperform or
underperform other funds that employ a
different investment style.  A
Portfolio may also employ a
combination of styles that impact its
risk characteristics.  Examples of
different investment styles include
growth and value investing.  Growth
stocks may be more volatile than other
stocks because they are more sensitive
to investor perceptions of the issuing
company's growth of earnings
potential.  Also, because growth
companies usually invest a high
portion of earnings in their business,
growth stocks may lack the dividends
of some value stocks that can cushion
stock prices in a falling market.
Growth oriented funds will typically
underperform when value investing is
in favor.  Value stocks are those
which are undervalued in comparison to
their peers due to adverse business
developments or other factors.  Value
investing carries the risk that the
market will not recognize a security's
inherent value for a long time, or
that a stock judged to be undervalued
may actually be appropriately priced
or overvalued.  Value oriented funds
will typically underperform when
growth investing is in favor.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
FI Mid Cap                              May invest in foreign issuers.

---------------------------------------- ---------------------------------------
--------------------------------------------------------------------------------
Van Kampen Mid Cap                      May invest up to 25% of its
                                        assets in securities of foreign issuers
                                        including issuers in emerging markets.
--------------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.


---------------------------------------- ---------------------------------------
                                         Each of the Portfolios may be subject
                                         to Derivatives Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
FI Mid Cap                               May engage in derivative transactions.
---------------------------------------- ---------------------------------------
--------------------------------------------------------------------------------
Van Kampen Mid Cap                       May engage in derivative transactions.

--------------------------------------------------------------------------------

         A Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the securities held by the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

    Are there any other risks of investing in each Portfolio?

         FI Mid Cap may invest in debt securities. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Because FI Mid Cap may invest in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

         Each Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. The third party may be unwilling or unable to honor its financial obligations.

                         INFORMATION ABOUT THE REORGANIZATION

    Reasons for the Reorganization

         The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios. FI Mid Cap has experienced declining assets and it is anticipated that FI Mid Cap's assets will continue to decline. In addition, the performance record of Van Kampen Mid Cap has been better than that of FI Mid Cap.

         At a meeting held on November 18-19, 2009, all of the Directors of the Fund, including the Disinterested Directors, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of shareholders of FI Mid Cap, and that the interests of existing shareholders of FI Mid Cap will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Directors evaluated extensive information provided by the management of the Fund and reviewed various factors about the Portfolios and the proposed Reorganization. The combination of the two Portfolios with substantially similar investment objectives and similar investment strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. The total operating costs of Van Kampen Mid Cap are higher than those of FI Mid Cap. However, upon the consummation of the Reorganization, it is also anticipated that the Total Operating Expenses of Van Kampen Mid Cap, after the Reorganization, after waivers and the recoupment by MetLife Advisers from Van Kampen Mid Cap of all amounts previously subsidized under the Expense Limitation Agreement, will be less than those of FI Mid Cap. The Directors noted that the historical performance of Van Kampen Mid Cap over the one-, three-, and five-year periods ended September 30, 2009 and for the nine months ended September 30, 2009 had exceeded that of FI Mid Cap.

         The Directors considered the potential economies of scale that might be achieved should FI Mid Cap combine with another entity. As of September 30, 2009, FI Mid Cap's assets were approximately $554 million, while Van Kampen Mid Cap's total net assets were approximately $122 million. The Directors were informed that FI Mid Cap's expense ratio was likely to increase over time in the absence of a fund merger because its assets were expected to decrease over time.

         In addition, the Directors considered, among other things:

          o    the terms and conditions of the Reorganization;

          o the fact that the Reorganization would not result in the dilution of FI Mid Cap's shareholders' interests;

          o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          o    the  fact  that  FI  Mid  Cap  and  Van   Kampen   Mid  Cap  have
               substantially similar investment objectives and similar principal investment strategies;

          o the fact that the Adviser to Van Kampen Mid Cap and Van Kampen Mid Cap will each bear one half of the expenses incurred by the Portfolios in connection with the Reorganization;

          o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products;

          o the fact that Van Kampen Mid Cap will assume all of the liabilities of FI Mid Cap;

          o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

          o alternatives available to shareholders of FI Mid Cap, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

         During their consideration of the Reorganization, the Directors of the Fund met with counsel to the Independent Directors regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Fund concluded that the proposed Reorganization would be in the best interests of FI Mid Cap and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of FI Mid Cap for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Van Kampen Mid Cap.

    Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of FI Mid Cap will be acquired by Van Kampen Mid Cap in exchange for shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of all of the liabilities of FI Mid Cap on or about May 3, 2010 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, FI Mid Cap will endeavor to discharge all of its known liabilities and obligations. FI Mid Cap will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, FI Mid Cap will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of each class of Van Kampen Mid Cap to be received by the Record Holders of FI Mid Cap will be determined by multiplying the respective outstanding class of shares of FI Mid Cap by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of FI Mid Cap by the net asset value per share of the respective class of shares of Van Kampen Mid Cap. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Van Kampen Mid Cap, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, FI Mid Cap will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Van Kampen Mid Cap received by FI Mid Cap. The liquidation and distribution will be accomplished by the establishment of accounts in the names of FI Mid Cap's Record Holders on Van Kampen Mid Cap's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Van Kampen Mid Cap due to FI Mid Cap's Record Holders. All issued and outstanding shares of FI Mid Cap will be canceled. The shares of Van Kampen Mid Cap to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, FI Mid Cap will be terminated as a series of the Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by FI Mid Cap's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of FI Mid Cap's shareholders, the Plan may be terminated (a) by the mutual agreement of FI Mid Cap and Van Kampen Mid Cap or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         If the Reorganization is consummated, Van Kampen Mid Cap will pay one half of the expenses of the Reorganization (including the cost of any proxy-soliciting agent) and the Manager or the Adviser will pay the other half of such expenses. If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by FI Mid Cap, Van Kampen Mid Cap or their shareholders. MetLife or one of its affiliates will pay such expenses.

         If FI Mid Cap's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

    Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Van Kampen Mid Cap and FI Mid Cap will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

         (1) The transfer of all of the assets of FI Mid Cap solely in exchange for shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap, followed by the distribution of Van Kampen Mid Cap's shares to the Record Holders of FI Mid Cap in dissolution and liquidation of FI Mid Cap, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Van Kampen Mid Cap and FI Mid Cap will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Van Kampen Mid Cap upon the receipt of the assets of FI Mid Cap solely in exchange for the shares of Van Kampen Mid Cap and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap;

         (3) No gain or loss will be recognized by FI Mid Cap on the transfer of its assets to Van Kampen Mid Cap in exchange for Van Kampen Mid Cap's shares and the assumption by Van Kampen Mid Cap of the liabilities of FI Mid Cap or upon the distribution (whether actual or constructive) of Van Kampen Mid Cap's shares to FI Mid Cap's Record Holders in exchange for their shares of FI Mid Cap;

         (4) No gain or loss will be recognized by FI Mid Cap's Record Holders upon the exchange of their shares of FI Mid Cap for shares of Van Kampen Mid Cap in liquidation of FI Mid Cap;

         (5) The aggregate tax basis of the shares of Van Kampen Mid Cap received by each Record Holder of FI Mid Cap pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of FI Mid Cap held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Van Kampen Mid Cap received by each Record Holder of FI Mid Cap will include the period during which the shares of FI Mid Cap exchanged therefore were held (provided that the shares of FI Mid Cap were held as a capital asset on the date of the Reorganization);

         (6) The tax basis of the assets of FI Mid Cap acquired by Van Kampen Mid Cap will be the same as the tax basis of such assets to FI Mid Cap immediately prior to the Reorganization, and the holding period of such assets in the hands of Van Kampen Mid Cap will include the period during which the assets were held by FI Mid Cap; and

         (7) Van Kampen Mid Cap will succeed to and take into account the capital loss carryovers, if any, of FI Mid Cap described in
                Section 381(c) of the Code. Van Kampen Mid Cap will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of FI Mid Cap would recognize a taxable gain or loss equal to the difference between its tax basis in its FI Mid Cap shares and the fair market value of the shares of Van Kampen Mid Cap it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract holder would not recognize taxable income in that event.

         Van Kampen Mid Cap's utilization after the Reorganization of any pre-Reorganization realized or built-in losses of FI Mid Cap to offset gains realized by Van Kampen Mid Cap could be subject to limitation in future years.

    Pro Forma Capitalization

         The following table sets forth the capitalization of FI Mid Cap and Van Kampen Mid Cap as of June 30, 2009 and the capitalization of Van Kampen Mid Cap on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.44 Class A, 1.45 Class B and 1.43 Class E shares of Van Kampen Mid Cap for each Class A, Class B and Class E share of FI Mid Cap, respectively.




                          Capitalization of FI Mid Cap, Van Kampen Mid Cap and Van Kampen Mid Cap (Pro Forma)
-------------------------- --------------------- ------------------ ------------------------ ------------------------

                                                                                               Van Kampen Mid Cap
                                                  Van Kampen Mid                                Pro Forma (After
                                FI Mid Cap              Cap               Adjustments            Reorganization)
--------------------------------------------------------------------------------------------------------------------
Net Assets

Class A                      $ 414,225,638          $ 18,496,465         ($135,000)*           $432,587,103
Class B                      $  49,346,950                               ($ 39,600)*           $128,101,584
Class E                      $  15,597,981          $ 78,794,234         ($  5,400)*          $  15,592,581



Total Net Assets             $ 479,170,569          $97,290,699                                $576,281,268
-------------------------- --------------------- ------------------ ------------------------ ------------------------
Net Asset Value Per Share
Class A                      $10.18                $7.07                                       $7.06
Class B                      $ 9.97                $6.88                                       $6.88
Class E                      $10.08                                                            $7.06

-------------------------- --------------------- ------------------ ------------------------ ------------------------
Shares Outstanding

Class A                     40,683,253              2,617,238          17,929,411(a)          61,229,902
Class B                      4,948,583             11,451,960           2,223,506(a)          18,624,049
Class E                      1,547,900              659,204(a)


Total Shares Outstanding

                            47,179,736             14,069,198          20,812,121(a)          82,061,055

-------------------------- --------------------- ------------------ ------------------------ ------------------------
     * Reflects merger related expenses of $180,000.

     (a) Reflects change in shares outstanding due to issuance of Class A, Class
     B and Class E shares of Van Kampen Mid Cap in exchange for Class A, Class B and Class E shares of FI Mid Cap based upon the net asset value of Van
     Kampen Mid Cap's Class A, Class B and Class E shares at June 30, 2009.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

    Distribution of Shares

         All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Van Kampen Mid Cap are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Van Kampen Mid Cap may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and Van Kampen Mid Cap's shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. Van Kampen Mid Cap currently offers Class A and Class B shares. Class E shares of Van Kampen Mid Cap will first be offered in connection with the Reorganization. FI Mid Cap currently offers Class A, Class B and Class E shares. Each Class has a separate distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of FI Mid Cap owning Class A, Class B or Class E shares will receive Class A, Class B or Class E shares, respectively, of Van Kampen Mid Cap. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Van Kampen Mid Cap.

         Class B and Class E shares of Van Kampen Mid Cap are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for each of the Class B and Class E shares of Van Kampen Mid Cap under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.25% and 0.15%, respectively, of average daily net assets attributable to the Class.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Van Kampen Mid Cap serves as an investment vehicle. More detailed descriptions of the Classes of shares and the distribution arrangements applicable to each Class of shares are contained in the Prospectus and Statement of Additional Information relating to Van Kampen Mid Cap.

    Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of FI Mid Cap. No fee is charged by FI Mid Cap for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. FI Mid Cap buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of Van Kampen Mid Cap based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.


    Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

    Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and Van Kampen Mid Cap intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.


                     COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland and federal law, rather than by the Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Delaware and federal law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.


    Form of Organization

         As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of FI Mid Cap and other mutual funds of various asset classes; the series of the Trust consist of Van Kampen Mid Cap and other mutual funds of various asset classes. The Fund and the Trust currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, a Board of Trustees/Directors and applicable Maryland or Delaware and federal law.


    Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of FI Mid Cap are offered in three classes (Class A, Class B and Class E) and represent an equal proportionate interest in the Portfolio. Shares of Van Kampen Mid Cap are currently only offered in two classes (Class A and Class B). Class E shares of Van Kampen Mid Cap will first be offered in the Reorganization. Shares of each Class of Van Kampen Mid Cap represent an equal pro rata interest in the Portfolio with each other share of that Class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

    Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

         Under Maryland law, shareholders of FI Mid Cap have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

    Shareholder Meetings and Voting Rights

         Neither the Fund on behalf of FI Mid Cap nor the Trust on behalf of Van Kampen Mid Cap is required to hold annual meetings of shareholders. However, in the case of the Fund and the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Fund or of the Trust. In addition, the Fund and the Trust are each required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Fund nor the Trust currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust.

         The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the shares cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the shares cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote for the election of directors at any meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders. With respect to the Fund, Maryland law would require a shareholder vote with respect to each such matter.

    Liquidation

         In the event of the liquidation of the Trust, a series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Fund, the same provisions discussed above generally would apply.

    Liability and Indemnification of Trustees/Directors

         The By-Laws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                        VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of FI Mid Cap in connection with a solicitation of voting instructions by the Directors of the Fund, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 19, 2010, at the offices of Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of FI Mid Cap on or about January 22, 2010.

         The Board of Directors of the Fund has fixed the close of business on December 31, 2009 as the record date (the "Record Date") for determining the shareholders of FI Mid Cap entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of FI Mid Cap, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of FI Mid Cap. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of FI Mid Cap for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of FI Mid Cap held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of FI Mid Cap is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, if properly executed and returned without voting instructions they can be voted FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or through the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

          o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the Reorganization will require either the affirmative vote of the security holders of FI Mid Cap (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of FI Mid Cap were the Insurance Companies. Since the Insurance Companies are the legal owner of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Fund.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about February 22, 2010 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of MetLife Advisers, LLC, its affiliates or other representatives of FI Mid Cap (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Fund's proxy solicitor. One half of the total costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at approximately $359,000) will be paid by Van Kampen Mid Cap and one half by the Adviser to Van Kampen Mid Cap.

         If shareholders of FI Mid Cap do not vote to approve the Reorganization, the Directors of the Fund will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of FI Mid Cap who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Van Kampen Mid Cap are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

    Shareholder Information

         The Record Holders of FI Mid Cap on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of FI Mid Cap owned as of the Record Date. As of the Record Date, the total number of shares of FI Mid Cap outstanding and entitled to vote was as follows:

                    ---------------------------------- -------------------------
                                                             Number of Shares
                    ---------------------------------- -------------------------
-------------------------------------------------------------------------------
Class A                                                    39,479,094.846
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                                                    5,138,183.78
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class E                                                    1,462,186.228
--------------------------------------------------------------------------------


         As of December 31, 2009, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of Van Kampen Mid Cap and FI Mid Cap, respectively.

    Control Persons and Principal Holders of Securities

         On December 31, 2009 to the knowledge of the Directors and management of the Fund, the following separate accounts of General American Life Insurance Company, MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company and New England Life Insurance Company collectively owned of record 100% of the shares of FI Mid Cap:
General American Life Insurance Company Separate Account 11, General American Life Insurance Company Separate Account 58, General American Life Insurance Company Separate Account 59, MetLife Investors USA Insurance Company Variable Life Separate Account A, MetLife Investors USA Life Insurance Company Separate Account A, Metropolitan Life Insurance Company Separate Account E, Metropolitan Life Insurance Company Separate Account UL, Metropolitan Life Insurance Company Separate Account F, Metropolitan Tower Life Insurance Company Separate Account Two, New England Life Insurance Company Variable Life Separate Account, New England Life Insurance Company Variable Annuity Separate Account and New England Life Insurance Company PPVUL Separate Account 4.

         Each Insurance Company has advised the Fund and the Trust that as of December 31, 2009 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of FI Mid Cap or Van Kampen Mid Cap, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and as a result MetLife may be deemed to be a control person with respect to the Trust.

                          FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of each of the FI Mid Cap Portfolio and the Van Kampen Mid Cap Portfolio as of and for the year ended December 31, 2008, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the period indicated therein that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Van Kampen Mid Cap will be passed upon by Sullivan & Worcester LLP.


                             ADDITIONAL INFORMATION

         The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                             OTHER BUSINESS

         The Directors of the Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


December 31, 2009

                                                         Exhibit A

                     AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of December 1, 2009, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of FI Mid Cap Opportunities Portfolio (the "Acquired Fund"), a series of the Company, and (ii) Met Investors Series Trust (the "Acquiring Trust"), a Delaware statutory trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf of Van Kampen Mid Cap Growth Portfolio (the "Acquiring Fund"), a series of the Acquiring Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional shares each class of the Acquiring Fund determined by dividing the net asset value of the respective class of shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2, (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Holders of Class A, Class B or Class E shares of the Acquired Fund will receive Class A, Class B or Class E shares, respectively, of the Acquiring Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares  distributable  pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.       VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Company.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on May 3, 2010, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 1095 Avenue of the Americas, 40th Floor, New York, New York 10036, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Van Kampen Mid Cap Growth Fund Portfolio, a series of Met Investors Series Trust".

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Company. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

          (c) The Company is not in violation in any material respect of any provision of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The unaudited statement of assets and liabilities as of June 30, 2009, the unaudited statement of operations for the six months ended June 30, 2009, the unaudited statement of changes in net assets for the six months ended June 30, 2009, and the unaudited schedule of investments as of June 30, 2009, of the Acquired Fund, copies of which will be furnished to the Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2009;

          (g) Since June 30, 2009, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 95 million shares are authorized for the Acquired Fund. The outstanding shares of common stock in the Acquired Fund are Class A, Class B and Class E shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2009, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The unaudited statement of assets and liabilities as of June 30, 2009, the unaudited statement of operations for the six months ended June 30, 2009, the unaudited statement of changes in net assets for the six months ended June 30, 2009, and the unaudited schedule of investments as of June 30, 2009, of the Acquiring Fund, copies of which will be furnished to the Acquired Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2009;

          (h) Since June 30, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are Class A and Class B shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B or Class E shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Acquiring Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of
          Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Company, to the following effect:

          (a) The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

          (a) The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and has corporate power necessary to own all of its properties and assets and to conduct its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Fund on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph
               5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, the Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Company on behalf of the Acquiring Portfolio did not, and the performance by the Company and the Acquired Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquired Fund is a party or by which either of them is bound;
               (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge there is no legal or governmental proceeding relating to the Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (g) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;
               (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the
               Company or the Acquired Fund or any of their respective properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2008.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2009 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2009 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Company and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Company or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Company and the Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Company and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
               Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of the Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account capital loss carryover, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Company and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.


9. FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, fifty percent of all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquiring Fund and the remaining fifty percent will be borne by MetLife Advisers, LLC or the investment adviser of the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy
          Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

     9.2 Except as otherwise provided for in paragraph 9.3, any portfolio transaction costs incurred by the Acquired Fund prior the consummation of the transactions contemplated by this Agreement will be borne by the Acquired Fund. Any portfolio transaction costs incurred by the Acquiring Fund after the consummation of the transactions contemplated by this Agreement will be borne by the Acquiring Fund.

     9.3 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.4 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.5 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.


11.      TERMINATION.

          This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Company. In addition, either the Acquiring Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

          (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b)  If  a  condition   herein   expressed  to  be  precedent  to  the
               obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Acquiring Trust; or

          (d) If the Board of Trustees of the Acquiring Fund or the Board of Directors of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.


12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.



13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn:
Secretary.


14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.



         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                                              METROPOLITAN SERIES FUND, INC.,
                                                              on behalf of its FI Mid Cap Opportunities Portfolio



                                                              By:
                                                                 --------------------------------------------------

                                                              Name:    Elizabeth M. Forget
                                                                       --------------------------------------------
                                                              Title:   President
                                                                       --------------------------------------------



                                                              MET INVESTORS SERIES TRUST,
                                                              on behalf of its Van Kampen Mid Cap Growth Portfolio



                                                              By:
                                                                 --------------------------------------------------

                                                              Name:    Elizabeth M. Forget
                                                                       --------------------------------------------

                                                              Title:   President
                                                                       --------------------------------------------






                                                              Agreed and accepted as to paragraph 9 only:

                                                              METLIFE ADVISERS, LLC



                                                              By:
                                                                   ------------------------------------------------

                                                              Name:
                                                                     -------------------------------------

                                                              Title:
                                                                      ---------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                       FI MID CAP OPPORTUNITIES PORTFOLIO

                                   a series of

                         METROPOLITAN SERIES FUND, INC.

                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732


                        By and In Exchange For Shares of

                       VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


     This Statement of Additional Information, dated December 31, 2009, relating specifically to the proposed transfer of the assets and liabilities of FI Mid Cap Opportunities Portfolio ("FI Mid Cap"), a series of Metropolitan Series Fund, Inc. (the "Fund"), to Van Kampen Mid Cap Growth Portfolio ("Van Kampen Mid Cap"), a series of Met Investors Series Trust (the "Trust"), in exchange for Class A, Class B and Class E shares of Van Kampen Mid Cap (to be issued to holders of Class A, Class B and Class E shares of FI Mid Cap), consists of the information set forth below pertaining to FI Mid Cap and Van Kampen Mid Cap and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of the Fund relating to FI Mid Cap dated May 1, 2009;

     (2) Statement of Additional Information of the Trust relating to Van Kampen Mid Cap dated May 1, 2009;

     (3) Annual Report of the Fund relating to FI Mid Cap, for the year ended December 31, 2008;

     (4) Annual Report of the Trust relating to Van Kampen Mid Cap for the year ended December 31, 2008;

     (5) Semi-Annual Report of the Fund relating to FI Mid Cap for the six month period ended June 30, 2009;

     (6) Semi-Annual Report of the Trust relating to Van Kampen Mid Cap for the six month period ended June 30, 2009; and

     (7)  Pro forma financial statements as of June 30, 2009.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of FI Mid Cap and Van Kampen Mid Cap dated December 31, 2009. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                        METROPOLITAN SERIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of the Portfolios of the Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2009, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2008 accompanies this SAI. The audited financial statements included in the annual report, including any notes thereto, and the report of the independent registered public accounting firm thereon are incorporated by reference into this document, which means that their contents are legally considered to be a part of this Statement of Additional Information. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling
(800) 638-7732.

9715081

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
   GENERAL                                                                 1

   INVESTMENT POLICIES                                                     1

   INVESTMENT RESTRICTIONS                                                 7

   INVESTMENT PRACTICES AND RISKS                                          9

   DISCLOSURE OF PORTFOLIO HOLDINGS                                       43

   RESOLVING MATERIAL CONFLICTS                                           44

   DETERMINATION OF NET ASSET VALUES                                      45

   EXPENSES                                                               46

   DIRECTORS AND OFFICERS                                                 48

   ADVISORY ARRANGEMENTS                                                  53

   PORTFOLIO MANAGERS                                                     67

   DISTRIBUTION AGREEMENT                                                106

   OTHER SERVICES                                                        110

   PORTFOLIO TRANSACTIONS AND BROKERAGE                                  110

   CODE OF ETHICS                                                        117

   DESCRIPTION OF THE FUND                                               117

   TAXES                                                                 118

   TRANSFER AGENT                                                        122

   FINANCIAL STATEMENTS                                                  122

   INDEX SPONSORS                                                        122

   APPENDIX A -- DESCRIPTION OF SECURITY RATINGS                         124

   APPENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES  134

                                    GENERAL

   Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                              INVESTMENT POLICIES

   The investment objective(s) and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices and Risks" and the Prospectus.

   Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (each, an "Asset Allocation Portfolio" and, collectively, the "Asset Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying Portfolio" and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices and Risks." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust ("MIST"), please see the May 1, 2009 prospectus and statement of additional information of MIST (SEC File
No. 811-10183).

   Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

   The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Artio International Stock Portfolio

   Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments. The Portfolio may invest up to 25% of its total assets in emerging market securities. The Portfolio may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers.

   Although the Portfolio normally invests 80% of its assets in stocks, it may increase its cash or non-equity position when the Portfolio's subadviser, Artio Global Management LLC ("Artio Global"), is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Portfolio's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when Artio Global perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Portfolio also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

BlackRock Aggressive Growth Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Strategic Value Portfolio

   The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock Advisors, LLC's ("BlackRock") credit research.

BlackRock Bond Income Portfolio

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3 % of the Portfolio's total assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock's credit research.

BlackRock Diversified Portfolio

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on BlackRock's credit research.

BlackRock Money Market Portfolio

   In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

   The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investments, if any, in such obligations will consist principally of obligations that are issued by U.S. branches and agencies of foreign banks for sale in the U.S. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

   All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

   In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable and may result in the Portfolio's net asset value per share declining below $100 per share.

Davis Venture Value Portfolio

   The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

   The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

FI Large Cap Portfolio and FI Value Leaders Portfolio

   As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Portfolio

   For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Pyramis Global Advisors, LLC ("Pyramis"), the Portfolio's subadviser, intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Jennison Growth Portfolio

   The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

   The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

   As described in the Prospectus, each Portfolio normally invests at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

Met/Dimensional International Small Company Portfolio

Market Capitalization Weighted Approach

   The investment strategy of the Portfolio involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, based on a variety of factors. The Portfolio may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Portfolio. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management),
(ii) treasury shares, or (iii) shares subject to foreign ownership restrictions. Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of the Portfolio's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. Block purchases of eligible securities may be made at what the subadviser views as opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the Portfolio. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of the Portfolio change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale. Country weights may be based on the total market capitalization of companies within each country.

MFS Value Portfolio

   As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

Neuberger Berman Mid Cap Value Portfolio

   The Portfolio normally may invest up to 20% of its total assets in debt securities.

Oppenheimer Global Equity Portfolio

   Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

   The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

   The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

   Each Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   Each Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   Each Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Van Eck Global Natural Resources Portfolio

   The term "natural resource companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of their revenues or profit from exploration, development, production, distribution or facilitation of processes relating to natural resources.

   Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The Portfolio may invest more than 50% of the Portfolio in any one of the above sectors. Natural resource investments are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

   The Portfolio will seek to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code" or the "Internal Revenue Code") to qualify as a regulated investment company, in order to prevent double taxation of the Portfolio and its shareholders. One of the requirements is that at least 90% of the Portfolio's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts and certain other transactions do not currently qualify as income for purposes of the 90% test. The extent to which the Portfolio may engage in such futures contract transactions and certain other transactions may be materially limited by this test.

Western Asset Management Strategic Bond Opportunities Portfolio

   The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See "Investment Practices and Risks-Loan Participations, Assignments and Other Direct Indebtedness" below.

   Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices and Risks
- Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on security ratings.

   In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

   There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

   The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

   In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

   The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

   Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Western Asset Management U.S. Government Portfolio

   Any guarantee of the securities in which the Portfolio invests will run only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will run to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

   Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

Zenith Equity Portfolio

   The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers generally invests the Portfolio's assets approximately equally among the Pioneer Fund Portfolio of MIST and the Jennison Growth Portfolio and FI Value Leaders Portfolio of the Fund (the "Zenith Underlying Portfolios"). MetLife Advisers seeks to maintain this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the Prospectus and the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices and Risks." For additional information about the investment strategies and associated risks of the Pioneer Fund Portfolio, a series of MIST, please see the prospectus and statement of additional information of MIST (SEC File No. 811-10183).

                            INVESTMENT RESTRICTIONS

   The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 38 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

   None of the Portfolios will:

    1. Borrow money, except to the extent permitted by applicable law, regulation or order;

    2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

    3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities, except that this restriction will not apply to Van Eck Global Natural Resources;

    5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order, and except that Van Eck Global Natural Resources will invest 25% or more of its total assets in "natural resource" industries as defined in the prospectus; or

    7. *Issue any senior securities except to the extent permitted by applicable law, regulation or order.

* For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Non-Fundamental Investment Restrictions

   None of the Portfolios will:

    1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    2. *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

    3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

    4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices and Risks - Illiquid Securities."

** The non-fundamental investment restrictions in (4) and (5) above do not apply to MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation MetLife Aggressive Allocation, or Van Eck Global Natural Resources.

Insurance Law Restrictions

   The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

   Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the investments of each Portfolio be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to be treated as life insurance and annuity contracts for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund and each Portfolio intend to comply with these requirements.

                        INVESTMENT PRACTICES AND RISKS

Recent Events

   The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

   The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable.

   Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MetLife Advisers and the subadvisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that they will be successful in doing so.

   Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. There have been rising delinquency rates in loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused significant declines in the values of many mortgage-related investments, especially those subordinated to other interests and those backed by sub-prime obligations. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the mortgage- and asset-backed securities market, especially the sub-prime market. These events may increase the risk associated with these investments, including the volatility and illiquidity of these investments, and may make such investments more difficult to value.

   In September 2008, the U.S. Treasury announced that the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") were placed in conservatorship. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship. Among the steps taken by the U.S. Treasury were the following: (i) the U.S. Treasury established a secured lending credit facility that will be available to FNMA, FHLMC and the Federal Hone Loan Banks until December 2009; (ii) the U.S. Treasury has initiated a temporary program to purchase certain mortgage-backed securities issued by FNMA and FHLMC until December 2009; and (iii) the U.S. Treasury entered into a contractual arrangement (each a "Senior Preferred Stock Purchase Agreement") with each of FNMA and FHLMC designed to ensure that each of FNMA and FHLMC maintain a positive net worth. Each Senior Preferred Stock Purchase Agreement was initially limited in amount to $100 billion. In addition, the Federal Reserve has implemented a program to purchase up to $100 billion in direct obligations of FNMA, FHLMC and the Federal Home Loan Banks, and up to $500 billion of mortgage-related securities issued by FNMA, FHLMC and the Government National Mortgage Association ("Ginnie Mae"). There is no assurance these programs will be successful.

   On February 18, 2009, the Obama Administration announced the Homeowner Affordability and Stability Plan. Among the provisions were the following:
(i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners; and (iii) the amendment by the U.S. Treasury of each Senior Preferred Stock Purchase Agreement to increase the limit to $200 billion. To the extent that servicers and borrowers of FNMA and FHLMC participate in the first two programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

   Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the U.S. Treasury and Federal Reserve initiatives will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

Investment Practices

   The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

   Each Asset Allocation Portfolio invests in shares of certain Underlying Portfolios and its performance is directly related to the ability of such Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each Asset Allocation Portfolio's investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset Allocation Portfolio allocates to the Underlying

Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

   A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios" and, together with the Barclays Capital Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                         Portfolios
--------------------                         ----------
Equity Securities                            All Portfolios other than Barclays Capital Aggregate Bond Index and BlackRock
                                             Money Market

Convertible Securities                       All Portfolios other than BlackRock Money Market

Fixed-income Securities                      All Portfolios

Money Market Instruments                     All Portfolios

U.S. Government Securities                   All Portfolios

Mortgage-backed Securities                   All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                             Value Leaders, Artio International Stock and Met/Dimensional International
                                             Small Company

Stripped Mortgage Securities                 All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                             Value Leaders, Artio International Stock and Met/Dimensional International
                                             Small Company

Asset-backed Securities                      All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                             Value Leaders, Artio International Stock and Met/Dimensional International
                                             Small Company

Zero Coupon Securities                       All Portfolios other than BlackRock Money Market, Equity Index Portfolios and
                                             Met/Dimensional International Small Company

Lower Rated Fixed-income Securities          All Portfolios other than BlackRock Money Market, Equity Index Portfolios and
(High Yield Debt)                            Met/Dimensional International Small Company

Foreign Securities                           All Portfolios

High Yield/High Risk Foreign Sovereign Debt  All Portfolios other than Equity Index Portfolios, BlackRock Money Market and
Securities                                   Met/Dimensional International Small Company

Brady Bonds                                  All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                             Value Leaders and Met/Dimensional International Small Company

Foreign Equity Depositary Receipts           All Portfolios other than Barclays Capital Aggregate Bond Index and BlackRock
                                             Money Market

Investment Practices                         Portfolios
--------------------                         ----------
Yankee Bonds                                 All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
                                             Mid Cap Opportunities, FI Value Leaders, Artio International Stock and Met/
                                             Dimensional International Small Company

Foreign Currency Transactions, including     All Portfolios other than BlackRock Money Market, Russell 2000 Index, MetLife
Forward Contracts, Futures and Options       Mid Cap Stock Index and MetLife Stock Index (except that Neuberger Berman
                                             Mid Cap Value may not purchase options on foreign currencies)

Emerging Markets                             All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies        All Portfolios other than Equity Index Portfolios and Met/Dimensional
                                             International Small Company

Illiquid Securities                          All Portfolios

Rule 144A Securities                         All Portfolios

Real Estate Investment Trusts                All Portfolios other than BlackRock Money Market and MFS Total Return

Investment Company Securities                All Portfolios

Exchange Traded Funds                        All Portfolios other than BlackRock Money Market

Repurchase Agreements                        All Portfolios

Reverse Repurchase Agreements                All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders and Artio
                                             International Stock

Dollar Rolls                                 All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders, Artio
                                             International Stock and Met/Dimensional International Small Company

Purchasing and Selling Futures (and options  All Portfolios other than Neuberger Berman Mid Cap Value, BlackRock Money
thereon)                                     Market

Purchasing and Selling Options               All Portfolios other than Neuberger Berman Mid Cap Value and BlackRock
                                             Money Market

Eurodollar Futures and Options               All Portfolios other than BlackRock Money Market, Neuberger Berman Mid Cap
                                             Value, FI Mid Cap Opportunities and FI Value Leaders

Loan Participations, Assignments and Other   All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
Direct Indebtedness                          Mid Cap Opportunities, FI Value Leaders and Met/Dimensional International
                                             Small Company

Swaps, Caps, Floors, Collars, Etc.           All Portfolios other than BlackRock Money Market, FI Mid Cap Opportunities and FI Value Leaders (Neuberger Berman Mid Cap Value may not engage in swaps)

Investment Practices                 Portfolios
--------------------                 ----------
Credit Default Swaps                 All Portfolios other than Capital Guardian U.S. Equity, Loomis Sayles Small Cap
                                     Core and Met/Dimensional International Small Company

Inverse Floaters                     All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
                                     Mid Cap Opportunities, FI Value Leaders and Met/Dimensional International
                                     Small Company

Structured Notes                     All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
                                     Mid Cap Opportunities, FI Value Leaders and Met/Dimensional International
                                     Small Company

Capital Securities                   All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
                                     Mid Cap Opportunities, FI Value Leaders, Artio International Stock and Met/
                                     Dimensional International Small Company

Exchange Traded Notes                All Portfolios other than Met/Dimensional International Small Company,
                                     Barclays Capital Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife
                                     Stock Index , Morgan Stanley EAFE(R) Index, Russell 2000(R) Index , and Artio
                                     International Stock

Payment-in-Kind securities ("PIKs")  All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI
                                     Mid Cap Opportunities, FI Value Leaders, Artio International Stock and Met/
                                     Dimensional International Small Company

Warrants                             All Portfolios other than BlackRock Money Market

Indexed Securities                   All Portfolios other than BlackRock Money Market and Met/Dimensional
                                     International Small Company

When Issued Securities               All Portfolios

Forward Commitments                  All Portfolios other than BlackRock Money Market

Hybrid Instruments                   All Portfolios other than BlackRock Money Market and Met/Dimensional
                                     International Small Company (up to 10% of total assets for T. Rowe Price Large
                                     Cap Growth and T. Rowe Price Small Cap Growth)

Short Sales "Against the Box"        BlackRock Legacy Large Cap Growth, BlackRock Bond Income and Van Eck
                                     Global Natural Resources

Lending of Portfolio Securities      All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities, which generally represent an ownership interest in a company. The most common form of equity security in the United States is common stock of a corporation, but equity securities also include, among other interests, preferred stock and interests in partnerships and foreign entities. In general, equity securities are more volatile and risky than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages. For further information on the risks equity securities are subject to see "Investment Practices and Risks-Additional Risks-Market Risk" and the risks discussed below.

   Investment Style Risk - Some Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Portfolio adviser's or subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

   Market Capitalization Risk - A Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because, for example, they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

   Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve credit risk, market risk and interest rate risk. For further information on these risks, see "Investment Practices and Risks-Additional Risks." Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures and that the Portfolio will have to reinvest the proceeds in a less desirable investment). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

   A Portfolio's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Portfolio may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

   A Portfolio's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities are subject to credit risk, market risk and interest rate risk. For further information on these risks, see "Investment Practices and Risks-Additional Risks." Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

   Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Portfolio's net asset value.

   Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

   Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

   The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

   There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship generally holds true for the duration and price of the entire portfolio of a Portfolio.

   A Portfolio that may invest in debt securities will generally be able to invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Portfolio's investment in certain of these securities may depend on the Portfolio's right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Portfolio at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

   Money Market Instruments - Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by a Portfolio

   The following constitutes a non-exhaustive description of the debt instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

   U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association ("GNMA"), the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

   Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

   Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed below in "Asset-backed Securities" would apply. Commercial paper is traded primarily among institutions. For a description of short-term debt obligation ratings see Appendix A. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

   Foreign Obligations - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

   Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

   U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

   U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

   "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as a Portfolio, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes" - FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

   "Freddie Macs" - FHLMC is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

   Ginnie Maes, Fannie Maes and Freddie Macs and certain other U.S. Government Securities are types of mortgage-backed securities. See "Mortgage-backed Securities" below for more information.

   U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. For further information on credit risk and interest rate risk, see "Investment Practices and Risks-Additional Risks." Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-backed Securities - Mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. Mortgage-backed securities may be U.S. Government Securities, issued by other government entities or issued by private issuers. Mortgage-backed securities are subject to varying degrees of credit risk; securities that are not backed by the full faith and credit of the U.S. Government, those issued by private issuers and those supported by sub-prime obligations have higher credit risk and market risk and may be highly illiquid. For further information on credit risk, interest rate risk and market risk, see "Investment Practices and Risks-Additional Risks."

   If the Portfolio purchases mortgage-backed securities that are subordinated to other interests in the same pool, the Portfolio may only receive payments after the pool's obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool's ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. An unexpectedly high or low rate of pre-payments on a pool's underlying assets may have a similar effect on subordinated securities. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

   Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying adjustable rate mortgage securities ("ARMs") likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio. If the life of a mortgage-backed security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

   The Portfolios listed above may invest in the following types of mortgage-backed securities:

   Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities may be structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to mortgage- or asset-backed securities with credit enhancements.

   Adjustable Rate Mortgage Securities - An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

   Collateralized Mortgage Obligations - A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. Although the underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio may be issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, the CMOs themselves will generally not be so issued or guaranteed. The issuer's obligation to make interest and principal payments may be secured only by the underlying portfolio of mortgages or mortgage securities. Therefore, CMOs are generally riskier than mortgage-backed securities that are U.S. Government Securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In a typical CMO transaction, the issuer of the CMO debt security uses proceeds from the CMO offering to buy mortgages or mortgage securities. The issuer then pledges the mortgages or mortgage securities to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the mortgages or mortgage securities to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

   Mortgage Dollar Roll Transactions - The Portfolios listed above may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon, among other things, the adviser's or subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses. For more information on Dollars Rolls in general, see "Repurchase Agreements and Dollar Rolls" below.

   TBA Mortgage Securities - TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

   Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

   As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

   In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

   Under the Internal Revenue Code, certain stripped mortgage securities may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

   Stripped Mortgage Securities are subject to the risks of mortgage-backed securities. See "Mortgage-backed Securities" above.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities, including collateralized debt obligations ("CDOs"). CDOs are fixed-income securities that are collateralized by a pool of loans, including foreign and domestic loans, secured and unsecured loans, and below investment grade loans. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's adviser or subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

   Asset-backed securities are structured like mortgage-backed securities, but instead of only mortgage loans or interests in mortgage loans, the underlying assets may include such items as installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with these securities depends on many factors, including the quality of the underlying assets and the level and quality of credit support, if any, provided for the securities. For further information on credit risk, interest rate risk and market risk, see "Investment Practices and Risks-Additional Risks."

   Unlike other debt securities, principal amounts owed may be pre-paid voluntarily, or as a result of refinancing or foreclosure. The risks associated with prepayment of principal (e.g., that the Portfolio will have to re-invest the proceeds in a less desirable investment) makes these securities more volatile in response to changing interest rates. Compared to debt that cannot be prepaid, these securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

   If the Portfolio purchases asset-backed securities that are subordinated to other interests in the same asset pool, the Portfolio may only receive payments after the pool's obligations to other investors have been satisfied. Defaults on the assets held by the pool may limit substantially the pool's ability to make payments of principal or interest to the Portfolio as a holder of such subordinated interest, reducing the values of those securities and potentially rendering them worthless. An unexpectedly high or low rate of pre-payments on a pool's underlying assets may have a similar effect on subordinated securities. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

   Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

   The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero (or step) coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their return on their investment is expected to be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

   Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

   Zero coupon securities pay no interest for some or all of their life. Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy its distribution requirements. Interest is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. These securities involve special credit and duration risks, as the value of the interest payments could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For further information on credit risk and interest rate risk, see "Investment Practices and Risks-Additional Risks."

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the relevant adviser or subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective(s) may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities.
In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-Description of Security Ratings."

   Issuers of high yield securities could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed-income assets. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Also, high yield securities may be illiquid or difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price. For further information on credit risk, interest rate risk and market risk, see "Investment Practices and Risks-Additional Risks."

   Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Foreign Securities - The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

   Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, nationalization or expropriation of assets, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

   Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

   In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Foreign Equity Depositary Receipts."

   Regulation and Access to Information - Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

   Regional and National Risk - News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

   Currency Risk - As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. The adviser or subadviser may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although the adviser or subadviser does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, it cannot be assured that these techniques will be effective.

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

   If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

   A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds.

   Investments in High Yield/High Risk Foreign Sovereign Debt Securities are subject to risks similar to investments in "Lower-Rated Fixed Income Securities (High Yield Debt)" discussed above. For further information on credit risk, interest rate risk and market risk, see "Investment Practices and Risks-Additional Risks."

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

   In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings by causing the Portfolio to suffer a loss of interest or principal on its Brady Bond holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets. For further information on credit risk, see "Investment Practices and Risks-Additional Risks."

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

   Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

   To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against or benefit from a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

   The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

   Subject to the investment policies described above in "Investment Policies" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain

Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). In addition to the risks of foreign securities discussed in the Prospectus and this SAI under "Foreign Securities," emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, the risk of nationalization of assets, high inflation rates, political and economic uncertainty, high administrative and regulatory costs, social instability, repatriation of income and less advantageous investment terms relative to foreign nationals. Political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

   Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

   Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

   In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

   Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in, the subadviser's opinion the best interest of the Portfolio's shareholders.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. A Portfolio may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser or subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Since trading in these securities is limited to these qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may decline in value when the property they own declines in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income they distribute to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

   Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. For further information on credit risk, interest rate risk and market risk, see "Investment Practices and Risks-Additional Risks."

   A Portfolio's investment in a REIT may require the Portfolio to accrue and distribute income not yet received or may result in the Portfolio making distributions that constitute a return of capital to Portfolio shareholders for federal income tax purposes. In addition, distributions by a Portfolio from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investment Company Securities - The Portfolios listed above may invest in other investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. To the extent a Portfolio invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than the adviser or subadviser of the Portfolio.

   Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are Pioneer Fund Portfolio of MIST and FI Value Leaders and Jennison Growth of the Fund. For more information about the investment companies in which the Asset Allocation Portfolios may invest, please see the Prospectus.

   Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

   Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities and are subject to risks similar to the risks of investing in Investment Company Securities. ETFs, such as iShares and SPDRs, are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts
(UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. These indices may be based or broad or narrow indexes, including indices of companies in a particular industry or sector. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

   The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. To the extent a Portfolio invests in ETFs, it will bear its proportionate share of the ETF's fees and expenses.

Repurchase Agreements - The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

   The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto,
(b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Additional information about specific limitations on reverse repurchase agreements applicable to the Portfolios may be set out above under "Investment Policies" and "Investment Restrictions".

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

   A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions."

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios may be set out above under "Investment Policies" and "Investment Restrictions."

   Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

   When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

   Van Eck Global Natural Resources may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

   Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

   The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below and "Investment Practices and Risks-Additional Risks-Derivatives Risk."

Purchasing and Selling Options - The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions." For further information on derivatives risk, see "Investment Practices and Risks-Additional Risks."

   Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

   A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

   Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

   A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

   Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

   Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the

SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

   Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

   The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

   There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

   Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

   Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

   An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following:
(i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

   When a Portfolio purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying security, since the Portfolio will not realize a loss if the security's price does not change.

   The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

   Future Developments - This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. For further information on derivatives risk, see "Investment Practices and Risks-Additional Risks."

Loan Participations, Assignments and Other Direct Indebtedness - The Portfolios listed above may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio's having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers' obligation or that the collateral can be liquidated.

   These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

   A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the subadviser to be creditworthy.

   The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security, and (5) the nature of the marketplace for trades and other factors, if any which the subadviser deems relevant to determining the existence of a trading market for the Participations.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

   A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. A Portfolio's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Portfolio. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction, though these may be limited by applicable law in the case of a counterparty's insolvency. Caps, floors and collars may not be as liquid as swaps.

   The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

   The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

   A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaptions are generally subject to the same risks involved in a Portfolio's use of options. See "Purchasing and Selling Options" above.

   The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

   For further information on credit risk and derivatives risk see "Investment Practices and Risks-Additional Risks."

Credit Default Swaps - The Portfolios listed above may, to the extent consistent with their investment strategies, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios' limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). Credit default swaps also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation. For further information on credit risk and derivatives risk see "Investment Practices and Risks-Additional Risks."

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. For further information on risks involved in investing in such securities, see "Investment Practices and Risks-Additional Risks-Derivatives Risk and Interest Rate Risk."

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by

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reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

   Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

   Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments. Investments in structured notes are generally of a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured securities. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. For further information on credit risk, derivatives risk and interest rate risk, see "Investment Practices and Risks-Additional Risks."

Exchange Traded Notes (ETNs) - ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

   The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

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   Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

   There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. For further information on credit risk, derivatives risk, and interest rate risk, see "Investment Practices and Risks-Additional Risks."

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes or other factors than do the values of ordinary bonds. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. For further information on credit risk and interest rate risk, see "Investment Practices and Risks-Additional Risks."

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year from when the Portfolio committed to invest in them. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis. For further information on derivatives risk, see "Investment Practices and Risks-Additional Risks."

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

   Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

   Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

   For further information on credit risk, derivatives risk and interest rate risk, see "Investment Practices and Risks-Additional Risks."

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security. For further information on derivatives risk, see "Investment Practices and Risks-Additional Risks."

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should, for example, the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Portfolio can dispose of it.

   A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

Additional Risks - Investments in the Portfolios are generally subject to the following risks:

Credit risk - This is the risk that a security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Portfolio invests in debt securities with medium- and lower-rated credit quality ratings.

Counterparty risk - Investments in a securities or contracts in which another party (or parties) is obligated to make payments or meet certain other contractual commitments to the Portfolio are subject to Counterparty Risk A Portfolio's ability to realize a profit from such transactions will depend on the ability of the counterparty (the obligor) which it enters into the transaction to meet its obligations to the Portfolio. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Examples of transactions that are subject to Counterparty risk includes, among others, derivatives, especially over-the-counter transactions, repurchase agreements, reverse repurchase agreements, credit default swaps, swaps, and structured notes

Cyclical Opportunities Risk - A Portfolio, such as Oppenheimer Global Equity, may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the adviser or subadviser believes they have growth potential. A Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio's share prices.

Derivative Risk - A derivative is a financial instrument whose value is based on (derived from) changes in the value of a reference instrument, such as a currency, an interest rate or a security. Certain of the instruments in which a Portfolio may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are derivatives. The Portfolios may use derivatives to maintain exposure to a particular market, to enhance return, or to "hedge" or protect its assets from an unfavorable shift in the value or rate of a reference instrument. For example, a Portfolio may use derivatives to attempt to mitigate the risk of an unfavorable shift in currency or interest rates. In taking such a hedging position, a Portfolio generally will also give up opportunity to gain from a favorable shift in the reference instrument. Derivative transactions can be highly complex and can perform in unexpected ways, in which case a Portfolio's investment or hedge may be unsuccessful. A Portfolio's use of derivatives may cause the Portfolio to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

   Derivative transactions, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. A Portfolio's investments in derivatives can significantly increase a Portfolio's exposure to market risk, credit risk and counterparty risk. For example, the other party to the derivative contract may fail to meet its obligations to a Portfolio under the derivative contract. Derivatives may increase a Portfolio's costs, can be illiquid and involve the risk of improper valuation. Certain derivatives have the potential for unlimited loss. In addition, a Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses.

   Derivative transactions can create a form of leverage. Changes in the values of the securities held by a Portfolio and therefore in a Portfolio's net asset value will be magnified when a Portfolio uses leverage because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that a Portfolio will be able to employ leverage successfully and the use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

   In its use of derivatives, a Portfolio may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The Portfolio may use derivatives that combine "long" and "short" positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Interest Rate Risk - This risk reflects the fact that values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on a portfolio of fixed-income securities will tend to decline. When interest rates go up, the values of debt securities and other income-producing securities (e.g., preferred and common stock) tend to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Pre-Payment and Call risk - Fixed-income securities involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. The Portfolio could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Investing in Special Situations - Periodically, a Portfolio, such as Oppenheimer Global Equity, might use aggressive investment techniques. These might include seeking to benefit from what the adviser or subadviser of the Portfolio perceives to be "special situations," such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the sub-adviser, which could have a negative impact on the price of the issuer's securities. The Portfolio's investment might not produce the expected gains or could incur a loss.

Market risk - This is the risk that the value of an investment will fall because of changes in economic factors, investor sentiment, or other factors. Your investment in a Portfolio will be affected by general economic conditions such as prevailing economic growth, inflation, investor sentiment, and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay or fail to make timely payments of interest and principal. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Portfolio invests do not perform well. The value of a security may also decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Additional Risks - Investments in the Portfolios may be subject to the following risks if they employ the strategies described or invest in the instruments discussed:

Index Investing Risk - Unlike actively managed funds, a Portfolio that attempts to match the return of an index, such as the Index Portfolios, generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the index.

Industry Focus Risk - At times, a Portfolio, such as Oppenheimer Global Equity or Van Eck Global Natural Resources, may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Portfolio has greater emphasis on investments in a particular industry, its share value may fluctuate in response to events affecting that industry.

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Initial Public Offerings ("IPOs") Risk - A Portfolio may purchase debt or equity securities in IPOs. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Portfolio may hold securities purchased in an IPO for a very short period of time. As a result, a Portfolio's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

   A Portfolio's investments in IPOs can have a significant positive impact on performance if there are large gains in initial trading. This impact on performance will be greater when a Portfolio's asset base is smaller, and thus will decline as a Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Non-Diversification Risk - Each of the Asset Allocation Portfolio and certain of the Underlying Portfolios (Harris Oakmark International Portfolio, Janus Forty Portfolio, Legg Mason Partners Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Van Eck Global Natural Resources Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a Portfolio's investment performance as compared to funds that invest in a larger number of issuers. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a nondiversified fund than on a more broadly diversified fund.

Over-the-Counter ("OTC") Transactions Risk - A Portfolio, such as Met/Dimensional International Small Company, Oppenheimer Global Equity, MFS Total Return Portfolio and Van Eck Global Natural Resources, may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Real Estate Risk - Many of the companies in which Van Eck Global Natural Resources may invest own substantial amounts of or have substantial exposure to real estate and real-estate related investments, including undeveloped land, timber land, and land for resource exploration. A particular company's exposure to real estate may be focused in a specific country or region. Accordingly, investments in those companies may be adversely affected by a general decline in real estate values in the relevant region and natural resource values.

Sector Risk - To the extent that a Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, e.g., an issue affecting companies in that sector) will affect the performance of the Portfolio greater than a fund that invests more broadly or evenly across sectors. This may be a risk of Neuberger Berman Mid Cap Value, Davis Venture Value and Van Eck Global Natural Resources and certain other Portfolios, including each Asset Allocation Portfolio. Specific types of sector risk include the following:

   Financial Services Risk - Davis Venture typically invests a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

   Natural Resource Risk - Van Eck Global Natural Resources concentrates investment in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. "Natural resources" may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

   Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Substantially all the natural resource companies in which Van Eck Global Natural Resources may invest could be located in foreign countries, including emerging markets, and may be small capitalization companies.

   Technology Risk - Portfolios that the Asset Allocation Portfolios may invest in, such as RCM Technology Portfolio, a series of MIST, may concentrate investment in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

   Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interest of the Fund; and (iii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund's service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger or substituting Portfolio in a substitution;
(v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise;
(vi) a transition manager hired to liquidate or restructure a Portfolio and
(vii) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include
(a) financial printers and binding services; (b) document storage providers;
(c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

   In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

                 .   Bloomberg L.P.        .   MSCI BARRA, Inc.

                 .   CDS/ Computer         .   Northern Trust

                 .   Charles River         .   OMGEO LLC

                 .   Checkfree             .   Edwards Angell
                                               Palmer and Dodge
                                               LLP

                 .   Deloitte & Touche
                     LLP                   .   Plexus

                 .   Diversified
                     Information
                     Technologies,         .   Proxy Governance,
                     Inc.:                     Inc.

                 .   Eagle Investment
                     Systems Corp.
                                           .   Radianz

                 .   Electra
                     Information
                     Systems, Inc.
                                           .   RiskMetrics Group

                 .   Elkins McSherry
                                           .   Ropes & Gray LLP

                 .   FactSet Research
                     Systems Inc.
                                           .   RR Donnelley

                 .   Glass, Lewis &
                     Co., LLC
                                           .   Salomon
                                               Analytics, Inc.

                 .   Investor Tools
                     Perform
                                           .   Standard & Poor's
                                               Investment
                                               Advisory
                                               Services, LLC

                 .   ITG, Inc.
                                           .   Standard and
                                               Poor's Securities
                                               Evaluation
                                               Services

                 .   KPMG LLP
                                           .   State Street Bank
                                               and Trust Company

                 .   Loan Pricing Corp.
                                           .   State Street
                                               Global Markets

                 .   Mark-It Partners
                                           .   Sullivan &
                                               Worcester LLP

                 .   Mathias & Carr
                                           .   The MacGregor
                                               Group

                 .   Morgan, Lewis &
                     Bockius LLP
                                           .   Vestek Systems,
                                               Inc.

                 .   Morningstar
                     Associates, LLC
                                           .   Wilshire
                                               Analytics/Axiom

   The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

   Dissemination of a Portfolio's nonpublic portfolio holdings information to Metropolitan Life Insurance Company ("MetLife") enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including http://www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

   It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

   Currently, shares in the Fund are available only to separate accounts established by MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

   A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

   The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the value of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

   Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)

   Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if the last sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market

   The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money Market may at times be more or less than their market value.

   By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                   EXPENSES

Expense Agreement

   Pursuant to an expense agreement relating to each class of MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, and MetLife Aggressive Allocation, MetLife Advisers has agreed, from May 1, 2009 to
April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are as follows:

                                                   Expense Limit Agreement
     -                                             ----------------------
     Portfolio                                     Class A Class B Class E
     ---------                                     ------- ------- -------
     MetLife Conservative Allocation..............  0.10%   0.35%   0.25%
     MetLife Conservative to Moderate Allocation..  0.10%   0.35%   0.25%
     MetLife Moderate Allocation..................  0.10%   0.35%   0.25%
     MetLife Moderate to Aggressive Allocation....  0.10%   0.35%   0.25%
     MetLife Aggressive Allocation................  0.10%   0.35%   0.25%
     Met/Dimensional International Small Company..  1.15%   1.40%   1.30%
     Van Eck Global Natural Resources.............  1.00%   1.25%   1.15%

   Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2009 to April 30, 2010, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory Arrangements."

Additional Information About Expenses

   Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

   The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2008 and what each Portfolio's expenses would have been without the expense agreement for the same period.

                                                                         Total Operating Expenses (as a
                                             Total Operating Expenses    percentage of average daily net
                                             (as a percentage of average assets) without the expense
                                                daily net assets)               agreement
-                                            --------------------------  ------------------------------
Portfolio                                    Class A   Class B  Class E  Class A    Class B    Class E
---------                                    -------   -------  -------  -------    -------    -------
MetLife Conservative Allocation.............   .10%      .35%     .25%     .12%       .37%       .27%
MetLife Conservative to Moderate Allocation.   .10%      .35%     .25%     N/A        N/A        N/A
MetLife Moderate Allocation.................   .07%      .32%     .22%     N/A        N/A        N/A
MetLife Moderate to Aggressive Allocation...   .07%      .32%     .22%     N/A        N/A        N/A
MetLife Aggressive Allocation...............   .10%      .35%     .25%     .13%       .38%       .28%
Met/Dimensional International Small Company.  1.15%     1.40%    1.30%    1.26%      1.51%      1.41%
Van Eck Global Natural Resources............  1.00%     1.25%    1.15%    1.09%      1.34%      1.24%

   These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

   In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred. As of December 31, 2008, there were no expenses deferred in prior years subject to repayment by any Portfolios.

                            DIRECTORS AND OFFICERS

   The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors/(1)/

   Each Director below is an "interested person" (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

                                                                                                                   Number of
                                                                                                                 Portfolios in
                      Current                                                                                    Fund Complex
Name, Address        position(s)  Position(s)            Principal occupations over past five years,              Overseen by
and Age              with Fund    held since                 including other directorships/(2)/                  Director/(3)/
-------------        -----------  ----------- ------------------------------------------------------------------ -------------
Elizabeth M. Forget. Director,       2006     Senior Vice President, MetLife, Inc. (since 2007); President, Met       86
Age: 42............. Chairman                 Investors Advisory, LLC; Trustee and President, MIST; President,
                     of the                   Chief Executive Officer and Chair of the Board of Managers (since
                     Board,                   2006), MetLife Advisers.
                     President
                     and Chief
                     Executive
                     Officer

Arthur G. Typermass. Director        1998     Formerly, Senior Vice President and Treasurer, MetLife.                 38
Age: 71.............

Non-Interested Directors/(1)/

   Each Director below is not an "interested person" (as defined by the 1940
Act) with respect to the Fund (collectively, the "Independent Directors").

                                                                                                                      Number of
                                                                                                                    Portfolios in
                           Current                                                                                  Fund Complex
Name, Address             position(s)  Position(s)           Principal occupations over past five years,             Overseen by
and Age                   with Fund    held since                including other directorships/(2)/                 Director/(3)/
-------------             -----------  ----------- ---------------------------------------------------------------- -------------
Steve A. Garban+***......  Director       1985     Chief Financial Officer, Senior Vice President Finance and            38
Age: 71..................                          Operations and Treasurer (Emeritus), The Pennsylvania State
                                                   University.

Linda B. Strumpf.........  Director       2000     Vice President and Chief Investment Officer, Ford Foundation.         38
Age: 61..................

Michael S. Scott Morton+.  Director       1993     Jay W. Forrester Professor of Management (Emeritus) at Sloan          38
Age: 71..................                          School of Management, MIT.

Nancy Hawthorne..........  Director       2003     Chief Executive Officer, Clerestory LLC (corporate financial          38
Age: 58..................                          advisor); Director, Avid Technologies (computer software
                                                   company)*; formerly, Chairman of the Board of Avid
                                                   Technologies; formerly, Board of Advisors, L. Knife & Sons,
                                                   Inc. (beverage distributor); formerly, Trustee, New England
                                                   Zenith Fund ("Zenith Fund")**; formerly, Chief Executive
                                                   Officer and Managing Partner, Hawthorne, Krauss and
                                                   Associates (corporate financial advisor); formerly, Chief
                                                   Financial Officer and Executive Vice President, Continental
                                                   Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly,
                                                   Chairman of the Board, WorldClinic (distance medicine
                                                   company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty
                                                   insurance company); formerly, Director, Beacon Power
                                                   Corporation (energy company )*.

John T. Ludes............  Director       2003     President, LFP Properties (consulting firm); Formerly, Trustee,       38
Age: 72..................                          Zenith Fund**; formerly, Vice Chairman, President and Chief
                                                   Operating Officer, Fortune Brands/American Brands (global
                                                   conglomerate); formerly, President and CEO, Acushnet
                                                   Company (athletic equipment company).

Dawn M. Vroegop..........  Director       2009     Managing Director, Dresdner RCM Global Investors, MIST                86
Age: 42..................                          Trustee.

Officers/(1)/


                          Current
                      position(s) with  Position(s)
Name and address  Age      Fund         held since  Principal occupations over past five years/(2)/
----------------  --- ----------------  ----------- ----------------------------------------------


                             Current
                         position(s) with  Position(s)
Name and address     Age      Fund         held since                Principal occupations over past five years/(2)/
----------------     --- ----------------  ----------- -----------------------------------------------------------------------------

Jeffrey L. Bernier.. 37    Senior Vice        2008     Vice President (since 2008), MetLife Group, Inc.; Vice President (since
                           President                   2008), MetLife; Senior Vice President (since 2008), MetLife Advisers.
                                                       Formerly, Director and Senior Investment Analyst (2004 to 2007) John
                                                       Hancock Financial Services. Assistant Vice President (2000 to 2001)
                                                       Wachovia Securities.

Alan C. Leland...... 56    Senior Vice        2005     Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice
                           President                   President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior
                                                       Vice President, NELICO.

Peter Duffy......... 53    Vice               2000     Senior Vice President, MetLife Advisers (since 1998); Second Vice President
                           President                   (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President
                           and                         (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer,
                           Treasurer                   Zenith Fund**.

Jeffrey P. Halperin. 41    Chief              2005     Vice President (since 2006), MetLife Group, Inc.; Vice President (since
                           Compliance                  2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.
                           Officer



              Principal occupations over past five years/(2)/
-----------------------------------------------------------------------------

Vice President (since 2008), MetLife Group, Inc.; Vice President (since
2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice
President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Vice President (since 2006), MetLife Group, Inc.; Vice President (since
2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.



* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** The Zenith Fund deregistered with the Securities and Exchange Commission
   ("SEC") in 2004.

***Prior to the date of this Statement of Additional Information, Mr. Garban had an interest in equity securities issued by Bank of America Corporation worth approximately $120,000. Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in the business of BlackRock Advisors, LLC.

+ Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the "State Street Research Funds").

(1)Each Director of the Fund, except Dawn Vroegop, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.

(2)Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.

(3)The Fund Complex includes the Fund (38 portfolios), and MIST (48 portfolios)

Director Beneficial Ownership

   The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

                                                            Dollar Range of Equity Dollar Range of Equity
                                                                Securities in            Securities
Director                       Name of Portfolio              the Portfolio/(1)/      In the Fund/(1)/
--------             -------------------------------------- ---------------------- ----------------------
Arthur G. Typermass. BlackRock Aggressive Growth Portfolio      Over $100,000          Over $100,000
                     Artio International Stock Portfolio       $10,001-$50,000
                     MetLife Stock Index Portfolio             $50,001-$100,000

(1)Represents ownership, as of December 31, 2008, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board

   The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Ludes and Scott Morton and Ms. Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

   The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Mr. Ludes and Ms. Strumpf.
Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Hawthorne and Messrs. Garban and Scott Morton. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

   The Governance Committee is comprised of Messrs. Garban and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

   The Directors have established a Nominating Committee of the Board, which is comprised of Mr. Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

   The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and
(E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

   During 2008, the Audit Committee met four times, each Contract Review Committee met one time, the Governance Committee met four times and the Nominating Committee met four times.

Directors Fees

   The officers and Directors of the Fund who are officers or employees of MetLife and/or its affiliates (including MetLife Advisers and MetLife Investors Distribution Company but not affiliates of MetLife that are registered investment companies) or any subadviser of the Fund receive no compensation from the Fund for their services as officers or Directors of the Fund, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

   Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives, an aggregate retainer fee at the annual rate of $70,000, plus aggregate attendance fees of $10,000 for each Directors' meeting attended (provided that, for any such meeting that the Directors deem to be a "limited purpose Board meeting," each attendee receives $4,000 in aggregate for that meeting), aggregate attendance fees of $4,000 for each committee meeting (other than "ad hoc" committee meetings) attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $4,000 in aggregate for that meeting), and aggregate attendance fees of $4,000 for each "ad hoc" committee meeting attended, as well as reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios based on a formula that takes into account, among other factors, the net assets of each Portfolio.

   The Fund provides no pension or retirement benefits to Directors.

   The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2008.

                                                Total Compensation
                                    Aggregate   From Fund and Fund
                                   Compensation  Complex Paid to
             Name of Director       From Fund       Directors
             ----------------      ------------ ------------------
             H. Jesse Arnelle (1).   $131,978        $134,000
             Steve A. Garban......   $143,305        $145,500
             Nancy Hawthorne......   $135,918        $138,000
             John T. Ludes........   $122,129        $124,000

                                                  Total Compensation
                                      Aggregate   From Fund and Fund
                                     Compensation  Complex Paid to
            Name of Director          From Fund       Directors
            ----------------         ------------ ------------------
            Michael S. Scott Morton.   $154,139        $156,500
            Linda B. Strumpf........   $148,722        $151,000
            Arthur G. Typermass.....   $116,220        $118,000
            Dawn M. Vroegop (2).....        N/A             N/A

(1)Mr. Arnelle retired from the Board of Directors on April 30, 2009.

(2)Ms. Vroegop was appointed to the Board effective May 1, 2009 and as such did not receive compensation during 2008.

   The Fund provides no pension or retirement benefits to Directors.

   At February 28, 2009, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                             ADVISORY ARRANGEMENTS

   Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

   In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

   MetLife Advisers is a Delaware limited liability company. MetLife Investors Group, Inc. ("MLIG") owns all of the voting interests in MetLife Advisers. MLIG is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

   Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

   MetLife Investment Advisors Company, LLC ("MLIAC"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

   BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value and BlackRock Money Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

   Neuberger Berman Management LLC ("Neuberger Berman"), subadviser to Neuberger Berman Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950.

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

   Loomis Sayles, subadviser to Loomis Sayles Small Cap Core and Loomis Sayles Small Cap Growth, is a limited partnership managed by its general partner, Loomis, Sayles & Company, Incorporated. Loomis Sayles is a wholly owned subsidiary of Natixis Global Asset Management (formerly known as IXIS Asset Management) which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

   Davis Selected Advisers, L.P. ("Davis"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

   MFS, subadviser to MFS Total Return and MFS Value, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect majority-owned subsidiary of Sun Life Financial, Inc., a diversified financial services company.

   Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

   Jennison, subadviser to Jennison Growth, was founded in 1969. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

   Pyramis, subadviser to FI Large Cap, FI Mid Cap Opportunities and FI Value Leaders, has primary responsibility for choosing investments for each Portfolio. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Fidelity Management & Research Company ("FMR"), Fidelity
Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

   OppenheimerFunds, Inc. ("Oppenheimer"), subadviser to Oppenheimer Global Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

   Western Asset Management Company ("Western Asset"), subadviser to Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company may, with respect to Western Asset

Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited ("Western Asset Limited") any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.

   Artio Global Management LLC, subadviser to Artio International Stock Portfolio, is a registered investment adviser whose ownership is majority-controlled by Artio Global Investors, Inc. ("Artio Global Investors"), which is a wholly-owned subsidiary of Holding Ltd. of Zurich, Switzerland. Artio Global Investors is located at 330 Madison Avenue, New York, NY 10017. Holding Ltd. is located at Bahnofstrasse, 36, CH-8010 Zurich, Switzerland.

   Artisan Partners Limited Partnership ("Artisan"), subadviser to Met/Artisan Mid Cap Value Portfolio, was organized in 1994. Artisan is a limited partnership managed by its general partner, Artisan Investment Corporation. Artisan's address is 875 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.

   Dimensional Fund Advisors LP ("Dimensional"), subadviser to Met/Dimensional International Small Company Portfolio, was originally organized as "Dimensional Fund Advisors Inc.," a Delaware corporation in May 1981, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is headquartered at 1299 Ocean Avenue, Santa Monica, CA 90401.

   Van Eck Associates Corporation ('Van Eck"), subadviser to Van Eck Global Natural Resources Portfolio, is a Delaware corporation located at 335 Madison Avenue, New York, NY 10017. John C. van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of Van Eck.

Marketing Support Payments

   The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees

   The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                              Annual      Average Daily Net
   Portfolio                              Percentage Rate Asset Value Levels
   ---------                              --------------- ------------------
   Artio International Stock.............       .86%      First $500 million
                                                .80%      Next $500 million
                                                .75%      Over $1 billion
   Barclays Capital Aggregate Bond Index.       .25%      All Assets
   BlackRock Aggressive Growth...........        75%      First $500 million
                                                .70%      Next $500 million
                                                .65%      Over $1 billion

                                            Annual      Average Daily Net
     Portfolio                          Percentage Rate Asset Value Levels
     ---------                          --------------- ------------------
     BlackRock Strategic Value.........       .85%      First $500 million
                                              .80%      Next $500 million
                                              .75%      Over $1 billion
     BlackRock Bond Income.............       .40%      First $1 billion
                                              .35%      Next $1 billion
                                              .30%      Next $1 billion
                                              .25%      Over $3 billion
     BlackRock Diversified.............       .50%      First $500 million
                                              .45%      Next $500 million
                                              .40%      Over $1 billion
     BlackRock Legacy Large Cap Growth.       .73%      First $1 billion
                                              .65%      Over $1 billion
     BlackRock Large Cap Value.........       .70%      First $250 million
                                              .65%      Next $500 million
                                              .60%      Over $750 million
     BlackRock Money Market............       .35%      First $1 billion
                                              .30%      Next $1 billion
                                              .25%      Over $2 billion
     Capital Guardian U.S. Equity......       .70%      First $200 million
                                              .65%      Next $300 million
                                              .60%      Next $1.5 billion
                                              .55%      Over $2 billion
     Davis Venture Value (a)...........       .75%      First $1 billion
                                              .70%      Next $2 billion
                                              .65%      Over $3 billion
     FI Large Cap......................       .80%      First $250 million
                                              .75%      Next $500 million
                                              .70%      Over $750 million
     FI Mid Cap Opportunities..........       .75%      First $100 million
                                              .70%      Next $400 million
                                              .65%      Over $500 million
     FI Value Leaders..................       .70%      First $200 million
                                              .65%      Next $300 million
                                              .60%      Next $1.5 billion
                                              .55%      Over $2 billion
     Jennison Growth...................       .70%      First $200 million
                                              .65%      Next $300 million
                                              .60%      Next $1.5 billion
                                              .55%      Over $2 billion
     Loomis Sayles Small Cap Core......       .90%      First $500 million
                                              .85%      Over $500 million
     Loomis Sayles Small Cap Growth....       .90%      First $500 million
                                              .85%      Over $500 million

                                                     Annual      Average Daily Net
Portfolio                                        Percentage Rate Asset Value Levels
---------                                        --------------- ------------------
Met/Artisan Mid Cap Value (b)...................       .82%      First $1 billion
                                                       .78%      Over $1 billion
Met/Dimensional International Small Company.....       .85%      First $100 million
                                                       .80%      Over $100 million
MetLife Aggressive Allocation (c)...............       .10%      First $500 million
                                                      .075%      Next $500 million
                                                       .05%      Over $1 billion
MetLife Conservative Allocation (c).............       .10%      First $500 million
                                                      .075%      Next $500 million
                                                       .05%      Over $1 billion
MetLife Conservative to Moderate Allocation (c).       .10%      First $500 million
                                                      .075%      Next $500 million
                                                       .05%      Over $1 billion
MetLife Mid Cap Stock Index.....................       .25%      All Assets
MetLife Moderate Allocation (c).................       .10%      First $500 million
                                                      .075%      Next $500 million
                                                       .05%      Over $1 billion
MetLife Moderate to Aggressive Allocation (c)...       .10%      First $500 million
                                                      .075%      Next $500 million
                                                       .05%      Over $1 billion
MetLife Stock Index.............................       .25%      All Assets
MFS Total Return (d)............................       .60%      First $250 million
                                                       .55%      Next $500 million
                                                       .50%      Over $750 million
MFS Value (e)...................................       .75%      First $250 million
                                                       .70%      Next $2.25 billion
                                                      .675%      Next $2.5 billion
                                                       .65%      Over $5 billion
Morgan Stanley EAFE Index.......................       .30%      All Assets
Neuberger Berman Mid Cap Value (f)..............       .65%      First $1 billion
                                                       .60%      Over $1 billion
Oppenheimer Global Equity.......................       .90%      First $50 million
                                                       .55%      Next $50 million
                                                       .50%      Next $400 million
                                                      .475%      Over $500 million
Russell 2000 Index..............................       .25%      All Assets
T. Rowe Price Large Cap Growth..................       .65%      First $50 million
                                                       .60%      Over $50 million
T. Rowe Price Small Cap Growth..................       .55%      First $100 million
                                                       .50%      Next $300 million
                                                       .45%      Over $400 million

                                                               Annual      Average Daily Net
Portfolio                                                  Percentage Rate Asset Value Levels
---------                                                  --------------- ------------------
Van Eck Global Natural Resources..........................       .80%      First $250 million
                                                                .775%      Next $750 million
                                                                 .75%      Over $1 billion
Western Asset Management Strategic Bond Opportunities (g).       .65%      First $500 million
                                                                 .55%      Over $500 million
Western Asset Management U.S. Government (h)..............       .55%      First $500 million
                                                                 .45%      Over $500 million
Zenith Equity (i).........................................       N/A       N/A

(a)Prior to November 9, 2006, the advisory fee rate for Davis Venture Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets, 0.70% of the next $2 billion and 0.675% of such assets over $3 billion.

(b)From January 1, 2007 to May 1, 2009, the advisory fee rate for Met/Artisan Mid Cap Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets; 0.70% of the next $1.5 billion; 0.675% of the next $2.5 billion; and 0.65% of such assets over $5 billion. Prior to January 1, 2007, the advisory fee rate for the Portfolio was at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets over $1 billion.

(c)Prior to November 9, 2006, the advisory fee rate for each Asset Allocation Portfolio was at the annual rate of 0.10% of the Portfolio's average daily net assets. In addition to the advisory fees set out above for each Asset Allocation Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset Allocation Portfolio invests. The Asset Allocation Portfolios bear their share of the advisory fees of the Underlying Portfolios indirectly through their investment in the Underlying Portfolios

(d)Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio's average daily net assets.

(e)Prior to January 1, 2007, the advisory fee rate for MFS Value was at the annual rate of 0.75% of the first $250 million of the Portfolio's average daily net assets and 0.70% of such assets over $250 million.

(f)Prior to November 9, 2006 the advisory fee rate for Neuberger Berman Mid Cap Value was at the annual rate of 0.70% of the first $100 million of the Portfolio's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $500 million, 0.625% of the next $750 million and 0.60% of such assets over $1.6 billion.

(g)Prior to November 4, 2005, the advisory fee rate for Western Asset Management Strategic Bond Opportunities was at the annual rate of 0.65% of the Portfolio's average daily net assets.

(h)Prior to November 4, 2005, the advisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.55% of the Portfolio's average daily net assets.

(i)There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Pioneer Fund Portfolio of MIST and FI Value Leaders and Jennison Growth of the Fund through its investment in these underlying Portfolios.

Advisory Fee Waivers

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 through April 30, 2010, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:

                                       Annual Percentage   Average Daily Net
Portfolio                               Rate Reduction     Asset Value Levels
---------                              ----------------- ----------------------
Artio International Stock.............       0.050%      First $500 million
                                             0.020%      Next $500 million
                                             0.000%      Over $1 billion
Barclays Capital Aggregate Bond Index.       0.007%      All Assets
BlackRock Bond Income.................       0.025%      Over $1 billion and
                                                         less than $2 billion
BlackRock Legacy Large Cap Growth.....       0.025%      Over $300 million and
                                                         less than $1 billion
BlackRock Money Market................       0.005%      First $500 million
                                             0.015%      Next $500 million
Davis Venture Value...................        0.05%      Over $50 million and
                                                         less than $500 million
                                              0.10%      Next $500 million
                                              0.05%      Next $2 billion
                                             0.025%      Over $4.5 billion
Loomis Sayles Small Cap Core..........       0.050%      All Assets
Loomis Sayles Small Cap Growth........        0.05%      First $100 million
                                              0.10%      Next $400 million
                                              0.05%      Over $500 million
MetLife Mid Cap Stock Index...........       0.007%      All Assets
MetLife Stock Index...................       0.007%      All Assets
MFS Value.............................       0.100%      First $250 million
                                             0.050%      Next $1 billion
                                             0.100%      Next $250 million
                                             0.200%      Next $1 billion
                                             0.175%      Next $2.5 billion
                                             0.150%      Over $5 billion
Morgan Stanley EAFE Index.............       0.007%      All Assets
Russell 2000 Index....................       0.007%      All Assets
T. Rowe Price Large Cap Growth........       0.015%      First $50 million

   Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and
(iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. Rowe Price Large Cap and T. Rowe Price Small Cap, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                               Annual
                                       Percentage Rate Paid by
                                       MetLife Advisers to the Average Daily Net
Portfolio                                    Subadvisers       Asset Value Levels
---------                              ----------------------- ------------------
Artio International Stock (a).........           .80%          First $20 million
                                                 .60%          Next $20 million
                                                 .50%          Next $60 million
                                                 .40%          Over $100 million
Barclays Capital Aggregate Bond Index.             *
BlackRock Aggressive Growth...........           .45%          First $500 million
                                                 .35%          Next $500 million
                                                 .30%          Next $1.5 billion
                                                 .25%          Over $2.5 billion
BlackRock Bond Income (b).............           .20%          First $250 million
                                                 .15%          Next $750 million
                                                 .10%          Over $1 billion
BlackRock Diversified.................           .35%          First $250 million
                                                 .30%          Next $250 million
                                                 .25%          Over $500 million
BlackRock Legacy Large Cap Growth.....           .40%          First $300 million
                                                .325%          Next $700 million
                                                 .30%          Over $1 billion
BlackRock Large Cap Value.............           .45%          First $100 million
                                                 .40%          Next $150 million
                                                 .35%          Next $250 million
                                                 .30%          Next $1.5 billion
                                                 .25%          Over $2 billion
BlackRock Money Market (c)............           .08%          First $500 million
                                                 .07%          Next $500 million
                                                 .06%          Over $1 billion
BlackRock Strategic Value.............           .55%          First $250 million
                                                 .50%          Next $250 million
                                                 .45%          Next $250 million
                                                 .40%          Over $750 million
Capital Guardian U.S. Equity..........           .45%          First $100 million
                                                 .40%          Next $400 million
                                                 .35%          Next $500 million
                                                 .30%          Over $1 billion

                                                     Annual
                                             Percentage Rate Paid by
                                             MetLife Advisers to the Average Daily Net
Portfolio                                          Subadvisers       Asset Value Levels
---------                                    ----------------------- ------------------
Davis Venture Value (d).....................           .40%          First $50 million
                                                       .35%          Next $450 million
                                                       .30%          Over $500 million
FI Large Cap................................           .45%          First $250 million
                                                       .40%          Next $500 million
                                                       .35%          Over $750 million
FI Mid Cap Opportunities....................           .50%          First $250 million
                                                       .45%          Next $250 million
                                                       .40%          Next $500 million
                                                       .35%          Over $1 billion
FI Value Leaders (e)........................           .40%          First $500 million
                                                       .35%          Over $500 million
Jennison Growth.............................           .45%          First $100 million
                                                       .40%          Next $400 million
                                                       .35%          Next $500 million
                                                       .30%          Over $1 billion
Loomis Sayles Small Cap Core................           .55%          First $25 million
                                                       .50%          Next $75 million
                                                       .45%          Next $100 million
                                                       .40%          Over $200 million
Loomis Sayles Small Cap Growth..............           .55%          First $100 million
                                                       .50%          Next $100 million
                                                       .40%          Next $300 million
                                                       .45%          Over $500 million
Met/Artisan Mid Cap Value (f)...............           .47%          First $500 million
                                                       .45%          Next $500 million
                                                       .43%          Over $1 billion
Met/Dimensional International Small Company.           .55%          First $100 million
                                                       .50%          Over $100 million
MetLife Aggressive Allocation...............           N/A           N/A
MetLife Conservative Allocation.............           N/A           N/A
MetLife Conservative to Moderate Allocation.           N/A           N/A
MetLife Mid Cap Stock Index.................             *
MetLife Moderate Allocation.................           N/A           N/A
MetLife Moderate to Aggressive Allocation...           N/A           N/A
MetLife Stock Index.........................             *
MFS Total Return (g)........................           .35%          First $250 million

                                                               Annual
                                                       Percentage Rate Paid by
                                                       MetLife Advisers to the Average Daily Net
Portfolio                                                    Subadvisers       Asset Value Levels
---------                                              ----------------------- ------------------
                                                                 .30%          Next $1 billion
                                                                 .25%          Next $250 million
                                                                 .20%          Over $1.5 billion
MFS Value (f).........................................           .35%          First $250 million
                                                                 .30%          Next $1 billion
                                                                 .25%          Next $250 million
                                                                 .20%          Over $1.5 billion
Morgan Stanley EAFE Index.............................             *
Neuberger Berman Mid Cap Value (h)....................           .40%          First $1 billion
                                                                 .35%          Over $1 billion
Oppenheimer Global Equity (i).........................           .50%          First $50 million
                                                                 .40%          Next $250 million
                                                                 .34%          Next $250 million
                                                                 .30%          Next $500 million
                                                                .275%          Over $1.05 billion
Russell 2000 Index....................................             *
T. Rowe Price Large Cap Growth (j)....................           .40%          First $250 million
                                                                .375%          Next $250 million
                                                                 .35%          Over $500 million
T. Rowe Price Small Cap Growth........................           .35%          First $100 million
                                                                 .30%          Next $300 million
                                                                 .25%          Over $400 million
Van Eck Global Natural Resources......................           .50%          First $250 million
                                                                .475%          Next $750 million
                                                                 .45%          Over $1 billion
Western Asset Management Strategic Bond Opportunities.           .35%          First $50 million
                                                                 .30%          Next $150 million
                                                                 .25%          Next $300 million
                                                                 .20%          Over $500 million
Western Asset Management U.S. Government..............          .225%          First $200 million
                                                                .150%          Next $300 million
                                                                .100%          Over $500 million
Zenith Equity (k).....................................           N/A           N/A

* MetLife Advisers pays MLIAC a subadvisory fee for each Index Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio.

(a)Prior to January 7, 2008, the subadviser to Artio International Stock was FMR and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $250 million of such assets; and 0.40% of such assets over $500 million.

(b)Prior to February 3, 2005, the subadvisory fee rate for BlackRock Bond Income was at the annual rate of 0.20% of the first $250 million of the Portfolio's average daily net assets and 0.15% of such assets over $250 million.

(c)Prior to May 1, 2005, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets and 0.075% of such assets over $100 million.

(d)Prior to February 25, 2009, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets; 0.40% of the next $400 million; 0.35% the next $2.5 billion and 0.325% of such assets over $3 billion.

(e)Prior to April 28, 2008, the subadviser to FI Value Leaders was FMR. For periods prior to April 30, 2007, FMR (or an affiliate) agreed to make payments to MetLife (or its affiliates) for administrative and shareholder services relating to FI Value Leaders. This arrangement was discontinued effective April 30, 2007. In addition, prior to April 30, 2007, the subadvisory fee rate for FI Value Leaders was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.40% of the next $500 million of such assets; and 0.35% of such assets over $750 million.

(f)Prior to May 1, 2009, the subadviser to Met/Artisan Mid Cap Value was Harris Associates L.P. ("Harris"). From January 7, 2008 to May 1, 2009, the subadvisory fee rate for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets; 0.40% of the next $400 million of such assets; 0.35% of the next $2 billion of such assets; 0.325% of the next $2.5 billion of such assets; and 0.30% of such assets over $5 billion. Prior to January 7, 2008, the subadviser to MFS
   Value was also Harris. From January 1, 2007 to January 7, 2008, for purposes of calculating the subadvisory fee rate for MFS Value and Met/Artisan Mid
   Cap Value, the average daily net assets of such Portfolios were combined and the aforementioned subadvisory fee schedule was applied to such combined assets. Prior to January 1, 2007, the subadvisory fee rate for each of MFS Value and Met/Artisan Mid Cap Value was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets; 0.40% of the next $400 million of such assets; and 0.35% of such assets over $500 million.

(g)Prior to May 1, 2006, the subadvisory fee rate for MFS Total Return was at the annual rate of 0.25% of the first $50 million of the Portfolio's average daily net assets and 0.20% of such assets over $50 million.

(h)Prior to November 9, 2006, the subadvisory fee rate for Neuberger Berman Mid Cap Value was at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $750 million of such assets; and 0.35% of such assets over $1 billion.

(i)Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was Deutsche Investment Management Americas Inc. and the subadvisory fee rate for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

(j)Prior to February 3, 2005, the subadvisory fee rate for T. Rowe Price Large Cap Growth was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.

(k)Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio.

   In connection with Davis' service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis.

   As described above, in connection with Western Asset's service as subadviser to Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife Advisers in proportion to the assets delegated to Western Asset Limited.

   For the fiscal years ended December 31, 2006, 2007 and 2008, each Portfolio paid the following amounts in advisory fees to MetLife Advisers (unless otherwise indicated).

                                                         Amount Paid to MetLife Advisers
                                                          (Unless Otherwise Indicated)
                                                       -----------------------------------
Portfolio                                                 2006        2007        2008
---------                                              ----------- ----------- -----------
Artio International Stock............................. $ 5,266,072 $ 6,758,154 $ 8,555,559
Barclays Capital Aggregate Bond Index................. $ 2,735,513 $ 3,081,763 $ 3,345,897
BlackRock Aggressive Growth........................... $ 8,092,272 $ 8,765,974 $ 7,197,439
BlackRock Bond Income................................. $ 5,371,762 $ 6,014,290 $ 5,764,854
BlackRock Diversified................................. $ 7,828,278 $ 8,131,030 $ 6,768,709
BlackRock Large Cap Value............................. $ 1,235,300 $ 3,158,034 $ 4,111,680
BlackRock Legacy Large Cap Growth..................... $ 3,737,908 $ 3,601,184 $ 3,111,699
BlackRock Money Market................................ $ 3,681,393 $ 4,987,190 $ 6,318,394
BlackRock Strategic Value............................. $ 8,186,451 $ 8,214,631 $ 5,691,931
Capital Guardian U.S. Equity.......................... $ 3,624,354 $ 3,770,032 $ 2,736,756
Davis Venture Value................................... $25,181,109 $31,542,861 $28,175,363
FI Large Cap (a)...................................... $ 3,763,129 $ 4,269,996 $ 2,838,880
FI Mid Cap Opportunities.............................. $ 7,021,546 $ 7,914,306 $ 6,148,389
FI Value Leaders...................................... $ 5,472,895 $ 5,931,664 $ 4,191,190
Jennison Growth....................................... $ 7,391,415 $ 8,041,420 $ 7,527,936
Loomis Sayles Small Cap Core.......................... $ 4,260,564 $ 4,791,224 $ 3,730,751
Loomis Sayles Small Cap Growth........................ $ 1,123,806 $ 1,435,004 $ 1,025,579
Met/Artisan Mid CapValue.............................. $14,623,670 $15,680,582 $10,228,259
Met/Dimensional International Small Company...........         N/A         N/A $   444,071
MetLife Aggressive Allocation......................... $    45,653 $   149,301 $   201,425
MetLife Conservative Allocation....................... $    38,374 $   116,378 $   244,121
MetLife Conservative to Moderate Allocation........... $   156,247 $   466,330 $   697,015
MetLife Mid Cap Stock Index........................... $ 1,132,191 $ 1,350,639 $ 1,126,832
MetLife Moderate Allocation........................... $   364,021 $ 1,045,949 $ 1,526,885
MetLife Moderate to Aggressive Allocation............. $   315,700 $ 1,055,570 $ 1,514,726
MetLife Stock Index................................... $12,774,775 $14,763,665 $12,427,391
MFS Total Return...................................... $ 7,548,214 $10,307,018 $ 8,186,097
MFS Value (b)......................................... $   631,278 $   945,511 $ 3,724,291
Morgan Stanley EAFE Index............................. $ 1,611,730 $ 2,173,284 $ 2,131,106
Neuberger Berman Mid Cap Value........................ $ 5,480,161 $ 7,500,564 $ 6,025,622
Oppenheimer Global Equity............................. $ 3,398,350 $ 5,003,683 $ 3,970,890
Russell 2000 Index.................................... $ 1,202,972 $ 1,645,583 $ 1,704,284
T. Rowe Price Large Cap Growth........................ $ 3,255,448 $ 4,714,924 $ 4,368,011
T. Rowe Price Small Cap Growth........................ $ 2,028,136 $ 2,017,686 $ 2,010,381
Van Eck Global Natural Resources......................         N/A         N/A $   312,346
Western Asset Management Strategic Bond Opportunities. $ 3,741,141 $ 5,212,322 $ 5,895,684
Western Asset Management U.S. Government.............. $ 4,879,988 $ 6,179,307 $ 7,017,761
Zenith Equity.........................................         N/A         N/A         N/A

(a)$653,708 of the amount shown for 2006 was paid to Travelers Asset Management International Company LLC ("TAMIC") by the Portfolio's predecessor fund, the Large Cap Portfolio of the Travelers Series Trust (the "TST FI Large Cap Predecessor "). The Portfolio succeeded to the operations of the TST FI Large Cap Predecessor on May 1, 2006.

(b)Amounts shown for 2007, as well as $438,840 of the amount shown for 2006, were paid to Met Investors Advisory, LLC ("MIA") (former adviser to the Portfolio) by the most recent of the Portfolio's two predecessor funds, the MFS Value Portfolio of MIST (the "MIST MFS Value Predecessor"). Amounts shown for 2008 include $310,623 that were paid to MIA prior to the merger of MIST MFS Value Predecessor into the Portfolio. The Portfolio succeeded to the operations of the MIST MFS Value Predecessor on April 28, 2008. Amounts shown for 2005, as well as $192,438 of the amount shown for 2006, were paid to TAMIC by the Portfolio's earlier predecessor fund, the MFS Value Portfolio of the

   Travelers Series Trust (the "TST MFS Value Predecessor "). The MIST MFS Value Predecessor (and hence, the Portfolio) succeeded to the operations of the TST MFS Value Predecessor on May 1, 2006.

   For the fiscal years ended December 31, 2006, 2007 and 2008, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios (unless otherwise indicated):

                                                         Amount Paid by MetLife Advisers
                                                          (Unless Otherwise Indicated)
                                                       -----------------------------------
Portfolio                                                 2006        2007        2008
---------                                              ----------- ----------- -----------
Artio International Stock............................. $ 2,983,037 $ 3,729,077 $ 4,276,024
Barclays Capital Aggregate Bond Index................. $   262,609 $   290,427 $   307,823
BlackRock Aggressive Growth........................... $ 4,388,445 $ 4,699,680 $ 3,949,419
BlackRock Bond Income................................. $ 2,016,927 $ 2,200,512 $ 2,129,244
BlackRock Diversified................................. $ 4,798,923 $ 4,988,144 $ 4,136,693
BlackRock Large Cap Value............................. $   755,643 $ 1,789,895 $ 2,263,852
BlackRock Legacy Large Cap Growth..................... $ 1,942,148 $ 1,876,595 $ 1,641,249
BlackRock Money Market................................ $   786,279 $ 1,047,438 $ 1,321,040
BlackRock Strategic Value............................. $ 4,721,275 $ 4,738,099 $ 3,426,485
Capital Guardian U.S. Equity.......................... $ 2,210,040 $ 2,295,019 $ 1,672,570
Davis Venture Value................................... $12,634,159 $15,821,642 $14,137,682
FI Large Cap (a)...................................... $ 2,081,395 $ 3,729,077 $ 1,571,440
FI Mid Cap Opportunities.............................. $ 4,491,030 $ 4,975,011 $ 3,078,199
FI Value Leaders...................................... $ 3,593,738 $ 3,629,258 $ 2,487,574
Jennison Growth....................................... $ 4,320,708 $ 4,645,710 $ 4,376,826
Loomis Sayles Small Cap Core.......................... $ 2,056,174 $ 2,299,634 $ 1,820,707
Loomis Sayles Small Cap Growth........................ $   749,204 $   956,669 $   683,719
Met/Artisan Mid Cap Value............................. $ 7,361,835 $ 7,756,216 $ 5,172,433
Met/Dimensional International Small Company...........         N/A         N/A $   280,670
MetLife Mid Cap Stock Index........................... $   104,162     124,259 $   103,669
MetLife Stock Index................................... $ 1,175,279 $ 1,358,257 $ 1,143,320
MFS Total Return...................................... $ 3,900,107 $ 5,422,807 $ 4,525,874
MFS Value (b)......................................... $   631,278 $   945,551 $ 1,995,696
Morgan Stanley EAFE Index............................. $   123,566 $   166,618 $   163,385
Neuberger Berman Mid Cap Value........................ $ 3,420,344 $ 4,582,631 $ 3,692,866
Oppenheimer Global Equity............................. $ 2,351,749 $ 3,389,165 $ 2,733,258
Russell 2000 Index.................................... $   110,673 $   151,394 $   156,794
T. Rowe Price Large Cap Growth........................ $ 1,990,618 $ 2,795,603 $ 2,605,568
T. Rowe Price Small Cap Growth........................ $ 1,183,356 $ 1,162,805 $ 1,155,534
Van Eck Global Natural Resources......................         N/A         N/A $   195,206
Western Asset Management Strategic Bond Opportunities. $ 1,553,317 $ 2,088,571 $ 2,337,067
Western Asset Management U.S. Government.............. $ 1,373,331 $ 1,662,068 $ 1,848,391
Zenith Equity.........................................         N/A         N/A         N/A

(a)$391,160 of the amount shown for 2006 is for the TST FI Large Cap Predecessor and was paid by TAMIC to FMR.

(b)Amounts shown for 2007, as well as $92,052 of the amount shown for 2006, are for the MIST MFS Value Predecessor, and were paid by TAMIC to MFS $211,854 of the amount shown for 2006 is for the TST MFS Value Predecessor and was paid by MIA to MFS.

Advisory Agreements and Subadvisory Agreements

   Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and
(ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

   Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

   Each advisory agreement provides that MetLife Advisers shall pay the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

   For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Met/Artisan Mid CapValue, Jennison Growth, Loomis Sayles Small Cap Core, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), as well as BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock Bond Income, BlackRock Legacy Large Cap Growth and BlackRock Money Market, the "BlackRock Portfolios"), FI Large Cap and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

   Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset Allocation Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset Allocation Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

   Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

   It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

   It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold.

Proxy Voting Policies

   The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

   MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

   Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                              PORTFOLIO MANAGERS

   The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2008 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2008. Other than as set forth below, as of December 31, 2008, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

   Like other investment professionals with multiple clients, the subadvisers of the Portfolios may face certain potential conflicts of interest in connection with managing both a Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts.

   The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

   . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

   . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

   . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

   . The portfolio managers could focus their time, resources and efforts primarily on higher-fee accounts.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of a particular Portfolio and other accounts managed by a subadviser. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio managed by that subadviser. Depending on the other account's objectives or other factors, a subadviser may give advice and make decisions that may differ from advice given with respect to a Portfolio. Investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for one account even though it could have been bought or sold for other accounts, including a Portfolio, at the same time. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including a Portfolio.

   Potential conflicts of interest may also arise when portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. Because the subadvisers often advise retail accounts with investment objectives and policies similar to those of a Portfolio and because Fund shares are only offered to separate accounts established by MetLife and its insurance company affiliates and to certain eligible qualified retirement plans, portfolio managers are more likely to have their own money invested in those other accounts and thus have an incentive to favor those accounts, by, among other things, allocating limited investment opportunities to those accounts.

   The Portfolios' subadvisers are prohibited from unfairly favoring other accounts systematically, such as offering limited investment opportunities only to one account repeatedly. The Portfolios' subadvisers generally seek to address these conflicts of interest through the implementation of policies and procedures that are designed to, over time, cause the subadvisers to treat all of the accounts they manage fairly. Also, the subadvisers may tailor their compensation policies so that a portfolio manager does not have an incentive to favor one account over another. The subadvisers may have adopted compliance programs and testing to review their practices concerning the possible inequitable treatment of investment accounts. For information regarding the measures a particular subadviser takes to address conflicts of interest, please see below:

Davis Venture Value Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to
                                                                                         which the advisory fee is
                                                                                         based on the performance of
                                              Other Accounts Managed                           the account
                           ------------------------------------------------------------- ---------------------------
                                                              Number of  Total Assets in  Number of    Total Assets
                                                             Accounts in   Accounts in   Accounts in   in Accounts
Name of Portfolio Manager        Category of Account          Category    Category (1)    Category     in Category
-------------------------  --------------------------------- ----------- --------------- -----------   ------------
   Christopher Davis       Registered investment companies        30     $46,000,000,000      0            N/A
                           Other pooled investment vehicles       14     $   815,000,000      0            N/A
                           Other accounts                        141(1)  $ 8,000,000,000      0            N/A
   Kenneth Feinberg        Registered investment companies        30     $46,000,000,000      0            N/A

         Other pooled investment vehicles   15    $  778,000,000 0   N/A
         Other accounts                    119(1) $7,000,000,000 0   N/A

(1)Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of at least $100,000.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

   . The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

   . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

   . With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

   . Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.

Compensation

Kenneth Feinberg's compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis consists of a base salary.

Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
Name of Portfolio Manager                                    Accounts in   Accounts in   Accounts in      Accounts in
and Portfolio Managed            Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
  P. Robert Bartolo,       Registered investment companies       12      $17,633,824,507      0               N/A

  T. Rowe Price Large      Other pooled investment vehicles       1      $   131,489,395      0               N/A
  Cap Growth Portfolio     Other accounts                         8      $   434,389,619      0               N/A

  Sudhir Nanda,            Registered investment companies        2      $   166,052,567      0               N/A

  T. Rowe Price Small      Other pooled investment vehicles       0                  N/A      0               N/A
  Cap Growth Portfolio     Other accounts                         0                  N/A      0               N/A

Material Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Met/Artisan Mid Cap Value Portfolio

Other Accounts Managed

                                                                                          Accounts with respect to
                                                                                         which the advisory fee is
                                                                                         based on the performance of
                                              Other Accounts Managed                            the account
                           ------------------------------------------------------------- --------------------------
                                                              Number of  Total Assets in  Number of    Total Assets
                                                             Accounts in   Accounts in   Accounts in  in Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category       Category
-------------------------  --------------------------------- ----------- --------------- -----------  --------------

  Scott C. Satterwhite     Registered investment companies        6      $4,303,186,090      N/A               N/A
                           Other pooled investment vehicles       4      $  100,145,199      N/A               N/A
                           Other accounts                        28      $1,970,893,136        1       $69,933,935

  James C. Kieffer         Registered investment companies        6      $4,303,186,090      N/A               N/A
                           Other pooled investment vehicles       4      $  100,145,199      N/A               N/A
                           Other accounts                        28      $1,970,893,136        1       $69,933,935

  George O. Sertl, Jr.     Registered investment companies        6      $4,303,186,090      N/A               N/A
                           Other pooled investment vehicles       4      $  100,145,199      N/A               N/A
                           Other accounts                        28      $1,970,893,136        1       $69,933,935

Material Conflicts of Interest

There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Portfolio and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy managed by Artisan, including the accounts of Artisan's proprietary funds ("Artisan Funds") and the Met/Artisan Mid Cap Value Portfolio are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan's accounting and financial personnel and legal and compliance personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan's employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan performs significant duties for the Artisan Funds that it does not perform for other clients such as the Met/Artisan Mid Cap Value Portfolio. As a result, there are several employees who devote all or substantially all of their time to the Artisan Funds and there are times when very significant portions of the time of senior management are devoted to those funds.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan invests on behalf of all of its client accounts if one or more accounts place restrictions on investments that differ from the restrictions of other client accounts. To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material nonpublic information regarding the security that would be the subject of that transaction. Artisan may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan employee is a director, except that the employee who is the director may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Met/Artisan Mid Cap Value Portfolio if the Artisan employee were not a director. No employee of Artisan currently serves as a director or officer of any public company other than Artisan Funds, Inc.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of the firm's clients fairly when allocating investment opportunities among clients. Because the firm's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm's traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker, except in certain markets where aggregated orders are not permitted or due to a client-specific restriction or instruction. All participating accounts, including the Met/Artisan Mid Cap Value Portfolio, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and the same commission rate. Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts
(i) eligible to purchase the security and with cash available to do so, and
(ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, if any, are not permitted to invest in underwritten offerings.

Transactions with MetLife. Prior to the appointment of Artisan as subadviser to the Met/Artisan Mid Cap Value Portfolio, an affiliate of MLA purchased debt securities issued by Artisan. The affiliate of MLA continues to hold those securities as of the date of this Statement of Additional Information. Although this investment represents a potential conflict of interest for MLA, MLA will not take into account its affiliate's interest in those securities in fulfilling its duties and obligations as the investment adviser to the Met/Artisan Mid Cap Value Portfolio.

Compensation

Artisan's portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Met/Artisan Mid Cap Value Portfolio. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns portfolio managers' interests more closely with the long-term interests of clients and shareholders. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including portfolio managers, have or are expected to have over a reasonable time limited partnership interests in the firm.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and BlackRock Large Cap Value Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which the
                                                                                         advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in  Number of      Total Assets in
Name of Portfolio Manager                                    Accounts in   Accounts in   Accounts in       Accounts in
and Portfolio(s) Managed         Category of Account          Category      Category      Category          Category
-------------------------  --------------------------------- ----------- --------------- -----------     ---------------

 Scott Amero,              Registered investment companies        32     $22,500,000,000      0                     N/A

 BlackRock Bond Income
 Portfolio BlackRock       Other pooled investment vehicles       39     $ 7,680,000,000      3          $1,620,000,000
 Diversified Portfolio     Other accounts                        241     $71,360,000,000     18          $5,810,000,000

 Curtis Arledge,           Registered investment companies        20     $18,070,000,000      0                     N/A

 BlackRock Bond Income
 Portfolio BlackRock       Other pooled investment vehicles        4     $1,970, 000,000      1          $1,180,000,000
 Diversified Portfolio     Other accounts                          1     $   205,000,000      0                     N/A

 Andrew Phillips,          Registered investment companies        31     $21,330,000,000      0                     N/A

 BlackRock Bond Income
 Portfolio

BlackRock Diversified  Other pooled investment vehicles   19 $  6,490,000,000  1  $  768,000,000
Portfolio              Other accounts                    274 $109,530,000,000 17  $6,840,000,000

Matthew Marra,         Registered investment companies    23 $ 17,970,000,000  0             N/A

BlackRock Bond
Income Portfolio
BlackRock Diversified  Other pooled investment vehicles   18 $  6,300,000,000  1  $  768,000,000
Portfolio              Other accounts                    277 $ 92,440,000,000 14  $6,410,000,000

Robert Doll,           Registered investment companies    23 $ 12,680,000,000  0             N/A

BlackRock Diversified
Portfolio BlackRock
Large Cap Value        Other pooled investment vehicles   14 $  2,950,000,000  2  $  152,700,000
Portfolio              Other accounts                     21 $  1,940,000,000  0             N/A

Daniel Hanson,         Registered investment companies    23 $ 12,680,000,000  0             N/A

BlackRock Diversified
Portfolio BlackRock
Large Cap Value        Other pooled investment vehicles   14 $  2,950,000,000  2  $  152,700,000
Portfolio              Other accounts                     21 $  1,940,000,000  0             N/A

Phillip Green,         Registered investment companies    15 $    705,950,000  0             N/A

BlackRock Diversified  Other pooled investment vehicles    5 $    540,600,000  0             N/A
Portfolio              Other accounts                      3 $    491,700,000  3  $  491,700,000

Eileen Leary,          Registered investment companies     1 $    176,900,000  0             N/A

BlackRock Aggressive
Growth Portfolio       Other pooled investment vehicles    2 $     27,000,000  0             N/A

                      Other accounts                     6  $  223,900,000 0   N/A

Andrew Leger,         Registered investment companies    4  $1,410,000,000 0   N/A

BlackRock Aggressive  Other pooled investment vehicles   1  $   10,170,000 0   N/A
Growth Portfolio      Other accounts                     0             N/A 0   N/A

Wayne Archambo,       Registered investment companies    8  $1,530,000,000 0   N/A

BlackRock Strategic   Other pooled investment vehicles   0             N/A 0   N/A
Value Portfolio       Other accounts                    16  $  964,000,000 0   N/A

Kate O'Connor,        Registered investment companies    7  $  931,500,000 0   N/A

BlackRock Strategic   Other pooled investment vehicles   1  $   35,000,000 0   N/A
Value Portfolio       Other accounts                    15  $  948,300,000 0   N/A

Jeffrey R. Lindsey,   Registered investment companies   11  $3,790,000,000 0   N/A

BlackRock Legacy
Large Cap Growth
Portfolio             Other pooled investment vehicles   4  $  174,300,000 0   N/A
                      Other accounts                     9  $1,120,000,000 0   N/A

Edward P. Dowd,       Registered investment companies   11  $3,790,000,000 0   N/A
                      Other pooled investment vehicles   4  $  174,300,000 0   N/A
BlackRock Legacy
Large Cap Growth
Portfolio             Other accounts                     9  $1,120,000,000 0   N/A

Material Conflicts of Interest

   Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Amero, Arledge, Marra, Phillips, Doll, Hanson and Green currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero and Green assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based, or for certain portfolio managers, performance and revenue-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Due to Mr. Doll's unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for the Equity Portfolio Managers

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program may include such factors as: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, a measure of operational efficiency and a team revenue component. If a portfolio manager's tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for each portfolio include the following:

Portfolio Managers   Portfolio Managed          Benchmarks Applicable to Each Manager
------------------   -------------------------- -------------------------------------
Robert C. Doll, Jr.  BlackRock Large Cap Value      Lipper Multi-Cap Value Funds
Daniel Hanson        Portfolio                      classification

Robert C. Doll, Jr.  BlackRock Diversified          Lipper Multi-Cap Core Funds
Daniel Hanson        Portfolio                      classification

Jeffrey Lindsey      BlackRock Legacy Large         Lipper Large Cap Growth
Edward Dowd          Cap Growth Portfolio           Funds classification

Eileen Leary         BlackRock Aggressive           Lipper Mid-Cap Growth
Andrew Leger         Growth Portfolio               Funds classification

Wayne Archambo       BlackRock Strategic Value      Lipper Small-Cap Value
Kate O'Connor        Portfolio                      Funds classification

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation for the Fixed Income Portfolio Managers and Mr. Green

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Portfolios may include the following:

Portfolio Manager  Portfolio Managed                Benchmarks Applicable to Each Manager
-----------------  -------------------------------- ----------------------------------------------------------------------
 Scott Amero       BlackRock Bond Income Portfolio  A combination of market-based indices (e.g., Citigroup 1-Year
                   BlackRock Diversified Portfolio  Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays
                                                    Capital Intermediate Government Index, Barclays Capital Intermediate
                                                    Gov/Credit Index, Barclays Capital Aggregate Index, Barclays Capital
                                                    Intermediate Aggregate Index, Barclays Capital U.S. Corporate High
                                                    Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

 Curtis Arledge    BlackRock Bond Income Portfolio  A combination of market-based indices (e.g., Citigroup 1-Year
                   BlackRock Diversified Portfolio  Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays
                                                    Capital Aggregate Index, Merrill Lynch Government Corporate 1-3
                                                    Year Index),

                                                certain customized indices and certain fund industry
                                                peer groups.

Andrew         BlackRock Bond Income Portfolio  A combination of market-based indices (e.g., custom 50%
Phillips       BlackRock Diversified Portfolio  Barclays Capital Mortgage /50% Merrill Lynch 10-Year Treasury
                                                Index, Lehman GNMA MBS Index, Barclays Capital
                                                Intermediate Government Index, Barclays Capital Intermediate
                                                Government/Credit Index, Barclays Capital U.S. Aggregate
                                                Index), certain customized indices and certain fund industry peer groups.

Matthew        BlackRock Bond Income Portfolio  A combination of market-based indices (e.g., Barclays Capital
Marra          BlackRock Diversified Portfolio  Intermediate Government Index, Barclays Capital Intermediate
                                                Government/Credit Index, Barclays Capital U.S. Aggregate
                                                Index), certain customized indices and certain fund industry peer groups.

Phillip Green  Blackrock Diversified Portfolio  Lipper Mixed-Asset Target Allocation Growth Funds
                                                classification

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance for fixed income portfolio managers is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance for equity portfolio managers is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

   Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Archambo, Doll, Dowd, Green, Hanson, Leger, Lindsey, Marra, Phillips and Misses Leary and O'Connor have each received awards under the LTIP.

   Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Archambo, Doll, Dowd, Green, Hanson, Leger, Lindsey, Marra, Phillips and Misses Leary and O'Connor have each participated in the deferred compensation program.

   Options and Restricted Stock Awards -- A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Archambo, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

   Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

As of December 31, 2008, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:

                                                             Dollar Range of Equity Securities of the
Portfolio Manager     Portfolio(s) Managed                   Portfolio(s) Owned*
-----------------     -------------------------------------- ----------------------------------------
Eileen M. Leary, CFA  BlackRock Aggressive Growth Portfolio              $10,001-$50,000

* Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

Jennison Growth Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                            Other Accounts Managed (1)                   performance of the account
                           ------------------------------------------------------------- -----------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
                                                             Accounts in   Accounts in   Accounts in      Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------

     Kathleen A.           Registered investment companies       13        $ 5,293,204        1(2)         $926,169(2)
     McCarragher           Other pooled investment vehicles       3        $   155,366        0                 N/A
                           Other accounts                        36        $ 3,431,173        0                 N/A

     Spiros Segalas        Registered investment companies       15        $12,307,736        0                 N/A
                           Other pooled investment vehicles       2        $   153,356        2(2)         $ 47,492(2)
                           Other accounts                         9        $ 1,370,566        1(2)         $ 22,148(2)


 Michael A. Del Balso  Registered investment companies   11  $5,559,086 0   N/A
                       Other pooled investment vehicles   5  $  745,861 0   N/A
                       Other accounts(3)                  6  $  477,935 0   N/A

(1)Excludes performance fee accounts.

(2)The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

(3)"Other accounts" excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts (including hedge funds), other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors, including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g. commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products.) Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher than another client in the same strategy. Also, clients with larger assets under management generate more revenue for

Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors, listed in order of importance, will be reviewed for the portfolio managers:

   . One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000(R) Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

   .   Historical and long-term business potential of the product strategies;

   .   Qualitative factors such as teamwork and responsiveness; and

   . Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect investment professionals' total compensation.

FI Large Cap Portfolio, FI Value Leaders Portfolio and FI Mid Cap Opportunities Portfolio

Other Accounts Managed


                                                                            Accounts with respect to which
                                                                            the advisory fee is based on the
                                       Other Accounts Managed               performance of the account
                           -----------------------------------------------  --------------------------------
                                                 Number of  Total Assets in  Number of     Total Assets in
Name of Portfolio Manager                       Accounts in   Accounts in   Accounts in      Accounts in
and Portfolio Managed      Category of Account   Category      Category      Category         Category
-------------------------  -------------------  ----------- --------------- -----------    ---------------


Ciaran O'Neill,           Registered investment companies   2   $  400,000,000 0   N/A

FI Value
Leaders                   Other pooled investment vehicles  4   $  468,000,000 0   N/A
Portfolio                 Other accounts                    8   $1,194,000,000 0   N/A

Jack Kerivan,             Registered investment companies   0              N/A 0   N/A

FI Large Cap              Other pooled investment vehicles  5   $  716,000,000 0   N/A
Portfolio                 Other accounts                    4   $  144,000,000 0   N/A

Derek Chin,               Registered investment companies   0              N/A 0   N/A

FI Large Cap              Other pooled investment vehicles  5   $  716,000,000 0   N/A
Portfolio                 Other accounts                    4   $  125,000,000 0   N/A

David Rose                Registered investment companies   0              N/A 0   N/A

FI Mid Cap Opportunities  Other pooled investment vehicles  0              N/A 0   N/A
Portfolio                 Other accounts                    1   $   37,000,000 0   N/A

Material Conflicts of Interest

A portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management, and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio managers must allocate their time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Compensation

As of December 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio managers' compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of Pyramis. The portion of each portfolio manager's bonus that is linked to the investment performance of his fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund and the fund's pre-tax investment performance (based on the performance of the fund's Institutional Class) within the peer groups identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates. The benchmark index and peer group used for each portfolio manager listed above are as follows:

      Ciaran O'Neill: Russell 1000 Value Index and Mercer US Equity Large Cap Value Universe
      David Rose: S&P Mid Cap 400 Index and Mercer MidCap Growth Universe Derek L. Chin: Russell 1000 Growth Index and Mercer Large Cap Growth
   Universe
      Jack Kerivan: Russell 1000 Growth Index and Mercer Large Cap Growth
   Universe

Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio

Other Accounts Managed

                                                                                        Accounts with respect to which
                                                                                        the advisory fee is based on the
                                             Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------ --------------------------------
                                                             Number of  Total Assets in  Number of     Total Assets in
Name of Portfolio Manager                                   Accounts in   Accounts in   Accounts in      Accounts in
and Portfolio Managed            Category of Account         Category      Category      Category         Category
-------------------------  -------------------------------- ----------- --------------- -----------    ---------------

    John J. Slavik,        Registered investment companies       1        $92,098,850        0               N/A

    Loomis Sayles
    Small Cap Core

Portfolio and Loomis    Other pooled investment vehicles   0             N/A 0   N/A
Sayles Small Cap
Growth Portfolio        Other accounts                    15  $   17,946,693 0   N/A

Mark F. Burns,          Registered investment companies    1  $   92,098,850 0   N/A

Loomis Sayles Small     Other pooled investment vehicles   0             N/A 0   N/A
Cap Core Portfolio and
Loomis Sayles Small     Other accounts                    11  $   17,568,687 0   N/A
Cap Growth Portfolio

Joseph R. Gatz,         Registered investment companies    3  $1,114,229,997 0   N/A

Loomis Sayles Small     Other pooled investment vehicles   1  $   39,740,032 0   N/A
Cap Core Portfolio      Other accounts                    23  $  394,651,141 0   N/A

Daniel G. Thelen,       Registered investment companies    3  $1,114,229,997 0   N/A

Loomis Sayles Small     Other pooled investment vehicles   1  $   39,740,032 0   N/A
Cap Core Portfolio      Other accounts                    38  $  332,100,761 0   N/A

Material Conflicts of Interest

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a customized peer group and, secondarily, an external benchmark. The benchmarks used for the investment styles utilized for the Loomis Small Cap Portfolio is the Russell 1000 Value (for the small cap value portion of the Portfolio) and the Russell 1000 Growth (for the small cap growth portion of the Portfolio). The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the 1, 3 and 5 year periods (or since the start of the manager's tenure if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity managers' performance because it believes they represent the most competitive universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

   . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

   . upon retirement a participant will receive a multi-year payout for his or her vested units;

   . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Neuberger Berman Mid Cap Value Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which the
                                                                                         advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in  Number of       Total Assets
                                                             Accounts in   Accounts in   Accounts in     in Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category          Category
-------------------------  --------------------------------- ----------- --------------- -----------     --------------
    S. Basu Mullick        Registered investment companies        9      $3,147,000,000       0               N/A
                           Other pooled investment vehicles       0                 N/A       0               N/A
                           Other accounts                         0                 N/A       0               N/A

Material Conflicts of Interest

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors:
(i) the individual's willingness to work with the marketing and sales groups;
(ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Oppenheimer Global Equity Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
                                                             Accounts in   Accounts in   Accounts in      Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
     Rajeev Bhaman         Registered investment companies        7      $12,228,000,000      0               N/A
                           Other pooled investment vehicles       5      $   856,000,000      0               N/A
                           Other accounts                         2      $   352,000,000      0               N/A

Material Conflicts of Interest

As indicated above, the portfolio manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation

The Portfolio's portfolio manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006, the portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of the portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

Capital Guardian U.S. Equity Portfolio

Other Accounts Managed

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted below. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.

                                                                                         Accounts with respect to which the
                                                                                         advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in  Number of      Total Assets in
                                                             Accounts in   Accounts in   Accounts in       Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category          Category
-------------------------  --------------------------------- ----------- --------------- -----------     ---------------

    Theodore Samuels       Registered investment companies         9     $ 1,700,000,000      0                    N/A
                           Other pooled investment vehicles       10     $ 1,520,000,000      0                    N/A
                           Other accounts                        266     $13,530,000,000      2            $96,000,000

    Eric H. Stern          Registered investment companies        11     $ 1,850,000,000      0                    N/A

                  Other pooled investment vehicles   11 $ 4,330,000,000  0             N/A
                  Other accounts                    120 $24,140,000,000 14  $6,560,000,000

Terry Berkemeier  Registered investment companies     8 $ 1,240,000,000  0             N/A
                  Other pooled investment vehicles   10 $ 4,280,000,000  0             N/A
                  Other accounts                    109 $18,280,000,000 12  $2,810,000,000

Alan J. Wilson    Registered investment companies    11 $ 2,130,000,000  0             N/A
                  Other pooled investment vehicles    9 $ 2,430,000,000  0             N/A
                  Other accounts                     62 $11,520,000,000  1  $   82,000,000

Material Conflicts of Interest

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation

At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

MFS Total Return Portfolio and MFS Value Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
                                                             Accounts in   Accounts in   Accounts in      Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
  Brooks A. Taylor,        Registered investment companies*      13      $14,500,000,000      0               N/A

  MFS Total Return         Other pooled investment vehicles       0                  N/A      0               N/A
  Portfolio                Other accounts                         0                  N/A      0               N/A

  Joshua P. Marston,       Registered investment companies*       7      $13,400,000,000      0               N/A

  MFS Total Return         Other pooled investment vehicles       0                  N/A      0               N/A
  Portfolio                Other accounts                         0                  N/A      0               N/A

  Steven R. Gorham,

  MFS Total Return
  Portfolio and MFS        Registered investment companies*      20      $25,300,000,000      0               N/A
  Value Portfolio          Other pooled investment vehicles       5      $ 1,400,000,000      0               N/A
                           Other accounts                        25      $ 6,300,000,000      0               N/A

  Michael W. Roberge,      Registered investment companies*      10      $15,800,000,000      0               N/A

  MFS Total Return         Other pooled investment vehicles       2      $    87,800,000      0               N/A
  Portfolio                Other accounts                         2      $    24,000,000      0               N/A

Richard O. Hawkins,  Registered investment companies*  11  $15,400,000,000 0   N/A

MFS Total Return     Other pooled investment vehicles   0              N/A 0   N/A
Portfolio            Other accounts                     1  $    36,400,000 0   N/A

William P. Douglas,  Registered investment companies*   7  $13,400,000,000 0   N/A
MFS Total Return     Other pooled investment vehicles   0              N/A 0   N/A
Portfolio            Other accounts                     0              N/A 0   N/A

Nevin P. Chitkara,   Registered investment companies*  20  $25,300,000,000 0   N/A

MFS Total Return
Portfolio and MFS    Other pooled investment vehicles   5  $ 1,400,000,000 0   N/A
Value Portfolio      Other accounts                    25  $ 6,300,000,000 0   N/A

*  Includes the Fund.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10% for Messrs. Taylor, Marston, Gorham, Hawkins, Douglas, and Chitkara, and 33% for Mr. Roberge) than performance bonus.

Performance Bonus - Generally, the performance bonus represents a majority of portfolio manager total case compensation.

With respect to Messrs. Taylor, Marston, Gorham, Hawkins, Douglas, and Chitkara, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager            Portfolio                               Benchmark(s)
-----------------   ----------------------------- ----------------------------------------------------
Brooks A. Taylor    MFS Total Return Portfolio    Lipper Mixed-Asset Target Allocation Moderate Funds
                                                  Lipper Large-Cap Value Funds
                                                  Standard & Poor's 500 Stock Index
                                                  Russell 1000 Value Index
                                                  Barclays Capital U.S. Aggregate Index
                                                  Russell Mid Cap Value Index
                                                  Lipper Mid Cap Value Funds

Joshua P. Marston
                    MFS Total Return Portfolio    Standard & Poor's/LSTA Leveraged Loan Index

Steven R. Gorham                                  Lipper Large-Cap Value Funds
                    MFS Total Return Portfolio &
                    MFS Value Portfolio
                                                  Lipper Global Funds
                                                  Lipper Equity-Income Funds
                                                  Russell 1000 Value Index
                                                  Standard & Poor's 500 Stock Index
                                                  MSCI World Index
                                                  JP Morgan Global Government Bond Index
                                                  MSCI KOKUSAI Index
                                                  Barclays Capital U.S. Aggregate Index
                                                  Standard & Poor's 500/Citigroup Value Index
Richard O. Hawkins  MFS Total Return Portfolio    Lipper Corporate Debt Funds BBB-Rated
                                                  Barclays Capital U.S. Intermediate Aggregate Index
                                                  Barclays Capital U.S. Aggregate Bond Index
                                                  Lipper Variable Corporate Debt Focus - BBB Rated
                                                  Barclays Capital U.S. Government/Credit Bond Index
William P. Douglas  MFS Total Return Portfolio    Barclays Capital U.S. Securitized Index
Nevin P. Chitkara   MFS Total Return Portfolio &  Lipper Large-Cap Value Funds
                    MFS Value Portfolio
                                                  Lipper Global Funds
                                                  Lipper Mixed-Asset Target Allocation Moderate Funds
                                                  Lipper Equity-Income Funds
                                                  MSCI World Index
                                                  MSCI World Index Value
                                                  Lipper Global Large-Cap Value Funds
                                                  Russell 1000 Value Index
                                                  Standard & Poor's 500 Stock Index
                                                  Barclays Capital U.S. Aggregate Index
                                                  JP Morgan Global Government Bond Index
                                                  MSCI KOKUSAI Index
                                                  Standard & Poor's 500/Citigroup Value Index
                                                  Barclays Capital U.S. Aggregate Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Mr. Roberge is Executive Vice President, Chief Investment Officer - U.S. Investments, and Co-Director of Global Research in addition to being the portfolio manager of the Fund and certain other accounts. His compensation reflects this broader role within MFS. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of

MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, he participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio

Other Accounts Managed

                                                                                          Accounts with respect to which the
                                                                                          advisory fee is based on the
                                              Other Accounts Managed                      performance of the account
                           -------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in   Number of      Total Assets in
                                                             Accounts in   Accounts in    Accounts in       Accounts in
Name of Portfolio Manager        Category of Account          Category    Category (1)     Category          Category
-------------------------  --------------------------------- ----------- ---------------- -----------     ---------------
S. Kenneth Leech,          Registered investment companies       111     $100,485,718,368      0                      N/A

Strategic Bond
Opportunities Portfolio
and U.S. Government        Other pooled investment vehicles      337     $195,319,138,291      0                      N/A
Portfolio                  Other accounts                        969     $217,490,220,115     94          $22,992,729,662

Stephen A. Walsh,          Registered investment companies       111     $100,485,718,368      0                      N/A

Strategic Bond
Opportunities Portfolio
and U.S. Government        Other pooled investment vehicles      337     $195,319,138,291      0                      N/A
Portfolio                  Other accounts                        969     $217,490,220,115     94          $22,992,729,662

Edward A. Moody,           Registered investment companies         2     $    244,654,585      0                      N/A

Strategic Bond
Opportunities Portfolio
and U.S. Government        Other pooled investment vehicles        1     $     22,787,466      0                      N/A
Portfolio                  Other accounts                         79     $ 12,854,539,462      8          $ 2,349,845,761

Carl L. Eichstaedt,        Registered investment companies        10     $  1,826,012,390      0                      N/A

Strategic Bond
Opportunities Portfolio
and U.S. Government        Other pooled investment vehicles        3     $    323,097,929      0                      N/A

Portfolio                Other accounts                    55  $9,463,705,065 4   $1,002,356,501

Mark Lindbloom,          Registered investment companies    4  $2,432,465,533 0              N/A

Strategic Bond
Opportunities Portfolio
and U.S. Government      Other pooled investment vehicles   4  $  190,965,232 0              N/A
Portfolio                Other accounts                    30  $7,159,439,689 3   $1,260,177,973

Frederick Marki,         Registered investment companies    0             N/A 0              N/A

U.S. Government          Other pooled investment vehicles   4  $1,491,843,831 0              N/A
Portfolio                Other accounts                    11  $2,258,322,960 6   $1,918,993,933

Michael C. Buchanan,     Registered investment companies   17  $6,818,941,981 0              N/A

Strategic Bond           Other pooled investment vehicles   7  $3,280,146,219 0              N/A
Opportunities Portfolio  Other accounts                    18  $1,595,499,619 0              N/A

Keith J. Gardner,        Registered investment companies    6  $  930,260,956 0              N/A

Strategic Bond           Other pooled investment vehicles   8  $  878,794,855 0              N/A
Opportunities Portfolio  Other accounts                     0             N/A 0              N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Western Asset has identified several potential conflicts of interest that could directly impact client accounts, including the Portfolios of the Fund. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of an account's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of investment strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for mutual funds, including the Portfolios of the Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of an account or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro rata basis.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

Compensation

With respect to the compensation of portfolio managers, Western Asset's compensation philosophy assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, employees are eligible for bonuses. Bonuses are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/products and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary.

Artio International Stock Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
                                                             Accounts in   Accounts in   Accounts in      Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
  Rudolph-Riad Younes      Registered investment companies       10      $20,450,169,151      0                   N/A
                           Other pooled investment vehicles      12      $ 7,321,600,973      0                   N/A
                           Other accounts                        91      $11,808,857,481      4          $976,410,272

  Richard Pell             Registered investment companies       10      $21,698,860,945      0                   N/A
                           Other pooled investment vehicles      11      $ 7,195,187,982      0                   N/A
                           Other accounts                        84      $11,468,913,771      4          $976,410,272

Material Conflicts of Interest

Messrs. Younes and Pell, the portfolio managers of Artio International Stock Portfolio, share in the profits of Artio Global Management LLC. As a result, there is a potential conflict of interest in that these portfolio managers may have an incentive to allocate securities preferentially to accounts where Artio Global might share in investment gains. In addition, Messrs. Younes and Pell may have an incentive to allocate securities preferentially to the accounts for which Artio Global receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts that exist for Messrs. Pell and Younes to allocate securities preferentially to the accounts for which Artio Global receives higher investment advisory fees, Artio Global has adopted investment decision-making and trade allocation policies and procedures are designed to ensure that none of Artio Global's clients are unfairly disadvantaged in Artio Global's management of accounts. Additionally, Artio Global's internal controls are tested as part of the firm's Compliance Monitoring Program.

Compensation

Portfolio manager compensation consists of salary, profit-sharing and deferred compensation, which are fixed, and a performance-based bonus. Portfolio managers are also eligible to participate in an employee stock purchase plan, pension/401(k) plans and retirement plans.

In addition to participating in the annual revenues generated by their division through profit-sharing, Messrs. Younes and Pell receive an equity-like interest in the division's enterprise value. These components of the compensation program are designed to reward the managers' long-term performance.

Met/Dimensional International Small Company Portfolio

In accordance with the team approach used to manage the Met/Dimensional International Small Company Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland is the portfolio manager that coordinates the efforts of all other portfolio managers with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Other Accounts Managed

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
                                                             Accounts in   Accounts in   Accounts in      Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
    Karen E. Umland....... Registered investment companies       38      $29,404,411,956      0                   N/A
                           Other pooled investment vehicles       5      $   557,029,730      0                   N/A
                           Other accounts                        18      $ 2,485,269,181      1          $329,404,500

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Dimensional's portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager's compensation consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers may be given the option of participating in Dimensional's Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.

Participation in this program is not based on or related to the performance of any individual strategy or any particular client accounts.

Van Eck Global Natural Resources Portfolio

Other Accounts Managed

                                                                                         Accounts with respect to which the
                                                                                         advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in  Number of      Total Assets in
                                                             Accounts in   Accounts in   Accounts in       Accounts in
Name of Portfolio Manager        Category of Account          Category      Category      Category          Category
-------------------------  --------------------------------- ----------- --------------- -----------     ---------------
     Derek van Eck         Registered investment companies        2      $1,169,393,246       0          $1,169,393,246
                           Other pooled investment vehicles      10      $  882,557,012      10          $  882,557,012
                           Other accounts                         0                 N/A       0                     N/A

Material Conflicts of Interest

Van Eck serves as investment adviser to the Global Hard Assets Fund, a series of the Van Eck Funds (a registered investment company) and Worldwide Hard Assets Fund, a series of the Worldwide Insurance Trust (a registered investment company), each of which has an investment strategy substantially similar to that of Van Eck Global Natural Resources Portfolio (the "Portfolio"). In addition, Van Eck Absolute Return Advisers Corporation, a wholly owned subsidiary of Van Eck, serves as either the general partner or investment adviser to various private funds each of which has an investment strategy substantially similar to that of the Portfolio. In addition to the above referenced funds, Van Eck (and its principals, affiliates or employees) may serve as either the general partner or investment adviser to other client accounts and conduct investment activities for their own accounts (together, "Other Accounts"). The Other Accounts may have investment objectives or may implement investment strategies similar to those of the Portfolio. Additionally, the Other Accounts may also from time to time implement investment strategies which Van Eck decides are not advantageous to the Portfolio, and which may include transactions that are directly contrary to the positions taken by the Portfolio. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades. When Van Eck implements investment strategies for Other Accounts that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio's securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of Other Accounts and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if Van Eck served as subadviser to only the Portfolio. When Other Accounts are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. In addition, the portfolio manager of the Portfolio serves as the portfolio manager to Other Accounts. The compensation that Van Eck receives from Other Accounts may be higher than the compensation received by Van Eck for sub-advising the Portfolio. Van Eck does not believe that its activities materially disadvantage the Portfolio. Van Eck has implemented procedures to monitor trading across the Portfolio and its Other Accounts.

Compensation

Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.

Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios

Other Accounts Managed - Index Portfolios

                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- --------------------------------
                                                              Number of  Total Assets in  Number of     Total Assets in
Name of Portfolio Manager                                    Accounts in   Accounts in   Accounts in      Accounts in
and Portfolio(s) managed         Category of Account          Category      Category      Category         Category
-------------------------  --------------------------------- ----------- --------------- -----------    ---------------
Stacey Lituchy,            Registered investment companies        0                 N/A       0               N/A

MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index
Portfolio, Barclays
Capital Aggregate Bond     Other pooled investment vehicles      23      $8,900,000,000       0               N/A
Index Portfolio            Other accounts                         1      $  800,000,000       0               N/A

Norman Hu                  Registered investment companies        0                 N/A       0               N/A

MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index         Other pooled investment vehicles      12      $3,100,000,000       0               N/A
Portfolio                  Other accounts                         0                 N/A       0               N/A

Mirsad Usejnoski           Registered investment companies        0                 N/A       0               N/A

MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio,                 Other pooled investment vehicles      12      $3,100,000,000       0               N/A

Russell 2000 Index    Other accounts                     0             N/A 0   N/A
Portfolio, Morgan
Stanley EAFE Index
Portfolio

Tresa Lau,            Registered investment companies    0             N/A 0   N/A

Barclays Capital
Aggregate Bond Index  Other pooled investment vehicles  11  $5,800,000,000 0   N/A
Portfolio             Other accounts                     1  $  800,000,000 0   N/A

Tomas Cambara,        Registered investment companies    0             N/A 0   N/A

Barclays Capital
Aggregate Bond Index  Other pooled investment vehicles  11  $5,800,000,000 0   N/A
Portfolio             Other accounts                     1  $  800,000,000 0   N/A

Material Conflicts of Interest - Index Portfolios

MLIAC is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

Other Accounts Managed - Asset Allocation Portfolios and Zenith Equity Portfolio

                                                                                         Accounts with respect to which the
                                                                                         advisory fee is based on the
                                              Other Accounts Managed                     performance of the account
                           ------------------------------------------------------------- ----------------------------------
                                                              Number of  Total Assets in  Number of      Total Assets in
Name of Portfolio Manager                                    Accounts in   Accounts in   Accounts in       Accounts in
and Portfolios managed           Category of Account          Category      Category      Category          Category
-------------------------  --------------------------------- ----------- --------------- -----------     ---------------
 Elizabeth M. Forget,      Registered investment companies        9      $15,834,889,344      0                N/A

 Asset Allocation
 Portfolios and Zenith     Other pooled investment vehicles       0                  N/A      0                N/A
 Equity Portfolio          Other accounts                         0                  N/A      0                N/A

 Alan Leland,              Registered investment companies        9      $15,834,889,344      0                N/A

 Asset Allocation
 Portfolios and Zenith     Other pooled investment vehicles       0                  N/A      0                N/A
 Equity Portfolio          Other accounts                         0                  N/A      0                N/A

 Darrel A. Olson,          Registered investment companies        9      $15,834,889,344      0                N/A

 Asset Allocation
 Portfolios and Zenith     Other pooled investment vehicles       0                  N/A      0                N/A
 Equity Portfolio          Other accounts                         0                  N/A      0                N/A

 Thomas C. McDevitt,       Registered investment companies        9      $15,834,889,344      0                N/A

 Asset Allocation
 Portfolios and Zenith     Other pooled investment vehicles       0                  N/A      0                N/A
 Equity Portfolio          Other accounts                         0                  N/A      0                N/A


Jeffrey L. Bernier,    Registered investment companies   9   $15,834,889,344 0   N/A

Asset Allocation
Portfolios and Zenith  Other pooled investment vehicles  0               N/A 0   N/A

Equity Portfolio       Other accounts                    0               N/A 0   N/A

Compensation - Index Portfolios, Zenith Equity Portfolio and Asset Allocation Portfolios

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                            DISTRIBUTION AGREEMENT

   MetLife Investors Distribution Company (the "Distributor"), located at 5
Park Plaza, Irvine, CA 92614, is the Fund's distributor. From April 30, 2007 to August 31, 2007, the Fund's distributor was MetLife Securities, Inc. ("MetLife Securities"), and prior to April 30, 2007, the Fund's distributor was MetLife (together with MetLife Securities, the "Prior Distributors"). Both the Distributor and the Prior Distributors are affiliates of the Fund. Under a Distribution Agreement with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

   In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the
Fund:

Pursuant to a Class B, Class D, Class E, Class F and Class G Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for the Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares. The Distributor may pay all or any portion of the Service Fee in respect of Class B, Class D, Class E, Class F or Class G shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts. The amount of any Service Fee that exceeds 0.25% is considered an asset-based sales charge and is calculated into the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority.

   The Distribution and Services Plan also authorizes each Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E, Class F and Class G shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

   Under the Distribution Agreement, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares

   The Distribution and Services Plan (the "Plan") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E, Class F and Class G shares, including but not limited to the following:

    (a)printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") investing indirectly in a class of shares of the Fund;

    (b)the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

    (c)holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E, Class F or Class G shares;

    (d)obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

    (e)training sales personnel regarding the Fund;

    (f)compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

    (g)personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E, Class F or Class G shares attributable to such accounts;

    (h)compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

    (i)compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

   The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit the Fund and its Class B, Class D, Class E , Class F and Class G shareholders and has approved the Plan's adoption. The Fund anticipates that the Plan will enhance the sales of Class B, Class D, Class E, Class F and Class G shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E, Class F and Class G shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

   The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. The Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plan for the year ended December 31, 2008:

                                                    Total Fees Paid
             Portfolio                              to Distributor
             ---------                              ---------------
             Artio International Stock                $  336,033
             Barclays Capital Aggregate Bond Index    $1,614,198
             BlackRock Aggressive Growth              $  334,626
             BlackRock Bond Income                    $1,196,536
             BlackRock Diversified                    $  263,889
             BlackRock Large Cap Value                $  504,587
             BlackRock Legacy Large Cap Growth        $  247,960
             BlackRock Money Market                   $1,883,834
             BlackRock Strategic Value                $  572,342
             Capital Guardian U.S. Equity             $  210,924
             Davis Venture Value                      $2,500,107
             FI Large Cap (a)                         $   17,087
             FI Mid Cap Opportunities                 $  199,398

                                                            Total Fees Paid
     Portfolio                                              to Distributor
     ---------                                              ---------------
     FI Value Leaders                                         $  416,067
     Jennison Growth                                          $  733,080
     Loomis Sayles Small Cap Core                             $  309,372
     Loomis Sayles Small Cap Growth                           $  148,968
     Met/Artisan Mid Cap Value                                $1,259,977
     Met/Dimensional International Small Company              $       20
     MetLife Aggressive Allocation                            $  419,067
     MetLife Conservative Allocation                          $  537,207
     MetLife Conservative/Moderate Allocation                 $1,752,544
     MetLife Mid Cap Stock Index                              $  501,749
     MetLife Moderate Allocation                              $5,364,206
     MetLife Moderate/Aggressive Allocation                   $5,319,868
     MetLife Stock Index                                      $2,650,164
     MFS Total Return                                         $2,700,541
     MFS Value*                                               $  450,706
     Morgan Stanley EAFE Index                                $  725,784
     Neuberger Berman Mid Cap Value                           $  786,822
     Oppenheimer Global Equity                                $  611,911
     Russell 2000 Index                                       $  384,729
     T. Rowe Price Large Cap Growth                           $  624,837
     T. Rowe Price Small Cap Growth                           $  372,783
     Van Eck Global Natural Resources                                N/A
     Western Asset Management Strategic Bond Opportunities    $  703,886
     Western Asset Management U.S. Government                 $  746,029
     Zenith Equity*                                                  N/A

* There were no Class B, Class D, Class E, Class F or Class G shares of MIST MFS Value Predecessor or the Zenith Equity Portfolio outstanding during the year ended December 31, 2008. Amounts shown include total fees paid to the Distributor by the MIST MFS Value Predecessor for the period January 1, 2008 through April 27, 2008.

   The amounts received by the Distributor and Prior Distributors have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor or Prior Distributors in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class D, Class E, Class F and Class G shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm. Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The financial statements for each of the Portfolios in the Fund for the year ended December 31, 2008, and D&T's reports thereon, are incorporated by reference into this SAI. Such financial statements have been audited by D&T.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

   The Asset Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation Portfolios bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. Although from time to time a Portfolio might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, a Portfolio that invests mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs than a Portfolio that invests mainly in equity securities.

It is expected that certain portfolio transactions of Barclays Capital Aggregate Bond Index, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, MFS Total Return, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government in bonds, notes and money market instruments will generally be principal transactions with issuers or dealers.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Artio International Stock, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equity, Davis Venture Value, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, FI Large Cap, FI Mid Cap Opportunities, FI Value Leaders, Jennison Growth, Met/Artisan Mid Cap Value, Met/Dimensional International Small Company, MetLife Mid Cap Stock Index, MetLife Stock Index, MFS Total Return, MFS Value, Morgan Stanley EAFE Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000 Index,
T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth and Van Eck Global Natural Resources selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

   The following services may be considered by subadvisers when selecting brokers:

   . Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

   . Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

   . Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

   . Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, software, information and accessories; and

   . Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

   Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

   A subadviser may obtain third-party research from broker-dealers or non-broker-dealers by entering into Commission Sharing Arrangements ("CSAs"). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for its client accounts will be allocated to one or more research providers, as directed by the subadviser, as payment for research. The use of CSAs allows the subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions on behalf of a Portfolio and other client accounts), and then periodically direct the broker-dealer to pay third party research providers for research. All such uses of CSAs by a subadviser shall be subject to the subadviser's best execution obligations.

   The following table shows the brokerage commissions paid by the Fund (unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2006, 2007 and 2008:

Portfolio                                                 2006       2007       2008
---------                                              ---------- ---------- ----------
Artio International Stock............................. $1,346,353 $1,567,712 $3,922,261
Barclays Capital Aggregate Bond Index.................        N/A        N/A        N/A
BlackRock Aggressive Growth........................... $1,880,096 $1,291,090 $1,006,439
BlackRock Bond Income................................. $   93,080 $  120,828 $  150,918
BlackRock Diversified................................. $  950,269 $  434,745 $  436,819
BlackRock Large Cap Value............................. $  151,463 $  255,197 $  285,403
BlackRock Legacy Large Cap Growth..................... $1,143,600 $  927,195 $  569,712
BlackRock Money Market................................        N/A        N/A        N/A
BlackRock Strategic Value............................. $4,212,769 $3,367,238 $5,128,809
Capital Guardian U.S. Equity.......................... $  282,800 $  359,491 $  372,930
Davis Venture Value................................... $  725,900 $  953,322 $1,453,938
FI Large Cap (a)...................................... $1,058,077 $1,278,487 $1,187,299
FI Mid Cap Opportunities.............................. $2,660,281 $2,041,067 $3,365,973
FI Value Leaders...................................... $1,730,905 $1,196,617 $1,833,557
Loomis Sayles Small Cap Core.......................... $  849,303 $  801,980 $  889,369
Loomis Sayles Small Cap Growth........................ $  258,281 $  261,564 $  311,991
Jennison Growth....................................... $1,567,463 $1,584,449 $1,591,853
Met/Artisan Mid Cap Value............................. $2,106,643 $1,767,049 $1,432,093
Met/Dimensional International Small Company...........        N/A        N/A $  530,632
MetLife Mid Cap Stock Index........................... $   28,570 $   19,079 $   19,522
MetLife Stock Index................................... $   70,948 $   70,208 $  119,854
MFS Total Return...................................... $1,068,245 $1,553,486 $1,133,247
MFS Value (b)......................................... $   51,925 $   53,715 $  418,978
Morgan Stanley EAFE Index............................. $  116,664 $  131,056 $   67,242
Neuberger Berman Mid Cap Value........................ $1,242,026 $2,079,200 $1,709,251
Oppenheimer Global Equity............................. $  826,937 $  386,210 $  312,290
Russell 2000 Index.................................... $   78,324 $  102,242 $   83,057
T. Rowe Price Large Cap Growth........................ $  537,112 $  751,014 $  526,002
T. Rowe Price Small Cap Growth........................ $  339,363 $  228,442 $  287,034
Van Eck Global Natural Resources......................        N/A        N/A $  244,193
Western Asset Management Strategic Bond Opportunities. $   93,986 $  196,214 $  243,418
Western Asset Management U.S. Government.............. $   54,215 $  228,565 $  331,925
Zenith Equity.........................................        N/A        N/A        N/A

(a)$192,892 of the amount shown for 2006, is for the TST FI Large Cap
   Predecessor.

(b)Amounts shown are for the MIST MFS Value Predecessor.

   Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

   For the fiscal year ending December 31, 2008, the following Portfolios paid commissions to brokers because of research services provided: Artio International Stock paid $2,896,362 based on related transactions of $5,727,963,362; Capital Guardian U.S. Equity Portfolio paid $26,740 based on related transactions of $22,211,314; Davis Venture Value paid $81,474 based on related transactions of $85,228,414; Met/Artisan Mid CapValue paid $173,286 based on related transactions of $140,391,704; Jennison Growth paid $359,848 based on related transactions of $376,134,309; Loomis Sayles Small Cap Core paid $317,502 based on related transactions of $531,593,404; MFS Total Return paid $617,358 based on related transactions of $468,387,735; MFS Value paid $194,804 based on related transactions of $176,881,915; Neuberger Berman Mid Cap Value paid $199,068 based on related transactions of $128,501,320; T. Rowe Price Large Cap Growth paid $188,961 based on related transactions of $223,501,736; T. Rowe Price Small Cap Growth paid $17,330 based on related transactions of $8,881,638; and Van Eck Global Natural Resources paid $85,843 based on related transactions of $51,592,790.

   The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

   The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

   A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

   For the fiscal year ended December 31, 2006, BlackRock Aggressive Growth paid $15,604 in brokerage commissions to Merrill Lynch, an affiliated broker. There were no affiliated brokerage transactions for 2007 and 2008.

   For the fiscal year ended December 31, 2006, BlackRock Large Cap Value paid $3,925 in brokerage commissions to Merrill Lynch, an affiliated broker. There were no affiliated brokerage transactions for 2007 and 2008.

   For the fiscal years ended December 31, 2006 and 2007, BlackRock Legacy Large Cap Growth paid $18,650 and $1,056 respectively, in brokerage commissions to Merrill Lynch, an affiliated broker. For the fiscal year ended December 31, 2008, this portfolio paid $8,677 in brokerage commissions to Piper Jaffray, an affiliated broker. For the fiscal year ended December 31, 2008, 1.52 % of the Portfolio's aggregate brokerage commissions were paid to Piper Jaffray and 1.15% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2006 and 2008, BlackRock Strategic Value paid $80,287 and $66,419, respectively, in brokerage commissions to Merrill Lynch and for the fiscal year ended December 31, 2008, paid $6,572 to Piper Jaffray, both affiliated brokers. For the fiscal year ended December 31, 2008, 1.30% of the Portfolio's aggregate brokerage commissions were paid to Merrill Lynch and 0.13% were paid to Piper Jaffray. For the fiscal year ended December 31, 2008, 0.76% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through Merrill Lynch and 0.09% was effected through Piper Jaffray. There were no affiliated broker transactions in 2007.

   For the fiscal years ended December 31, 2006 and 2007, Artio International Stock paid $84 and $20, respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker of the former subadviser to the Portfolio. There were no affiliated brokerage transactions for 2008.

   For the fiscal years ended December 31, 2006 and 2007, FI Large Cap and the TST FI Large Cap Predecessor together paid $4,853 and $4,211, respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker. For the fiscal year ended December 31, 2008, FI Large Cap paid $624 in brokerage commissions to Fidelity Capital Markets (FCMS) and $180 to Fidelity Capital Markets (RealTick), both affiliated brokers. For the fiscal year ended December 31, 2008, 0.052% of the Portfolio's aggregate brokerage commissions were paid to Fidelity Capital Markets (FCMS) and 0.015% to Fidelity Capital Markets (RealTick). For the fiscal year ended December 31, 2008, 0.295% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through Fidelity Capital Markets (FCMS) and 0.074% through Fidelity Capital Markets (RealTime).

   For the fiscal years ended December 31, 2006 and 2007, FI Mid Cap Opportunities paid $21,876 and $4,571 respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker. There were no affiliated brokerage transactions for 2008.

   For the fiscal years ended December 31, 2006 and 2007, FI Value Leaders paid $10,368 and $796, respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker. For the fiscal year ended December 31, 2008, FI Value Leaders paid $1669 in brokerage commissions to Fidelity Capital Markets (FCMS) and $180 to Fidelity Capital Markets (RealTick), both affiliated brokers. For the fiscal year ended December 31, 2008, 0.09% of the Portfolio's aggregate brokerage commissions were paid to Fidelity Capital Markets (FCMS) and 0.074% to Fidelity Capital Markets (RealTick). For the fiscal year ended December 31, 2008, 0.54% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through Fidelity Capital Markets (FCMS) and 0.20% through Fidelity Capital Markets (RealTime).

   For the fiscal years ended December 31, 2006 , 2007 and 2008, Jennison Growth paid a total of $2,150, $796 and $2,080, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2008, 0.14 % of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.11% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2006, 2007 and 2008, Neuberger Berman Mid Cap Value paid a total of $116,808, $211,213 and $91,661, respectively, in brokerage commissions to Lehman Brothers Inc., an affiliated broker. For the fiscal year ended December 31, 2008, 5.56% of the Portfolio's aggregate brokerage commissions were paid to this broker and 6.34% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

Regular Broker-Dealers

   For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2008, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2008 (unless otherwise indicated).

                                                          Aggregate Value of
                                                         Securities of Regular
                                                        Broker-Dealer or Parent
                                                        Held by Portfolio as of
Portfolio                     Regular Broker or Dealer     December 31, 2008
---------                     ------------------------  -----------------------
BlackRock Diversified........  JP Morgan Securities           $1,986,390
BlackRock Large Cap Value....  JP Morgan Securities           $3,121,470
BlackRock Strategic Value....  Jeffries & Co. Inc.            $5,276,915
Capital Guardian U.S. Equity.  JP Morgan Chase & Co.          $7,626,224

                                                                  Aggregate Value of
                                                                 Securities of Regular
                                                                Broker-Dealer or Parent
                                                                Held by Portfolio as of
Portfolio                            Regular Broker or Dealer      December 31, 2008
---------                            -------------------------- -----------------------
                                     T. Rowe Price Group Inc.        $    453,632
                                     Goldman Sachs                   $  6,057,514
                                     Lehman Brothers                 $          0
                                     Wachovia Corporation            $          0
Davis Venture Value................. Merrill Lynch & Co. Inc.        $  5,158,324
                                     Morgan Stanley                  $  2,158,920
                                     Citigroup, Inc.                 $  6,950,708
                                     Goldman Sachs Group, Inc.       $  9,395,139
                                     JP Morgan Chase & Co.           $118,826,701
FI Large Cap........................ Goldman Sachs                   $  1,541,907
FI Value Leaders.................... Bank of America                 $  8,215,737
                                     Citigroup                       $  1,177,420
                                     Goldman Sachs                   $  5,565,309
                                     JP Morgan                       $  5,183,569
Jennison Growth..................... Goldman Sachs Group Inc.        $  5,434,716
                                     JP Morgan Chase & Co.           $          0
                                     Merrill Lynch & Co. Inc.        $          0
Met/Artisan Mid Cap Value........... Franklin Resources, Inc.        $ 31,890,000
                                     Legg Mason, Inc.                $ 41,629,000
                                     Merrill Lynch & Co.             $ 30,264,000
                                     Morgan Stanley                  $ 25,664,000
MetLife Stock Index................. Wachovia                        $  5,440,867
                                     Morgan Stanley                  $  7,741,337
                                     Merrill Lynch &Co., Inc.        $  8,470,021
MFS Total Return.................... Goldman Sachs and Co.           $ 12,903,244
                                     Lehman Brothers                 $        154
                                     Merrill Lynch                   $  4,800,416
                                     Morgan Stanley                  $  2,163,088
                                     JP Morgan Securities            $ 19,722,015
                                     State Street                    $  8,474,042
                                     UBS Securities                  $  1,208,319
                                     Citigroup Global Markets        $    988,360
MFS Value........................... JP Morgan Chase                 $ 10,757,405
                                     Goldman Sachs                   $ 10,547,906
                                     State Street                    $  8,922,404
                                     Merrill Lynch                   $  2,607,476
Morgan Stanley EAFE Index Portfolio. UBS AG                          $  2,667,713
                                     Credit Suisse Group             $  1,847,547
                                     Deutsche Bank AG                $  1,345,018
                                     Barclays, Plc.                  $  1,209,631
Neuberger Berman Mid Cap Value...... Jeffries Group Inc.             $ 10,471,888
                                     Morgan Stanley                  $  6,332,592
Oppenheimer Global Equity........... Societe Generale                $  3,200,468
                                     HSBC Holdings                   $  6,305,532
                                     Credit Suisse Group             $  7,283,513
T. Rowe Price Large Cap Growth...... Goldman Sachs & Company         $  3,139,308

                                                                                           Aggregate Value of
                                                                                          Securities of Regular
                                                                                         Broker-Dealer or Parent
                                                                                         Held by Portfolio as of
Portfolio                                                  Regular Broker or Dealer         December 31, 2008
---------                                              --------------------------------- -----------------------
T. Rowe Price Small Cap Growth Portfolio.............. N/A                                             N/A
Western Asset Management Strategic Bond Opportunities. Aiful Corporation.                      $   455,506
                                                       AIG Sunamerica Global Finance           $ 2,668,791
                                                       American Express Travel                 $ 1,918,128
                                                       Bank of America Corp                    $ 4,338,778
                                                       Turanalem Finance BV                    $ 2,019,808
                                                       Boston Properties LP                    $    50,126
                                                       Citigroup Inc.                          $ 9,507,947
                                                       Capital One Financial Corp              $    49,375
                                                       Credit Suisse First Boston              $   237,110
                                                       General Electric                        $ 3,890,328
                                                       Glitnir Bank                            $    45,010
                                                       General Motors Accept Corp              $18,164,077
                                                       Goldman Sachs                           $ 2,606,294
                                                       HSBC Bank PLC                           $    21,175
                                                       HSBK Europe BV                          $ 1,325,418
                                                       Humana Inc.                             $   435,990
                                                       ICICI Bank Limited                      $ 1,303,044
                                                       JP Morgan Chase                         $ 8,337,018
                                                       KAC Acquisition Company                 $      3.32
                                                       Kaupthing Bank                          $   383,575
                                                       Landsbanki Islands                      $    45,000
                                                       Lehman Brothers                         $       775
                                                       Morgan Stanley                          $ 1,600,052
                                                       Royal BK Scotlnd Capital Trust A        $   591,343
                                                       Resona Bank Limited                     $   390,175
                                                       RSHB Captl (Russ Ag Bk)                 $   340,888
                                                       Banco Santander                         $ 1,063,682
                                                       Istar Financial Inc.                    $    16,608
                                                       Shinsei Fin Cayman Ltd.                 $   261,981
                                                       SLM Corp                                $ 3,586,817
                                                       Suntrust Capital                        $   459,369
                                                       Travelers Cos Inc.                      $ 2,963,135
                                                       Wachovia Corporation                    $ 2,965,040
                                                       Wells Fargo                             $ 4,231,720
                                                       Wellpoint Inc.                          $   118,657
Western Asset Management U.S. Government Portfolio.... General Electric Cap Corp               $17,088,775

Portfolio Turnover

   The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

   The Fund, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

   The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Met/Artisan Mid CapValue, Jennison Growth, Loomis Sayles Small Cap Core, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

   On May 1, 2006, FI Large Cap succeeded to the operations of the TST FI Large Cap Predecessor, a former series of the Travelers Series Trust ("TST"), which is a Massachusetts business trust. On April 28, 2008, MFS Value succeeded to the operations of the MIST MFS Value Predecessor, a former series of MIST, which is a Massachusetts business trust. On May 1, 2006, the MIST MFS Value Predecessor succeeded to the operations of the TST MFS Predecessor, a former series of TST.

   Each Portfolio is classified under the 1940 Act as "diversified" except Van Eck Global Natural Resources and each Asset Allocation Portfolio, which are non-diversified.

   Subject to each class's expenses, each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

   Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

   MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

   As of March 31, 2009, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2008, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Involuntary Redemption

   If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

Voting Rights

   Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. An individual Portfolio may hold a separate vote, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

   Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

   Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and
(c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

   Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. In particular, because insurance companies, through their separate accounts, and qualified retirement plans will be the only shareholders of a Portfolio, no attempt is made here to describe all of the tax aspects of an investment in a Portfolio to such shareholders. Rather, the discussion deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Code, the tax consequences of certain investments that may be made by the Portfolios and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect.

   The discussion below generally is based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the applicable Code rules. For information concerning the federal tax consequences to a holder of a variable contract, please refer to the prospectus for the particular contract.

   Each of the Portfolios intends to elect to be treated and qualify each year for treatment as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in

"qualified publicly traded partnerships ("QPTPs"); (b) diversify its holdings so that, at the end of each quarter of a Portfolio's taxable year (i) at least 50% of the market value of the Portfolio's assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer to not more than 10% of the outstanding voting securities of such issuer and 5% of the value of the Portfolio's total assets, and (ii) not more than 25% of the value of the Portfolio's assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

   In general, for purposes of the 90% gross income requirement described in
(a) above, income derived by a Portfolio from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Portfolio. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for federal income tax purposes and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

   The 90% of gross income requirement described in (a) above will significantly limit the ability of the Portfolios to invest directly in natural resources, precious metals and commodities, and in certain financial instruments with respect to such assets.

   For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to issuer identification for a particular type of investment may adversely affect a Portfolio's ability to meet the diversification test in (b) above. Also for purposes of the diversification requirements in (b) above, outstanding voting securities of an issuer will include the equity securities of a QPTP.

   Assuming that it qualifies for treatment as a RIC, a Portfolio will not be subject to federal income tax on income and gains that it distributes to its shareholders in a timely manner in the form of dividends. If a Portfolio were to fail to qualify for treatment as a RIC in any taxable year, (1) the Portfolio would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of
Section 817(h) of the Code, as described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, all distributions from earnings and profits of the Portfolio, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income, and the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

   Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio generally intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

   A Portfolio's transactions in exchange traded notes, options, futures contracts, forward contracts, swap agreements, straddles foreign currencies and derivatives, as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including mark-to-market, notional principal contract, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions by the Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules

(which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Portfolio-level tax.

   A Portfolios' transactions in certain derivatives or other hedging or related transactions or transactions, if any, in foreign currencies or foreign currency-denominated instruments may produce a difference between its book income and its taxable income. If a Portfolio's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

   Income received by a Portfolio from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. These taxes could reduce the investment performance of such Portfolio. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

   Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could potentially subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the PFICs or on proceeds received from dispositions of shares in the PFICs. This tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, a Portfolio may make an election to mark the gains (and to a limited extent the losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Portfolio. Such gains and losses are treated as ordinary income and loss. A Portfolio may also in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF" election), in which case the Portfolio will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the Portfolio receives any distribution from the PFIC.

   The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including at times when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect a Portfolio's total return.

   A Portfolio may invest in REITs. Investments in REIT equity securities may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities (including at times when it is not advantageous to do so) that it otherwise would have continued to hold.

   A Portfolio may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio's income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to an equity interest in a TMP or a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio's excess inclusion income, as described below.

   In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(K) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

   A Portfolio's investments, if any, in debt securities issued at a discount and certain other obligations, as well as investments in securities purchased at a discount, may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities that it otherwise would have continued to hold.

   A Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether the Portfolio should recognize market discount on a debt obligation and, if so, the amount of market discount the Portfolio should recognize, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Portfolio when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

   Each Portfolio intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, the regulations are applicable to the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio to satisfy the
Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would likely require a payment to the IRS based on the tax contract holders could have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

   The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of such contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Among other things, most (although not necessarily all) of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS rulings, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributed to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to-strategies such as those reflected in the Portfolios. The IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

   Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of an insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

                                TRANSFER AGENT

   The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                             FINANCIAL STATEMENTS

   The financial statements of each Portfolio, including any notes thereto, and the related reports of the independent registered public accounting firm for such Portfolios appearing in the Portfolios' Annual Reports as filed with the SEC on March 5, 2009 (SEC Accession No. 0001193125-09-045918 ) are incorporated herein by reference.

                                INDEX SPONSORS

   The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

   With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the
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(INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY
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SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan
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   With respect to Frank Russell Company, the Russell 2000 Index Portfolio is
not promoted, sponsored or endorsed by, nor in any way affiliated with Frank
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reviewed the Portfolio nor any associated literature or publications and Frank
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their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell/TM/ is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                 APPENDIX A -- DESCRIPTION OF SECURITY RATINGS

Moody's Investors Service, Inc.

   Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                                      Aaa

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

                                      Aa

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

                                       A

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

                                      Baa

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

                                      Ba

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

                                       B

Obligations rated "B" are considered speculative and are subject to high credit risk.

                                      Caa

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

                                      Ca

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

                                       C

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

                                      P-2

Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

                                      P-3

Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

                                      NP

Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated "P-1" or "P-2" have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

   Limitations to Uses of Ratings

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Standard & Poor's Ratings Group

   Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

   . Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   .   Nature of and provisions of the obligation;

   . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

                                      AAA

An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                                      AA

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                                       A

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                      BBB

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                             BB, B, CCC, CC, and C

Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                      BB

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                       B

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      CCC

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                      CC

An obligation rated "CC" is currently highly vulnerable to nonpayment.

                                       C

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

                                       D

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

                             Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                      NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Short-Term Issue Credit Ratings

                                      A-1

A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                                      A-2

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                      A-3

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                       B

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                      B-1

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

                                      B-2

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

                                      B-3

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

                                       C

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                                       D

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure . The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, "AAA/A-1+"). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, "SP-1+/A-1+").

Active Qualifiers (Currently applied and/or outstanding)

                                       i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

                                       L

Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

                                       p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

                                      pi

Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

                                      pr

The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                                  preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

   . Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

                                       t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

                                  unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

                                       *

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

                                       c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

                                       q

A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

                                       r

The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch, Inc.

   Long-Term Credit Ratings

Ratings of individual securities or financial obligations of a corporate or sovereign issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The relationship between issuer and obligation scale assumes an historical average recovery of between 30%-50% on the obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating. The difference between issuer and obligation rating reflects expectations of the recovery prospects for each class of obligation, relative to this implied historical average of 30%-50%. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

   Investment Grade

                                      AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

Very high credit quality. "AA" ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

   Speculative Grade

                                      BB

Speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

                                       B

Highly speculative. "B" ratings indicate that material credit risk is present+.

                                      CCC

Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present+.

                                      CC

Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk+.

                                       C

Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk+.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" rating category, or to ratings in the categories below "B".

+ Table of the Relationship between Performing and Non-performing Corporate Obligations in Low Speculative Grade.

Obligation Rating                 Performing Obligation                               Non-performing Obligation
-----------------  ----------------------------------------------------- -----------------------------------------------------
  B Category       Default risk is commensurate with an Issuer Default   The obligation or issuer is in default, or has
                   Rating ("IDR") in the ranges "BB" to "C". For         deferred payment, but the rated obligation is
                   issuers with an IDR below "B", the overall credit     expected to have extremely high recovery rates
                   risk of this obligation is moderated by the expected  consistent with a Recovery Rating of "RR1".
                   level of recoveries should a default occur.

                   For issuers with an IDR above "B", the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

  CCC Category                                                           The obligation or issuer is in default, or has
                   Default risk is commensurate with an IDR in the       deferred payment, but the rated obligation is
                   ranges "B" to "C".                                    expected to have a superior recovery rate consistent
                                                                         with a Recovery Rating of "RR2".
                   For issuers with an IDR below "CCC", the overall
                   credit risk of this obligation is moderated by the
                   expected level of recoveries should a default occur.

                   For issuers with an IDR above "CCC", the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

  CC Category                                                            The obligation or issuer is in default, or has
                   Default risk is commensurate with an IDR in the       deferred payment, but the rated obligation is
                   ranges "B" to "C".                                    expected to have a good recovery rate consistent
                                                                         with a Recovery Rating of "RR3".
                   For issuers with an IDR below "CC", the overall
                   credit risk of this obligation is moderated by the
                   expected level of recoveries should a default occur.

                   For issuers with an IDR above "CC", the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.

  C Category                                                             The obligation or issuer is in default, or has
                   Default risk is commensurate with an IDR in the       deferred payment, and the rated obligation is
                   ranges "B" to "C".                                    expected to have an average, below-average or poor
                                                                         recovery rate consistent with a Recovery Rating of
                   The overall credit risk of this obligation is         "RR4", "RR5" or "RR6".
                   exacerbated by the expected low level of recoveries
                   should a default occur.

   Short-Term Credit Ratings

   Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

                     F1: Highest short-term credit quality

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                      F2: Good short-term credit quality

Good intrinsic capacity for timely payment of financial commitments.

                      F3: Fair short-term credit quality

The intrinsic capacity for timely payment of financial commitments is adequate.

                   B: Speculative short-term credit quality

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

                        C: High short-term default risk

Default is a real possibility.

                            RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

                                  D: Default

Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

            APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                      A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                                      A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial comm77itment on the obligation.

Moody's Investors Service, Inc.

                                      P-1

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information

                                   May 1, 2009


                                     Portfolios



Met/AIM Small Cap Growth Portfolio                              Lord Abbett Mid Cap Value Portfolio
Batterymarch Growth and Income Portfolio                        MFS(R) Emerging Markets Equity Portfolio
BlackRock High Yield Portfolio                                  MFS(R) Research International Portfolio
BlackRock Large Cap Core Portfolio                              Oppenheimer Capital Appreciation Portfolio
Clarion Global Real Estate Portfolio                            PIMCO Inflation Protected Bond Portfolio
Dreman Small Cap Value Portfolio                                PIMCO Total Return Portfolio
Met/Franklin Income Portfolio                                   Pioneer Fund Portfolio
Met/Franklin Mutual Shares Portfolio                            Pioneer Strategic Income Portfolio
Goldman Sachs Mid Cap Value Portfolio                           RCM Technology Portfolio
Harris Oakmark International Portfolio                          Rainier Large Cap Equity Portfolio
Janus Forty Portfolio                                           T. Rowe Price Mid Cap Growth Portfolio
Lazard Mid Cap Portfolio                                        Met/Templeton Growth Portfolio
Legg Mason Partners Aggressive Growth Portfolio                 Met/Templeton International Bond Portfolio
Legg Mason Value Equity Portfolio                               Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio                          Turner Mid Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                            Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio                         Van Kampen Mid Cap Growth Portfolio


                                          Asset Allocation Portfolios

                                   American Funds Balanced Allocation Portfolio
                                   American Funds Growth Allocation Portfolio
                                   American Funds Moderate Allocation Portfolio
                                   MetLife Aggressive Strategy Portfolio
                                   MetLife Balanced Strategy Portfolio
                                   MetLife Defensive Strategy Portfolio
                                   MetLife Growth Strategy Portfolio
                                   MetLife Moderate Strategy Portfolio
                                   Met/Franklin Templeton Founding Strategy Portfolio



         This Statement of Additional Information provides supplementary information pertaining to shares of 43 investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2009 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.

         The Portfolios listed under the heading Asset Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2008, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 5, 2009 (File No. 811-10183), are incorporated by reference and made part of this document.

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                                      TABLE OF CONTENTS


                                                                                                                 Page

INVESTMENT STRATEGIES AND RISKS...................................................................................5
         Asset-Backed Securities..................................................................................5
         Bonds....................................................................................................6
         Brady Bonds..............................................................................................7
         Collateralized Debt Obligations (CDOs)...................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Credit Linked Notes (CLNs)..............................................................................10
         Depositary Receipts.....................................................................................10
         Dollar Rolls............................................................................................10
         Event-Linked Bonds......................................................................................11
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery Securities........................................18
         High Yield Debt Securities..............................................................................18
         Hybrid Instruments......................................................................................19
         Illiquid Securities or Non-Publicly Traded Securities...................................................19
         Inflation-Indexed Bonds.................................................................................20
         Indexed Securities......................................................................................21
         Interest Rate Transactions..............................................................................21
         Investment Grade Corporate Debt Securities..............................................................23
         Loans and Other Direct Indebtedness.....................................................................23
         Money Market Securities.................................................................................25
         Mortgage-Backed Securities..............................................................................26
         Mortgage Dollar Roll Transactions.......................................................................29
         Municipal Fixed Income Securities.......................................................................29
         Options and Futures Strategies..........................................................................30
         Other Investment Companies..............................................................................35
         Portfolio Turnover......................................................................................37
         Preferred Stocks........................................................................................37
         Real Estate Investments.................................................................................38
         Recent Events...........................................................................................38
         Repurchase Agreements...................................................................................39
         Reverse Repurchase Agreements...........................................................................40
         Rights and Warrants.....................................................................................40
         Securities Loans........................................................................................41
         Short Sales.............................................................................................42
         Structured Notes........................................................................................42
         Swaps...................................................................................................43
         U.S. Government Securities..............................................................................44
         Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (PIK) Bonds..............................44

INVESTMENT RESTRICTIONS..........................................................................................45
         Fundamental Policies....................................................................................45
         Non-Fundamental Policies................................................................................46
         Operating Policies......................................................................................47


PERFORMANCE INFORMATION..........................................................................................49
         Total Return............................................................................................49
         Yield...................................................................................................50
         Non-Standardized Performance............................................................................51

PORTFOLIO TRANSACTIONS...........................................................................................51

MANAGEMENT OF THE TRUST..........................................................................................56
         Trustees and Officers...................................................................................56
         Committees of the Board.................................................................................61
         Compensation of the Trustees............................................................................61
         Indemnification of Trustees and Officers................................................................62
         Trustees' and Officers' Share Ownership.................................................................63
         Proxy Voting Policies and Procedures....................................................................63
         Proxy Voting Records....................................................................................63
         Portfolio Holdings Disclosure Policy....................................................................63

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................65
         The Manager.............................................................................................65
         The Advisers............................................................................................78
         Portfolio Management....................................................................................82
         The Administrator.......................................................................................82
         The Distributor.........................................................................................82
         Code of Ethics..........................................................................................87
         Custodian...............................................................................................87
         Transfer Agent..........................................................................................87
         Legal Matters...........................................................................................87
         Registered Independent Public Accounting Firm...........................................................88

REDEMPTION OF SHARES.............................................................................................88

NET ASSET VALUE..................................................................................................88

FEDERAL INCOME TAXES.............................................................................................89

ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................94

FINANCIAL STATEMENTS.............................................................................................96

APPENDIX A - Summary of Investment Strategies...................................................................A-1

APPENDIX B - Securities Ratings.................................................................................B-1

APPENDIX C - Proxy Voting Policies and Procedures..............................................................C- 1

APPENDIX D - Portfolio Manager Disclosure.......................................................................D-1



                          INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. In addition to the Portfolios' principal investment strategies discussed in the Prospectus, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, other than an Allocation Portfolio, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions as set forth in the Prospectus or this SAI.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds"), as applicable (collectively, the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2009 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

     Asset-Backed Securities.

         As indicated in Appendix A, certain Portfolios may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Bonds.

         As indicated in Appendix A, certain Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

         Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio's Adviser would consider such events in the determining whether the Portfolio should continue to hold it.

     Brady Bonds.

         As indicated in Appendix A, certain Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Collateralized Debt Obligations (CDOs).

         As indicated in Appendix A, certain Portfolios may invest in CDOs. A Portfolio may invest in CDOs, including collateralized bond obligations ("CBOs") and collateralized loan obligations ("CLOs") as well as other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For CDOs, CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO, CBO or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO, CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Convertible Securities.

         As indicated in Appendix A, certain Portfolios may invest in convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit Default Swaps.

         As indicated in Appendix A, certain Portfolios may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

         Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio's exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or "earmarking" will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or "earmarking" will not limit the Portfolio's exposure to loss.

     Credit Linked Notes (CLNs).

         As indicated in Appendix A, certain Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the
Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the
Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

     Depositary Receipts.

         As indicated in Appendix A, certain Portfolios may invest in depositary receipts. A Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. ADRs, GDRs and EDRs, like other depositary receipts, are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

         Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Dollar Rolls.

         As indicated in Appendix A, certain Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

     Event-Linked Bonds.

         As indicated in Appendix A, certain Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     Floaters.

         As indicated in Appendix A, certain Portfolios may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

     Foreign Currency Transactions.

         As indicated in Appendix A, certain Portfolios may engage in foreign currency transactions.

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

         Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     Foreign Securities.

         As indicated in Appendix A, certain Portfolios may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

     Forward Commitments, When-Issued and Delayed Delivery Securities

         As indicated in Appendix A, certain Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

     High Yield Debt Securities.

         As indicated in Attachment A, certain Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's"), BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") or BB or B by Fitch Ratings ("Fitch") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Hybrid Instruments.

         As indicated in Appendix A, certain Portfolios may invest in hybrid instruments. Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

     Illiquid Securities or Non-Publicly Traded Securities.

         As indicated in Appendix A, certain Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board of Trustees or its delegates will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

         Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio's limit on the purchase of illiquid securities, unless the Board of Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Inflation-Indexed Bonds.

         As set forth in Appendix A, certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Indexed Securities.

         As indicated in Appendix A, certain Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

     Interest Rate Transactions.

         As indicated in Appendix A, certain Portfolios may engage in interest rate transactions. Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Except as described in "Investment Restrictions - Operating Policies," a Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's, Moody's or Fitch or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see Appendix B. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Investment Grade Corporate Debt Securities.

         As indicated in Appendix A, certain Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix B for a description of the various securities ratings.

         Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its Adviser to evaluate potential investments. Among the factors that a Portfolio's Adviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends.

     Loans and Other Direct Indebtedness.

         As indicated in Appendix A, certain Portfolios may invest in loans and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or upon demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Adviser or with the Trust's custodian on a daily basis, of cash or other liquid securities in an amount equal to or greater than an amount sufficient to meet such commitments.

         Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of good or services. These claims may also be purchased at a time when the company is in default.

         A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments.

         Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.


     Money Market Securities.

         As indicated in Appendix A, the Portfolios may invest in money market securities. Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's, "Prime-1" by Moody's or "F1" by Fitch, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.

         The following Portfolios may invest in money market instruments rated "A-3" by Standard & Poor's, "Prime-3" by Moody's and "F3" by Fitch.

o        Dreman Small Cap
o        Harris Oakmark International
o        Janus Forty
o        Legg Mason Partners Aggressive Growth
o        Loomis Sayles Global Markets
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o Goldman Sachs Mid Cap Value may invest in money market instruments rated "A-2" by Standard & Poor's, "Prime-2" by Moody's and "F2" by Fitch.
o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions.
o Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a "Caa" by Moody's, a "CCC" by Standard & Poor's or a "CCC" rating by Fitch, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.
o Met/Templeton International Bond generally will only invest in money market instruments rated "Prime-1" or "Prime-2" by Moody's, "A-1" or "A-2" by Standard & Poor's or "F1" by Fitch or issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's, "AAA" or "AA" by Standard & Poor's or "AAA" or "AA" by Fitch.

     Mortgage-Backed Securities.

         As indicated in Appendix A, certain Portfolios may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

         It is possible that the availability and marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guarantee obligations, associated with its mortgage-backed securities. It is unclear what, if any, effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower's credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Mortgage Dollar Roll Transactions.

         As indicated in Appendix A, certain Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

     Municipal Fixed Income Securities.

         As indicated in Appendix A, certain Portfolios may invest in municipal fixed income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's Adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's Adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

     Options and Futures Strategies.

         As indicated in Appendix A, the Portfolio may engage in options and futures strategies. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marche a Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission (the "SEC") considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

     Other Investment Companies.

         As indicated in Appendix A, certain Portfolios may invest in the securities of other investment companies. Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" or "PFIC" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation - T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.

         The T. Rowe Price Mid Cap Growth Portfolio may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The T. Rowe Price Mid Cap Growth Portfolio does not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The T. Rowe Price Mid Cap Growth Portfolio will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

         Exchange-traded funds are unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the NYSE Euronext). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the NYSE Euronext. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the NYSE Euronext and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iSharesSM on the NYSE Euronext. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE Euronext necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

     Portfolio Turnover

         The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.



---------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      Portfolio
-------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Over 100%                                       PIMCO Inflation Protected Bond and PIMCO Total Return
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Under 200%                                      Batterymarch Growth and Income and Turner Mid Cap Growth
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Under 300%                                      RCM Technology
---------------------------------------------------------------------------------------------------------------------


     Preferred Stocks

         As indicated in Appendix A, certain Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


     Real Estate Investments.

         As indicated in Appendix A, certain Portfolios may make investments related to real estate ("Real Estate Investments") including real estate investment trusts ("REITs") and real estate operating companies ("REOCs").

         Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


         REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio's REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

     Recent Events.

         The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

         The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives.

         Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Manager and Advisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that they will be successful in doing so.

     Repurchase Agreements.

         As indicated in Appendix A, the Portfolios may enter into repurchase agreements. Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

         Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

         Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered broker-dealers, U.S. government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

         If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

     Reverse Repurchase Agreements.

         As indicated in Appendix A, certain Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

           Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Rights and Warrants.

         As indicated in Appendix A, certain Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

     Securities Loans.

         As indicated in Appendix A, the Portfolios may make loans of portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, such as money market fund securities.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on one standard settlement period's notice or, in connection with securities traded on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     Short Sales.

         As indicated in Appendix A, certain Portfolios may enter into short sales. A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         Certain Portfolios as indicated in Appendix A may make also short sales of a security they do not own. These short sales are referred to as "naked" short sales. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

     Structured Notes.

         As indicated in Appendix A, certain Portfolios may invest in structured notes which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. See "Other Investment Companies" above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

     Swaps.

         As indicated in Appendix A, certain Portfolios may invest in swap contracts which are derivatives in the form of a contract or other similar instrument. Swap contracts involve an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into over-the-counter swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities.

         As indicated in Appendix A, the Portfolios may invest in U.S. government securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

     Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (PIK) Bonds.

         As indicated in Appendix A, certain Portfolios may invest in zero coupon, deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                          INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation, Met/Franklin Templeton Founding Strategy, Janus Forty, Legg Mason Value Equity, Met/Templeton International Bond, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy and MetLife Moderate Strategy Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Clarion Global Real Estate may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Clarion Global Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

          (1)  Purchase  securities on margin,  except that each  Portfolio may:
               (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

          (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

          (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

          (4) Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

     Operating Policies

         Inverse Floating Rate Securities

         The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

     Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. With the exception of Met/Templeton International Bond Portfolio, a Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Although it has no current intention to do so, the Met/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITs.

     Foreign Currency Transactions


         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's Adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Templeton International Bond Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Templeton International Bond Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.


     Swaps

         With respect to swaps, a Portfolio, other than the PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond and Met/Templeton International Bond Portfolios, will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's, Moody's or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser. With respect to Met/Templeton International Bond Portfolio, the unsecured debt of the counterparty must be rated at least BBB or its equivalent by Standard & Poor's, Moody's or Fitch. With respect to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios, the Portfolios do not currently intend to engage in transactions with counterparties whose unsecured debt is less than BBB or its equivalent.

     Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.

     80% Investment Policy

         Under normal circumstances, each of the following Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


o        Met/AIM Small Cap Growth                              o        PIMCO Inflation Protected Bond
o        BlackRock High Yield                                  o        Pioneer Strategic Income
o        BlackRock Large Cap Core                              o        RCM Technology
o        Clarion Global Real Estate                            o        Rainier Large Cap Equity
o        Dreman Small Cap Value                                o        T. Rowe Price Mid Cap Growth
o        Goldman Sachs Mid Cap Value                           o        Third Avenue Small Cap Value
o        Lazard Mid Cap                                        o        Turner Mid Cap Growth
o        Legg Mason Value Equity                               o        Met/Templeton International Bond
o        Lord Abbett Bond Debenture                            o        Van Kampen Comstock
o        Lord Abbett Mid Cap Value                             o        Van Kampen Mid Cap Growth
o        MFS(R) Emerging Markets Equity


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality); change in market capitalization of a security; change in the percentage of Portfolio assets invested in certain securities or other instruments; or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations; or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the applicable Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

                  Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
        ERV =     Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year
                  (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

     Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, the Clarion Real Estate Portfolio's, the Met/Franklin Income Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Pioneer Strategic Income Portfolio's and the Met/Templeton International Bond Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Clarion Real Estate, Met/Franklin Income, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton International Bond Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                         YIELD = 2[(a-b+1)(6)-1]
                                     cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

         For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

     Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                           PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         Certain Advisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements ("CSAs"). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute a majority of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.



        ---------------------------------------------- ------------------ ----------------- ------------------
            Portfolio                              12/31/08           12/31/07          12/31/06
            ---------                               --------           --------          --------
Met/AIM Small Cap Growth                            $701,488            $670,477          $752,792
Batterymarch Growth and Income                       273,752             395,847           338,099(1)
BlackRock High Yield                                   1,160                 722              ---
BlackRock Large Cap Core                             666,347             450,849            34,632
Clarion Global Real Estate                         2,682,363           3,160,080         1,957,452
Dreman Small Cap Value                               364,449             419,504           225,365
Met/Franklin Income(3)                                36,847               N/A               N/A
Met/Franklin Mutual Shares(3)                        100,208               N/A               N/A
Goldman Sachs Mid Cap Value                          821,797             806,159           474,565
Harris Oakmark International                       1,870,153           3,457,484         2,564,108
Janus Forty                                        1,089,729             638,351           741,365
Lazard Mid Cap                                     2,212,004           1,397,929           868,654
Legg Mason Partners Aggressive                       230,456             190,012         1,269,392
   Growth
Legg Mason Value Equity                            1,306,113             903,517           908,723
Loomis Sayles Global Markets                       2,616,029           1,739,052         653,128(1)
Lord Abbett Bond Debenture                            20,738              27,449            19,206
Lord Abbett Growth and Income                      3,666,025           3,154,129         1,932,766
Lord Abbett Mid Cap Value                            263,047             253,538           210,624
MFS(R) Emerging Markets Equity                     2,980,912           2,573,676         1,201,288(1)
MFS(R) Research International                      4,869,761           3,630,570         3,723,719
Oppenheimer Capital Appreciation                   1,374,383           1,256,171         1,081,501
PIMCO Inflation Protected Bond                       146,816             135,536            74,103
PIMCO Total Return                                   830,627           1,672,085           527,556
Pioneer Fund                                          16,130              10,526            21,319
Pioneer Strategic Income                                  64                 0                   7
RCM Technology                                       659,479           1,529,519         2,204,387
Rainier Large Cap Equity                           1,144,165             493,321(2)        N/A
T. Rowe Price Mid Cap Growth                         568,466             582,981           606,323
Met/Templeton Growth(3)                               65,196             0                 0
Third Avenue Small Cap Value                       2,684,031           2,557,402         1,229,269
Turner Mid Cap Growth                              1,054,773             748,101           817,623
Van Kampen Comstock                                1,842,526             762,918           684,178
Van Kampen Mid Cap Growth                             77,954             101,693           131,183
MetLife Aggressive Strategy                          0                      0                 0
MetLife Balanced Strategy                            0                      0                 0
MetLife Defensive Strategy                           0                      0                 0
MetLife Growth Strategy                              0                      0                 0
MetLife Moderate Strategy                            0                      0                 0
American Funds Balanced                              0(3)                  N/A               N/A
   Allocation
American Funds Growth Allocation                     0(3)                  N/A               N/A
American Funds Moderate                              0(3)                  N/A               N/A
   Allocation
Met/Franklin Templeton Founding                      0(3)                  N/A               N/A
   Strategy
--------------------------------------------------------------------------------------------------------------
----------------------


(1) For the period 5/1/06 through 12/31/06. (2) For the period 11/1/07 through 12/31/07. (3) For the period 5/1/08 through 12/31/08.



         In 2008, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:
---------------------------------- ------------------- ------------------------ ----------------- -----------------------

                                                         Aggregate Brokerage     Percentage of          Percentage
                                                        Commissions Paid to     Total Brokerage      of Commissionable
                                       Affiliated             Affiliate           Commissions          Transactions
            Portfolio                Broker-Dealer

Goldman Sachs Mid              Goldman Sachs & Co.            $7,780              0.95%                   1.12%
   Cap Value
Clarion Global Real            Lehman Brothers, Inc.        $218,607              17.84%                 18.47%
   Estate*
Clarion Global Real            Neuberger Berman LLC             $140              0.01%                   0.01%
   Estate*
Third Avenue Small Cap         M.J. Whitman LLC           $1,712,069             63.79%                  65.14%
   Value
Van Kampen Mid Cap             Morgan Stanley & Co.           $3,129              4.01%                   1.97%
   Growth
Van Kampen Comstock            Morgan Stanley & Co.           $8,454              0.46%                   0.02%
------------------------------------------------------------------------------------------------------------------------

* For the period January 1, 2008 to April 27, 2008, the Portfolio paid brokerage commissions to affiliated brokers/dealers for the Portfolio's prior Adviser Neuberger Berman Asset Management, Inc.





                        MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

  The Trustees




         The Trustees
                                                                                         Number
                                                                                          of
                                               Term of                                 Portfolios
                                                Office                                     in
                                                 and                                  Fund Complex+       Other
                              Position(s)     Length of                                 overseen      Directorships
                              Held with         Time           Principal Occupation        b             Held By
      Name and Age            Registrant       Served          During Past 5 Years       Trustee         Trustee
      -------------           ----------      --------         -------------------   -------------    -------------
Interested Trustees

Elizabeth M. Forget*        President and   Indefinite;    Since May 2007, Senior Vice        84          Director,
 (42)                       Trustee         From           President, MetLife, Inc.; since                Metropolitan Series
                                            December       December 2000, President of Met                Fund, Inc. since
                                            2000 to        Investors Advisory, LLC; since                 August, 2006.
                                            present        May 2006, President of MetLife
                                                           Advisers LLC; from
                                                           December 2003 to April
                                                           2007, Vice President,
                                                           MetLife, Inc.



Disinterested Trustees

Dawn M. Vroegop             Trustee         Indefinite;    From September 1999 to September   48           None
(42)                                        From           2003, Managing Director,
                                            December       Dresdner RCM Global Investors.
                                            2000 to
                                            present


Stephen M. Alderman         Trustee         Indefinite;    Since November 1991,               48           None
(49)                                        From           Shareholder in the law firm of
                                            December       Garfield and Merel, Ltd.
                                            2000 to
                                            present


Jack R. Borsting  (80)      Trustee        Indefinite;     Since 2006, Professor and Dean     48           Director, Los
                                           From            Emeritus, Marshall School of                    Angeles Orthopedic
                                           December        Business, University of Southern                Hospital, Trustee,
                                           2000 to         California (USC); from 2001 to                  The Rose Hills
                                           present         2005, Professor of Business                     Foundation.  Member,
                                                           Administration and Dean Emeritus;               Army Science Board.
                                                           from 1995-2001 Executive Director,
                                                           Center for Telecommunications
                                                           Management.

Daniel A. Doyle  (50)      Trustee        Indefinite;      Since October 2000, Vice President 48           Director, Wisconsin
                                          From             and Chief Financial Officer of ATC              Sports Development
                                          February         Management, Inc. (public utility).              Corporation
                                          2007 to
                                          present


Susan C. Gause (56)        Trustee        Indefinite;      From 2000 to December 2002, Chief  48           None
                                          From March       Executive Officer of Dresdner RCM
                                          2008 to          Global Investors (purchased by
                                          present          Allianz Asset Management in
                                                           2001).


Robert Boulware (52)      Trustee         Indefinite;  Since 2004, Director of Norwood    48            Director of Gainsco,
                                          From March   Promotional Products, Inc.; since                Inc., Norwood
                                          2008 to      2005, Director of Gainsco, Inc.                  Promotional Products,
                                          present      (auto insurance); since 2007,                    Inc., Wealthpoint
                                                       Director of Wealthpoint Advisors                 Advisors and Holladay
                                                       (a business development company)                 Bank.
                                                       and Holladay Bank; from 1992-2006,
                                                       President and Chief Executive
                                                       Officer of ING Fund Distributor,
                                                       LLC.





The Executive Officers

                                              Term of
                                             Office and
                              Position(s)    Length of
                              Held with        Time            Principal Occupation(s)
       Name and Age           Registrant      Served            During Past 5 Years
       -------------           ----------   -----------         -------------------

Jeffrey L. Bernier            Vice          From          Since December 2007, Vice
(37)                          President     February      President, Metropolitan Life
                                            2009 to       Insurance Company; since 2008
                                            present       Senior Vice President of
                                                          MetLife Advisers LLC
                                                          and Met Investors
                                                          Advisory, LLC; from
                                                          July 2004 to January
                                                          2007, Director and
                                                          Senior Investment
                                                          Analyst of Investment
                                                          Management Services
                                                          for John Hancock
                                                          Financial Services.

Jeffrey A. Tupper           Chief           From August   Since October 2006, Assistant
(38)                       Financial        2002 to       Vice President, MetLife Group,


                            Officer,        present       Inc.  Since February 2001,
                            Treasurer                     Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell          Executive       From August   Since December 2005, Executive
(55)                        Vice            2002 to       Vice President, MetLife, Inc.;
                            President       present       since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory, LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson          Vice          From            Since June 2001, President or
(66)                       President      December        Executive Vice President of
                             and          2000 to
                           Secretary      present         MetLife Investors Distribution
                                                          Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.

Jeffrey P. Halperin       Chief         From November     Since March 2006, Vice President,
                          Compliance    2006 to           Corporate Ethics and Compliance
(41)                      Officer       present           Department, MetLife, Inc.; from
                                                          October 2002 to March
                                                          2006, Assistant Vice
                                                          President; from November
                                                          2005 to August 2006,
                                                          Interim Chief Compliance
                                                          Officer, Met Investors
                                                          Series Trust; since
                                                          April 2007, Chief
                                                          Compliance Officer,
                                                          Metropolitan Series
                                                          Funds; from August 2006
                                                          to April 2007, Interim
                                                          Chief Compliance
                                                          Officer, Metropolitan
                                                          Series Funds; since
                                                          August 2006, Chief
                                                          Compliance Officer, Met
                                                          Investors Advisory, LLC
                                                          and MetLife Advisers,
                                                          LLC; since November
                                                          2006, Chief Compliance
                                                          Officer, MetLife
                                                          Investment Advisors
                                                          Company, LLC.

Francine Hayes             Assistant     From             Since 2004, Vice President and
State Street Bank and      Secretary     November         Counsel, State Street Bank and
Trust Company                            2008 to          Trust Company; from 2001 to 2004,
Company                                  present          Assistant Vice President and
One Lincoln Street                                        Counsel, State Street Bank and
Boston, MA 02111                                          Trust Company.

 (47)

William C. Cox              Assistant     From November   Since 1997, Vice President and
State Street Bank           Treasurer     2004 to         Senior Director, Fund
 and Trust                                present         Administration Division, State
Company                                                   Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111
 (42)

----------------------

+ The Fund Complex  includes the Trust (48 portfolios) and  Metropolitan  Series
Fund, Inc. (36 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.


NEW CHART

    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

         The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2008.

         The Trust has two Investment Performance Committees consisting of all the Disinterested Trustees. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Advisers to those Portfolios. Each Investment Performance Committee was organized as a separate committee in February, 2009.

         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier, Kristi Slavin and Peter Duffy and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin or Mr. Duffy from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held thirty-six meetings during the fiscal year ended December 31, 2008.

                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $105,000 ($26,250 per quarter) plus (i) an additional fee of $10,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $10,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Committee each receive a supplemental annual retainer of $25,000, $15,000, $15,000 and $15,000 respectively.

         As of December 31, 2008, a deferred compensation arrangement for the benefit of the Disinterested Trustees has been adopted by the Trust. Under the deferred compensation arrangement, each Disinterested Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2008.

---------------------------------------------- --------------------------------
                                                              Total Compensation
                                                              From Fund Complex+
                                          Aggregate           Paid
                                          Compensation from   to
Trustee                                   Trust               Trustee
-------                                   ----------------    ----------------

Interested Trustee

        Elizabeth M. Forget                None                 None

        Disinterested Trustees

        Stephen M. Alderman                $172,750             $172,750
        Jack R. Borsting                   $141,500             $141,500
        Daniel A. Doyle                    $145,250             $145,250
        Dawn M. Vroegop                    $154,000             $154,000
        Robert Boulware                    $120,313             $120,313
        Susan C. Gause                     $120,313             $120,313
        Ted A. Myers*                      $  21,187            $  21,187
        -----------------------------------------------------------------------
       *Mr. Myers resigned from the Board in February 2008.
----------------------
     + The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).


         Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees' and Officers' Share Ownership

         As of December 31, 2008, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix C to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

         The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.

Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:


    o        Abel/Noser Corp.                                  o        Morningstar Associates, LLC
    o        Bank of New York                                  o        MarkIt Group Limited
    o        Barclays Capital Point                            o        Ness USA
    o        BARRA TotalRisk System                            o        OMGEO Oasys
    o        Bloomberg L.P.                                    o        Plexus Plan Sponsor Group, Inc.
    o        Cambridge Associates                              o        PricewaterhouseCoopers LLP
    o        Canterbury Consulting                             o        ProxyEdge from Broadridge Financial
                                                                          Solutions, Inc.
    o        Charles River Systems, Inc.                       o        Reuters America, LLC
    o        Deloitte & Touche LLP                             o        RiskMetrics Group
    o        DST International plc                             o        RogersCasey (Equest)
    o        Eagle Investment Systems Corp.                    o        RR Donnelley
    o        Egan Jones                                        o        SS&C Technologies, Inc
    o        Electra Information Systems, Inc.                 o        Salomon Analytics, Inc.
    o        eVestment Alliance                                o        State Street Bank and Trust Company
    o        FactSet Research Systems, Inc.                    o        StarCompliance, Inc.
    o        F T Interactive Data Corporation                  o        Stradley Ronon Stevens & Young, LLP
    o        Glass, Lewis & Co., LLC                           o        Sullivan & Worcester LLP
    o        Informa Investment Services (Efron)               o        SunHard/Protogent (f/k/a Dataware)
    o        Institutional Shareholder Services Inc.           o        S&P
    o        ITG, Inc.                                         o        Thomson/Baseline
    o        Lipper, Inc.                                      o        Thomson Information Services Incorporated
    o        MacGregor/ITG                                     o        Wilshire Analytics/Axiom
    o        Marco Consulting                                  o        YieldBook
    o        Mercer


         The Trust's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                         INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager


         The Trust is managed by MetLife Advisers, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

         With respect to the Portfolios other than the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004, as amended ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004 and as initial shareholder of American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008.

         Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Board of Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

     o    Office space, all necessary office facilities and equipment;

     o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

     o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:



     ------------------------------------------------------ ---------------------------------------------------------
                           Portfolio                                                  Fee
     ------------------------------------------------------ ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                  0.88% of first $500 million of such assets plus 0.83% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                            0.65% of the first $500 million of such assets plus 0.55% of such assets  over $500  million  up to $1  billion  plus 0.50% of such assets  over $1  billion  up to $1.5  billion  plus 0.45% of such assets  over $1.5  billion  up to $2  billion  plus 0.40% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                      0.60%


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

BlackRock Large Cap Core                                  0.625% of first $250  million of such  assets  plus 0.60% of such assets over $250 million up to $500 million plus 0.575%
                                                          of such assets over $500 million up to $1 billion plus 0.55%
                                                          on such assets  over $1 billion up to $2 billion  plus 0.50%
                                                          of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $750  million  plus 0.55% of such assets over $750 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                    0.80% of first $100  million of such  assets  plus 0.775% of such assets over $100  million up to $500  million plus 0.750% of such assets  over $500  million up to $1 billion  plus  0.725% on such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                       0.80% of first $200  million of such  assets  plus 0.675% of such assets over $200  million up to $500  million  plus 0.65% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares                                0.80%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                               0.75% of first $200 million of such assets plus 0.70% of
                                                          such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                              0.85% of first  $100  million of such  assets  plus 0.80% of such assets  over $100  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                               0.65% on first $1 billion of such assets plus 0.60% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                            0.70% of first $500  million of such  assets  plus 0.675% of such assets  over $500  million  up to $1  billion  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth                     0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million  up to $1  billion  plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                   0.65% of the first $200 million of such assets plus 0.63%
                                                          of such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                              0.70% of first  $500  million of such  assets  plus 0.65% of such assets  over $500  million  up to $1  billion  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture                                0.60% of first  $250  million of such  assets  plus 0.55% of such assets over $250  million up to $500  million  plus 0.50% of such assets  over $500  million  up to $1  billion  plus 0.45% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                             0.60% of first $600  million of such  assets plus 0.55% of such assets over $600  million up to $1.1  billion  plus 0.50% of such assets over
                                                          $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord  Abbett Mid Cap Value                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                            1.05% of first  $250  million of such  assets  plus 1.00% of such assets over $250  million up to $500  million  plus 0.85% of such assets  over $500  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                             0.80% of first  $200  million of such  assets  plus 0.75% of such assets over $200  million up to $500  million  plus 0.70% of such assets  over $500  million  up to $1  billion  plus 0.65% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                          0.65% of first $150 million of such assets plus 0.625% of
                                                          such assets over $150 million up to $300 million plus
                                                          0.60% of such assets over $300 million up to $500 million
                                                          plus 0.55% of such assets over $500 million up to $700
                                                          million plus 0.525% of such assets over $700 million up
                                                          to $900 million plus 0.50% of such assets over $900
                                                          million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                            0.50% of the first $1.2 billion of such assets plus 0.45%
                                                          of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                        0.50% of the first $1.2  billion of such  assets plus 0.475%
                                                          of such assets over $1.2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer  Fund                                             0.750% of first $250  million of such  assets plus 0.700% of such assets over $250  million up to $500  million plus 0.675% of such assets  over $500  million up to $1 billion  plus  0.650% of such assets  over $1  billion  up to $2  billion  plus  0.600% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                  0.60% of first  $500  million of such  assets  plus 0.55% of such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RCM Technology                                            0.88% of first $500 million of such assets plus 0.85% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                  0.70% of first $150 million of such  assets,  plus 0.675% of such assets over $150 million up to $300  million,  plus 0.65% of such assets  over $300  million up to $1  billion,  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                              0.75%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Templeton Growth                                      0.70% of first  $100  million of such  assets  plus 0.68% of such assets over $100  million up to $250 million plus 0.67%
                                                          of such assets  over $250  million up to $500  million  plus
                                                          0.66% of such  assets over $500  million up to $750  million plus 0.65% of such assets over $750 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Templeton International Bond                          0.60%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                              0.75% of first $1 billion of such assets plus 0.70% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                     0.80% of first $300 million of such assets plus 0.70% of
                                                          such assets over $300 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                       0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million up to $1 billion  plus  0.525% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth                                 0.70% of first $200  million of such  assets plus 0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over
                                                          $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation                          0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Strategy                               0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Balanced Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Defensive Strategy                                0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Growth Strategy                                   0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Moderate Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy                  0.05%
---------------------------------------------------------------------------------------------------------------------

         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "The Distributor," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Original Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Original Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.

----------------------------------------------------------------------------------------------------------------------


                                                                                               12/31/08
                                        Investment         Investment      Other Expenses     Deferred Expense
                                      Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                  Paid              Waived
                ---------             --------------     --------------     ------------     -----------------
Met/AIM Small Cap Growth                $6,294,095             $---              $---                 $
Batterymarch Growth and                  2,248,322           139,303              ---                ---
   Income
BlackRock High Yield                     2,356,983             ---               ---                 ---
BlackRock Large Cap Core                 9,074,950             ---               ---                 ---
Clarion Global Real Estate               7,009,476             ---               ---                 ---
Dreman Small Cap Value                   1,649,524             ---               ---                 ---
Met/Franklin Income(1)                     317,916            11,820             ---                 ---
Met/Franklin Mutual Shares(1)              364,851           193,042             ---                 ---
Goldman Sachs Mid Cap                    3,577,995             ---               ---                 ---
   Value
Harris Oakmark International            14,533,188             ---               ---                 ---
Janus Forty                              7,213,317             ---               ---                 ---
Lazard Mid Cap                           6,079,471             ---               ---               149,971
Legg Mason Partners                      5,794,855             ---               ---                 ---
   Aggressive Growth
Legg Mason Value Equity                  7,593,063             ---               ---                 ---
Loomis Sayles Global Markets             6,379,482             ---               ---                 ---
Lord Abbett Bond Debenture               9,411,430             ---               ---                 ---
Lord Abbett Growth and                  16,341,579             ---               ---                 ---
   Income
Lord Abbett Mid Cap Value                2,594,734             ---               ---               103,409
MFS(R) Emerging Markets                  6,675,682             ---               ---                 ---
   Equity
MFS(R) Research International           12,593,808             ---               ---                 ---
Oppenheimer Capital                      4,664,278             ---               ---                 ---
   Appreciation
PIMCO Inflation Protected                7,548,048             ---               ---                 ---
   Bond
PIMCO Total Return                      22,197,397             ---               ---                 ---
Pioneer Fund                               313,448            17,794             ---                3,371
Pioneer Strategic Income                 2,131,520             ---               ---                 ---
RCM Technology                           1,693,348             ---               ---                 ---
Rainier Large Cap Equity                 4,643,987               147             ---                  228
T. Rowe Price Mid Cap Growth             6,776,690             ---               ---                 ---
Met/Templeton Growth(1)                    255,480            66,824             ---                 ---
Third Avenue Small Cap Value            12,030,650             ---               ---                 ---
Turner Mid Cap Growth                    3,065,760             ---               ---                 ---
Van Kampen Comstock                     10,312,475             ---               ---                 ---
Van Kampen Mid Cap                         723,652             ---               ---                 ---
   Growth
MetLife Aggressive Strategy                595,692            75,771             ---                 ---
MetLife Balanced Strategy                3,355,442             ---               ---                 ---
MetLife Defensive Strategy                 925,559             1,813             ---               43,210
MetLife Growth Strategy                  3,886,625             ---               ---                 ---
MetLife Moderate Strategy                1,488,266             ---               ---                 ---
American Funds Balanced                    187,941           100,635             ---                 ---
   Allocation(1)
American Funds Growth                      309,843           145,377             ---                 ---
   Allocation(1)
American Funds Moderate                    146,901            79,192             ---                 ---
   Allocation(1)

Met/Franklin Templeton                      50,855            85,140             ---                 ---
   Founding Strategy(1)



-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/07
                                     Investment         Investment      Other Expenses     Deferred Expense
                                   Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio               Paid              Waived

Met/AIM Small Cap Growth                $6,752,950         $---              $---              $---
Batterymarch Growth and                  3,071,575        223,355           20,579              ---
   Income

BlackRock High Yield                     1,707,809          ---               ---               24,994

BlackRock Large Cap Core                 7,881,120          ---               ---               82,236

Clarion Global Real Estate               8,580,974          ---               ---               ---

Dreman Small Cap Value                   1,172,742          ---               ---               37,273
Goldman Sachs Mid Cap Value              3,873,402          ---               ---               ---
Harris Oakmark International            18,674,560          ---               ---               ---
Janus Forty                              6,611,066          ---               ---               ---

Lazard Mid Cap                           5,094,851          1,126             ---               ---

Legg Mason Partners                      6,288,191          ---               ---               ---
   Aggressive Growth

Legg Mason Value Equity                  8,949,822          ---               ---               ---
Loomis Sayles Global Markets             5,615,764          ---               ---               ---
Lord Abbett Bond Debenture               9,801,505          ---               ---               70,796

Lord Abbett Growth and                  19,893,949          ---               ---               ---
   Income

Lord Abbett Mid Cap Value                3,269,897          ---               ---               90,000
   Portfolio

MFS(R) Emerging Markets                  5,383,725          ---               ---              375,934
   Equity

MFS(R) Research International           11,403,214          ---               ---               ---
Oppenheimer Capital                      5,633,745          ---               ---               ---
   Appreciation

PIMCO Inflation Protected                6,138,802          ---               ---               ---
   Bond

PIMCO Total Return                      18,014,014          ---               ---               ---

Pioneer Fund                               351,709          9,250             ---              14,246

Pioneer Strategic Income                 1,951,027          ---               ---               ---
RCM Technology                           2,727,184          ---               ---               ---
Rainier Large Cap Equity(2)                664,775             81                ---            ---
T. Rowe Price Mid Cap Growth             7,316,173          ---               ---               ---

Third Avenue Small Cap Value            13,073,985          ---               ---               ---

Turner Mid Cap Growth                    3,118,476          ---               ---               ---

Van Kampen Comstock                     10,152,378          ---               ---               ---

Van Kampen Mid Cap                         664,558          6,445             ---               ---
   Growth

MetLife Aggressive Strategy                773,161         11,142            4,569              ---
MetLife Balanced Strategy                3,396,810          ---               ---               ---
MetLife Defensive Strategy                 630,611         54,067            13,745             ---
MetLife Growth Strategy                  3,850,359          ---               ---               ---
MetLife Moderate Strategy                1,365,189          ---               ---               ---
----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



                                                                                               12/31/06
                                       Investment         Investment      Other Expenses     Deferred Expense
                                     Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                 Paid              Waived

Met/AIM Small Cap Growth                 $5,208,050              $---           $---                $---
Batterymarch Growth and                   2,057,034             225,909          ---                 ---
   Income

BlackRock High Yield                        488,192              24,994          ---                 ---

BlackRock Large Cap Core                  1,014,593              82,236          ---                 ---

Clarion Global Real Estate                6,057,682               ---            ---                 ---

Dreman Small Cap Value                      297,691             108,951          ---                 ---
Goldman Sachs Mid Cap Value               3,106,141               ---            ---                  876
Harris Oakmark International             13,191,319               ---            ---                 ---
Janus Forty                               6,710,661               ---            ---                 ---

Lazard Mid Cap                            3,031,355               ---            ---                 ---

Legg Mason Partners                       5,333,277               ---            ---                 ---
   Aggressive Growth

Legg Mason Value Equity                   4,005,093              54,098          ---              101,700
Loomis Sayles Global Markets              2,059,460               ---            ---                 ---
Lord Abbett Bond Debenture                8,565,789               ---            ---                 ---

Lord Abbett Growth and                   17,136,570               ---            ---                 ---
   Income

Lord Abbett Mid Cap Value                 2,389,129               ---            ---                 ---
   Portfolio

MFS(R) Emerging Markets                   2,022,193             375,934          ---                 ---
   Equity

MFS(R) Research International             8,460,330               ---            ---                 ---
Oppenheimer Capital                       6,068,516               ---            ---                 ---
   Appreciation

PIMCO Inflation Protected                 5,654,987               ---            ---                 ---
   Bond

PIMCO Total Return                       12,360,372               ---            ---                 ---

Pioneer Fund                                320,224              56,750          ---                 ---

Pioneer Strategic Income                  1,854,628               ---            ---                 ---
RCM Technology                            2,334,468               ---                             108,060
T. Rowe Price Mid Cap Growth              5,928,302               ---            ---                 ---

Third Avenue Small Cap Value              8,709,531               ---            ---                 ---

Turner Mid Cap Growth                     2,255,859               ---            ---                 ---

Van Kampen Comstock                       6,849,608               ---            ---                 ---

Van Kampen Mid Cap                          483,646             127,383          ---                 ---
   Growth

MetLife Aggressive Strategy                 701,061              98,965          ---                 ---
MetLife Balanced Strategy                 3,127,701             166,290          ---              246,817
MetLife Defensive Strategy                  454,077             170,658          ---                 ---
MetLife Growth Strategy                   3,009,601              98,229          ---              178,334
MetLife Moderate Strategy                 1,099,558               ---            ---               78,534

-----------------------------------------------------------------------------------------------------------------------
----------------------
(1) For the period 5/1/08 through 12/31/08

(2) For the period 11/1/07 through 12/31/07



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio) and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Manager changed the Adviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.



         Following are the Advisers to the Portfolios.

      ------------------------------------------------------ ---------------------------------------------------
                Portfolio                                             Adviser
      ------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                   Invesco Aim Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                             Batterymarch Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                       BlackRock Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                   BlackRock Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate                                 ING Clarion Real Estate Securities L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                     Dreman Value Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                        Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares                                 Franklin Mutual Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                                Goldman Sachs Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International                               Harris Associates L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Janus Forty                                                Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                             Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                      ClearBridge Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                    Legg Mason Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                               Loomis, Sayles & Company, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                 Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                              Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                  Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                             Massachusetts Financial Services
                                                              Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Research International                              Massachusetts Financial Services
                                                              Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                             Pacific Investment Management Company
                                                              LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                         Pacific Investment Management Company
                                                              LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Fund                                               Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                   Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RCM Technology                                             RCM Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                   Rainier Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                               T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton Growth                                       Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton International Bond                           Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                               Third Avenue Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                      Turner Investment Partners, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                        Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth                                  Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------


         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.


---------------------------------------------- ---------------- ----------------- ----------------


                  Portfolio                       12/31/08          12/31/07         12/31/06
                  ---------                       --------          --------         --------

Met/AIM Small Cap Growth                       $4,254,900        4,559,184        $3,576,194
Batterymarch Growth and Income                 1,037,687         1,417,674           949,401
BlackRock High Yield                           1,374,907           996,222           290,428
BlackRock Large Cap Core                       4,756,211         4,071,350           458,203
Clarion Global Real Estate                     3,834,808         4,691,895         3,316,989
Dreman Small Cap Value                         1,099,514           806,960           211,455
Met/Franklin Income                             183,405(1)           N/A              N/A
Met/Franklin Mutual Shares                      232,593(1)           N/A              N/A
Goldman Sachs Mid Cap Value                    2,099,926         2,268,730         1,830,295
Harris Oakmark International                   9,447,163        12,208,040         8,552,546
Janus Forty                                    3,887,726         3,551,570         3,604,800
Lazard Mid Cap                                 3,436,646         2,886,028         1,731,383
Legg Mason Partners Aggressive                 3,026,859         3,222,082         2,908,325
   Growth
Legg Mason Value Equity                        4,517,563         5,414,178         2,428,561
Loomis Sayles Global Markets                   3,787,219         3,346,169         1,260,814
Lord Abbett Bond Debenture                     4,168,969         4,342,335         3,793,129
Lord Abbett Growth and Income                  7,751,813         9,330,644         8,105,142
Lord Abbett Mid Cap Value                      1,635,220         2,047,158         1,508,695
MFS(R) Emerging Markets                        4,844,836         3,934,568         1,521,475
MFS(R) Research International                  8,076,959         7,344,285         5,533,253

Oppenheimer Capital Appreciation               2,683,355         3,194,424         3,475,880
PIMCO Inflation Protected Bond                 3,588,021         3,014,124         2,827,494
PIMCO Total Return                            10,664,472         9,007,007         6,180,187
Pioneer Fund                                     156,724           175,854           160,112
Pioneer Strategic Income                         888,133           926,013            N/A
RCM Technology                                 1,154,555         1,859,444         1,606,312
Rainier Large Cap Equity                       2,552,531           364,808(2)           N/A
T. Rowe Price Mid Cap Growth                   4,374,075         4,712,834         3,916,356
Met/Templeton Growth                            144,092(1)           N/A              N/A
Third Avenue Small Cap Value                   7,662,596         8,333,276         5,529,774
Turner Mid Cap Growth                          1,953,606         1,986,877         1,435,957
Van Kampen Comstock                            5,815,463         5,731,603         4,000,299
Van Kampen Mid Cap Growth                        465,205           427,216           310,915
-------------------------------------------------------------------------------------------------
----------------------

(1) For the period from 5/1/08 through 12/31/08.

(2) For the period from 11/1/07 through 12/31/07.


     Portfolio Management

         Appendix D to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

     The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2009 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, an aggregate of $2,550,137, $2,506,645 and $3,424,737, respectively, was paid to the Administrator.

     The Distributor

         With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B, Class C and Class E Distribution Plans for the year ended December 31, 2008:*



      ------------------------------------------------ -----------------------------------------------------
                         Portfolio                          Total Distribution Fee Paid to Distributor
                         ---------                          ------------------------------------------
Met/AIM Small Cap Growth                                               $590,831

BlackRock High Yield                                                     22,944

BlackRock Large Cap Core                                                305,230

Clarion Global Real Estate                                            1,074,198

Dreman Small Cap Value                                                      612

Met/Franklin Income                                                       8,792

Met/Franklin Mutual Shares                                               25,023

Goldman Sachs Mid Cap Value                                             379,395

Harris Oakmark International                                          1,785,924

Janus Forty                                                             362,658

Lazard Mid Cap                                                          559,401

Legg Mason Partners Aggressive                                          444,063
   Growth

Legg Mason Value Equity                                                 270,372

Loomis Sayles Global Markets                                            194,220

Lord Abbett Bond Debenture                                            1,794,372

Lord Abbett Growth and Income                                         2,977,279

Lord Abbett Mid Cap Value                                               818,350

MFS(R) Emerging Markets                                                 339,209

MFS(R) Research International                                         1,848,310

Oppenheimer Capital Appreciation                                      1,042,017

PIMCO Inflation Protected Bond                                        1,446,803

PIMCO Total Return                                                    3,524,082

Pioneer Strategic Income                                                  8,306

RCM Technology                                                          339,946

Rainier Large Cap Equity                                                 78,260

T. Rowe Price Mid Cap Growth                                          1,112,669

Met/Templeton Growth                                                      3,735

Third Avenue Small Cap Value                                          1,565,657

Turner Mid Cap Growth                                                   192,475

Van Kampen Comstock                                                     345,921

Van Kampen Mid Cap Growth                                               186,995

MetLife Aggressive Strategy                                           1,575,747

MetLife Balanced Strategy                                            14,899,037

MetLife Defensive Strategy                                            2,766,543

MetLife Growth Strategy                                              17,549,401

MetLife Moderate Strategy                                             5,563,778

American Funds Balanced Allocation                                    1,032,354

American Funds Growth Allocation                                      1,702,606

American Funds Moderate Allocation                                      806,703

Met/Franklin Templeton Founding                                         253,014
   Strategy
------------------------------------------------------------------------------------------------------------

         * Other than American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio, the Portfolios currently do not offer Class C shares.

         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares.

     Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

     Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

     Legal Matters

         Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

    Registered Independent Public Accounting Firm

         Deloitte & Touche, LLP, located at 200 Berkeley Street, Boston, Massachusetts, serves as the Trust's registered independent public accounting firm.

                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

         Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed ("Distribution Requirement"), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus, so long as each Portfolio and Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Underlying Portfolio or substitute the shares of one Portfolio or Underlying Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's Adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         A Portfolio may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be subject to
Section 1256 of the Code ("Section 1256 contracts). Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain) and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle, which it clearly identifies in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

         Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Portfolio's losses from such foreign currency transactions exceed its other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

         Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's tax basis.

         A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") must include in its gross income the OID that accrues on those securities during the taxable year. Similarly, a Portfolio that invests in PIK securities generally must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



                   ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 50 series, 48 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies
- Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2008, MetLife owned substantially all of the Trust's outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2008, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS

         The financial statements of the Met/AIM Small Cap Growth, Batterymarch Growth and Income, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock, Van Kampen Mid Cap Growth, American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation and Met/Franklin Templeton Founding Strategy Portfolios for the year ended December 31, 2008, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.


                                                                                                      APPENDIX A

                                                                   MET INVESTOR SERIES TRUST
                                                               SUMMARY OF INVESTMENT STRATEGIES

                                                      The information in this Appendix is subject to the
                                                    fundamental and non-fundamental investment restrictions
                                                       and policies including operating policies of the
                                                             Portfolios as set forth in this SAI.

---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
                                            Asset                             Collateralized                      Credit
                                            Backed               Brady       Debt Obligations     Convertible    Default
                                          Securities    Bonds      Bonds                          Securities      Swaps
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Met/AIM Small Cap Growth                      Y           Y          N               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Batterymarch Growth and Income                N           N          N               N                 N            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
BlackRock High Yield                          Y           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
BlackRock Large Cap Core                      N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Clarion Global Real Estate                    N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Dreman Small Cap Value                        N           Y          Y               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Met/Franklin Income                           N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Met/Franklin Mutual Shares                    N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Goldman Sachs Mid Cap Value                   Y           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Harris Oakmark International                  N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Janus Forty                                   Y           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Lazard Mid Cap                               Y-5%         Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Legg Mason Partners Aggressive Growth         N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Legg Mason Value Equity                       Y           Y          N               Y                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Loomis Sayles Global Markets                  Y           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Lord Abbett Bond Debenture                    Y           Y          N               N                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Lord Abbett Growth and Income                 N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Lord Abbett Mid Cap Value                     N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
MFS(R) Emerging Markets Equity                N           Y          Y               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
MFS(R)Research International                  N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Oppenheimer Capital Appreciation              N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
PIMCO Inflation Protected Bond                Y           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
PIMCO Total Return                            Y           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Pioneer Fund                                  Y           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Pioneer Strategic Income                      Y           Y          Y               Y                 Y          Y-15%
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
RCM Technology                                N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Rainier Large Cap Equity                      N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
T. Rowe Price Mid Cap Growth                Y-10%         Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Met/Templeton International Bond              N           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Met/Templeton Growth                          N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Third Avenue Small Cap Value                  Y           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Turner Mid Cap Growth                         N           N          N               N                 N            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Van Kampen Comstock                           N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Van Kampen Mid Cap Growth                     N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------





----------------------------------------------------------------- ------------- ------------------------ ------------------
                                          Credit                                   Event                 Foreign Currency
                                          Linked     Depositary   Dollar Rolls    Linked                   Transactions
                                           Notes     Receipts(1)                   Bonds    Floaters
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/AIM Small Cap Growth                     N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Batterymarch Growth and Income               N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
BlackRock High Yield                         Y            Y            Y             Y          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
BlackRock Large Cap Core                     N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Clarion Global Real Estate                   N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Dreman Small Cap Value                       N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Franklin Income                          N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Franklin Mutual Shares                   N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Goldman Sachs Mid Cap Value                  N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Harris Oakmark International                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Janus Forty                                  N            Y            N             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Lazard Mid Cap                               N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Legg Mason Partners Aggressive Growth        N            Y            N             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Legg Mason Value Equity                      N            Y            Y             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Loomis Sayles Global Markets               Y-5%           Y            Y             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Lord Abbett Bond Debenture                   N            Y            Y             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Lord Abbett Growth and Income                N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Lord Abbett Mid Cap Value                    N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
MFS(R) Emerging Markets Equity               N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
MFS(R)Research International                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Oppenheimer Capital Appreciation             N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
PIMCO Inflation Protected Bond             Y-5%           Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
PIMCO Total Return                         Y-5%           Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Pioneer Fund                                 N            Y            N             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Pioneer Strategic Income                     Y            Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
RCM Technology                             Y-5%           Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Rainier Large Cap Equity                     N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
T. Rowe Price Mid Cap Growth                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Templeton International Bond             N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Templeton Growth                         N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Third Avenue Small Cap Value                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Turner Mid Cap Growth                        N          Y-10%          N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Van Kampen Comstock                          N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Van Kampen Mid Cap Growth                    N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------





------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
                                                               Forward
                                                          Commitments, When                                       Illiquid
                                                              Issued and       High Yield,                      Securities or
                                                           Delayed Delivery     High Risk                       Non-Publicly
                                              Foreign         Securities       Securities        Hybrid            Traded
                                            Securities                                         Investments       Securities
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/AIM Small Cap Growth                       Y-25%            Y-25%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Batterymarch Growth and Income                 Y-20%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
BlackRock High Yield                           Y-10%            Y-15%               Y             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
BlackRock Large Cap Core                       Y-10%            Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Clarion Global Real Estate                       Y              Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Dreman Small Cap Value                         Y-10%             Y-5%               Y               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Franklin Income                            Y-25%              N                 Y               N               Y-10%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Franklin Mutual Shares                     Y-35%              N                 Y             Y-5%             Y >15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Goldman Sachs Mid Cap Value                    Y-25%              Y               Y-20%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Harris Oakmark International                     Y                Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Janus Forty                                    Y-(2)            Y-15%             Y-35%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lazard Mid Cap                                 Y-25%            Y-25%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Legg Mason Partners Aggressive Growth          Y-25%              N                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Legg Mason Value Equity                        Y-25%            Y-15%             Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Loomis Sayles Global Markets                     Y                Y                 Y             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Bond Debenture                   Y-20%(3)           Y-15%               Y               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Growth and Income                Y-20%(3)           Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Mid Cap Value                    Y-10%(3)           Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
MFS(R) Emerging Markets Equity                   Y              Y-15%             Y-10%             N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
MFS(R) Research International                    Y-(4)          Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Oppenheimer Capital Appreciation               Y-35%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
PIMCO Inflation Protected Bond                 Y-30%              Y               Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
PIMCO Total Return                             Y-30%              Y               Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Pioneer Fund                                 Y-20%(5)             Y               Y-5%            Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Pioneer Strategic Income                       Y-85%              Y             Y-70%(8)          Y-10%             Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
RCM Technology                                 Y-50%            Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Rainier Large Cap Equity                     Y-25%(6)             Y                 N               N                 N
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
T. Rowe Price Mid Cap Growth                   Y-25%            Y-10%             Y-10%           Y-10%             Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Templeton International Bond                 Y              Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Templeton Growth                             Y                N                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Third Avenue Small Cap Value                 Y-35%(7)           Y-15%             Y-5%            Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Turner Mid Cap Growth                          Y-10%              Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Van Kampen Comstock                            Y-25%              Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Van Kampen Mid Cap Growth                      Y-25%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------







------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------


                                                                                           Investment      Loans and Other
                                           Inflation-Indexed               Interest          Grade       Direct Indebtedness
                                            Securities     Indexed           Rate             Debt
                                                          Securities     Transactions      Securities
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/AIM Small Cap Growth                        N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Batterymarch Growth and Income                  N             Y               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
BlackRock High Yield                            Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
BlackRock Large Cap Core                        Y             Y               Y                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Clarion Global Real Estate                      N             N              Y-5%              Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Dreman Small Cap Value                          N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Franklin Income                             Y             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Franklin Mutual Shares                      Y             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Goldman Sachs Mid Cap Value                     N             N               N              Y-20%                N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Harris Oakmark International                    N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Janus Forty                                     Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lazard Mid Cap                                  N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Legg Mason Partners Aggressive Growth           N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Legg Mason Value Equity                         N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Loomis Sayles Global Markets                    Y             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Bond Debenture                      N             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Growth and Income                   N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Mid Cap Value                       N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
MFS(R) Emerging Markets Equity                  N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
MFS(R) Research International                   N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Oppenheimer Capital Appreciation                N             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
PIMCO Inflation Protected Bond                  Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
PIMCO Total Return                              Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Pioneer Fund                                    Y             Y               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Pioneer Strategic Income                        Y             Y               Y                Y                Y-10%
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
RCM Technology                                  N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Rainier Large Cap Equity                        N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
T. Rowe Price Mid Cap Growth                    N             N               N                Y                 Y-5%
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Templeton International Bond                Y             N               Y                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Templeton Growth                            Y             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Third Avenue Small Cap Value                    N             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Turner Mid Cap Growth                           N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Van Kampen Comstock                             N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Van Kampen Mid Cap Growth                       N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------






----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------

                                                                                            Municipal Fixed
                                          Money Market   Mortgage-Backed  Mortgage Dollar        Income         Options and
                                           Securities      Securities           Roll           Securities         Futures
                                                                            Transactions                        Transactions
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/AIM Small Cap Growth                        Y               Y                Y                 N              Y-5% (9)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Batterymarch Growth and Income                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
BlackRock High Yield                            Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
BlackRock Large Cap Core                        Y               N                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Clarion Global Real Estate                      Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Dreman Small Cap Value                          Y               N                N                 N               Y-10%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Franklin Income                             Y               Y                Y                 Y                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Franklin Mutual Shares                      Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Goldman Sachs Mid Cap Value                     Y               Y                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Harris Oakmark International                    Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Janus Forty                                     Y               Y                N                 N               Y-10%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lazard Mid Cap                                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Legg Mason Partners Aggressive Growth           Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Legg Mason Value Equity                         Y               Y                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Loomis Sayles Global Markets                    Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Bond Debenture                      Y               Y                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Growth and Income                   Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Mid Cap Value                       Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
MFS(R) Emerging Markets Equity                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
MFS(R) Research International                   Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Oppenheimer Capital Appreciation                Y               N                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
PIMCO Inflation Protected Bond                  Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
PIMCO Total Return                              Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Pioneer Fund                                    Y               Y                N                 Y               Y(10)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Pioneer Strategic Income                        Y               Y                Y                 Y               Y(10)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
RCM Technology                                  Y               N                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Rainier Large Cap Equity                        Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
T. Rowe Price Mid Cap Growth                    Y             Y-10%              N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Templeton International Bond                Y               Y                N                 Y                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Templeton Growth                            Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Third Avenue Small Cap Value                    Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Turner Mid Cap Growth                           Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Van Kampen Comstock                             Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Van Kampen Mid Cap Growth                       Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------



----------------------------------------- ------------- ------------- ---------------- --------------- -------------------


                                               Other                                                        Reverse
                                            Investment   Preferred      Real Estate      Repurchase        Repurchase
                                             Companies     Stocks       Investments      Agreements        Agreements
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/AIM Small Cap Growth                         Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Batterymarch Growth and Income                   Y           Y             Y-5%              N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
BlackRock High Yield                             Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
BlackRock Large Cap Core                         Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Clarion Global Real Estate                       Y           Y               Y               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Dreman Small Cap Value                           Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Franklin Income                              Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Franklin Mutual Shares                       Y           N               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Goldman Sachs Mid Cap Value                      Y           Y               Y             Y-15%               N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Harris Oakmark International                     Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Janus Forty                                      Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lazard Mid Cap                                   Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Legg Mason Partners Aggressive Growth            Y           N               N               N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Legg Mason Value Equity                          Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Loomis Sayles Global Markets                     Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Bond Debenture                       Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Growth and Income                    Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Mid Cap Value                        Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
MFS(R) Emerging Markets Equity                   Y           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
MFS(R) Research International                    Y           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Oppenheimer Capital Appreciation                 Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
PIMCO Inflation Protected Bond                   Y         Y-10%             Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
PIMCO Total Return                               Y         Y-10%             Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Pioneer Fund                                     Y           Y             Y-20%             Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Pioneer Strategic Income                         Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
RCM Technology                                   Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Rainier Large Cap Equity                         N           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
T. Rowe Price Mid Cap Growth                     Y           Y             Y-10%             N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Templeton International Bond                 Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Templeton Growth                             N           N               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Third Avenue Small Cap Value                     Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Turner Mid Cap Growth                            Y           Y               Y               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Van Kampen Comstock                              Y         Y-10%           Y-10%             Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Van Kampen Mid Cap Growth                        Y         Y-10%           Y-10%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------





----------------------------------------------------------- ----------------- --------------- ---------------
                                            Rights and         Securities      Short Sales      Structured
                                             Warrants          Loans(12)           (13)           Notes
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/AIM Small Cap Growth                        Y                  Y                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Batterymarch Growth and Income                  Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
BlackRock High Yield                            Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
BlackRock Large Cap Core                        Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Clarion Global Real Estate                      Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Dreman Small Cap Value                         Y-5%                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Franklin Income                             Y                  N                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Franklin Mutual Shares                      Y                  N                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Goldman Sachs Mid Cap Value                     Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Harris Oakmark International                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Janus Forty                                     Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lazard Mid Cap                                  Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Legg Mason Partners Aggressive Growth         Y(11)                N                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Legg Mason Value Equity                         Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Loomis Sayles Global Markets                    Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Bond Debenture                    Y(11)                Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Growth and Income                 Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Mid Cap Value                     Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
MFS(R) Emerging Markets Equity                  Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
MFS(R) Research International                   Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Oppenheimer Capital Appreciation                Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
PIMCO Inflation Protected Bond                 Y-5%                Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
PIMCO Total Return                             Y-5%                Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Pioneer Fund                                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Pioneer Strategic Income                        Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
RCM Technology                                  Y                  Y                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Rainier Large Cap Equity                        N                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
T. Rowe Price Mid Cap Growth                    Y                  Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Templeton International Bond                Y                  Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Templeton Growth                            Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Third Avenue Small Cap Value                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Turner Mid Cap Growth                           Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Van Kampen Comstock                           Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Van Kampen Mid Cap Growth                       Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------








------------------------------------------- -------------------- --------------------------- ----------------------------------
                                                                 U.S. Government Securities   Zero Coupon, Deferred Interest
                                                   Swaps                                               and PIK Bonds
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/AIM Small Cap Growth                             Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Batterymarch Growth and Income                       N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
BlackRock High Yield                                 Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
BlackRock Large Cap Core                             Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Clarion Global Real Estate                         Y-5%                      Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Dreman Small Cap Value                               N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Franklin Income                                  N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Franklin Mutual Shares                           Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Goldman Sachs Mid Cap Value                          N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Harris Oakmark International                         N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Janus Forty                                          Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lazard Mid Cap                                       N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Legg Mason Partners Aggressive Growth                N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Legg Mason Value Equity                              N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Loomis Sayles Global Markets                         Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Bond Debenture                           Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Growth and Income                        Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Mid Cap Value                            Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
MFS(R) Emerging Markets Equity                       Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
MFS(R) Research International                        Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Oppenheimer Capital Appreciation                     N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
PIMCO Inflation Protected Bond                       Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
PIMCO Total Return                                   Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Pioneer Fund                                         Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Pioneer Strategic Income                             Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
RCM Technology                                       Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Rainier Large Cap Equity                             N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
T. Rowe Price Mid Cap Growth                         N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Templeton International Bond                     Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Templeton Growth                                 Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Third Avenue Small Cap Value                         N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Turner Mid Cap Growth                                N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Van Kampen Comstock                                  N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Van Kampen Mid Cap Growth                            N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------

(1)      Considered to be foreign securities except that the Batterymarch Growth and Income, BlackRock High Yield, Goldman
         Sachs Mid Cap Value, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Lord Abbett Bond Debenture,
         Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, RCM Technology and Turner Mid Cap Growth Portfolios
         do not consider American Depositary Receipts listed on a U. S. exchange to be foreign securities.
(2)      The Adviser currently typically invests between 25% to 35% of the Portfolio's assets in foreign securities.
         The Adviser does not consider securities of companies domiciled outside of the U.S. but which conduct a majority of their business in the U.S. and whose securities are traded on a U.S. exchange to be "foreign securities."
(3)      The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
(4)      25% limit in emerging markets.
(5)      5% limit in emerging markets.
(6)      The Adviser intends to limit investments in foreign securities to U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.
(7)      The Adviser intends to limit its investments in foreign securities to companies issuing U.S. dollar denominated American
         Depositary Receipts which, in the judgment of its Adviser, otherwise providefinancial information which provides the
         Adviser with substantially similar financial information as SEC disclosure requirements.
(8)      Not more than 20% of its assets will be invested in debt securities related below CCC by S&P or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent quality by the Adviser.
(9)      Met/AIM Small Cap Growth Portfolio will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets.
(10)     Although there is no specific limitation on derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging.
(11)     The Portfolio will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.
(12)     Limited to 33 1/3% of the value of the Portfolio's total assets.
(13)     The Janus Forty (up to 8% of its total assets), PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Technology
         Portfolios may make short sales of securities that they do not own.


                                APPENDIX B
                            Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch ratings are as follows:

o AAA - The highest rating assigned. This rating is assigned to the "best" credit risk relative to other issues or issuers.

o        AA - A very strong credit risk relative to other issues or issuers.
         The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

o A - A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

o        BBB - An adequate credit risk relative to other issues or issuers.
         However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

o        BB - A fairly weak credit risk relative to other issues or issuers.
         Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

o B - Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

o CCC, CC, C - These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

o DDD,DD,D - These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch Ratings

         Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.





==============================================================


                              APPENDIX C
                       Proxy Voting Policies


Invesco Aim Proxy Voting Guidelines
(Effective as of March 31, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc.
(collectively, "Invesco Aim").(1)


Introduction

Our Belief
The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.

Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



-------------------------------------------------------------------------------
Proxy administration


The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.





-----------------------------------------------------------------------------
Important principles underlying the Invesco Aim Proxy Voting Guidelines


I.       Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

o Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

         Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.

o Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

o Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

o Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

o Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

o Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

o Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

o Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

o Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.


II.      Incentives

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

o Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

o Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

o Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

o Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.





III.     Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.


IV.      Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.


V.       Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.


VI.      Shareholder Proposals on Corporate Governance

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.


VII. Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.


VIII.    Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.


-------------------------------------------------------------------------------
Summary


These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



-------------------------------------------------------------------------------
Exceptions

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"Share-blocking"

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.


-------------------------------------------------------------------------------
Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.


-------------------------------------------------------------------------------
Policies and Vote Disclosure


A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

------------------------------------------------------------------------------
Footnotes

(1)AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM China Fund, AIM Floating Rate Fund, AIM Global Real Estate Fund, AIM International Core Equity Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Real Estate Fund, AIM S&P 500 Index Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund, AIM Structured Value Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, Series C and Series M are available at our website, http://www.invescoaim.com.





                      Proxy Voting Policies and Procedures
                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                                    Effective
                                   June, 2008


                   Table of Contents
                                                                                                        Page

I.       SCOPE OF COMMITTEE RESPONSIBILITIES ............................................................2
II.      SPECIAL CIRCUMSTANCES...........................................................................3
A.       Routine Consents................................................................................3
B.       Securities on Loan .............................................................................4
C.       Voting Proxies for Non-US Companies ............................................................4
D.       Securities Sold After Record Date...............................................................4
  E.      Conflicts of Interest .........................................................................5
III.      VOTING GUIDELINES .............................................................................5
A.       Boards of Directors ............................................................................5
B.       Auditors........................................................................................8
C.       Compensation and Benefits ......................................................................9
D.       Capital Structure............................................................................. 11
E.       Corporate Charter and By-Laws ................................................................ 12
F.       Corporate Meetings............................................................................ 13
G.       Investment Companies.......................................................................... 13
H.       Environmental and Social Issues............................................................... 14
IV.       NOTICE TO CLIENTS............................................................................ 18


                      Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (the "Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets. When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those


--------------------

1 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
2 In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
3 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003). 4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

    policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

    In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

    The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

    The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines. The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)


---------------------------

    6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
    7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate. 8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

A.           Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

B.       Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

C.       Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D.               Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E.              Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.               Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee's general policy is to vote:


-------------------------------------------------------------------------------
             VOTE and DESCRIPTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
A. 1      FOR nominees for director of United States companies in
            uncontested elections, except for nominees who o have missed at least two meetings and, as a result,
                     attended less than 75% of meetings of the Board of
                     Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company
                     business
            o        voted to implement or renew a "dead-hand" poison
                     pill
            o        ignored a shareholder proposal that was approved by
                     either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
            o        failed to act on takeover offers where the majority of
                     the shareholders have tendered their shares
            o        are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not
                     have such committees composed exclusively of independent
                     directors
            o        on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
            o        sit on more than six boards of public companies
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.2        FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.3         FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.4        AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.5         AGAINST proposals supporting cumulative voting
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.6         FOR proposals eliminating cumulative voting
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.7         FOR proposals supporting confidential voting
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.8         FOR proposals seeking election of supervisory board members
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.9        AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.10       AGAINST shareholder proposals for term limits for directors
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.11       FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

 A.         12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
----------------------------------------------------------------------------------------

-----------------------

9 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.



 ---------------------------------------------------------------------------------------
   A.13      FOR proposals requiring a majority of independent directors on a
             Board of Directors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.14      FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.15     FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.17      FOR proposals to elect account inspectors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         18 FOR proposals to fix the membership of a Board of Directors at a specified size
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         19 FOR proposals permitting shareholder ability to nominate directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.20      AGAINST proposals to eliminate shareholder ability to nominate directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.21      FOR proposals permitting shareholder ability to remove directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.22      AGAINST proposals to eliminate shareholder ability to remove directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.23      FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.24     FOR precatory and binding resolutions requesting that the board change the company's by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.
            Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.25      AGAINST shareholder proposals requiring two candidates per board seat
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.26      AGAINST proposals to eliminate entirely directors' and officers'
             liability for monetary damages for violating the duty of care
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.27      AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.28      AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification"), but that previously the company was not required to indemnify
 ---------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.29      FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

             o If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and

             o If only the director's legal expenses would be covered
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.30      AGAINST proposals that provide that directors may be removed only for cause
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.31      FOR proposals to restore shareholders' ability to remove
              directors with or without cause
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.32      AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.33      FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the
              Investment Company Act of 1940, as amended
 ----------------------------------------------------------------------------------------


B.         Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
   B.1       FOR approval of independent auditors, except for
             o     auditors that have a financial interest in, or material
                   association with, the company they are auditing, and are
                   therefore believed by the Committee not to be independent
             o     auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's
                   financial situation
             o     on a case-by-case  basis,  auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.2       FOR proposals seeking authorization to fix the remuneration of auditors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.3       FOR approving internal statutory auditors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.4       FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
 ----------------------------------------------------------------------------------------




C.               Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
   C.1        IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely
             ----------------------------------------------------------------------------
             ----------------------------------------------------------------------------
             on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the
             Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.2         FOR proposals to eliminate retirement benefits for outside directors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.3         AGAINST proposals to establish retirement benefits for outside directors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.4         FOR proposals approving the remuneration of directors or of supervisory board members
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.5         AGAINST proposals to reprice stock options
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.6         FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.7         FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.8         AGAINST proposals seeking to pay outside directors only in stock
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.9         FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.10        AGAINST proposals to ban all future stock or stock option
              grants to executives
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.11        AGAINST option plans or grants that apply to directors or
              employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.12        FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.13        FOR shareholder proposals - based on a case-by-case analysis -
              that request the Board to establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives
 ----------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------
   C.14      AGAINST executive compensation plans in which there is a no connection between the CEO's pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.15      WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.16      FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.17       FOR shareholder proposals seeking disclosure regarding the company,
             Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.18       AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of
             compensation
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.19       FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.20      FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP")
             agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.21      FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the SERP's definition of covered compensation used to establish such benefits
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.22      AGAINST the equity plan if any of the following factors apply:
            o The total cost of the company's equity plans is
              unreasonable;
            o The plan expressly permits the repricing of stock options without prior shareholder approval; o There is a disconnect between CEO pay and the company's performance; and/or o The plan is a vehicle for poor compensation practices
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.23      FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
 ---------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------
    C.24      AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    C.25      FOR shareholder proposals to put option repricings to a
              shareholder vote
 ----------------------------------------------------------------------------------------


D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
   D.1       AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.2        FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.3        FOR management proposals approving share repurchase programs
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.4        FOR management proposals to split a company's stock
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.5        FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.6        FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.7       AGAINST proposals to create a new class of common stock with superior voting rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.8        AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.9        FOR proposals to create a new class of nonvoting or sub-voting common stock if:
             o        It is intended for financing purposes with minimal or no dilution to current shareholders; and
             o        It is not designed to preserve the voting power of an insider or significant shareholder
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.         10 AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.         11 FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
 ----------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------
   D.12       FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.13       FOR management proposals to implement a reverse stock split to avoid delisting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    D.14      FOR management proposals to increase the common share authorization for a stock split or share dividend
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.15       FOR management proposals to institute open-market share
              repurchase plans in which all shareholders may participate on equal terms
 ----------------------------------------------------------------------------------------


E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
   E.1        AGAINST proposals seeking to adopt a poison pill
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.2        FOR proposals seeking to redeem a poison pill
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.3        FOR proposals seeking to have poison pills submitted to
              shareholders for ratification
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.4        FOR management proposals to change the company's name
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.5       AGAINST proposals to require a supermajority shareholder vote
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.6        FOR proposals to lower supermajority vote requirements
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.7        AGAINST proposals giving the board exclusive authority to amend the bylaws
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.8        FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.9        CASE-BY-CASE on proposals to change a company's state of
              incorporation, taking into consideration both financial and corporate governance concerns, including: - The reasons for reincorporating - A comparison of the governance provisions -
              Comparative economic benefits, and - A comparison of the
              jurisdiction laws
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.10       FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.11       FOR proposals to restore, or provide shareholders with rights of appraisal
 ----------------------------------------------------------------------------------------



F.            Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee's general policy is to vote:
 ----------------------------------------------------------------------------------------

   F.1        AGAINST proposals that seek authority to act on "any other business that may arise"
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.2        FOR proposals designating two shareholders to keep minutes of the meeting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.3        FOR proposals concerning accepting or approving financial
              statements and statutory reports
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.4        FOR proposals approving the discharge of management and the supervisory board
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.5        FOR proposals approving the allocation of income and the dividend
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.6        FOR proposals seeking authorization to file required
              documents/other formalities
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.7        FOR proposals to authorize the corporate board to ratify and execute approved resolutions
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.8        FOR proposals appointing inspectors of elections
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.9        FOR proposals electing a chair of the meeting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.10       FOR proposals to permit "virtual" shareholder meetings over the
              Internet
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F. 11 AGAINST proposals to require rotating sites for shareholder meetings
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.         12 AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)
 ----------------------------------------------------------------------------------------


G.    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders. The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
   G.1       FOR nominees for director of mutual funds in uncontested elections, except for nominees who o have missed at least two meetings and, as a result, attended less
               than 75% of meetings of the Board of Directors and its
               committees the previous year, unless the nominee missed the meeting due to illness or fund business
             o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
             o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
             o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.2       FOR the establishment of new series or classes of shares
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.3       AGAINST proposals to change a fund's investment objective to nonfundamental
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.4      FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.5       AGAINST a shareholder proposal for the establishment of a director ownership requirement
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.6       FOR classified boards of closed-end investment companies
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.6       AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
 ----------------------------------------------------------------------------------------


H.              Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions
"micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

 ----------------------------------------------------------------------------------------
    H.1       AGAINST proposals seeking to have companies adopt
              international codes of conduct
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    H.2       AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:
              -  environmental liabilities;
              -  bank lending policies;
              - corporate political contributions or activities;
              - alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
              - costs and risk of doing business in any individual country or the standards of operations in such country;
              - involvement in nuclear defense systems or other military products; - animal welfare standards; - pricing policies; - the use of certain commodities, genetically modified materials
               or chemicals;
             - sustainability and other perceived political, environmental or social issues that do not directly relate to the economic
               operations of the company;
             - charitable contributions made by the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.3       AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.4       AGAINST proposals seeking implementation of the CERES principles
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.5       FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless: -
             The company already provides current, publicly available
               information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
              - The company's level of disclosure is comparable to or better than information provided by industry peers; and -There are no significant fines, penalties, or litigation associated with the company's environmental performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.6       AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from
             greenhouse gas emissions
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.7       FOR resolutions requesting that companies outline their
             preparations to comply with standards established by Kyoto Protocol signatory markets unless:
              -The company does not maintain operations in Kyoto signatory markets; -The company already evaluates and substantially discloses such
              information;
              -Greenhouse gas emissions do not significantly impact the
              company's core businesses; or
             -The company is not required to comply with the Kyoto Protocol standards
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.8       AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.9       AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing
             commensurate value to shareholders
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.10      AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.11      AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.12      AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  H.13       AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.14      AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.15      FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.16      AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company's EEO statement
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.17      AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.18      AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to: -label or identify products in a certain manner; -study or evaluate the use of certain company products; -increase animal welfare standards to above those required by law; or -engage in political, environmental or social activities that do not directly relate to the economic operations of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.19      CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

             - The feasibility of financially quantifying environmental risk factors; - The company's compliance with applicable legislation and/or regulations regarding environmental performance; - The costs associated with implementing improved standards; - The potential costs associated with remediation resulting from
               poor environmental performance; and
             - The current level of disclosure on environmental policies and initiatives
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.20      FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.21      CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

             - Risks associated with certain international markets; - The utility of such a report to shareholders; and - The existence of a publicly available code of corporate conduct that applies to international operations
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.22      CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: - The nature and amount of company business in that country; - The company's workplace code of conduct; -
             Proprietary and confidential information involved; - Company compliance with U.S. regulations on investing in the
               country; and/or
             - Level of peer company involvement in the country
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.23      CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

             - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
             - Agreements with foreign suppliers to meet certain workplace standards;
             - Whether company and vendor facilities are monitored and how; -
             Company participation in fair labor organizations; - Type of business; - Proportion of business conducted overseas; - Countries of operation with known human rights abuses;
 ---------------------------------------------------------------------------------------

     11 Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

----------------------------------------------------------------------------
 - Whether the company has been recently involved in significant labor and human rights controversies or violations; - Peer company standards and practices; and
 - Union presence in company's international factories
----------------------------------------------------------------------------


IV. NOTICE TO CLIENTS

    BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

    BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

    These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.



I. PROXY VOTING POLICY AND PROCEDURES

   A. POLICY.

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

   B. PROXY VOTING PROCEDURES.

   All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

      1. Keep a record of each proxy received.

      2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

      3. Determine which accounts managed by DVM holds the security to which the proxy relates.

      4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

      6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

      7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

      8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31/st/ of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

       . the name of the issuer of the portfolio security;

       . the exchange ticker symbol of the portfolio security/1/;

       . the CUSIP number of the portfolio security/1/;

       . the shareholder meeting date;

- --------
/1/ The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

       .  a brief description of the matter voted on;

       .  whether the matter was put forward by the issuer or a shareholder;

       .  whether the investment company Client voted;

       .  how the investment company Client cast its vote; and

       . whether the investment company Client cast its vote for or against management.

   C. VOTING GUIDELINES.

   In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

   Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

   Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

      1. Whether the proposal was recommended by management and DVM's opinion of management;

      2. Whether the proposal acts to entrench existing management; and

      3. Whether the proposal fairly compensates management for past and future performance.

   DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

   D. CONFLICTS OF INTEREST.

   The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

   If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

   E. DISCLOSURE.

   DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

   A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

   F. RECORD KEEPING.

   The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

      1. Copies of these proxy voting policies and procedures and any amendments thereto.

      2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

      4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

      6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.





                   FRANKLIN ADVISORY SERVICES, LLC

                  PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1. The issuer is a client(1) of Investment Manager or its affiliates;




1 For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4.   The issuer is a significant executing broker dealer; (3)

5. An Access Person(4) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(5) of such director or trustee, also serves as an officer or director of the issuer; or

7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the





---------------------
2 The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
3 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).
4 "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue
Code (26 U.S.C. 152).



voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.


The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes antitakeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a caseby-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney;
(iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.


Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8. The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients' disclosure documents.


13. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.


14. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.  At least annually, the Proxy Group will verify that:

o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

o Timely filings were made with applicable regulators related to proxy voting.

      The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to:
      Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.




As of January 15, 2009

                                                                       July 2003

                              GOLDMAN, SACHS & CO.
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                           GOLDMAN SACHS PRINCETON LLC
                             (COLLECTIVELY, "GSAM")

                        SUMMARY OF POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

   Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

PUBLIC EQUITY INVESTMENTS

OVERVIEW OF GSAM PROXY VOTING POLICY

   To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

   The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM's fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

   Each GSAM equity portfolio management team ("Portfolio Management Team") has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team's investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

   In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services ("ISS"), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM's decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM's oversight, will generally result in proxy voting decisions which are favorable to shareholders' interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

CONFLICTS OF INTEREST

   The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team's decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

   [LOGO]

                                          Goldman Sachs Asset Management
                                          OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

   Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

   Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

   To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

   In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

   The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

- --------
* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

   Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

   While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

   Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

   In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

   As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

   Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

   Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by

GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

   GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

   Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

   Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                     APPENDIX A

                 ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    . Historic trading patterns

    . Rationale for the repricing

    . Value-for-value exchange

    . Option vesting

    . Term of the option

    . Exercise price

    . Participation

B. EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

    . Purchase price is at least 85 percent of fair market value;

    . Offering period is 27 months or less; and

    . Potential voting power dilution is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                             Harris Associates L.P.

               PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
- -----------------------------------------------------------------------------

I. PROXY VOTING POLICY

   Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

         Approved by the Proxy Voting Committee on February 11th, 2008

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

                             Harris Associates L.P.


    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.


    2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    3. Harris will normally vote against the adoption of poison pill plans.

    4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

    6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

    7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

    8. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

    9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services ("ISS"), the Firm's proxy voting service provider, opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

CERTAIN OTHER ISSUES

   Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

   PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

   PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

   PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

   VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

   In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

   In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

   VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

   RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/ on The Oakmark Funds website.

         Approved by the Proxy Voting Committee on February 11th, 2008

                      PROXY VOTING POLICIES AND PROCEDURES
                             As of January 31, 2008

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("ING CRES") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group ("RMG") to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and
- if available - other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst's decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm's investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA Clients"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and
(3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures (and, if desired, the firm's proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client's proxy.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  February 2008

   The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

   GENERAL POLICY. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

   PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

   INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.


- --------
/1/  All references to portfolio managers include assistant portfolio managers.

   VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

   To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

   The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

   PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

   PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

   CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

   A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

   If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

   REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30/th/ on Janus' website.

   Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2008

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

   The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

   The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

   In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

   The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

   In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

   The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

    1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

    2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

    . attend less than 75% of the board and committee meetings without a valid excuse;

    . ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

    . are non-independent directors and sit on the audit, compensation or nominating committees;

    . are non-independent directors and the board does not have an audit, compensation, or nominating committees;

    . are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

    . are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

    . serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service); or

    . are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

    3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis./*/

    4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

    5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

    6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

    7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

    8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

    9. Janus will generally vote with management regarding proposals to declassify a board.

    10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

    11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

    12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis./*/

    13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

   Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

   Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors' interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

   In addition, Janus will generally oppose plans that:

    .  provide for re-pricing of underwater options;

    .  provide for automatic replenishment ("evergreen") or reload options;

    . create an inconsistent relationship between long term share performance and compensation increases; and/or

    . are proposed by management and do not demonstrate good stewardship of investors' interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

    14. Janus will generally vote in favor of proposals relating to ESPPs--so long as shares purchased through plans are priced no less than 15% below market value.

    15. Janus will generally vote in favor of proposals requiring the expensing of options.

    16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

    18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

    22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm;

    .  The triggering mechanism should be beyond the control of management; and

    . The amount should not exceed three times base salary plus guaranteed benefits.

    23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

    . requiring executive officers and directors to hold a minimum amount of stock in the company;

    . requiring stock acquired through exercised options to be held for a certain period of time; and

    .  using restricted stock grants instead of options.

Other Corporate Matters

    24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    26. Janus will generally oppose proposals for different classes of stock with different voting rights.

    27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service./*/

    28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

    29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

    30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis./*/

    31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    32. Janus will evaluate plans of reorganization on a case-by-case basis./*/

    33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    34. Janus will generally vote in favor of proposals regarding changes in company name.

    35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis./*/

    36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis./*/

    37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

    40. Janus will generally vote in favor of proposals to require that voting be confidential.

    41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

    42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

    43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

   Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

    44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

    45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

- --------
* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

1

                                                                   November 2008




                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC
                                       AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.

A.  Introduction

                  Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, "Lazard") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

                  Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.  Responsibility to Vote Proxies

                 Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

         As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.





C.  General Administration

                  1.  Overview

                  Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

                  2.  Role of Third Parties

                  To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

          ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

                  3.  Voting Process

                  Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

                  Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

                  In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS' recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

                  Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS' recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.  Specific Proxy Items

                  Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

         Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

                  1.  Routine Items

                  Lazard generally votes routine items as recommended by the issuer's management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     o    routine election or re-election of directors;

     o appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     o    issues relating to the timing or conduct of annual meetings; and

     o    name changes.


                  2. Corporate Governance and Shareholder Rights Matters

                  Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                   a.  Board of Directors and Its Committees

                  Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors. Lazard believes that in most instances, a board and the issuer's management are in the best position to make the determination how to best increase a board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

     o For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

     o For a requirement that a substantial majority (e.g. 2/3) of a US or UK company's directors be independent;

     o On a case-by-case basis regarding the election of directors where the board does not have independent "key committees" or sufficient independence;

     o For proposals that a board's committees be comprised solely of independent directors or consist of a majority of independent directors;

     o For proposals to limit directors' liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

     o For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

     o On a case-by-case basis on all proposals relating to cumulative voting;

     o Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

     o Against shareholder proposals seeking union or special-interest representation on the board;

     o Against shareholder proposals seeking to establish term limits or age limits for directors;

     o On a case-by-case basis on shareholder proposals seeking to require that the issuer's chairman and chief executive officer be different individuals;

     o Against shareholder proposals seeking to establish director stock-ownership requirements; and

     o Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.


     b.   Anti-takeover Measures

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     o Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     o On a case-by-case basis regarding shareholder rights plans (also known as "poison pill plans") and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

     o Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

     o    Against "blank check" preferred stock; and

     o On a case-by-case basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.


          c.   Conduct of Shareholder Meetings

                  Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

          o    Against proposals to adjourn meetings;

          o Against proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

          o    For proposals providing for confidential voting;

          o Against efforts to eliminate or restrict right of shareholders to act by written consent;

          o Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

          o On a case-by-case basis on changes to quorum requirements.

          3.   Changes to Capital Structure

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

          o For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          o    For stock splits and reverse stock splits;

          o On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

          o On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

          o For management proposals to adopt or amend dividend reinvestment plans;

          o Against changes in capital structure designed to be used in poison pill plans; and

          o On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.


          4. Stock Option Plans and Other Executive Compensation Issues

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

          o On a case-by-case basis regarding all stock option plans;

          o    Against   restricted   stock   plans  that  do  not  involve  any
               performance criteria;

          o    For employee stock purchase plans;

          o    On a case-by-case basis for stock appreciation rights plans;

          o    For deferred compensation plans;

          o    Against proposals to approve executive loans to exercise options;

          o    Against proposals to re-price underwater options;

          o On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.


          5. Mergers and Other Significant Transactions

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

          6.   Social and Political Issues

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.


E. Voting Non-U.S. Securities

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

     There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard ("KCG"), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.  Conflicts of Interest

         1.  Overview

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

          o Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

          o Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

          o Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

          o A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

          2. General Policy and Consequences of Violations

         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

          3.   Monitoring for Conflicts and Voting When a Material Conflict
               Exists

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          a. Where Approved Guideline Is For or Against

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether an actual or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          b. Where Approved Guideline Is Case-by-Case

         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS' Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.       Other Matters

1.       Issues Relating to Management of Specific Lazard Strategies

         Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

         Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

         Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

         2. Stock Lending

         As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.    Review of Policy

         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.




                 BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                   PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.


VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained RiskMetrics Group's ISS Governance Services unit ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. (RiskMetrics Group's ISS Governance Services unit was formerly known as Institutional Shareholder Services.) Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.


VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.


HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.


CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholder meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.


WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting where share blocking restrictions apply.

Share blocking restrictions are designed to establish eligibility for voting and require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

Because of these inherent risks, we have decided not to vote when share blocking applies unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase or decrease in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities that details the upcoming meetings where share blocking applies. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.


RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.


REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch
Financial
Management,
Inc.
Attention:
Compliance
Department
John
Hancock
Tower
200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116
USA

By telephone  (617) 266-8300

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                             PROXY VOTING PHILOSOPHY

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote in favor for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of RiskMetrics Group's ISS Governance Services unit ("ISS"), a recognized authority on proxy voting and corporate governance. (RiskMetrics Group's ISS Governance Services unit was formerly known as Institutional Shareholder Services.) Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.


                             PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following attachments are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.

                                RiskMetrics Group

                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009


 Copyright (C) 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

 All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, a nd is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm; o The length of rotation specified in the proposal; o Any significant audit-related issues at the company; o The number of Audit Committee meetings held each year; o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITH HOLD(2) from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

--------------------------------

1 RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary. 2 In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

        -   Pattern of absenteeism; and

        -   Other extraordinary circumstances underlying the director's absence;

o    Sit on more than six public company boards;

o Are CEOs of public companies who sit on the boards of more than two public companies besides their own- - withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

o The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o    The non-audit fees paid to the auditor are excessive;

o The company receives an adverse opinion on the company's financial statements from its auditor; or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

o The company fails to submit one-time transfers of stock options to a shareholder vote;

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o The company has backdated options (see "Options Backdating" policy); The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          - serves as liaison between the chairman and the independent directors;
          -    approves information sent to the board;
          -    approves meeting agendas for the board;
          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          -    has the authority to call meetings of the independent directors;
          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

o    Two-thirds independent board;

o        All independent key committees;

o        Established governance guidelines;

o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

         - Egregious compensation practices;

         - Multiple related-party transactions or other issues putting director independence at risk;

         - Corporate and/or management scandals;

         - Excessive problematic corporate governance provisions; or

         - Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

o a classified board structure;
o a supermajority vote requirement;
o majority vote standard for director elections with no carve out for contested elections;
o the inability of shareholders to call special meetings; o the inability of shareholders to act by written consent; o a dual-class structure; and/or o a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;
o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;

o    One or more of the dissident's candidates is elected;

o    Shareholders are not permitted to cumulate their votes for directors; and

o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o    Shareholders have approved the adoption of the plan; or

o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o    No lower than a 20% trigger, flip-in or flip-over;

o    A term of no more than three years;

o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

o the trigger (NOL pills generally have a trigger slightly below 5%);

o    the value of the NOLs;

o    the term;

o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

o    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

o    Reasons for reincorporation;

o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

o    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

Vote FOR proposals to create 'declawed' blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o    The total cost of the company's equity plans is unreasonable;

o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o    The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

o Excessive perks/tax reimbursements:

     - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

     - Reimbursement of income taxes on executive perquisites or other payments;

     - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious pension/SERP (supplemental executive retirement plan) payouts:

     - Inclusion of additional years of service not worked that result in significant payouts;

     -    Inclusion   of   performance-based   equity   awards  in  the  pension
          calculation;

o New CEO with overly generous new hire package:

           -    Excessive "make whole" provisions;

     -    Any of the poor pay practices listed in this policy;

o Excessive severance and/or change in control provisions:

     - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

     - Payments upon an executive's termination in connection with performance failure;

     - Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

     - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

     - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

     - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

     - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

o Dividends or dividend equivalents paid on unvested performance shares or units; o Poor disclosure practices:

     - Unclear explanation of how the CEO is involved in the pay setting process;

     -    Retrospective performance targets and methodology not discussed;

     - Methodology for benchmarking practices and/or peer group not disclosed and explained;

o        Internal Pay Disparity:

     - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

o    Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     Relative Considerations:

o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD

o    Evaluation of peer groups used to set target pay or award opportunities;

o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     Design Considerations:

     -----------------------

o    Balance of fixed versus performance-driven pay;

o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     Communication Considerations:

o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:


o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

o Rationale for the re-pricing--was the stock price decline beyond management's control?

o Is this a value-for-value exchange?

o Are surrendered stock options added back to the plan reserve?

o Option vesting--does the new option vest immediately or is there a black-out period?

o Term of the option--the term should remain the same as that of the replaced option;

o    Exercise price--should be set at fair market or a premium to market;

o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

     -    Rigorous stock ownership guidelines, or

     - A holding period requirement coupled with a significant long-term ownership requirement, or

     -    A meaningful retention ratio,

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o    Whether  the   company's   analysis  and  voting   recommendation   to
          shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o The company's level of disclosure is at least comparable to that of industry peers; and o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

o Significant controversies, fines, or litigation surrounding a company's public policy activities,

o The company's current level of disclosure on lobbying strategy, and

o The impact that the policy issue may have on the company's business operations.

 Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering: o The degree to which existing relevant policies and practices are disclosed;


o Whether or not existing relevant policies are consistent with internationally recognized standards;

o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

o    The scope of the request; and

o Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame


                              CLEARBRIDGE ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                    AMENDED AND RESTATED AS OF JUNE 26, 2007

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
II. GENERAL GUIDELINES
III. HOW CLEARBRIDGE VOTES
IV. CONFLICTS OF INTEREST
V. VOTING POLICY (1) Election of directors
(2) Proxy contests
(3) Auditors
(4)Proxy contest defenses
(5) Tender offer defenses
(6) Miscellaneous governance provisions
(7) Capital structure
(8) Executive and director compensation
(9) State of incorporation
(10) Mergers and corporate restructuring
(11) Social and environmental issues
(12) Miscellaneous

VI. OTHER CONSIDERATIONS
(1) Share Blocking
(2) Securities on Loan
VII. DISCLOSURE OF PROXY VOTING
VIII. RECORDKEEPING AND OVERSIGHT

                            CLEARBRIDGE ADVISORS'(1)
                      Proxy Voting Policies and Procedures
I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a



1 These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge") matter is non-routine, e.g., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest

    ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

    D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

B.  All conflicts of interest identified pursuant to the procedures outlined in
    Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

    E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3) Third Party Proxy Voting Firm - Conflicts of Interests

    With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be


* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.


occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)         Election of Directors

        A. Voting on Director Nominees in Uncontested Elections.

            1. We withhold our vote from a director nominee who:

               (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

               (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

               (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

               (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

               (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

             2. We vote for all other director nominees.

        B. Chairman and CEO is the Same Person.

            1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

o        Designation of a lead director
o        Majority of independent directors (supermajority)
o        All independent key committees
o        Size of the company (based on market capitalization)
o        Established governance guidelines
o        Company performance

        C.   Majority of Independent Directors

     1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

     2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.      Stock Ownership Requirements

   1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       Term of Office

     1. We vote against shareholder proposals to limit the tenure of independent directors.

F.       Director and Officer Indemnification and Liability Protection

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

        G. Director Qualifications

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

A.   Voting for Director Nominees in Contested Elections

             1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B.       Reimburse Proxy Solicitation Expenses

             1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)        Auditors

        A. Ratifying Auditors

             1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

        B. Financial Statements and Director and Auditor Reports

          1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

       C. Remuneration of Auditors

          1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

       D. Indemnification of Auditors

          1.   We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

        A. Board Structure: Staggered vs. Annual Elections

          1.   We vote against proposals to classify the board.

          2. We vote for proposals to repeal classified boards and to elect all directors annually.

        B.  Shareholder Ability to Remove Directors

          1. We vote against proposals that provide that directors may be removed only for cause.

          2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

          3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.      Cumulative Voting

          1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

          2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

          3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D.       Majority Voting

          1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E. Shareholder Ability to Call Special Meetings

          1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F.       Shareholder Ability to Act by Written Consent

          1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

          2. We vote for proposals to allow or make easier shareholder action by written consent.

G. Shareholder Ability to Alter the Size of the Board

          1.   We vote for proposals that seek to fix the size of the board.

          2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H.       Advance Notice Proposals

          1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

        I. Amendment of By-Laws

          1. We vote against proposals giving the board exclusive authority to amend the by-laws.

          2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

        J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

             We review on a case-by-case basis all proposals seeking amendments to the articles of association.

             We vote for article amendments if:

               o    shareholder rights are protected;

               o    there is negligible or positive impact on shareholder value;

               o    management provides adequate reasons for the amendments; and

               o    the company is required to do so by law (if applicable).

(5)           Tender Offer Defenses

        A. Poison Pills

     1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

     3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

        B. Fair Price Provisions

             1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

             2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

        C. Greenmail

     1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

        D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
     Bylaws

     1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F.   Supermajority Shareholder Vote Requirement to Approve Mergers

     1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G.   White Squire Placements

             1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)     Miscellaneous Governance Provisions

     A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A. 1 above.

     B. Equal Access

    1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

    1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

    1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

     E. Other Business

    We vote for proposals that seek to bring forth other business matters.

     F. Adjourn Meeting

    We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

     G. Lack of Information

          We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)         Capital Structure

     A. Common Stock Authorization

     1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

     2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

     3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

             1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

             1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

          1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

          2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

          3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

          4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

          1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

    1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c)   Percentage of the rights offering (rule of thumb less than 5%).

    2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

          1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

          1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock


          1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders

          o It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

          1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     K. Debt Issuance Requests

             When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

             We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

             We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

     L. Financing Plans

          We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)      Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

     1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     2. Amendments to Added Performance-Based Goals

        a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

        a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

     4. Approval of Cash or Cash-and-Stock Bonus Plans

        a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.


     D.   Shareholder Proposals to Limit Executive and Director Pay

     1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

     2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

     We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

o        Compensation committee comprised of independent outside directors
o        Maximum award limits
o        Repricing without shareholder approval prohibited

     E.   Golden Parachutes

     1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

     2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F.   Employee Stock Ownership Plans (ESOPs)

     1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G.   401(k) Employee Benefit Plans

     1. We vote for proposals to implement a 401(k) savings plan for employees.

     H.   Stock Compensation Plans

     1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

     2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I.   Directors Retirement Plans

     1.   We vote against retirement plans for non-employee directors.

     2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

     J.   Management Proposals to Reprice Options

     1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

     K.   Shareholder Proposals Recording Executive and Director Pay

     1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

     2. We vote against shareholder proposals requiring director fees be paid in stock only.

     3. We vote for shareholder proposals to put option repricing to a shareholder vote.

     4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)      State/Country of Incorporation

        A. Voting on State Takeover Statutes

     1. We vote for proposals to opt out of state freeze-out provisions. 2. We vote for proposals to opt out of state disgorgement provisions.


        B. Voting on Re-incorporation Proposals

     1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc);
          advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C.   Control Share Acquisition Provisions

     1. We vote against proposals to amend the charter to include control share acquisition provisions.

     2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     3.   We vote for proposals to restore voting rights to the control shares.
          4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A.   Mergers and Acquisitions

     1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the
          capital  structure;   impact  on  shareholder   rights.

     B.   Corporate Restructuring

     1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C.       Spin-offs

     1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       Asset Sales

     1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       Liquidations

     1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       Appraisal Rights

     1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.       Changing Corporate Name

     1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

H.       Conversion of Securities

     1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

        I. Stakeholder Provisions

     1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     2.   the percentage of sales, assets and earnings affected;

     3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


     4. whether the issues presented should be dealt with through government or company-specific action;

     5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     6. whether the company's analysis and voting recommendation to shareholders is persuasive;

     7.   what other companies have done in response to the issue;

     8.   whether the proposal itself is well framed and reasonable;

     9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

     10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

     1.   Energy and Environment

     2.   Equal Employment Opportunity and Discrimination

     3.   Product Integrity and Marketing

     4.   Human Resources Issues

(12) Miscellaneous

     A.   Charitable Contributions

     1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B.   Operational Items

     1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

     4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     6. We vote against proposals to approve other business when it appears as voting item.

        C. Routine Agenda Items

             In some markets, shareholders are routinely asked to approve:

o        the opening of the shareholder meeting
o        that the meeting has been convened under local regulatory requirements
o        the presence of a quorum
o        the agenda for the shareholder meeting
o        the election of the chair of the meeting
o        regulatory filings
o        the allowance of questions
o        the publication of minutes
o        the closing of the shareholder meeting

              We generally vote for these and similar routine management proposals.

     D.   Allocation of Income and Dividends

          We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

     E.   Stock (Scrip) Dividend Alternatives

     1.   We vote for most stock (scrip) dividend proposals.

     2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1)      Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)      Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING



ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if
(1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

  - a copy of these policies and procedures;
  - a copy of each proxy form (as voted);
  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
  - documentation relating to the identification and resolution of conflicts of interest;
  - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
- a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.


                                             Appendix A




                                             Memorandum

To:                All ClearBridge Employees
From:              Legal and Compliance
Date:              May 1, 2007
Re: Updated ClearBridge Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting



ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of ____ 2007. The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

         While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships(1) which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

         As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.



_____________________

1,2 As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a nonClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.


        The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                             Proxy Committee Members
                               a/o September 2008



Voting Members
o        Peter Vanderlee, Chairman
o        Eric Thomson, Secretary
o        Mary Jane McQuillen, SAI
o        Nicole Tarallo


Non-Voting Members (except as to address potential conflicts of interest)
o        Barbara Manning
o        Brian Murphy
o        Leonard Larrabee
o        Michael Scanlon


Non-Voting Members
o        Tammie Kim
o        Tonya Gojani


At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.



LEGG MASON CAPITAL MANAGEMENT

Policies & Procedures (November 7, 2008)

                                  PROXY VOTING

        The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

        The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

        The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

        The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

Compliance Review

        A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

     2
Identifying Conflicts

In identifying conflicts of interest, a Compliance Officer will review the following issues:

(i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

(ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

(iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

Assessing Materiality

        If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

        If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

        If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

(i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

     (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

     (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

     3
Notification to Clients

        To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

Proxy Officer Duties

        The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.


Proxy Administration Officer Duties The Proxy
Administration Officer will:

(i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

(ii) When proxy data is received from the Firm's Proxy Administration Vendor, reconcile the number of shares indicated on the proxy with the Firm's internal data on shares held as of the record date;

a) Other Discrepancies Noted

If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

1) Manual Voting

If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

(iii) Use best efforts to obtain missing proxies from custodian;

(iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

     4
(v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner; (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

(vii) Obtain evidence of receipt and maintain records of all proxies voted.

                               SCHEDULE 3
                             PROXY VOTING GUIDELINES


The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below. Four principal areas of interest to shareholders:

 1)Obligations of the Board of Directors
 2) Compensation of management and the Board of Directors
 3) Take-over protections
 4) Shareholders' rights



 ---------------------------------------------------------------------------------------------
                          Proxy Issue                                 Firm Guideline


 ---------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Independence of Boards of Directors: majority of unrelated                 For
 directors, independent of management
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Nominating  Process:   independent   nominating  committee                 For
 seeking  qualified   candidates,   continually   assessing
 directors and proposing new nominees
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Size and Effectiveness of Boards of Directors: Boards                      For
 must be no larger than 15 members
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Cumulative Voting for Directors                                            For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Staggered Boards                                                         Against
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Separation of Board and Management Roles (CEO/Chairman)               Case-by-Case
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Compensation Review Process: compensation committee                        For
 comprised of outside, unrelated directors to ensure
 shareholder value while rewarding good performance
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Director Liability & Indemnification: support limitation                   For
 of liability and provide indemnification
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Audit Process                                                              For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Board Committee Structure: audit, compensation, and                        For
 nominating and/or governance committee consisting
 entirely of independent directors
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Monetary Arrangements for Directors: outside of normal                     For
 board activities amts should be approved by a board of
 independent directors and reported in proxy
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Fixed Retirement Policy for Directors                                 Case-by-Case
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Ownership Requirement: all Directors have direct and                       For
 material cash investment in common shares of Company
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Proposals on Board Structure: (lead director, shareholder                  For
 advisory committees, requirement that candidates be
 nominated by shareholders, attendance at meetings)
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Annual Review of Board/CEO by Board                                        For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Periodic Executive Sessions Without Mgmt (including CEO)                   For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Votes for Specific Directors                                          Case-by-Case
 ---------------------------------------------------------------------------------------------


                                                      - Continued -






 --------------------------------------------------------------------------------------
                        Proxy Issue                              Firm Guideline


 --------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Stock Option and Incentive Compensation Plans:                   Case-by-Case
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Form of Vehicle: grants of stock options, stock                  Case-by-Case
 appreciation rights, phantom shares and restricted stock
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Price                                                     Against plans whose
                                                           underlying securities are
                                                           to be issued at less than
                                                           100% of the current market
                                                           value
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Re-pricing: plans that allow the Board of Directors to              Against
 lower the exercise price of options already granted if
 the stock price falls or under-performs the market
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expiry: plan whose options have a life of more than ten          Case-by-Case
 years
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expiry: "evergreen" stock option plans                              Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Dilution:                                                 Case-by-Case - taking
                                                           into account value
                                                           creation, commitment to
                                                           shareholder-friendly
                                                           policies, etc.
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Vesting: stock option plans that are 100% vested when               Against
 granted
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Performance Vesting: link granting of options, or                     For
 vesting of options previously granted, to specific
 performance targets
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Concentration: authorization to allocate 20% or                     Against
 more of the available options to any one
 individual in any one year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Director Eligibility: stock option plans for directors           Case-by-Case
 if terms and conditions are clearly defined and
 reasonable
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control:  stock option plans with change in               Against
 control  provisions  that  allow  option  holders  to
 receive  more for  their  options  than  shareholders
 would receive for their shares
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control: change in control arrangements                   Against
 developed during a take-over fight specifically to
 entrench or benefit management
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control: granting options or bonuses to                   Against
 outside directors in event of a change in control
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Board Discretion: plans to give Board broad discretion              Against
 in setting terms and conditions of programs
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Employee Loans: Proposals authorizing loans to employees            Against
 to pay for stock or options
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Director Compensation: % of directors' compensation in                For
 form of common shares
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Golden Parachutes                                                Case-by-Case
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expense Stock Options                                                 For
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Severance Packages: must receive shareholder approval                 For
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Lack of Disclosure about Provisions of Stock-based Plans            Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Reload Options                                                      Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Plan Limited to a Small Number of Senior Employees                  Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Employee Stock Purchase Plans                                    Case-by-Case
 --------------------------------------------------------------------------------------
                                  - Continued -






 --------------------------------------------------------------------------------------
                        Proxy Issue                              Firm Guideline


---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Shareholder Rights Plans: plans that go beyond ensuring              Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Going Private Transaction, Leveraged Buyouts and                  Case-by-Case
Other Purchase Transactions
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Lock-up Arrangements: "hard" lock-up arrangements that               Against
serve to prevent competing bids in a takeover situation
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Crown Jewel Defenses                                                 Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Payment of Greenmail                                                 Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
"Continuing    Director"   or   "Deferred   Redemption"              Against
Provisions:   provisions   that   seek  to  limit   the
discretion of a future board to redeem the plan
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Change Corporation's Domicile: if reason for                         Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Poison Pills: receive shareholder ratification                         For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Redemption/Ratification of Poison Pill                                 For
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Confidential Voting by Shareholders                                    For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Dual-Class Share Structures                                          Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Linked Proposals: with the objective of making one                   Against
element of a proposal more acceptable
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Blank Check Preferred Shares: authorization of, or an                Against
increase in, blank check preferred shares
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Supermajority Approval of Business Transactions:                     Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Increase in Authorized Shares: provided the amount                     For
requested is necessary for sound business reasons
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Shareholder Proposals                                             Case-by-Case
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Stakeholder Proposals                                             Case-by-Case
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Issuance  of  Previously  Authorized  Shares  with  Voting           Against
Rights  to  be  Determined  by  the  Board  without  Prior
Specific Shareholder Approval
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
"Fair Price" Provisions: Measures to limit ability to                  For
buy back shares from particular shareholder at
higher-than-market prices
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Preemptive Rights                                                      For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Actions altering Board/Shareholder Relationship Require                For
Prior Shareholder Approval (including "anti-takeover"
measures)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Allow Shareholder action by written consent                            For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Allow Shareholders to call Special Meetings                            For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Social and Environmental Issues                                 As recommended by
                                                               Company Management
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Reimbursing Proxy Solicitation Expenses                           Case-by-Case
---------------------------------------------------------------------------------------


  [GRAPHIC OMITTED][GRAPHIC OMITTED]

                     Proxy Voting Policy and Procedure Manual

                      Loomis, Sayles & Company, L.P. June 2008            15
                                   All Rights Reserved

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                               Proxy Voting Policy
                              and Procedure Manual

                                  JUNE 30, 2004

                                     AMENDED
                                 MARCH 31, 2005
                                  MAY 16, 2005
                                 MARCH 31, 2007
                                 AUGUST 30, 2007
                                 MARCH 31, 2008
                                  June 25, 2008



     CONTENTS

    1     GENERAL                                                                           5
          Introduction
          General Guidelines
          Proxy Committee
          Conflicts of Interest
          Recordkeeping and Disclosure

    2     PROPOSALS USUALLY VOTED FOR                                                      10

          Director Nominees in Uncontested Elections Chairman and CEO are the
          Same Person Election of CEO Director Nominees Shareholder Ability to
          Remove Directors Annual Election of Directors Election of Mutual Fund
          Trustees Shareholder Ability to Alter the Size of the Board
          Independent Audit, Compensation and Nominating Committees Ratifying
          Auditors Cumulative Voting Majority Voting Fair Price Provisions White
          Squire Placements Equal Access Stock Distributions: Splits and
          Dividends Blank Check Preferred Authorization Adjustments to Par Value of Common Stock Share Repurchase Programs OBRA-Related Compensation
          Proposals Appraisal Rights Changing Corporate Name Confidential Voting
          Golden and Tin Parachutes Delivery of Electronic Proxy Materials








    3     PROPOSALS USUALLY VOTED AGAINST                                                  13
          Shareholder Ability to Remove Directors
          Staggered Director Elections
          Stock Ownership Requirements
          Term of Office
          Director and Officer Indemnification and Liability Protection
          Shareholder Ability to Call Special Meetings
          Shareholder Ability to Act by Written Consent
          Unequal Voting Rights
          Supermajority Shareholder Vote Requirements
          Charitable and Political Contributions
          Common Stock Authorization


    4     PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE               15
          Compensation Plans
          Stock Option Plans
          Employee Stock Ownership Plans
          401(k) Employee Benefit Plans
          Executive Compensation Advisory Resolutions ("Say-on-Pay")


    5     PROPOSALS REQUIRING SPECIAL CONSIDERATION                                        16
          Director Nominees in Contested Elections
          Proxy Contest Defenses
          Reimburse Proxy Solicitation Expenses
          Tender Offer Defenses
          Poison Pills
          Greenmail
          Bundled Proposals
          Shareholder Advisory Committees
          Preemptive Rights
          Debt Restructurings
          Shareholder Proposals to Limit Executive and Director Pay
            State Takeover
          Statutes
          Reincorporation Proposals
          Mergers and Acquisitions
          Corporate Restructuring
          Spin-offs
          Asset Sales
          Liquidations
          Environment and Social issues
               Energy and Environment
               Northern Ireland
               Military Business
               Maquiladora Standards and International Operations Policies
               Third World Debt Crisis
               Equal Employment Opportunity and Discrimination
               Animal Rights
               Product Integrity and Marketing
               Human Resource Issues
          Mutual Fund Investment Advisory Agreement
          Mutual Fund Fundamental Investment Restrictions
          Mutual Fund Distribution Agreements


     1. GENERAL

A. Introduction.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

     Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. General Guidelines.

     The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.   Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,
          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b. to oversee the proxy voting process, including; (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines, (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.   Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy


     Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

     Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
     (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

     Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

     Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.





     2. PROPOSALS USUALLY VOTED FOR

     Proxies involving the issues set forth below generally will be voted FOR.

     Director Nominees in Uncontested Elections:

     A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

     B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

     Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

     Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

     Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

     Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

     Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

     Shareholder Ability to Alter the Size of the Board:
     A.  Vote for proposals that seek to fix the size of the board.
     B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Ratifying Auditors:
     A. Generally vote for proposals to ratify auditors.
     B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

     Cumulative Voting: Vote for proposals to permit cumulative voting.

     Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

     Fair Price Provisions:
     A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

     Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

     Blank Check Preferred Authorization:
     A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
     B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
     C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

     Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals: A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
     B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

     C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

     D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

     Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Changing Corporate Name:  Vote for changing the corporate name.

     Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

     Golden and Tin Parachutes:
     A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

     Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.


     3. PROPOSALS USUALLY VOTED AGAINST

     Proxies involving the issues set forth below generally will be voted
AGAINST.

     Shareholder Ability to Remove Directors:
     A. Vote against proposals that provide that directors may be removed only for cause. B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Staggered Director Elections: Vote against proposals to classify or stagger the board.

     Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

     Director and Officer Indemnification and Liability Protection: A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
     B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

     Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

     Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

     Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

     4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

     Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

     Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

     Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide: A. Vote against plans which expressly permit repricing of underwater options. B. Vote against proposals to make all stock options performance based. C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service. D. Vote for proposals that request expensing of stock options.

     Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

     401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

     Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.


     5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

     Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

     Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

     Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

     Poison Pills:
     A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     C. Review on a case-by-case basis management proposals to ratify a poison pill.

     Greenmail:
     A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

     Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

     Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

     Shareholder Proposals to Limit Executive and Director Pay: A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

     State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

     Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
     (iv) is otherwise appropriate for the issuer.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Military Business: Proposals on defense issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Third World Debt Crisis: Proposals dealing with third world debt.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Animal Rights: Proposals that deal with animal rights.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

     Human Resources Issues: Proposals regarding human resources issues.

     Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

     Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

     Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.







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[LOGO]
LORD ABBETT


                                                                  April 17, 2008

                            LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

   The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

   Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

   SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

   Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

   The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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[LOGO]
LORD ABBETT


   SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

   Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (I.E., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

   For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

   Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

   Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

   There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

    1) Attending less than 75% of board and committee meetings without a valid excuse.

    2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

    3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

    4) Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

    5) Failing to replace management as appropriate.

   We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and,

                                        2

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[LOGO]
LORD ABBETT

as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

INCENTIVE COMPENSATION PLANS

   We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

   We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

    1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

    2) Management's rationale for why the repricing is necessary.

    3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

    4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

   We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

   There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

   On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

                                        3

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[LOGO]
LORD ABBETT


Supermajority Voting

   Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

   Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

   Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

    1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

    2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

    3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

    4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

    . Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

    .  No dead-hand or no-hand pills.

    . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

    . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

   It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                 January 1, 2009

                  Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

D.       Records Retention; and

E. Reports.

     A. VOTING GUIDELINES

         1.       General Policy; Potential Conflicts of Interest

                  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

                  In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

                  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

                  These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

         2.   MFS' Policy on Specific Issues

                  Election of Directors

                  MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not "independent."

                  MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine:
         (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

                  MFS will also not support a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be "excessive" due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted "excessive" executive compensation, MFS may also not support the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

                  MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

                  Majority Voting and Director Elections

                  MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals"). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company's election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
o Vest management of the process in the company's independent directors, other than the nominee in question; and
o Outline the range of remedies that the independent directors may consider concerning the nominee.

                  Classified Boards

                  MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

                  Non-Salary Compensation Programs

                  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

                  MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

                  MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year.

                  Expensing of Stock Options

                  MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

                  Executive Compensation

                  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer's compensation committee members is the appropriate mechanism to express our view on a company's compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

                  MFS will generally support management proposals on its executive compensation practices during the issuer's prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer's prior fiscal year, then MFS will vote against such proposals.

                  MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company's executive compensation practices in the issuer's proxy statement ("Say on Pay"). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.


                  Employee Stock Purchase Plans

                  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

                   "Golden Parachutes"

                  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

                  Anti-Takeover Measures

                  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

                  MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills," unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.




                  Reincorporation and Reorganization Proposals

                  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

                  Issuance of Stock

                  There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

                  Repurchase Programs

                  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

                  Confidential Voting

                  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

                  Cumulative Voting

                  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which, in our view, should be comprised solely of "independent" directors.

                  Written Consent and Special Meetings

                  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders pursuant to relevant state law.

                  Independent Auditors

                  MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                  Other Environmental, Social and Governance Issues

                  There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company's proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

                  The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
                  Foreign Issuers

                  Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

                  MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or
         (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

                  MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

                  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g. in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

                  In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.       MFS Proxy Voting Committee

                  The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2.                    Potential Conflicts of Interest

                  The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

                  In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

                  The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

                  From time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.       Gathering Proxies

                  Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

         4.       Analyzing Proxies

                  Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

                  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

                  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

         5.       Voting Proxies

                  In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

6.       Securities Lending

                  From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

     C. MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client's custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

                  MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E. REPORTS

                  MFS Funds

                  MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management's recommendation;
         (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

                  All MFS Advisory Clients

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

                  Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


_________________

         (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.




1

Updated as of April 1, 2004
FEBRUARY 28, 2008

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

o        Approval of financial statements and auditor reports.

o General updating/corrective amendments to the charter, articles of association or bylaws.

o Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.        Board of Directors

1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

     a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.        Changes in capital structure.

1.        We generally support the following:

o Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

o Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

o Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

o Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

o Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

o        Management proposals to effect stock splits.

o Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

o        Management proposals for higher dividend payouts.

2. We generally oppose the following (notwithstanding management support):

o Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

o Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

o Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

o Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.       Takeover Defenses and Shareholder Rights

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.       Executive and Director Remuneration.

1.       We generally support the following proposals:

o Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

o Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.          ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.       Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.       Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.       Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.       Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.




APPENDIX B


The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

     1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

     3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                           (as of August 26, 2008) and
                 PROXY VOTING GUIDELINES (as of August 26, 2008)

         These Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures"), which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").
         To the extent that these Policies, Procedures and Guidelines establish a standard, OFI's compliance with such standard, or failure to comply with such standard, will be subject to OFI's judgment.

A. Funds for which OFI has Proxy Voting Responsibility

         OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.
         Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.
         Tremont Fund (Fund-of-Hedge Funds) OFI's Tremont Fund (the "Tremont Fund") is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.
         The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund's interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.  Proxy  Voting   Committee

OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies
       ----------------------------------------------
         1.       Fiduciary Duty and Objective
         As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.
         In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.
         2.        Proxy Voting Agent
         On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
         In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.
         3.         Material Conflicts of Interest
         OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

o a company that is a significant selling agent of OFI's products and services solicits proxies;

o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);
o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;
o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

         4.         Certain Foreign Securities
         Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
         5.        Securities Lending Programs
         The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.
         6. Shares of Registered Investment Companies (Fund of Funds) Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.       Fund Board Reports and Recordkeeping
         OFI will prepare periodic reports for submission to the Board describing:
o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.
         In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
         OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

o these Policies and Procedures, as amended from time to time;

o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.       Amendments to these Procedures
         In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.
F.       Proxy Voting Guidelines
         The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                                         Appendix A

                  OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS
                        PORTFOLIO PROXY VOTING GUIDELINES
                          (dated as of August 26, 2008)


1. OPERATIONAL ITEMS

         1.1      Amend Quorum Requirements.
o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

         1.2      Amend Minor Bylaws.
o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

         1.3      Change Company Name.

o        Vote WITH Management

         1.4      Change Date, Time, or Location of Annual Meeting.
o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

         1.5      Transact Other Business.
o Vote AGAINST proposals to approve other business when it appears as voting item.

         AUDITORS

         1.6      Ratifying Auditors

o    Vote FOR Proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o    Fees for non-audit services are excessive,

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of

o the company's financial position, or Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles ("GAAP") or International Financial Reporting Standards ("IFRS"); or material weaknesses identified in Section 404 disclosures.

o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

o    Vote AGAINST shareholder proposals asking for audit firm rotation

o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

o    Proposals   are   adequately   covered  under   applicable   provisions  of
     Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0      THE BOARD OF DIRECTORS

2.1      Voting on Director Nominees
o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

o Composition of the board and key board committees o Attendance at board meetings

o    Corporate governance provisions and takeover activity

o Long-term company performance relative to a market index o Directors' investment in the company

o    Whether the chairman is also serving as CEO

o    Whether a retired CEO sits on the board

o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

o Attend less than 75% of the board and committee meetings without a valid excuse.

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

o Failed to act on takeover offers where the majority of the shareholders tendered their shares.

o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

o Are audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

o    The non-audit fees paid to the auditor are excessive

o A material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms, or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

o Are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

o There is a clearly negative correlation between the chief executive's pay and company performance under standards adopted in this policy,

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan,

o The company fails to submit one-time transfers of stock options to a shareholder vote,

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders,

o    The company has inappropriately backdated options, or

o    The company has egregious compensation practices.

o Enacted egregious corporate governance policies or failed to replace management as appropriate.

o Are inside directors or affiliated outside directors; and the full board is less than majority independent.

o Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term "public company" excludes an investment company).Vote should be WITHHELD only at their outside board elections.

o Serve on more than five public company boards. (The term "public company" excludes an investment company.)

o Additionally, the following should result in votes being WITHHELD (except from new nominees):

o If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2      Board Size

o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

o Vote FOR proposals seeking to fix the board size or designate a range for the board size.

o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3      Classification/Declassification of the Board
         --------------------------------------------
o        Vote AGAINST proposals to classify the board.

o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4      Cumulative Voting

o Vote FOR proposal to eliminate cumulative voting.

o Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Require Majority Vote for Approval of Directors o OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

     Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6  Director and Officer Indemnification and Liability Protection

o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated. Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts. Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

o Only if the director's legal expenses would be covered.

2.7  Establish/Amend Nominee Qualifications

o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

o Vote AGAINST shareholder proposals requiring two candidates per board seat.

         2.8      Filling Vacancies/Removal of Directors.

o Vote AGAINST proposals that provide that directors may be removed only for cause.

o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9  Independent Chairman (Separate Chairman/CEO)

o Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

o    Two-thirds independent board

o    All-independent key committees

o    Established governance guidelines

o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

2.12 Stock Ownership Requirements

o Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

o Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

2.13 Age or Term Limits

o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0      PROXY CONTESTS

3.1  Voting for Director Nominees in Contested Elections

o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

o Long-term financial performance of the target company relative to its industry

o    Management's track record

o    Background to the proxy contest

o    Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

o        Stock ownership position

3.2  Reimbursing Proxy Solicitation Expenses

o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3  Confidential Voting

o Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0      ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.

o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2  Amend Bylaws without Shareholder Consent

o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3  Poison Pills

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4  Shareholder Ability to Act by Written Consent

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

o Vote FOR proposals to allow or make easier shareholder action by written consent.

         4.5      Shareholder Ability to Call Special Meetings

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

         4.6      Establish Shareholder Advisory Committee
                  ----------------------------------------

o        Vote on a CASE-BY-CASE basis.

         4.7      Supermajority Vote Requirements

o Vote AGAINST proposals to require a supermajority shareholder vote.

o Vote FOR proposals to lower supermajority vote requirements.

5.0      MERGERS AND CORPORATE RESTRUCTURINGS

5.1  Appraisal Rights

o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2  Asset Purchases

o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price
o        Fairness opinion
o        Financial and strategic benefits
o        How the deal was negotiated
o        Conflicts of interest
o        Other alternatives for the business
o        Non-completion risk

5.3  Asset Sales

o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o        Impact on the balance sheet/working capital
o        Potential elimination of diseconomies
o        Anticipated financial and operating benefits
o        Anticipated use of funds
o        Value received for the asset
o        Fairness opinion
o        How the deal was negotiated
o        Conflicts of interest

5.4  Bundled Proposals

o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5  Conversion of Securities

o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

o Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

o    Votes on proposals to increase common and/or  preferred shares and to issue
     shares  as  part  of  a  debt   restructuring  plan  are  determined  on  a
     CASE-BY-CASE basis, taking into consideration the following:

o        Dilution to existing shareholders' position
o        Terms of the offer
o        Financial issues
o        Management's efforts to pursue other alternatives
o        Control issues
o        Conflicts of interest
o Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7  Formation of Holding Company

o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o    The reasons for the change o Any financial or tax benefits

o    Regulatory benefits

o    Increases in capital structure

o    Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

o    Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

    ----------------------------------------------------------------------
o Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o   Offer price/premium
o   Fairness opinion
o How the deal was negotiated o Conflicts of interests o Other alternatives/offers considered o Non-completion risk
o Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock),
o    Cash-out  value,
o Whether the interests of continuing and cashed-out shareholders are balanced, and
o The market reaction to public announcement of the transaction.

5.9  Joint Venture

o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o        Percentage of assets/business contributed
o        Percentage of ownership
o        Financial and strategic benefits
o        Governance structure
o        Conflicts of interest
o        Other alternatives
o        Non-completion risk

5.10 Liquidations

o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

o Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
-------------------------------------------------------------------------------

o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     Prospects of the combined company, anticipated financial and operating benefits

o    Offer price (premium or discount) o Fairness opinion

o    How the deal was negotiated

o    Changes in corporate governance

o    Change in the capital structure

o    Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

o Dilution to existing shareholders' position o Terms of the offer o Financial issues

o    Management's efforts to pursue other alternatives

o    Control issues

o    Conflicts of interest

o Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs

o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o        Tax and regulatory advantages
o        Planned use of the sale proceeds
o        Valuation of spinoff
o        Fairness opinion
o        Benefits to the parent company
o        Conflicts of interest
o        Managerial incentives
o        Corporate governance changes
o        Changes in the capital structure

5.14 Value Maximization Proposals

o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

 ---------------------------------------------------------------------

o Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0      STATE OF INCORPORATION

o    6.1 Control Share Acquisition Provisions

     Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

o Vote AGAINST proposals to amend the charter to include control share acquisition provisions. o Vote FOR proposals to restore voting rights to the control shares.

6.2  Control Share Cashout Provisions

o Vote FOR proposals to opt out of control share cashout statutes.

6.3  Disgorgement Provisions

o Vote FOR proposals to opt out of state disgorgement provisions.

6.4  Fair Price Provisions

o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5  Freezeout Provisions

o Vote FOR proposals to opt out of state freezeout provisions.

6.6  Greenmail

o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7  Reincorporation Proposals

o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8  Stakeholder Provisions

o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9  State Anti-takeover Statutes

o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock o Vote FOR management proposals to reduce the par value of common stock.

7.2  Common Stock Authorization

o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3  Dual-Class Stock

o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

7.4  Issue Stock for Use with Rights Plan

o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5  Preemptive Rights

o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6  Preferred Stock

o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7  Pledge of Assets for Debt (Generally Foreign Issuers)

o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8  Recapitalization

o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
o        More simplified capital structure
o        Enhanced liquidity
o        Fairness of conversion terms
o        Impact on voting power and dividends
o        Reasons for the reclassification
o        Conflicts of interest
o        Other alternatives considered

7.9  Reverse Stock Splits

o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

o Vote FOR management proposals to implement a reverse stock split to avoid delisting.

o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     7.11 Stock Distributions: Splits and Dividends

     o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

         7.12     Tracking Stock

     o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0      EXECUTIVE AND DIRECTOR COMPENSATION

8.1  Equity-based Compensation Plans

                  -------------------------------

o Vote compensation proposals on a CASE-BY-CASE basis.

o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2  Director Compensation

o Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

o Vote FOR the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o Director stock ownership guidelines with a minimum of three times the annual cash retainer;

o Vesting schedule or mandatory holding/deferral period:

|X| A minimum vesting of three years for stock options or restricted stock, or

|X|  Deferred stock payable at the end of a three-year deferral period;

o Mix between cash and equity:

|X| A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity, or

|X| If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

o    No retirement/benefits  and perquisites provided to non-employee directors;
     and

o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3  Bonus for Retiring Director

o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4  Cash Bonus Plan

o Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5  Stock Plans in Lieu of Cash

o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6  Pre-Arranged Trading Plans (10b5-1 Plans)

o Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K,

o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board,

o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan,

o    Reports on Form 4 must  identify  transactions  made  pursuant  to a 10b5-1
     Plan,

o    An executive may not trade in company stock outside the 10b5-1 Plan, and

o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7  Management  Proposals  Seeking  Approval  to  Reprice  Options

o Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

8.8  Employee Stock Purchase Plans

o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

o Votes FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85% of fair market value o Offering period is 27 months or less o The number of shares allocated to the plan is 10% or less of the outstanding shares

o Votes AGAINST employee stock purchase plans where any of the following apply:
o        Purchase price is at least 85% of fair market value
o        Offering period is greater than 27 months

o The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9  Incentive  Bonus  Plans  and  Tax  Deductibility   Proposals  (OBRA-Related
     Compensation Proposals)

     --------------------------------------------------------------------------

o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m).

o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
    -------------------------------------------------------------------------

o        Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

o Vote on a CASE-BY-CASE basis considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

o        Relative Considerations:

|X| Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A:

|X| Evaluation of peer groups used to set target pay or award opportunities;

|X| Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

|X| Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

o    Design Considerations:

|X|  Balance of fixed versus performance-driven pay;

|X| Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

o    Communication Considerations:

|X| Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

|X| Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13 401(k) Employee Benefit Plans

o Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay

o Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

o Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

o Vote FOR shareholder proposals to put option repricings to a shareholder vote.

o Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.16 Pay-for-Performance

o Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

o What aspects of the company's short-term and long-term incentive programs are performance-driven?

o Can shareholders assess the correlation between pay and performance based on the company's disclosure?

o    What type of industry does the company belong to?

o    Which stage of the business cycle does the company belong to?


8.17 Golden Parachutes and Executive Severance Agreements

o Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm

o    The triggering mechanism should be beyond the control management

o The amount should not exceed three times base salary plus guaranteed benefits

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18 Pension Plan Income Accounting

o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19 Supplemental Executive Retirement Plans (SERPs)

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

o Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

8.20 Claw-back of Payments under Restatements

o Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

o The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

o The nature of the proposal where financial restatement is due to fraud

o Whether or not the company has had material financial problems resulting in chronic restatements

o    The adoption of a robust and formal bonus/equity recoupment policy

o If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

o If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21     Tax Gross-Up Proposals

o Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.


9.0      SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

o OFI will only for vote FOR a proposal that would clearly:

o have a discernable positive impact on short-term or long-term share value, or

o have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

|X| prudent business practices which support the long-term sustainability of natural resources within the company's business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company's business,

|X| reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

     In the evaluation of social, political, and environmental proposals, the following factors may be considered:

o    what percentage of sales, assets and earnings will be affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o    whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal;

o whether the subject of the proposal is best left to the discretion of the board;

o whether the requested information is available to shareholders either from the company or from a publicly available source; and

o whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                      PIMCO

                      PROXY VOTING POLICY AND PROCEDURES/1/

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

- --------
/1/  Revised as of May 7, 2007.
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/6/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures.

   PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

- --------
/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REVIEW AND OVERSIGHT

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act:
(i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                  *  * * * *

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

   The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

   PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

   Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pioneer Funds
Pioneer Investment Management,
Inc. Pioneer Institutional Asset
Management, Inc.


                                  PROXY VOTING


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.



APPLICABILITY
Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE
The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito Italiano S.p.A. ("Unicredito").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


PROCEDURES


Proxy Voting Service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).





Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-bycase basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


Securities Lending
In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


Share-Blocking
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

              Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio




Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.


Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form NP-X
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.


The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:
o        Corporate name change.
o        A change of corporate headquarters.
o        Stock exchange listing.
o        Establishment of time and place of annual meeting.
o        Adjournment or postponement of annual meeting.
o        Acceptance/approval of financial statements.
o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
o        Approval of minutes and other formalities.
o        Authorization of the transferring of reserves and allocation of income.
o        Amendments to authorized signatories.
o        Approval of accounting method changes or change in fiscal year-end.
o        Acceptance of labor agreements.
o        Appointment of internal auditors. 7




Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

We will normally  oppose  proposals that require  companies to:

o    Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o Election of an honorary director. We will vote against:

o Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.



Elections of Directors
In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.


We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.


Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o    Cumulative voting.

o Increase ability for shareholders to call special meetings.

o Increase ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

o Control share cash-out provisions, which require large holders to acquire shares from other holders.

o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control. 11 Proxy Voting Policy Revised March 2008

o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

o Fair price provisions.

o Authorization of shareholder rights plans.

o Labor protection provisions.

o Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-bycase basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o    Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Shares repurchase programs, if all shareholders may participate on equal terms.

o    Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

o    Number of shares currently available for issuance;

o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

o    Proposed use of the proceeds from the issuance of additional shares; and

o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.



Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o    401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993
     (OBRA), including:

o    Amendments to performance plans to conform with OBRA;

o    Caps on annual grants or amendments of administrative features;

o    Adding performance goals; and

o Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o Require that option repricing be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

o Shareholder proposals seeking additional disclosure of executive and director pay information.

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A ~ B ~ C) / (A ~ B ~ C ~ D), where

                          A = Shares reserved for plan/amendment,
                          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

o        The plan must not:

     o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

     o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

o We are generally in favor of proposals that increase participation beyond executives.

o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

o We generally support proposals asking companies to adopt stock holding periods for their executives.

o All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

o    Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.



Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

o    Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o    Debt restructurings.

o    Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.


Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

o        Establishment of new classes or series of shares.

o        Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o        Approval of new or amended advisory contracts.

o        Changes from closed-end to open-end format.

o        Authorization for, or increase in, preferred shares.

o        Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues.

"Social Issues" may generally be described as shareholder proposals for a company to:

o    Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");


o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief 21 Proxy Voting Policy Revised March 2008 Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2




ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:
October 5, 2004

REVISION DATE:
March 2008

                       RAINIER INVESTMENT MANAGEMENT, INC.

                            2008 PROXY VOTING POLICY

                              SUMMARY & PROCEDURES

                                  INTRODUCTION
- -----------------------------------------------------------------------------

   This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR 270. 30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

   RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

   RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

   RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                   PROCEDURES
- ------------------------------------------------------------------------------

PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

   RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

    . Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

    .  Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

   As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

   To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

      (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

      (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

      (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

      (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

      (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

      (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

   We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

   Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

   RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

   In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

    .  RIM's policies and procedures relating to voting proxies;

    . A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

    . A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

    . Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

    . A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

   Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.

[LOGO]


                                RISKMETRICS GROUP

                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009


 Copyright (C) 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

 All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, a nd is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm; o The length of rotation specified in the proposal; o Any significant audit-related issues at the company; o The number of Audit Committee meetings held each year; o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITH HOLD(2) from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

--------------------------------

1 RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary. 2 In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

        -   Pattern of absenteeism; and

        -   Other extraordinary circumstances underlying the director's absence;

o    Sit on more than six public company boards;

o Are CEOs of public companies who sit on the boards of more than two public companies besides their own- - withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

o The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o    The non-audit fees paid to the auditor are excessive;

o The company receives an adverse opinion on the company's financial statements from its auditor; or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

o The company fails to submit one-time transfers of stock options to a shareholder vote;

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o The company has backdated options (see "Options Backdating" policy); The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          - serves as liaison between the chairman and the independent directors;
          -    approves information sent to the board;
          -    approves meeting agendas for the board;
          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          -    has the authority to call meetings of the independent directors;
          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

o    Two-thirds independent board;

o        All independent key committees;

o        Established governance guidelines;

o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

         - Egregious compensation practices;

         - Multiple related-party transactions or other issues putting director independence at risk;

         - Corporate and/or management scandals;

         - Excessive problematic corporate governance provisions; or

         - Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

o a classified board structure;
o a supermajority vote requirement;
o majority vote standard for director elections with no carve out for contested elections;
o the inability of shareholders to call special meetings; o the inability of shareholders to act by written consent; o a dual-class structure; and/or o a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;
o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;

o    One or more of the dissident's candidates is elected;

o    Shareholders are not permitted to cumulate their votes for directors; and

o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o    Shareholders have approved the adoption of the plan; or

o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o    No lower than a 20% trigger, flip-in or flip-over;

o    A term of no more than three years;

o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

o the trigger (NOL pills generally have a trigger slightly below 5%);

o    the value of the NOLs;

o    the term;

o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

o    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

o    Reasons for reincorporation;

o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

o Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

Vote FOR proposals to create 'declawed' blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o    The total cost of the company's equity plans is unreasonable;

o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o    The plan is a vehicle for poor pay practices. Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

o Excessive perks/tax reimbursements:

     - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

     - Reimbursement of income taxes on executive perquisites or other payments;

     - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious pension/SERP (supplemental executive retirement plan) payouts:

     - Inclusion of additional years of service not worked that result in significant payouts;

     -    Inclusion   of   performance-based   equity   awards  in  the  pension
          calculation;

o New CEO with overly generous new hire package:

           -    Excessive "make whole" provisions;

     -    Any of the poor pay practices listed in this policy;

o Excessive severance and/or change in control provisions:

     - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

     - Payments upon an executive's termination in connection with performance failure;

     - Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

     - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

     - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

     - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

     - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

o Dividends or dividend equivalents paid on unvested performance shares or units; o Poor disclosure practices:

     - Unclear explanation of how the CEO is involved in the pay setting process;

     -    Retrospective performance targets and methodology not discussed;

     - Methodology for benchmarking practices and/or peer group not disclosed and explained;

o        Internal Pay Disparity:

     - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

o    Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     Relative Considerations:

o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD

o    Evaluation of peer groups used to set target pay or award opportunities;

o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     Design Considerations:

     -----------------------

o    Balance of fixed versus performance-driven pay;

o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     Communication Considerations:

o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:


o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

o Rationale for the re-pricing--was the stock price decline beyond management's control?

o Is this a value-for-value exchange?

o Are surrendered stock options added back to the plan reserve?

o Option vesting--does the new option vest immediately or is there a black-out period?

o Term of the option--the term should remain the same as that of the replaced option;

o    Exercise price--should be set at fair market or a premium to market;

o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

     -    Rigorous stock ownership guidelines, or

     - A holding period requirement coupled with a significant long-term ownership requirement, or

     -    A meaningful retention ratio,

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o    Whether  the   company's   analysis  and  voting   recommendation   to
          shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o The company's level of disclosure is at least comparable to that of industry peers; and o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

o Significant controversies, fines, or litigation surrounding a company's public policy activities,

o The company's current level of disclosure on lobbying strategy, and

o The impact that the policy issue may have on the company's business operations.

 Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering: o The degree to which existing relevant policies and practices are disclosed;


o Whether or not existing relevant policies are consistent with internationally recognized standards;

o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

o    The scope of the request; and

o Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame




                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES


                                 JANUARY 1, 2009

                                Table of Contents


Policy Statement and Voting Procedure......................................................page 3

ResolvingConflicts of Interest............................................................ page 4

Cost-Benefit Analysis Involving Voting Proxies...........................................  page 4

ProxyVoting Guidelines.................................................................... page 5

OrdinaryBusiness Matters.................................................................. page 5

Auditors.................................................................................. page 5

Boardof Directors......................................................................... page 6

Executiveand Director Compensation.........................................................page 8

Capital Structure......................................................................... page 10

Mergers and Corporate Restructuring....................................................... page 10

Antitakeover Defenses and Voting Related Issues........................................... page 12

Socialand Environmental Issues............................................................ page 14

                                Policy Statement

RCM Capital Management LLC ("RCM") typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                            Voting Procedure

The voting of all proxies is conducted under the direction of the Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), and the Legal and Compliance Department. Vote decisions are made in accordance with the Proxy Guidelines and implemented by RCM's third party proxy services provider, RiskMetrics Group (RMG). In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

RCM's third party proxy services provider, RMG, is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. RMG also provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least two years.

                         Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires "share blocking." To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM's clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

                             Proxy Voting Guidelines




                                Ordinary Business



Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.



                                    Auditors


Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.


Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.


Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               Board of Directors


Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may vote against or withhold votes from director nominees.


Majority Vote Requirement for the Election of Directors: Case-by-Case RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.



Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.


Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.


Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.


Limit Tenure of Directors: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.


Director Indemnification and Liability Protection: Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.


Separate Chairman/Chief Executive Officer: Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled nonmanagement meetings with a powerful and independent Lead Director.


Diversity of the Board of Directors: Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       Executive and Director Compensation


Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.


Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.


Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.


Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.


Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                                Capital Structure

Capital Stock Authorizations: Case-by-Case

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Proposals requesting an increase in authorized shares of common or preferred stock are voted, on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns.

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.



                       Mergers and Corporate Restructuring


Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.


Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.


Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.


State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.


Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                Anti-takeover Defenses and Voting Related Issues


Poison Pills: Case-by-Case

RCM votes AGAINST poison pills (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.


Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.


Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.


Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.


Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.


Shareholder's Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes FOR shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         Social and Environmental Issues


Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

-    Cost to implement proposed requirement

-    Whether any actual abuses exist

-    Whether the company has taken any action to address the problem

- The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.


Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.


Northern Ireland (MacBride Principles): Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

- Whether any discrimination charges have been filed against the subject company within the past year;

- Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

- Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).



TRP 2009 Proxy Voting Policies and Procedures.doc
Updated: February 2009
                                        1



TRP 2009 Proxy Voting Policies and Procedures.doc
Updated:  March 2008

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC T. ROWE PRICE GLOBAL
                  INVESTMENT SERVICES, LTD

                      PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Global Investment Services Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

          Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

         Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group ("RMG"), formerly known as Institutional Shareholder Services ("ISS"), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

         T. Rowe Price utilizes RMG's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG's web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

         RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

         Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.



                                        1

         Social and Corporate Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

         Global Portfolio Companies - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

         Votes Against Company Management - Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.



Vote Execution and Monitoring of Voting Process

         Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG's Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

         Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


RECORD RETENTION

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by RMG in its capacity as voting agent. All proxy voting materials and supporting documentation are retained for six years.

Updated: February 2009

Updated: March 2009

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, "T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's voting guidelines--many of which are consistent with RMG positions--T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.


Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.



G. Proxy Voting

Introduction

As a buy and hold investor, one of TAM's primary considerations for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

                  1. Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that: o Fees for non-audit services are excessive; or
         o The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

 j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

2. Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

o Ability to re-price underwater options without shareholder approval.

o Ability to issue options with an exercise price below the stock's current market price without shareholder approval. o Ability to issue reload options.

o Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

o Shareholder approval should be required in order to make any material change to the plan.

o While TAM prefers awards to non-employee directors to be subject to the terms of the plan, TAM may support awards that are subject to management or board discretion if such awards are reasonable and judiciously administered.

3. Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer's outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

f) State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4.  Social Policy Issues

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5.  Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6.  Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. Securities Lending

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. Restrictions After Filing Form 13D

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. Procedures

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. Monitoring for Upcoming Votes

TAM's Accounting Department relies on each client's custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the GC or his designee who shall present proxies received to the Proxy Voting Committee.

11. Proxy Voting Committee

The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM's GC or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. Submitting the Vote

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's GC. Examples of potential conflicts include:

a) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

b) TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

c) TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

d) TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's GC shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

o Determine that there is no conflict or that it is immaterial.


o Ensure that the proxy is voted in accordance with the policy guidelines stated above.


o Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.


o    Discuss the matter with TAM's CCO

o Discuss the matter with the client and obtain direction on how to vote the client's securities.

TAM's GC shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's GC shall apply the following guidelines:

o Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

o In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the GC will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. Recordkeeping

TAM shall maintain all required records relating to its voting determinations.

a) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

o Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM); o Records of votes cast on behalf of the clients

b) TAM's GC shall maintain for six years (two in an easily accessible place):

         o Proxy voting policies and procedures;
         o Written documentation supporting all exceptions to the policy guidelines; and
         o Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES

   Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

   Duties with Respect to Proxies:

   Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

   Delegation:

   In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

   Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

   Review and Oversight:

   Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

   Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

   Conflicts of Interest:

   Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

   Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

   Securities Lending:

   Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

   Obtaining Proxy Voting Information:

   To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

   Recordkeeping:

   Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007




                     (Proxy Voting Policies and Procedures)

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               Compliance Program

                           MET INVESTORS SERIES TRUST

                      Proxy Voting Policies and Procedures

Trust's Policy Statement

         Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.


Trust's Proxy Voting Program

         Met Investors Advisory LLC ("MIA") serves as the investment manager of the Trust's portfolios. MIA is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio, with the exception of the
(i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, (the "Asset Allocation Portfolios"); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the "American Funds Allocation Portfolios"); (iii) American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "American Funds Master-Feeder Portfolios"); and (iv) Met/Franklin Templeton Founding Strategy Portfolio (the "Founding Strategy Portfolio"), where MIA is responsible for portfolio management.

         The Trust has delegated proxy voting responsibility to MIA. Because MIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio, other than the Asset Allocation Portfolios, American Funds Allocation Portfolios, American Funds Master-Feeder Portfolios and the Founding Strategy Portfolio, to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

Manager's Due Diligence and Compliance Program


         As part of its ongoing due diligence and compliance responsibilities, MIA will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. MIA will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.



         MIA serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a "Fund of Funds"), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the "American Funds Underlying Portfolios"). MIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the American Funds Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the Founding Strategy Portfolio, (a "Fund of Funds") that invests its assets equally among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Franklin Growth Portfolio (together, the "Founding Strategy Underlying Portfolios"). MIA will vote proxies relating to shares of a Founding Strategy Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the Founding Strategy Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolios, (each a "Feeder Fund"), each of which invests its assets in a series of the American Funds Insurance Series (collectively, the "Master Funds"). MIA will vote proxies relating to the shares of the Master Funds held by each Feeder Fund in the same proportion as the vote of all other shareholders of the Master Fund.



Advisers' Proxy Voting Policies and Procedures


         Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:


         Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and MIA upon request, copies of such policies and procedures.

         Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

         Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

         Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

         Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

         Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and MIA such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or MIA may reasonably request.


Disclosure of Trust's Proxy Voting Policies and Procedures and Voting Record

         MIA on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. MIA (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

I. Reports to Trust's Board of Trustees.


         MIA will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.



ADOPTED: November 19, 2003
REVISED: December 31, 2005




                                 APPENDIX D
                       Portfolio Manager Disclosure

                                   APPENDIX D

                               Portfolio Managers

     The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2008 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2008. Other than as set forth below, as of December 31, 2008, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Met/AIM Small Cap Growth Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                  ACCOUNTS WITH RESPECT
                                                                                              TO WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                 OTHER ACCOUNTS MANAGED                                THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Juliet Ellis               Registered Investment         11             $2,149,416,851            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None

Juan R. Hartsfield         Registered Investment         11             $2,149,416,851            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None

Clay Manley                Registered Investment         4              $1,291,083,499            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None


MATERIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

..    The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

..    If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

..    With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.


..    Finally, the appearance of a conflict of interest may arise where Invesco
     Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager as day-to-day management responsibilities.


     Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

     Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and, an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. The portfolio managers are eligible, along with other employees of Invesco Aim, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco Aim. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

SUB-ADVISOR                         PERFORMANCE TIME PERIOD/i/
---------------  ---------------------------------------------------------------
Invesco Aim/ii/  One-, Three- and Five-year performance against Fund peer group.


/i/  Rolling time periods based on calendar year end.

/ii/ Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.


..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Juliet. Ellis        X
Juan. Hartsfield     X
Clay Manley          X

Batterymarch Growth and Income Portfolio
----------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                   ACCOUNTS WITH RESPECT TO WHICH
                                                                                                  THE ADVISORY FEE IS BASED ON THE
                                                  OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------  -------------------------------------
                                                      NUMBER OF                                 NUMBER OF
                                                     ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS
NAME OF PORTFOLIO MANAGER     CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY          IN CATEGORY
-------------------------   -----------------------  -----------  ---------------------------  -----------  ------------------------
Yu-Nien (Charles) Ko, CFA   Registered Investment         8              $1,765,239,063             0                   N/A
                            Companies
                            Other Pooled Investment       6               $143,226,357              1                $5,689,255
                            Vehicles
                            Other Accounts               90              $3,855,576,923             6               $331,725,831

Stephen A. Lanzendorf, CFA  Registered Investment         8              $1,765,239,063             0                   N/A
                            Companies
                            Other Pooled Investment       6               $143,226,357              1               $5,689,255
                            Vehicles
                            Other Accounts               90              $3,855,576,923             6              $331,725,831


MATERIAL CONFLICTS OF INTEREST


     Actual or potential conflicts may arise in managing the Portfolio in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Portfolio.


     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Limited Investment Opportunities
----------------------------------------------


     If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Portfolio may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.


     Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities
---------------------------------------------------------

     Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

     Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Selection of Brokers/Dealers
----------------------------

     In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved.

Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions
--------------------------------


     Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Portfolio. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the Portfolio, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Portfolio).


     Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

     Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

..    COMPETITIVE BASE SALARIES;

..    INDIVIDUAL PERFORMANCE-BASED BONUSES based on the investment professionals'
     added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

..    CORPORATE PROFIT-SHARING; and

..    a NON-QUALIFIED DEFERRED COMPENSATION PLAN that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

     Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                                                                                                            OVER
PORTFOLIO MANAGER           NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Yu-Nien (Charles) Ko, CFA    X
Stephen A. Lanzendorf, CFA   X

BlackRock High Yield Portfolio
------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                            OTHER ACCOUNTS MANAGED                          PERFORMANCE OF THE ACCOUNT
                           ----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                             TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN    NUMBER OF ACCOUNTS     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT     CATEGORY    ACCOUNTS IN CATEGORY      IN CATEGORY         CATEGORY
-------------------------  -----------------------  -----------  --------------------  ------------------  ---------------
Kevin Booth                Registered Investment         24          $5.99 Billion              0                N/A
                           Companies
                           Other Pooled Investment       12          $5.84 Billion              6            $4.7 Billion
                           Vehicles
                           Other Accounts                11          $1.44 Billion              3           $279.4 Million

James Keenan               Registered Investment         18          $5.08 Billion              0                N/A
                           Companies
                           Other Pooled Investment        9          $5.48 Billion              4           $4.51 Billion
                           Vehicles
                           Other Accounts                55          $7.58 Billion             13           $3.96 Billion

MATERIAL CONFLICTS OF INTEREST


     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Booth and Keenan currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION


Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Portfolio include a combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.


BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio manager'S compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Booth and Keenan have each received awards under the LTIP.


     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Booth and Keenan have each participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Booth and Keenan are each eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kevin Booth          X
James Keenan         X

BlackRock Large Cap Core Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                  ADVISORY FEE IS BASED ON THE
                                     OTHER ACCOUNTS MANAGED                        PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------------  -----------------------------------
                                             NUMBER OF                                             TOTAL ASSETS IN
NAME OF PORTFOLIO                           ACCOUNTS IN     TOTAL ASSETS IN    NUMBER OF ACCOUNTS    ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY     IN CATEGORY          CATEGORY
-----------------  -----------------------  -----------  --------------------  ------------------  ---------------
Robert C. Doll     Registered Investment         24         $13.21 Billion             0                 N/A
                   Companies
                   Other Pooled Investment       14          $2.95 Billion             2            $152.7 Million
                   Vehicles
                   Other Accounts                21          $1.94 Billion             0                 N/A

Daniel Hanson      Registered Investment         24         $13.21 Billion             0                 N/A
                   Companies
                   Other Pooled Investment       14          $2.95 Billion             2            $152.7 Million
                   Vehicles
                   Other Accounts                21          $1.94 Billion             0                 N/A

MATERIAL CONFLICTS OF INTEREST


     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Due to Mr. Doll's unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION


Discretionary incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Portfolio include the Lipper Multi-Cap Core Funds classification.


Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Doll and Hanson have each received awards under the LTIP.

     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Doll and Hanson have each participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Doll and Hanson are each eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Robert C. Doll       X
Daniel Hanson        X

Clarion Global Real Estate Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                 ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                   ADVISORY FEE IS BASED ON THE
                                      OTHER ACCOUNTS MANAGED                        PERFORMANCE OF THE ACCOUNT
                    ----------------------------------------------------------  -----------------------------------
                                                                                                    TOTAL ASSETS IN
                                              NUMBER OF      TOTAL ASSETS IN                          ACCOUNTS IN
NAME OF PORTFOLIO                            ACCOUNTS IN  ACCOUNTS IN CATEGORY  NUMBER OF ACCOUNTS      CATEGORY
MANAGER               CATEGORY OF ACCOUNT      CATEGORY       (IN MILLIONS)        IN CATEGORY       (IN MILLIONS)
------------------  -----------------------  -----------  --------------------  ------------------  ---------------
T. Ritson Ferguson  Registered Investment         24           $8.3 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment       16           $866 Million             11            $600 Million
                    Vehicles
                    Other Accounts                72           $1.7 Billion              3            $218 Million

Steven D. Burton    Registered Investment         22           $7.7 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment        3           $125 Million              0                  0
                    Vehicles
                    Other Accounts                55           $1.3 Billion              2            $194 Million

Joseph P. Smith     Registered Investment         20           $7.9 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment       16           $866 Million             11            $600 Million
                    Vehicles
                    Other Accounts                66           $1.6 Billion              3            $219 Million

POTENTIAL MATERIAL CONFLICTS OF INTEREST


     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.


     A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.


     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     ING CRES recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in the Code of Ethics).

COMPENSATION


     There are three pieces of compensation for portfolio managers - base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers' objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Portfolio. With respect to the Portfolio, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of Portfolio assets.


OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
T. Ritson Ferguson    X
Steven D. Burton      X
Joseph P. Smith       X

Dreman Small Cap Value Portfolio
--------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
David N. Dreman         Registered Investment          19           $6.95 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         6          $146.02 Million             3             $5.23 Million
                        Vehicles
                        Other Accounts                125           $1.07 Billion              0                  N/A

E. Clifton Hoover Jr.   Registered Investment          15           $6.80 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         0                N/A                   0                  N/A
                        Vehicles
                        Other Accounts                106          $941.05 Million             0                  N/A

Mark Roach              Registered Investment          10           $1.99 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         0                N/A                   0                  N/A
                        Vehicles
                        Other Accounts                 20          $137.52 Million             0                  N/A

MATERIAL CONFLICTS OF INTEREST


     In addition to managing the assets of the Portfolio, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolio's most recent fiscal year end.


COMPENSATION


     The Portfolio has been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

     Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Portfolio's performance relative to its benchmark.

     Investment professionals may also receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

     The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:


     (i) Relative ranking of the Portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The Portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Portfolio's performance against the pre-determined indices for the product strategy against which the Portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

     (iii) Performance of the Portfolio's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:

           (i) Ability to work well with other members of the investment professional team and mentor junior members.

           (ii) Contributions to the organizational overall success with new product strategies.

           (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

OWNERSHIP OF SECURITIES

PORTFOLIO                                                                                                                  OVER
MANAGER              NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
David Dreman           X
E. Clifton Hoover,
Jr.                    X
Mark Roach             X

Met/Franklin Income Portfolio
-----------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
NAME OF PORTFOLIO                                 ACCOUNTS IN     TOTAL ASSETS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Edward D. Perks, CFA    Registered Investment          12       $46,727.4 Million              0                   0
                        Companies
                        Other Pooled Investment         2         $383.2 Million               0                   0
                        Vehicles
                        Other Accounts                  0               0                      0                   0

Charles B. Johnson      Registered Investment           5       $44,569.6.Million              0                   0
                        Companies
                        Other Pooled Investment         2         $383.2 Million               0                   0
                        Vehicles
                        Other Accounts                  0               0                      0                   0

MATERIAL CONFLICTS OF INTEREST


     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred quity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

..    NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

..    RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Edward D. Perks, CFA   X
Charles B. Johnson     X

Met/Franklin Mutual Shares Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
NAME OF PORTFOLIO                                 ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Peter A. Langerman      Registered Investment          8          $19,042.6 Million            0                   0
                        Companies
                        Other Pooled Investment        3           $1,264.4 Million            0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

F. David Segal, CFA     Registered Investment          6          $18,904.6 Million            0                   0
                        Companies
                        Other Pooled Investment        0                  0                    0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

Deborah A. Turner,      Registered Investment          6          $18,904.6 Million            0                   0
CFA                     Companies
                        Other Pooled Investment        2            $27.3 Million              0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

MATERIAL CONFLICTS OF INTEREST


      The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


..    Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Portfolio, are evaluated in determining the amount of any bonus award.

..    Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

..    Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                        OVER
   PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Peter A. Langerman       X
F. David Segal, CFA      X
Deborah A. Turner, CFA   X

Goldman Sachs Mid Cap Value Portfolio
-------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                     ACCOUNTS WITH RESPECT TO
                                                                                     WHICH THE ADVISORY FEE IS
                                                                                    BASED ON THE PERFORMANCE OF
                                           OTHER ACCOUNTS MANAGED                           THE ACCOUNT
                           ------------------------------------------------------  ----------------------------
                                                     NUMBER OF    TOTAL ASSETS IN   NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN     ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY        CATEGORY       CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ----------------  -----------  ---------------
Dolores Bamford            Registered Investment         47       10122.8 Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               217       8821.1 Billion        3        147.2 Million

Andrew Braun               Registered Investment         40       $8934.5 Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles

                           Other Accounts               202       $8060.3 Billion       2        $51.6 Million

Scott Carroll              Registered Investment         47       $10122.8Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               217       $8821.1 Billion       3       $147.2 Million

Sean Gallagher             Registered Investment         40       8934.5 Billion        0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               202       8060.3 Billion        2        51.6 Million


MATERIAL CONFLICTS OF INTEREST


     Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.


COMPENSATION

     The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

     The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

..    Individual performance (relative, absolute)

..    Team performance (relative, absolute)

..    Consistent performance that aligns with clients' objectives

..    Achievement of top rankings (relative and competitive)

Other Compensation
------------------

     In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES*


                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Dolores Bamford        X
Andrew Braun           X
Scott Carroll          X
Sean Gallagher         X


* Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Harris Oakmark International Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                                           THE ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                  TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ---------------
David G. Herro          Registered Investment           8            $3,964,060,899               0                 N/A
                        Companies
                        Other Pooled Investment        15            $1,384,026,960               0                 N/A
                        Vehicles
                        Other Accounts                 13            $2,006,269,818               0                 N/A

Robert A. Taylor        Registered Investment           2             $864,355,299                0                 N/A
                        Companies
                        Other Pooled Investment         2             $276,279,735                0                 N/A
                        Vehicles
                        Other Accounts                  6             $931,267,811                0                 N/A


MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.


     The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

COMPENSATION


     David G. Herro and Robert A. Taylor are portfolio managers of the Portfolio . Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), the adviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:


     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

     The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

     The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

     If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
David G. Herro         X
Robert A. Taylor       X

Janus Forty Portfolio
---------------------

OTHER ACCOUNTS MANAGED


                                                                                              ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE PERFORMANCE
                                             OTHER ACCOUNTS MANAGED                                     OF THE ACCOUNT
                        ---------------------------------------------------------------   -----------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN       NUMBER OF ACCOUNTS        ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY      ACCOUNTS IN CATEGORY        IN CATEGORY            CATEGORY
---------------------   -----------------------   -----------   -----------------------   ------------------   --------------------
Ron Sachs               Registered Investment          17            $13,542,646,733               0                    N/A
                        Companies
                        Other Pooled Investment         1              $49,941,927                 0                    N/A
                        Vehicles
                        Other Accounts                 10            $1,164,048,644                1               $150,380,470

MATERIAL CONFLICTS OF INTEREST

     As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

COMPENSATION

     The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2008.

     The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation
------------------

     Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation
---------------------

     Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

     Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund's performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

     Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

     The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture;
(ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

     The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.


     The Portfolio's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.


OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Ron Sachs              X

Lazard Mid Cap Portfolio
------------------------

OTHER ACCOUNTS MANAGED


                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
                                                                                            FEE IS BASED ON THE PERFORMANCE OF THE
                                            OTHER ACCOUNTS MANAGED                                         ACCOUNT
                        --------------------------------------------------------------   -------------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS         ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY             CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ----------------------
Christopher Blake       Registered Investment           6           $3,150,910,406                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        14            $355,201,968                 0                      N/A
                        Vehicles
                        Other Accounts                 72            $779,325,763                 0                      N/A

Robert A. Failla        Registered Investment           6           $3,150,910,406                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        35            $873,907,119                 0                      N/A
                        Vehicles
                        Other Accounts                 79           $2,111,949,791                0                      N/A

Andrew D. Lacey         Registered Investment          10            3,370,345,807                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        34            $723,629,340                 0                      N/A
                        Vehicles
                        Other Accounts                280           $2,996,587,023                0                      N/A


MATERIAL CONFLICTS OF INTEREST


     Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION


     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.


     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Christopher Blake      X
Robert A. Failla       X
Andrew D. Lacey        X


Legg Mason Partners Aggressive Growth Portfolio
-----------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Richard Freeman         Registered Investment             5         $5.83 Billion               0                 N/A
                        Companies
                        Other Pooled Investment           3         $0.15 Billion               0                 N/A
                        Vehicles
                        Other Accounts               40,513         $6.17 Billion               0                 N/A

Evan Bauman             Registered Investment             3         $0.87 Billion               0                 N/A
                        Companies
                        Other Pooled Investment           3         $0.15 Billion               0                 N/A
                        Vehicles
                        Other Accounts               40,723         $6.56 Billion               0                 N/A

MATERIAL CONFLICTS OF INTEREST


     Potential conflicts of interest may arise when the Portfolio's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.


     The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention
----------------------------------------

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities
----------------------------------------------

     If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies

     At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation
-------------------------

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers
---------------------------

     Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities
------------------------------

     The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

     ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation
----------------------

Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio manager's position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan). The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge's Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analyst's overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award
--------------

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm's new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Richard Freeman        X
Evan Bauman            X

Legg Mason Value Equity Portfolio
---------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Mary Chris Gay*         Registered Investment           5           $1.4 Billion                0                 N/A
                        Companies
                        Other Pooled Investment        12           $1.3 Billion                0                 N/A
                        Vehicles
                        Other Accounts                  2           $140 Million                0                 N/A


* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Portfolio. Ms. Gay, however, is solely responsible for the day-to-day management of the Portfolio and for implementing the investment strategies pursued by the master portfolio, subject to the Portfolio's investment objectives, restrictions, cash flows, and other considerations.


MATERIAL CONFLICTS OF INTEREST


     The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Portfolio. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Portfolio maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

     The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

     The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Mary Chris Gay      X

Loomis Sayles Global Markets Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Mark B. Baribeau   Registered Investment          9            $1,323,944,900.34           0                      N/A
                   Companies
                   Other Pooled Investment        7             $373,736,030.54            1               $61,288,504.25
                   Vehicles
                   Other Accounts               133            $2,136,276,742.31           0                      N/A

Daniel J. Fuss     Registered Investment         13           $28,981,913,796.49           0                      N/A
                   Companies
                   Other Pooled Investment        4             $492,127,360.96            0                      N/A
                   Vehicles
                   Other Accounts                80            $7,526,031,597.51           4              $668,996,049.89

Warren Koontz      Registered Investment          3             $476,710,474.80            0                      N/A
                   Companies
                   Other Pooled Investment        0                       N/A              0                      N/A
                   Vehicles
                   Other Accounts               112            $1,774,218,584.74           0                      N/A

David Rolley       Registered Investment          3            $1,661,370,732.19           0                     N/A
                   Companies
                   Other Pooled Investment        7            $1,371,937,367.62           1              $292,282,901.09
                   Vehicles
                   Other Accounts                39            $6,522,343,980.97           5              $817,982,489.92


MATERIAL CONFLICTS OF INTEREST

     The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

     Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary
-----------

     A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation
---------------------

     An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers
---------------------

     While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

     The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

     Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

     Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

Equity managers
---------------

     While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers
--------------------------------

     Loomis Sayles has developed and implemented two LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

     Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

     The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

     Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Mark B. Baribeau     X
Daniel J. Fuss       X
Warren Koontz        X
David Rolley         X

Lord Abbett Bond Debenture Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Christopher J. Towle  Registered Investment          15           $9,821.6 Million            0                  N/A
                      Companies
                      Other Pooled Investment         2            $532.6 Million             0                  N/A
                      Vehicles
                      Other Accounts              3,545           $2,017.3 Million            2             $70.9 Million

MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the Portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher J. Towle   X

Lord Abbett Growth and Income Portfolio
---------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Eli M. Salzmann       Registered Investment             9         $12,258.6 Million           0                   N/A
                      Companies
                      Other Pooled Investment           6           $227.9 Million            0                   N/A
                      Vehicles
                      Other Accounts               30,103         $9,304.58 Million           1             $157.5 Million

Kenneth G. Fuller     Registered Investment             0                $0.0                 0                   N/A
                      Companies
                      Other Pooled Investment           0                $0.0                 0                   N/A
                      Vehicles
                      Other Accounts               30,050          $5,382.6 Million           0                   N/A

MATERIAL CONFLICTS OF INTEREST


Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Eli Salzmann        X
Kenneth G. Fuller   X

Lord Abbett Mid Cap Value Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Robert P. Fetch       Registered Investment         12            $7,250.8 Million             0                   N/A
                      Companies
                      Other Pooled Investment        3             $313.4 Million              0                   N/A
                      Vehicles
                      Other Accounts               700            $1,902.1 Million             3              $410.9 Million

Jeff Diamond          Registered Investment          8            $4,384.7 Million             0                   N/A
                      Companies
                      Other Pooled Investment        0                   N/A                   0                   N/A
                      Vehicles
                      Other Accounts               962             $470.7 Million              0                   N/A

MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                                                                                                       OVER
PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------      ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------

Robert P. Fetch          X

Jeff Diamond             X

MFS(R) Emerging Markets Equity Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                              OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                           -----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                              TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN     NUMBER OF ACCOUNTS    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY*     IN CATEGORY          CATEGORY
-------------------------  -----------------------  -----------  ---------------------  ------------------  ---------------
Nicholas D. Smithie        Registered Investment         5            $1 Billion                0                 N/A
                           Companies
                           Other Pooled Investment       2           $89.7 Million              0                 N/A
                           Vehicles
                           Other Accounts                1           $4.6 Million               0                 N/A

Jose Luis Garcia           Registered Investment        10           $6.3 Billion               0                 N/A
                           Companies
                           Other Pooled Investment       2          $422.2 Million              0                 N/A
                           Vehicles
                           Other Accounts                3           98.3 Million               0                 N/A


*    Includes the Portfolio


ADVISORY FEES ARE NOT BASED UPON PERFORMANCE OF ANY OF THE ACCOUNTS IDENTIFIED IN THE TABLE ABOVE.

MATERIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

     The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

     . PERFORMANCE BONUS - Generally, the performance bonus represents a majority of portfolio manager total cash compensation. .

With respect to Mr. Smithie, performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Emerging Markets Funds
Lipper Global Funds
Lipper Variable Global Growth Funds
MSCI Emerging Markets Index
MSCI All Country World Index Growth
Lipper Global Multi-Cap Growth Funds
Lipper Global Large-Cap Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to Mr. Garcia, performance bonus is based on a combination of quantitative and qualitative factors.


The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Latin America Funds
Lipper International Multi-Cap Core Funds
Lipper Variable International Core Funds
MSCI Emerging Markets Latin America Index
Standard & Poor's Latin America Small Cap Index
MSCI EAFE Index
Lipper Global Large-Cap Value Funds
JP Morgan Global Government Bond Index
Lipper Variable International Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------    ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Nicholas D. Smithie    X

Jose Luis Garcia       X

MFS(R) Research International Portfolio
-----------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                              OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                           -----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                              TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN     NUMBER OF ACCOUNTS    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY*      IN CATEGORY         CATEGORY
-------------------------  -----------------------  -----------  ---------------------  ------------------  ---------------
Jose Luis Garcia           Registered Investment         13          $7.9 Billion               0                 N/A
                           Companies
                           Other Pooled Investment        2         $422.1 Million              0                 N/A
                           Vehicles
                           Other Accounts                 3          $98.2 Million              0                 N/A

Thomas Melendez            Registered Investment          6          $6.2 Billion               0                 N/A
                           Companies
                           Other Pooled Investment        1         $399.2 Million              0                 N/A
                           Vehicles
                           Other Accounts                 0               N/A                   0                 N/A

* Includes the Portfolio.

ADVISORY FEES ARE NOT BASED UPON PERFORMANCE OF ANY OF THE ACCOUNTS IDENTIFIED IN THE TABLE ABOVE.

MATERIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

     The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

PERFORMANCE BONUS - Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

With respect to Mr. Garcia, performance bonus is based on a combination of quantitative and qualitative factors.


The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Latin America Funds
Lipper International Multi-Cap Core Funds
Lipper Variable International Core Funds
MSCI Emerging Markets Latin America Index
Standard & Poor's Latin America SmallCap Index
MSCI EAFE Index
Lipper Global Large-Cap Value Funds
JP Morgan Global Government Bond Index
Lipper Variable International Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

With respect to Mr. Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jose Luis Garcia     X

Thomas Melendez      X

Oppenheimer Capital Appreciation Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                              ACCOUNTS WITH RESPECT TO
                                                                                              WHICH THE ADVISORY FEE IS
                                                                                             BASED ON THE PERFORMANCE OF
                                               OTHER ACCOUNTS MANAGED*                               THE ACCOUNT
                           ---------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                               NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN   TOTAL ASSETS IN ACCOUNTS  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   IN CATEGORY (IN MILLIONS)    CATEGORY      CATEGORY
-------------------------  -----------------------  -----------  -------------------------  -----------  ---------------
Marc Baylin                Registered Investment         7             $8,375 Million            0             N/A
                           Companies
                           Other Pooled Investment       1              $575 Million             0             N/A
                           Vehicles
                           Other Accounts                0                  N/A                  0             N/A

* Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MATERIAL CONFLICTS OF INTEREST

     As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or she may manage funds or accounts with different investment objectives and strategies.


COMPENSATION


     The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.


     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Marc Baylin          X

PIMCO Inflation Protected Bond Portfolio
----------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                           ACCOUNTS WITH RESPECT TO WHICH
                                                                                            THE ADVISORY FEE IS BASED ON
                                               OTHER ACCOUNTS MANAGED                      THE PERFORMANCE OF THE ACCOUNT
                           --------------------------------------------------------------  ------------------------------
                                                     NUMBER OF                              NUMBER OF    TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS  ACCOUNTS IN     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY         IN CATEGORY           CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ------------------------  -----------  -----------------
Mihir Worah                Registered Investment         21         $33,523.20 Million           0             N/A
                           Companies
                           Other Pooled Investment       27         $3,920.90 Million            0             N/A
                           Vehicles
                           Other Accounts                80         $22,010.25 Million          15      $4,622.12 Million

MATERIAL CONFLICTS OF INTEREST


     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.


Investment Opportunities
------------------------


     A potential conflict of interest may arise as a result of the Portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.


Performance Fees
----------------


     A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.


COMPENSATION

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus
----------------

     Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:


..    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;


..    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

..    Amount and nature of assets managed by the portfolio manager;

..    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

..    Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

..    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

..    Contributions to asset retention, gathering and client satisfaction;

..    Contributions to mentoring, coaching and/or supervising; and

..    Personal growth and skills added.


     A portfolio manager's compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses
-----------------

     Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.




Allianz Transaction Related Compensation
----------------------------------------


     In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz").


     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Mihir Worah            X

PIMCO Total Return Portfolio
----------------------------

OTHER ACCOUNTS MANAGED

                                                                                          ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                             ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ---------------------------------------
                                                   NUMBER OF                                                  TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS       ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY      IN CATEGORY            CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ------------------
William H. Gross        Registered Investment          39        $180,879.41 Million            0                   N/A
                        Companies
                        Other Pooled Investment        19        $7,100.68 Million              2             $309.98 Million
                        Vehicles
                        Other Accounts                 68        $30,921.75 Million            21           $10,594.39 Million

MATERIAL CONFLICTS OF INTEREST


     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.


Investment Opportunities
------------------------


     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.


Performance Fees
----------------

     A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.


COMPENSATION

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus
----------------

     Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:


..    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;


..    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

..    Amount and nature of assets managed by the portfolio manager;

..    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

..    Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

..    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

..    Contributions to asset retention, gathering and client satisfaction;

..    Contributions to mentoring, coaching and/or supervising; and

..    Personal growth and skills added.


     A portfolio manager's compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.


Retention Bonuses
-----------------

     Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan
-------------------


     Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, Mr. Gross receives a fixed percentage of the profit sharing plan.


Allianz Transaction Related Compensation
----------------------------------------


     In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz").


     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
William H. Gross       X

Pioneer Fund Portfolio
----------------------

OTHER ACCOUNTS MANAGED


                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                               ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                               PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   -------------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS         ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY             CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ----------------------
John A. Carey           Registered Investment          10          $5,727,447,000                 1               $4,604,373,000
                        Companies
                        Other Pooled Investment         3          $1,650,610,000                 0                         N/A
                        Vehicles
                        Other Accounts                  1            $14,639,000                  0                         N/A

Walter Hunnewell, Jr.   Registered Investment          10          $5,727,447,000                 1               $4,604,373,000
                        Companies
                        Other Pooled Investment         3          $1,650,610,000                 0                         N/A
                        Vehicles
                        Other Accounts                  1            $14,639,000                  0                         N/A


MATERIAL CONFLICTS OF INTEREST


     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

Compensation of Portfolio Managers
----------------------------------

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

Quantitative Investment Performance
-----------------------------------

     The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

Qualitative Performance
-----------------------

     The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results
-----------------------------------------

     Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
John A. Carey          X
Walter Hunnewell,
Jr.                    X

Pioneer Strategic Income Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                            OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   ----------------------------------
                                                   NUMBER OF                              NUMBER OF
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      ACCOUNTS IN      TOTAL ASSETS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY      CATEGORY    ACCOUNTS IN CATEGORY
---------------------   -----------------------   -----------   ----------------------   -----------   --------------------
Kenneth J. Taubes       Registered Investment          8           $2,546,133,000             0                 N/A
                        Companies
                        Other Pooled Investment        2            $886,654,000              0                 N/A
                        Vehicles
                        Other Accounts                 3           $1,017,138,000             0                 N/A


MATERIAL CONFLICTS OF INTEREST


     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

Compensation of Portfolio Managers
----------------------------------

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

Quantitative Investment Performance
-----------------------------------

     The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

Qualitative Performance
-----------------------

     The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results
-----------------------------------------

     Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Kenneth J. Taubes   X

RCM Technology Portfolio
------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Walter Price       Registered Investment         6             $1,225 Million               0                  N/A
                   Companies
                   Other Pooled Investment       6              $171 Million                2               6 Million
                   Vehicles
                   Other Accounts               11              $283 Million                0                  N/A

Huachen Chen       Registered Investment         5             $1,216 Million               0                  N/A
                   Companies
                   Other Pooled Investment       4              $165 Million                0                  N/A
                   Vehicles
                   Other Accounts               17              $291 Million                0                  N/A

MATERIAL CONFLICTS OF INTEREST

     Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including the Portfolio portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.


Pallas Investment Partners, L.P. ("Pallas") and Related Entities
----------------------------------------------------------------

     Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

     Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

     Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

     RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

     RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

     In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

     RCM goes to great lengths to ensure that its compensation packages are competitive. RCM's compensation strategy begins with participation in annual industry compensation reviews to benchmark "best in class" compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position's compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

     RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

     RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program
-------------

     Base Salary - Each Portfolio Manager is paid a fixed base salary set at a
     -----------
     competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by RCM.

     Annual Bonus and profit sharing opportunity - Each Portfolio Manager's
     -------------------------------------------
     compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager.

     Additional Incentives - Our key staff will benefit by the overall success
     ---------------------
     of our business in both the short term (incentive bonus) and the long term
     (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.

Profit Program
--------------


     RCM compensates the portfolio managers of the RCM Technology Portfolio under the Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the Portfolio. Under this program portfolio managers also are eligible to participate in the LTIP program and the retirement plans referenced above.


OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Walter Price        X
Huachen Chen        X

Rainier Large Cap Equity Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
James R. Margard   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Daniel M. Brewer   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Mark W. Broughton  Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Stacie L. Cowell   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Mark H. Dawson     Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Andrea L Durbin    Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Peter M. Musser    Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

MATERIAL CONFLICTS OF INTEREST

     The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

     All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
James R. Margard    X
Daniel M. Brewer    X
Mark W. Broughton   X
Stacie L. Cowell    X
Mark H. Dawson      X
Andrea L Durbin     X
Peter M. Musser     X

T. Rowe Price Mid Cap Growth Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED*                                   OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Brian Berghuis     Registered Investment         7             $11,801.6 Million            0                  N/A
                   Companies
                   Other Pooled Investment       2               196.5 Million              0                  N/A
                   Vehicles
                   Other Accounts                5               388.7 Million              0                  N/A


* Please note the information above does not include any of the funds for which T. Rowe Price serves as adviser for MetLife Advisers, LLC.


MATERIAL CONFLICTS OF INTEREST

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds,and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


COMPENSATION

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Brian Berghuis         X

Met/Templeton Growth Portfolio
------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Cindy Sweeting, CFA     Registered Investment           7         $23,637.8 Million             0                  0
                        Companies
                        Other Pooled Investment         2           $4,830 Million              0                  0
                        Vehicles
                        Other Accounts                  4          $1,587.8 Million             0                  0

Tucker Scott, CFA       Registered Investment          15         $32,615.9 Million             0                  0
                        Companies
                        Other Pooled Investment         8          $8,913.4 Million             1                $96.3
                        Vehicles
                        Other Accounts                 13          $3,308.5 Million             0                  0

Lisa Myers, CFA         Registered Investment           9         $29,796.4 Million             0                  0
                        Companies
                        Other Pooled Investment         8          $8,382.6 Million             0                  0
                        Vehicles
                        Other Accounts                  7          $1,078.4 Million             0                  0

MATERIAL CONFLICTS OF INTEREST


     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

..    Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

..    Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

..    Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Cindy Sweeting,
CFA                    X
Tucker Scott, CFA      X
Lisa Myers, CFA        X

Met/Templeton International Bond Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                      ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                        ---------------------------------------------------------   ------------------------------------
                                                   NUMBER OF     TOTAL ASSETS IN                         TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      ACCOUNTS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER           CATEGORY OF ACCOUNT/1/   CATEGORY/1/      CATEGORY/1/          IN CATEGORY/1/      CATEGORY/1/
---------------------   -----------------------   -----------   -----------------   ------------------   ---------------
Michael Hasenstab,      Registered investment          11        $5,640.3 Million            0                 N/A
Ph. D.                  Companies
                        Other Pooled Investment        24       $18,737.9 Million            0                 N/A
                        Vehicles
                        Other Accounts                 12        $1,712.1 Million            0                 N/A

/1/  Information is as of August 31, 2008.

MATERIAL CONFLICTS OF INTEREST

     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------

     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. ("Resources") stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

          . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation - Portfolio managers may
     ----------------------------------------------
     also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Michael Hasenstab,     X
Ph.D.

Third Avenue Small Cap Value Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Curtis Jensen           Registered Investment          5             $1.9 Billion               0                 N/A
                        Companies
                        Other Pooled Investment        0                 N/A                    0                 N/A
                        Vehicles
                        Other Accounts                 4           Over $1 Million              0                 N/A

Ian Lapey               Registered Investment          4             $4.8 Billion               0                 N/A
                        Companies
                        Other Pooled Investment        5             $448 Million               0                 N/A
                        Vehicles
                        Other Accounts                 0                 N/A                    0                 N/A

Kathleen Crawford       Registered Investment          4             $592 Million               0                 N/A
                        Companies
                        Other Pooled Investment        3             $350 Million               0                 N/A
                        Vehicles
                        Other Accounts                 0                 N/A                    0                 N/A

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

MATERIAL CONFLICTS OF INTEREST


     Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.


COMPENSATION

     Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Curtis Jensen          X
Ian Lapey              X
Kathleen Crawford      X

Turner Mid Cap Growth Portfolio
-------------------------------

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                  ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED                      PERFORMANCE OF THE ACCOUNT
                        ----------------------------------------------------   ----------------------------------
                                                   NUMBER OF    TOTAL ASSETS    NUMBER OF
NAME OF PORTFOLIO                                 ACCOUNTS IN    IN ACCOUNTS   ACCOUNTS IN      TOTAL ASSETS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY     IN CATEGORY    CATEGORY     ACCOUNTS IN CATEGORY
---------------------   -----------------------   -----------   ------------   -----------   --------------------
Christopher K. McHugh   Registered Investment          14       $2.1 Billion        3            $373 Million
                        Companies
                        Other Pooled Investment        32       $268 Million        1            $21 Million
                        Vehicles
                        Other Accounts                 28       $1.1 Billion        2            $79 Million

Jason D. Schrotberger   Registered Investment          14       $2.1 Billion        1            $18 Million
                        Companies
                        Other Pooled Investment        30       $251 Million        1            $21 Million
                        Vehicles
                        Other Accounts                 58       $1.9 Billion        5            $302 Million

Tara R. Hedlund         Registered Investment           9       1.7 Billion         1            $18 Million
                        Companies
                        Other Pooled Investment        21       $195 Million        0                N/A
                        Vehicles
                        Other Accounts                 16       $499 Million        1            $63 Million

MATERIAL CONFLICTS OF INTEREST


     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E.
Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation

OWNERSHIP OF SECURITIES

                                                                                                                    OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Christopher McHugh   X
Jason Schrotberger   X
Tara Hedlund         X

Van Kampen Comstock Portfolio
-----------------------------

OTHER ACCOUNTS MANAGED


                                                                                              ACCOUNTS WITH RESPECT TO
                                                                                              WHICH THE ADVISORY FEE IS
                                                                                              BASED ON THE PERFORMANCE
                                              OTHER ACCOUNTS MANAGED                               OF THE ACCOUNT
                       -------------------------------------------------------------------   --------------------------
                                                  NUMBER OF                                   NUMBER OF    TOTAL ASSETS
NAME OF PORTFOLIO                                ACCOUNTS IN   TOTAL ASSETS IN ACCOUNTS IN   ACCOUNTS IN    IN ACCOUNTS
MANAGER                  CATEGORY OF ACCOUNT       CATEGORY              CATEGORY              CATEGORY     IN CATEGORY
--------------------   -----------------------   -----------   ---------------------------   -----------   ------------
B. Robert Baker, Jr.   Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Jason S. Leder         Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Kevin C. Holt          Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

James N. Warwick       Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Devin E. Armstrong     Registered Investment            7        $11,422,782,791        0            N/A
                       Companies
                       Other Pooled Investment          0                  N/A          0            N/A
                       Vehicles
                       Other Accounts               7,725         $5,712,412,428        0            N/A


MATERIAL CONFLICTS OF INTEREST


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


COMPENSATION

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager[s].

Base Salary Compensation
------------------------

     Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser [and/or Sub-Adviser].

Discretionary Compensation
--------------------------

     In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

..    Cash Bonus

     Morgan Stanley's Long Term Incentive Compensation awards--a mandatory
     --------------------------------------------------------
     program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

..    Investment Management Alignment Plan (IMAP) awards--a mandatory program
     ----------------------------------------------------
     that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.


..    Voluntary Deferred Compensation Plans--voluntary programs that permit
     -------------------------------------
     certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the Portfolio's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.


..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Investment Adviser [and/or
     Sub-Adviser].

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                                                                                                      OVER
 PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
B. Robert Baker, Jr.    X
Jason S. Leder          X
Kevin C. Holt           X
James N. Warwick        X
Devin E. Armstrong      X

Van Kampen Mid Cap Growth Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                OTHER ACCOUNTS MANAGED                                 THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Dennis Lynch               Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

David Cohen                Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Sam Chainani               Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Alexander Norton           Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Jason Yeung                Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Armistead Nash             Registered investment           8            $5,785,050,728             0             N/A
                           Companies
                           Other Pooled Investment         0                     N/A               0             N/A
                           Vehicles
                           Other Accounts                  0                     N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


COMPENSATION

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager[s].

Base Salary Compensation
------------------------

     . Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser [and/or Sub-Adviser].

Discretionary Compensation
--------------------------

     In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

..    Cash Bonus

     Morgan Stanley's Long Term Incentive Compensation awards--a mandatory
     --------------------------------------------------------
     program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.


..    Investment Management Alignment Plan (IMAP) awards-- a mandatory program
     --------------------------------------------------
     that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.


..    Voluntary Deferred Compensation Plans--voluntary programs that permit
     -------------------------------------
     certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the Portfolio's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Investment Adviser [and/or
     Sub-Adviser].

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Dennis Lynch        X
David Cohen         X
Sam Chainani        X
Alexander Norton    X
Jason Yeung         X
Armistead Nash      X

American Funds Balanced Allocation Portfolio, American Funds Growth Allocation
------------------------------------------------------------------------------
Portfolio and American Funds Moderate Allocation Portfolio
----------------------------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                OTHER ACCOUNTS MANAGED                                 THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment        6               $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment      0                        N/A                0             N/A
                           Vehicles
                           Other Accounts               0                        N/A                0             N/A

Elizabeth M. Forget        Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Alan Leland                Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Darrel A. Olson            Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Thomas C. McDevitt         Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST


     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.


COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio,
---------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and
---------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                 OTHER ACCOUNTS MANAGED                                THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY            CATEGORY             CATEGORY        CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Elizabeth M. Forget        Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Alan Leland                Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Darrel A. Olson            Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Thomas C. McDevitt         Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST

     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

Met/Franklin Templeton Founding Strategy Portfolio
--------------------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                        ACCOUNTS WITH RESPECT TO
                                                                                                        WHICH THE ADVISORY FEE IS
                                                                                                       BASED ON THE PERFORMANCE OF
                                                     OTHER ACCOUNTS MANAGED                                    THE ACCOUNT
                           -------------------------------------------------------------------------  ----------------------------
                                                             NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                            ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER        CATEGORY OF ACCOUNT          CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -------------------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Elizabeth M. Forget        Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Alan Leland                Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Darrel A. Olson            Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Thomas C. McDevitt         Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST

     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

[LOGO] MetLife/R/


Simplify your life...
 with MetLife eDelivery(R) while helping MetLife preserve the planet's natural resources.
(see details on inside cover)



                                                 December 31, 2008
               Metropolitan Series Fund, Inc.
             FI Mid Cap Opportunities Portfolio


             Annual Report

                                                  NOT PART OF THE ANNUAL REPORT

 Letter from the President



February 1, 2009

Letter to Policy Holders:

   2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

   While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

   In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor's 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

   On the following pages, you will find a complete review of your Portfolio and its investment performance.

   MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

   Sincerely,


/s/ Elizabeth Forget

Elizabeth M. Forget
President, Metropolitan Series Fund, Inc.

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE
For the twelve-month period ended December 31, 2008, the Class A shares of the FI Mid Cap Opportunities Portfolio returned -55.3%, compared to its new benchmark, the Russell MidCap Growth Index/1/, which returned -44.3%. The benchmark was changed because the portfolio manager felt that the new index better reflected the universe of stocks from which they selected. The old benchmark, the Standard & Poor's MidCap 400 Index/2/, returned -36.2%. The average return of its peer group, the Lipper Variable Insurance Products/3/ Mid-Cap Growth Funds Universe, was -45.2% over the same period.

PORTFOLIO REVIEW
For the 12-month period, the Portfolio underperformed the Russell MidCap Growth Index. The Industrials, Materials, and Consumer Discretionary sectors were among the largest detractors from performance, while the Utilities sector contributed.

Within Industrials, the overweights in SunPower Corp. (no longer held at year-end) and Titan International were among the largest detractors from performance. SunPower shares fell as the credit crisis adversely impacted short-term demand for solar products by making it difficult for customers to obtain financing for new projects. Falling energy prices and foreign exchange concerns also drove shares lower. Titan International manufactures tires and wheel components used in agricultural and earthmoving vehicles. Titan shares fell over 70% as investors feared the global economic slowdown would cause heavy equipment makers to cut capital spending, thereby adversely impacting demand for Titan's products. Within Materials, the overweights in agricultural seed producer Monsanto and fertilizer manufactures CF Industries (no longer held at year-end) and Mosaic (no longer held at year-end) were the largest detractors. Falling commodity prices and concern over decreasing agricultural demand drove the shares of all three companies lower. Within the Consumer Discretionary sector, the overweights in Gildan Activewear and Priceline.com (no longer held at year-end) were among the largest detractors. Gildan Activewear is a vertically integrated manufacturer of activewear and distributes its products to wholesalers in North America and Europe. Shares fell sharply after the company announced lower than expected fiscal Q4 earnings and that it had revised downward its fiscal 2009 outlook based on anticipated declines in consumer spending. Priceline is an online discount travel provider. Our position in Priceline detracted as the company's shares dropped on investor speculation that a struggling consumer would reduce travel spending. Among individual holdings, the overweight in National Oilwell Varco (no longer held at year-end) was the largest Portfolio detractor. Concerns that the global credit crisis will lead to decreased capital spending from oil and gas companies weighed down shares of the oil and gas equipment maker.

The Utilities sector contributed positively to relative performance mainly due to our large underweight position in this poorly performing sector. Utility stocks fell sharply during the latter half of 2008 on concern that turmoil in the financial markets could disrupt energy-trading operations. Power producers need banking partners in order to trade power and fuel, and there was fear that the potential bankruptcies in the financial industry would threaten liquidity in the energy markets. Aside from the Utilities sector, individual security selection partially offset portfolio weakness elsewhere. Within Energy, for example, EOG Resources was a top contributor. EOG is a natural gas and crude oil exploration and production company. EOG shares gained over 50% in the Portfolio during the period we owned the stock earlier in 2008. EOG shares benefited from rising oil and gas prices during the first half of 2008. We closed our position before commodity prices fell during the latter half of the year.

Within Consumer Discretionary, we are overweight education companies including DeVry and ITT Educational Services. We expect both companies to benefit from increasing enrollments and rising student retention rates as a result of the difficult labor market. In Health Care, we favor biotechnology and life sciences companies since demand for health services should continue. Within Financials, we are overweight the Diversified Financial Services industry, focusing on securities and derivatives exchange providers such as Interactive Brokers Group and CME Group, which have come under selling pressure even though regulatory and legislative measures could increase trading activity. The Portfolio has remained consistently underweight Information Technology and overweight the Wireless Telecommunication industry because of the growth potential resulting from rising global demand. During the fourth quarter we decreased our exposure to Energy and Industrials companies as the global economic slowdown and deteriorating fundamentals made names unattractive.


* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

/2/ The Standard & Poor's (S&P) MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

/3/ The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                      MSF-2

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio


A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX & THE RUSSELL MIDCAP
                                  GROWTH INDEX

                                     [CHART]

                BlackRock Aggressive       Russell MidCap
                           Growth Class A Growth Index
                --------------------       --------------
       12/95         $10,000                  $10,000
       12/96          10,773                   11,748
       12/97          11,491                   14,396
       12/98          13,066                   16,967
       12/99          17,409                   25,670
       12/00          16,082                   22,654
       12/01          12,261                   18,089
       12/02           8,740                   13,132
       12/03          12,305                   18,741
       12/04          13,902                   21,642
       12/05          15,389                   24,260


--------------------------------------------------------------------------------
                Average Annual Returns as of December 31, 2008
--------------------------------------------------------------------------------

                                                                         Russell
                         FI Mid Cap Opportunities Portfolio S&P MidCap    MidCap
                         Class A     Class B     Class E    400 Index  Growth Index
        1 Year            -55.3%      -55.4%      -55.4%      -36.2%      -44.3%
        5 Year             -7.5        -7.7        -7.6        -0.1        -2.3
        10 Year            -4.6          --          --         4.5        -0.2
        Since Inception      --       -10.0        -8.8          --          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                              PORTFOLIO COMPOSITION
                             as of December 31, 2008

                                  Top Holdings

                                                   % of Total
                                                   Net Assets
                                                   ----------
                  American Tower Corp. (Class A)..    5.3%
                  Equinix, Inc....................    5.2%
                  NII Holdings, Inc...............    4.8%
                  Monsanto Co.....................    4.6%
                  Energy Conversion Devices, Inc..    4.6%
                  H&R Block, Inc..................    3.7%
                  Grifols S.A.....................    3.5%
                  Interactive Brokers Group, Inc..    3.4%
                  CSL, Ltd........................    3.4%
                  ACE, Ltd........................    3.3%


                                   Top Sectors

                                                 % of Total
                                                Market Value
                                                ------------
                    Health Care................    22.3%
                    Consumer Discretionary.....    14.9%
                    Telecommunication Services.    12.5%
                    Industrials................    12.4%
                    Information Technology.....    11.8%
                    Financials.................     9.6%
                    Materials..................     8.1%
                    Energy.....................     6.3%
                    Consumer Staples...........     1.2%
                    Cash.......................     0.9%


                                      MSF-3

                         Metropolitan Series Fund, Inc.

 Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                        Expenses Paid
                                                             Beginning      Ending     During Period*
                                                Annualized Account Value Account Value July 1, 2008 to
                                                 Expense      July 1,    December 31,   December 31,
            Portfolio                             Ratio        2008          2008           2008
            ---------                   -       ---------- ------------- ------------- ---------------

FI Mid Cap Opportunities--Class A.       Actual    0.75%     $1,000.00     $  481.35        $2.79
                                   Hypothetical    0.75%     $1,000.00     $1,021.32        $3.81

FI Mid Cap Opportunities--Class B. Actual          1.00%     $1,000.00     $  480.42        $3.72
                                   Hypothetical    1.00%     $1,000.00     $1,020.05        $5.08

FI Mid Cap Opportunities--Class E. Actual          0.90%     $1,000.00     $  480.62        $3.35
                                   Hypothetical    0.90%     $1,000.00     $1,020.56        $4.57

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

                                      MSF-4

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Common Stock--98.9% of Total Net Assets

      Security Description                          Shares      Value*
      --------------------------------------------------------------------

      Aerospace & Defense--0.3%
      AeroVironment, Inc. (a) (b).................    43,560 $   1,603,444
                                                             -------------

      Air Freight & Logistics--0.6%
      Atlas Air Worldwide Holdings, Inc. (b)......    79,030     1,493,667
      FedEx Corp..................................    23,750     1,523,563
                                                             -------------
                                                                       3,017,230
                                                             -------------

      Biotechnology--12.7%
      Cephalon, Inc. (a) (b)......................    90,740     6,990,610
      CSL, Ltd. (AUD).............................   751,240    17,739,414
      Gilead Sciences, Inc. (a) (b)...............   290,600    14,861,284
      Grifols S.A. (EUR) (a)...................... 1,045,636    18,161,042
      Myriad Genetics, Inc. (a) (b)...............    49,150     3,256,679
      OSI Pharmaceuticals, Inc. (a) (b)...........    73,340     2,863,927
      Theravance, Inc. (a) (b)....................   111,800     1,385,202
      United Therapeutics Corp. (b)...............    25,240     1,578,762
                                                             -------------
                                                                      66,836,920
                                                             -------------

      Chemicals--5.3%
      FMC Corp....................................    75,060     3,357,434
      Monsanto Co.................................   346,040    24,343,914
                                                             -------------
                                                                      27,701,348
                                                             -------------

      Commercial & Professional Services--3.5%
      Copart, Inc. (b)............................   485,794    13,208,739
      Republic Services, Inc......................   215,280     5,336,791
                                                             -------------
                                                                      18,545,530
                                                             -------------

      Computers & Peripherals--1.9%
      NCR Corp. (b)...............................   716,220    10,127,351
                                                             -------------

      Distributors--0.6%
      LKQ Corp. (a) (b)...........................   248,770     2,900,658
                                                             -------------

      Diversified Consumer Services--12.3%
      Apollo Group, Inc. (Class A) (b)............   191,180    14,648,211
      Corinthian Colleges, Inc. (a) (b)...........   155,120     2,539,314
      DeVry, Inc..................................   211,788    12,158,749
      H&R Block, Inc..............................   844,340    19,183,405
      ITT Educational Services, Inc. (a) (b)......   158,460    15,050,531
      Universal Technical Institute, Inc. (a) (b).    69,110     1,186,619
                                                             -------------
                                                                      64,766,829
                                                             -------------

      Diversified Financial Services--5.2%
      CME Group, Inc..............................    29,050     6,045,596
      Interactive Brokers Group, Inc. (b).........   998,642    17,865,705
      IntercontinentalExchange, Inc. (b)..........    43,370     3,575,423
                                                             -------------
                                                                      27,486,724
                                                             -------------

      Electrical Equipment--4.6%
      Energy Conversion Devices, Inc. (a) (b).....   959,950    24,200,339
                                                             -------------

      Electronic Equipment, Instruments & Components--0.4%
      FLIR Systems, Inc. (a) (b)..................    63,650     1,952,782
                                                             -------------

     Security Description                            Shares      Value*
     ----------------------------------------------------------------------

     Food Products--1.1%
     Green Mountain Coffee Roasters, Inc. (a) (b)..    27,720 $   1,072,764
     Ralcorp Holdings, Inc. (b)....................    79,950     4,669,080
                                                              -------------
                                                                       5,741,844
                                                              -------------

     Health Care Equipment & Supplies--2.0%
     Inverness Medical Innovations, Inc. (a) (b)...   566,840    10,718,944
                                                              -------------

     Health Care Providers & Services--0.5%
     athenahealth, Inc. (b)........................    70,390     2,648,072
                                                              -------------

     Health Care Technology--0.2%
     MedAssets, Inc. (b)...........................    70,490     1,029,154
                                                              -------------

     Household Products--0.2%
     Clorox Co.....................................    13,620       756,727
                                                              -------------

     Insurance--4.4%
     ACE, Ltd......................................   330,820    17,506,994
     Allied World Assurance Co. Holdings, Ltd. (b).    19,700       799,820
     PartnerRe, Ltd................................    15,200     1,083,304
     W.R. Berkley Corp.............................   111,450     3,454,950
                                                              -------------
                                                                      22,845,068
                                                              -------------

     Internet Software & Services--6.1%
     Equinix, Inc. (a) (b).........................   513,260    27,300,300
     Move, Inc. (b)................................   319,467       511,147
     Telecity Group, Plc. (GBP) (b)................ 1,723,127     4,376,089
                                                              -------------
                                                                      32,187,536
                                                              -------------

     Life Sciences Tools & Services--6.3%
     Icon, Plc. (ADR) (b)..........................   806,400    15,878,016
     Sequenom, Inc. (a) (b)........................   862,120    17,104,461
                                                              -------------
                                                                      32,982,477
                                                              -------------

     Machinery--2.7%
     AGCO Corp. (a) (b)............................   107,360     2,532,622
     Titan International, Inc. (a)................. 1,421,147    11,724,463
                                                              -------------
                                                                      14,257,085
                                                              -------------

     Metals & Mining--2.8%
     Commercial Metals Co..........................    85,110     1,010,256
     Goldcorp, Inc. (CAD)..........................    67,000     2,083,540
     Newmont Mining Corp...........................   127,570     5,192,099
     Nucor Corp....................................    98,350     4,543,770
     Royal Gold, Inc. (a)..........................    35,820     1,762,702
     Schnitzer Steel Industries, Inc. (a)..........     7,200       271,080
                                                              -------------
                                                                      14,863,447
                                                              -------------

     Oil, Gas & Consumable Fuels--6.3%
     Chesapeake Energy Corp. (a)...................   351,130     5,677,772
     EXCO Resources, Inc. (a) (b)..................   534,210     4,839,942
     Frontier Oil Corp.............................   155,220     1,960,429
     GMX Resources, Inc. (a) (b)...................   142,112     3,598,276
     Goodrich Petroleum Corp. (a) (b)..............   134,180     4,018,691

               *See accompanying notes to financial statements.

                                      MSF-5

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Common Stock--(Continued)

Security Description                                         Shares        Value*
-------------------------------------------------------------------------------------

Oil, Gas & Consumable Fuels--(Continued)
PetroHawk Energy Corp. (a) (b)............................      25,660 $     401,066
Southwestern Energy Co. (b)...............................     431,385    12,497,223
                                                                       -------------
                                                                          32,993,399
                                                                       -------------

Pharmaceuticals--0.5%
Valeant Pharmaceuticals International (a) (b).............     115,280     2,639,912
                                                                       -------------

Professional Services--0.4%
FTI Consulting, Inc. (a) (b)..............................      51,251     2,289,895
                                                                       -------------

Software--3.3%
BMC Software, Inc. (a) (b)................................     151,320     4,072,021
Nuance Communications, Inc. (a) (b).......................   1,273,374    13,192,155
                                                                       -------------
                                                                          17,264,176
                                                                       -------------

Textiles, Apparel & Luxury Goods--2.0%
Gildan Activewear, Inc. (a) (b)...........................     210,000     2,469,600
Gildan Activewear, Inc. (CAD) (a) (b).....................     682,800     7,848,467
                                                                       -------------
                                                                          10,318,067
                                                                       -------------

Transportation Infrastructure--0.2%
Aegean Marine Petroleum Network, Inc. (a).................      54,743       928,441
                                                                       -------------

Wireless Telecommunication Services--12.5%
American Tower Corp. (Class A) (b)........................     945,889    27,733,465
NII Holdings, Inc. (b)....................................   1,388,613    25,244,984
SBA Communications Corp. (a) (b)..........................     766,230    12,504,874
                                                                       -------------
                                                                          65,483,323
                                                                       -------------
Total Common Stock
 (Identified Cost $662,891,546)...........................               519,086,722
                                                                       -------------

Short Term Investments--17.9%
                                                                     Shares/Face
Security Description                                         Amount        Value*
-------------------------------------------------------------------------------------

Mutual Funds--16.3%
State Street Navigator Securities Lending Prime Portfolio
 (c)......................................................  85,144,230    85,144,230
                                                                       -------------

Repurchase Agreement--1.6%
State Street Repurchase Agreement dated 12/31/08 at
 0.010% to be repurchased at $8,520,005 on 01/02/09,
 collateralized by $8,695,000 U.S. Treasury Bill due
 02/19/09 with a value of $8,695,000...................... $ 8,520,000     8,520,000
                                                                       -------------
Total Short Term Investments
 (Identified Cost $93,664,230)............................                93,664,230
                                                                       -------------
Total Investments--116.8%
 (Identified Cost $756,555,776) (d).......................               612,750,952
Liabilities in excess of other assets.....................               (87,955,348)
                                                                       -------------
Total Net Assets--100%....................................             $ 524,795,604
                                                                       =============

  (a)A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $83,959,920 and the collateral received consisted of cash in the amount of $85,144,230 and non-cash collateral with a value of $393,048. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
  (b)Non-Income Producing.
  (c)Represents investment of cash collateral received from securities lending transactions.
  (d)The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $773,794,525 and the composition of unrealized appreciation and depreciation of investment securities was $16,655,440 and $(177,699,013), respectively.
(ADR)--An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)--Australian Dollar
(CAD)--Canadian Dollar
(EUR)--Euro
(GBP)--British Pound

               *See accompanying notes to financial statements.

                                      MSF-6

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

   The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), effective with the beginning of the Portfolio's fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

   Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

                                                Investments In Other Financial
 Valuation Inputs                                   Securities    Instruments*
 -----------------------------------------------------------------------------
 Level 1 - Quoted Prices                         $554,022,400        $0
 Level 2 - Other Significant Observable Inputs     58,728,552         0
 Level 3 - Significant Unobservable Inputs                  0         0
 -----------------------------------------------------------------------------
 Total                                           $612,750,952        $0

   * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

                                      MSF-7

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
December 31, 2008

    Assets
      Investments at value (a) (b)..............             $  612,750,952
      Cash......................................                        563
      Foreign cash at value (c).................                    232,173
      Receivable for:
       Securities sold..........................                    408,219
       Fund shares sold.........................                  1,573,043
       Accrued interest and dividends...........                    277,003
                                                             --------------
        Total Assets............................                615,241,953
    Liabilities
      Payable for:
       Securities purchased..................... $ 4,699,559
       Fund shares redeemed.....................     255,933
       Collateral for securities loaned.........  85,144,230
      Accrued expenses:
       Management fees..........................     297,124
       Service and distribution fees............       9,544
       Deferred directors' fees.................         690
       Other expenses...........................      39,269
                                                 -----------
        Total Liabilities.......................                 90,446,349
                                                             --------------
    Net Assets                                               $  524,795,604
                                                             ==============
      Net assets consists of:
       Capital paid in..........................             $1,581,286,363
       Undistributed net investment
        income..................................                  8,722,126
       Accumulated net realized losses..........               (921,392,752)
       Unrealized depreciation on
        investments and foreign
        currency................................               (143,820,133)
                                                             --------------
    Net Assets                                               $  524,795,604
                                                             ==============
    Computation of offering price:
    Class A
    Net asset value and redemption price per
     share ($470,142,000 divided by
     49,926,744 shares outstanding).............             $         9.42
                                                             ==============
    Class B
    Net asset value and redemption price per
     share ($39,943,153 divided by
     4,341,066 shares outstanding)..............             $         9.20
                                                             ==============
    Class E
    Net asset value and redemption price per
     share ($14,710,451 divided by
     1,581,056 shares outstanding)..............             $         9.30
                                                             ==============
    (a) Identified cost of investments..........             $  756,555,776
                                                             ==============
    (b) Includes cash collateral for securities
     loaned of..................................             $   85,144,230
                                                             ==============
    (c) Identified cost of foreign cash.........             $      246,177
                                                             ==============

Statement of Operations
--------------------------------------------------------------------------------
For the Year Ended December 31, 2008

    Investment Income
      Dividends.............................                $   6,196,204(a)
      Interest..............................                    1,936,950(b)
                                                            -------------
                                                                       8,133,154
    Expenses
      Management fees....................... $   6,148,389
      Service and distribution fees--Class
       B....................................       160,027
      Service and distribution fees--Class
       E....................................        39,371
      Directors' fees and expenses..........        31,005
      Custodian.............................       213,240
      Audit and tax services................        36,941
      Legal.................................        15,537
      Printing..............................       271,187
      Insurance.............................        13,729
      Miscellaneous.........................        27,608
                                             -------------
      Total expenses........................     6,957,034
      Expense reductions....................       (70,636)     6,886,398
                                             -------------  -------------
    Net Investment Income                                       1,246,756
                                                            -------------
    Realized and Unrealized Loss Realized gain (loss) on:
      Investments--net...................... (429,441,569) Foreign currency transactions--net.... 9,362,754 Voluntary reimbursement of brokerage commissions and
       transaction costs....................       877,217   (419,201,598)
                                             -------------  -------------
    Change in unrealized depreciation on:
      Investments--net......................  (203,905,578)
      Foreign currency transactions--net....       149,022   (203,756,556)
                                             -------------  -------------
    Net loss................................                 (622,958,154)
                                                            -------------
    Net Decrease in Net Assets From
     Operations                                             $(621,711,398)
                                                            =============

(a)Net of foreign taxes of $175,880. (b)Includes income on securities loaned of $1,771,135.

                See accompanying notes to financial statements.

                                      MSF-8

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets

                                                                       Year ended      Year ended
                                                                      December 31,    December 31,
                                                                          2008            2007
                                                                     --------------  --------------
From Operations
  Net investment income............................................. $    1,246,756  $      172,173
  Net realized gain (loss)..........................................   (419,201,598)    130,626,469
  Unrealized depreciation...........................................   (203,756,556)    (40,920,232)
                                                                     --------------  --------------
  Increase (decrease) in net assets from operations.................   (621,711,398)     89,878,410
                                                                     --------------  --------------
  From Distributions to Shareholders
   Net investment income
    Class A.........................................................     (3,481,342)     (1,400,249)
    Class B.........................................................        (67,510)              0
    Class E.........................................................        (62,144)         (1,896)
                                                                     --------------  --------------
  Total distributions...............................................     (3,610,996)     (1,402,145)
                                                                     --------------  --------------
  Increase (decrease) in net assets from capital share transactions.    (31,910,033)      5,575,867
                                                                     --------------  --------------
  Net increase (decrease) in net assets.............................   (657,232,427)     94,052,132

Net Assets
  Beginning of the period...........................................  1,182,028,031   1,087,975,899
                                                                     --------------  --------------
  End of the period................................................. $  524,795,604  $1,182,028,031
                                                                     ==============  ==============
Undistributed (Overdistributed) Net Investment Income
  End of the period................................................. $    8,722,126  $    1,794,246
                                                                     ==============  ==============

Other Information:
Capital Shares

   Transactions in capital shares were as follows:

                                                                       Year ended                 Year ended
                                                                   December 31, 2008          December 31, 2007
                                                               -------------------------  -------------------------
                                                                 Shares          $          Shares          $
                                                               ----------  -------------  ----------  -------------
Class A
  Sales.......................................................  8,361,663  $ 113,359,995   8,542,036  $ 181,035,488
  Reinvestments...............................................    179,174      3,481,342      66,112      1,400,249
  Redemptions................................................. (8,892,500)  (148,780,277) (8,578,550)  (181,458,569)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................   (351,663) $ (31,938,940)     29,598  $     977,168
                                                               ==========  =============  ==========  =============
Class B
  Sales.......................................................  1,284,189  $  18,518,543   1,373,277  $  28,773,800
  Reinvestments...............................................      3,549         67,510           0              0
  Redemptions.................................................   (949,113)   (15,512,342)   (894,020)   (18,596,495)
                                                               ----------  -------------  ----------  -------------
  Net increase................................................    338,625  $   3,073,711     479,257  $  10,177,305
                                                               ==========  =============  ==========  =============
Class E
  Sales.......................................................    224,387  $   3,171,530     250,970  $   5,322,439
  Reinvestments...............................................      3,233         62,144          90          1,896
  Redemptions.................................................   (386,063)    (6,278,478)   (522,976)   (10,902,941)
                                                               ----------  -------------  ----------  -------------
  Net decrease................................................   (158,443) $  (3,044,804)   (271,916) $  (5,578,606)
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.             $ (31,910,033)             $   5,575,867
                                                                           =============              =============

                See accompanying notes to financial statements.

                                      MSF-9

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Financial Highlights


                                                                                    ------------

                                                                                    ------------
                                                                                        2008
                                                                                    --------
Net Asset Value, Beginning of Period                                                $  21.14
                                                                                    --------
Income From Investment Operations
  Net investment income............................................................     0.03 (a)
  Net realized and unrealized gain (loss) of investments...........................   (11.68)
                                                                                    --------
  Total from investment operations.................................................   (11.65)
                                                                                    --------
Less Distributions
  Distributions from net investment income.........................................    (0.07)
                                                                                    --------
  Total distributions..............................................................    (0.07)
                                                                                    --------
Net Asset Value, End of Period                                                      $   9.42
                                                                                    ========
Total Return (%)                                                                       (55.3)
Ratio of operating expenses to average net assets before expense reductions (%)....     0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c).     0.74
Ratio of net investment income to average net assets (%)...........................     0.16
Portfolio turnover rate (%)........................................................      313
Net assets, end of period (000).................................................... $470,142

                                                                                                  Class A
                                                                                    ----------------------------------------------
                                                                                          Year ended December 31,
                                                                                    ----------------------------------------------
                                                                                         2007          2006       2005
                                                                                    ----------     --------     --------
Net Asset Value, Beginning of Period                                                $    19.54     $  17.47     $  16.34
                                                                                    ----------     --------     --------
Income From Investment Operations
  Net investment income............................................................       0.01 (a)     0.01         0.02
  Net realized and unrealized gain (loss) of investments...........................       1.62         2.06         1.11
                                                                                    ----------     --------     --------
  Total from investment operations.................................................       1.63         2.07         1.13
                                                                                    ----------     --------     --------
Less Distributions
  Distributions from net investment income.........................................      (0.03)       (0.00)(b)     0.00
                                                                                    ----------     --------     --------
  Total distributions..............................................................      (0.03)       (0.00)        0.00
                                                                                    ----------     --------     --------
Net Asset Value, End of Period                                                      $    21.14     $  19.54     $  17.47
                                                                                    ==========     ========     ========
Total Return (%)                                                                           8.3         11.9          6.9
Ratio of operating expenses to average net assets before expense reductions (%)....       0.73         0.75         0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c).       0.73         0.73         0.68
Ratio of net investment income to average net assets (%)...........................       0.04         0.07         0.11
Portfolio turnover rate (%)........................................................        113          153          149
Net assets, end of period (000).................................................... $1,063,017     $981,804     $924,602

                                                                                    ---------

                                                                                    ---------
                                                                                      2004
                                                                                    --------
Net Asset Value, Beginning of Period                                                $  14.01
                                                                                    --------
Income From Investment Operations
  Net investment income............................................................     0.08
  Net realized and unrealized gain (loss) of investments...........................     2.33
                                                                                    --------
  Total from investment operations.................................................     2.41
                                                                                    --------
Less Distributions
  Distributions from net investment income.........................................    (0.08)
                                                                                    --------
  Total distributions..............................................................    (0.08)
                                                                                    --------
Net Asset Value, End of Period                                                      $  16.34
                                                                                    ========
Total Return (%)                                                                        17.2
Ratio of operating expenses to average net assets before expense reductions (%)....     0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c).     0.70
Ratio of net investment income to average net assets (%)...........................     0.53
Portfolio turnover rate (%)........................................................      217
Net assets, end of period (000).................................................... $963,074

                                                                                                         Class B
                                                                                    -----------------------------------------
                                                                                                 Year ended December 31,
                                                                                    -----------------------------------------
                                                                                       2008        2007       2006     2005
                                                                                    -------     -------     -------  -------
Net Asset Value, Beginning of Period                                                $ 20.66     $ 19.11     $ 17.13  $ 16.06
                                                                                    -------     -------     -------  -------
Income From Investment Operations
  Net investment income (loss).....................................................   (0.01)(a)   (0.04)(a)   (0.02)   (0.01)
  Net realized and unrealized gain (loss) of investments...........................  (11.43)       1.59        2.00     1.08
                                                                                    -------     -------     -------  -------
  Total from investment operations.................................................  (11.44)       1.55        1.98     1.07
                                                                                    -------     -------     -------  -------
Less Distributions
  Distributions from net investment income.........................................   (0.02)       0.00        0.00     0.00
                                                                                    -------     -------     -------  -------
  Total distributions..............................................................   (0.02)       0.00        0.00     0.00
                                                                                    -------     -------     -------  -------
Net Asset Value, End of Period                                                      $  9.20     $ 20.66     $ 19.11  $ 17.13
                                                                                    =======     =======     =======  =======
Total Return (%)                                                                      (55.4)        8.1        11.6      6.7
Ratio of operating expenses to average net assets before expense reductions (%)....    1.00        0.98        1.00     1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c).    0.99        0.98        0.98     0.93
Ratio of net investment income (loss) to average net assets (%)....................   (0.09)      (0.21)      (0.18)   (0.13)
Portfolio turnover rate (%)........................................................     313         113         153      149
Net assets, end of period (000).................................................... $39,943     $82,675     $67,334  $47,699

                                                                                    --------

                                                                                    --------
                                                                                      2004
                                                                                    -------
Net Asset Value, Beginning of Period                                                $ 13.79
                                                                                    -------
Income From Investment Operations
  Net investment income (loss).....................................................    0.09
  Net realized and unrealized gain (loss) of investments...........................    2.23
                                                                                    -------
  Total from investment operations.................................................    2.32
                                                                                    -------
Less Distributions
  Distributions from net investment income.........................................   (0.05)
                                                                                    -------
  Total distributions..............................................................   (0.05)
                                                                                    -------
Net Asset Value, End of Period                                                      $ 16.06
                                                                                    =======
Total Return (%)                                                                       16.8
Ratio of operating expenses to average net assets before expense reductions (%)....    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c).    0.95
Ratio of net investment income (loss) to average net assets (%)....................    0.44
Portfolio turnover rate (%)........................................................     217
Net assets, end of period (000).................................................... $36,819

Pleasesee following page for Financial Highlights footnote legend.

                See accompanying notes to financial statements.

                                     MSF-10

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Financial Highlights

                                                                                                           Class E
                                                                                    --------------------------------------------
                                                                                                   Year ended December 31,
                                                                                    --------------------------------------------
                                                                                         2008         2007       2006     2005
                                                                                    -------        -------     -------  -------
Net Asset Value, Beginning of Period                                                $ 20.89        $ 19.31     $ 17.29  $ 16.19
                                                                                    -------        -------     -------  -------
Income From Investment Operations
  Net investment income (loss).....................................................    0.00 (a)(d)   (0.02)(a)   (0.02)   (0.01)
  Net realized and unrealized gain (loss) of investments...........................  (11.55)          1.60        2.04     1.11
                                                                                    -------        -------     -------  -------
  Total from investment operations.................................................  (11.55)          1.58        2.02     1.10
                                                                                    -------        -------     -------  -------
Less Distributions
  Distributions from net investment income.........................................   (0.04)          0.00        0.00     0.00
                                                                                    -------        -------     -------  -------
  Total distributions..............................................................   (0.04)          0.00        0.00     0.00
                                                                                    -------        -------     -------  -------
Net Asset Value, End of Period                                                      $  9.30        $ 20.89     $ 19.31  $ 17.29
                                                                                    =======        =======     =======  =======
Total Return (%)                                                                      (55.4)           8.2        11.7      6.7
Ratio of operating expenses to average net assets before expense reductions (%)....    0.90           0.88        0.90     0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c).    0.89           0.88        0.88     0.83
Ratio of net investment income (loss) to average net assets (%)....................    0.01          (0.12)      (0.08)   (0.04)
Portfolio turnover rate (%)........................................................     313            113         153      149
Net assets, end of period (000).................................................... $14,710        $36,337     $38,839  $38,193

                                                                                    --------

                                                                                    --------
                                                                                      2004
                                                                                    -------
Net Asset Value, Beginning of Period                                                $ 13.90
                                                                                    -------
Income From Investment Operations
  Net investment income (loss).....................................................    0.07
  Net realized and unrealized gain (loss) of investments...........................    2.28
                                                                                    -------
  Total from investment operations.................................................    2.35
                                                                                    -------
Less Distributions
  Distributions from net investment income.........................................   (0.06)
                                                                                    -------
  Total distributions..............................................................   (0.06)
                                                                                    -------
Net Asset Value, End of Period                                                      $ 16.19
                                                                                    =======
Total Return (%)                                                                       17.0
Ratio of operating expenses to average net assets before expense reductions (%)....    0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c).    0.85
Ratio of net investment income (loss) to average net assets (%)....................    0.55
Portfolio turnover rate (%)........................................................     217
Net assets, end of period (000).................................................... $40,402

(a)Per share amount is based on average shares outstanding during the period.
(b)Distributions for the period were less than $0.01. (c)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(d)Net investment income was less than $0.01 per share.

                See accompanying notes to financial statements.

                                     MSF-11

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008

1. ORGANIZATION:

   Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company, General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

   Investment Valuation:

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

   Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                     MSF-12

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008--(Continued)


      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund's procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC ("MetLife Advisers" or the "Adviser").

   Investment Transactions and Related Investment Income:

      Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   Repurchase Agreements:

      The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

   Foreign Currency Translation:

      The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

                                     MSF-13

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008--(Continued)


   Forward Foreign Currency Exchange Contracts:

      The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   Futures Contracts:

      The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   Options:

      The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

      The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

   "When-Issued" Securities:

      Purchasing securities "when-issued" is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   Federal Income Taxes:

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation ("FASB") No. 48, Accounting for Uncertainties in Income

                                     MSF-14

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008--(Continued)

   Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

      As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

          Expiring     Expiring      Expiring    Expiring
          12/31/16     12/31/11      12/31/10    12/31/09      Total
        ------------- -----------  ------------ ----------- ------------
        $346,738,065  $16,477,953  $376,464,857 $33,105,061 $772,785,936

      Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

           Ordinary Income     Long Term Gain Return of Capital         Total
        ---------------------  -------------- ----------------- ---------------------
           2008        2007    2008    2007   2008     2007        2008       2007
        ----------  ---------- ----    ----   ----     ----     ---------- ----------
        $3,610,996  $1,402,145 $--     $--    $--      $--      $3,610,996 $1,402,145

      As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

    Undistributed Undistributed
      Ordinary      Long Term     Unrealized       Loss
       Income         Gain       Depreciation  Carryforwards      Total
    ------------- ------------- -------------  -------------  -------------
     $8,721,229        $--      $(161,058,882) $(772,785,936) $(925,123,589)

      Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

                                Currency Capital
                            --------  -------------
                             $--.... $(131,368,064)

   Dividends and Distributions to Shareholders:

   The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

   Expense Reductions:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3. INVESTMENT TRANSACTIONS:

   For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Other U.S. Government Other
         --------------- -------------- --------------- --------------
               $0        $2,830,433,576       $0        $2,850,086,343

                                     MSF-15

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008--(Continued)


4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   Investment Management Agreement:

   MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

    Management
    Fees earned by          Annual
    MetLife Advisers      percentage            Based on Portfolios
    for the year ended  rates paid to         average daily net asset
    December 31, 2008  MetLife Advisers               levels
    ------------------ ---------------- ------------------------------------
        $6,148,389          0.750%           Of the first $100 million
                            0.700%            Of the next $400 million
                            0.650%      On amounts in excess of $500 million

      Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

      Fidelity Management & Research Company ("FMR") was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

      During the period, Pyramis Global Advisors, LLC reimbursed MetLife Advisers $877,217, representing the cost of certain brokerage services and commissions incurred by the Portfolio in connection with a change of portfolio manager. MetLife Advisers reimbursed the Portfolio the same amount to pass the benefit of this reimbursement onto the Portfolio.

   Service and Distribution Fees:

      The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5. SECURITIES LENDING:

      The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6. MARKET AND CREDIT RISK:

      In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

                                     MSF-16

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--December 31, 2008--(Continued)

   securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio's Statements of Assets and Liabilities.

7. RECENT ACCOUNTING PRONOUNCEMENTS:

      In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

                                     MSF-17

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

       To the Shareholders and Board of Directors of Metropolitan Series Fund,
Inc.:

       We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fl Mid Cap Opportunities Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the "Fund") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fl Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

       Deloitte & Touche LLP

       Boston, Massachusetts
       February 23, 2009

                                     MSF-18

                         Metropolitan Series Fund, Inc.

 Directors and Officers

       The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors/(1)/

       Each Director below is an "interested person" (as defined by the 1940
Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.



                             Current
                            position(s) Position(s) Principal occupations over
past five years, including other
Name, Address and Age       with Fund         held since  directorships/(2)/
---------------------  ---------------------- ----------  ------------------
Elizabeth M. Forget    Director, Chairman of     2006     Senior Vice President (since 2007), MetLife, Inc.;
Age: 42                the Board, President                President, Met Investors Advisory, LLC; Trustee and
                        and Chief Executive                President, Met Investors Series Trust; Executive Vice
                              Officer                      President, MetLife Investors Group, Inc.; President, Chief
                                                           Executive Officer and
                                                           Chair of the Board of
                                                           Managers (since
                                                           2006), MetLife
                                                           Advisers; President,
                                                           Met Investors
                                                           Advisory, LLC.

Arthur G. Typermass          Director            1998     Formerly, Senior Vice President and Treasurer, MetLife.
Age: 71

                                                                       Number of
                                                                   Portfolios in
                                                                    Fund Complex
Principal occupations over past five years, including other   Overseen by
directorships/(2)/                                           Director/(3)/
------------------                                           -------------
Senior Vice President (since 2007), MetLife, Inc.;                 87
 President, Met Investors Advisory, LLC; Trustee and President, Met Investors
 Series Trust; Executive Vice President, MetLife Investors Group, Inc.;
 President, Chief Executive Officer and Chair of the Board of Managers (since
 2006), MetLife Advisers; President, Met Investors Advisory, LLC.

Formerly, Senior Vice President and Treasurer, MetLife.            38


Non-Interested Directors/(1)/

       Each Director below is not an "interested person" (as defined by the 1940
Act) with respect to the Fund (collectively, the "Independent Directors").

                                                                                                                  Number of
                                                                                                                Portfolios in
                           Current                                                                              Fund Complex
                          position(s)  Position(s) Principal occupations over past five years, including other   Overseen by
Name, Address and Age     with Fund    held since  directorships/(2)/                                           Director/(3)/
---------------------     -----------  ----------  ------------------                                           -------------
Steve A. Garban+           Director       1985     Formerly, Chief Financial Officer, Senior Vice President           38
Age: 71                                             Finance and Operations and Treasurer (Emeritus), The
                                                    Pennsylvania State University.

Linda B. Strumpf           Director       2000     Vice President and Chief Investment Officer, Ford                  38
Age: 61                                             Foundation.

Michael S. Scott Morton+   Director       1993     Jay W. Forrester Professor of Management (Emeritus) at             38
Age: 71                                             Sloan School of Management, MIT.

H. Jesse Arnelle           Director       2001     Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director,        38
Age: 75                                             Textron Inc. (global multi- industry company)*; formerly,
                                                    Director, Gannet Co. Inc. (diversified news and
                                                    information company)*; formerly, Director, Eastman
                                                    Chemical Company (global chemical company)*; formerly,
                                                    Director, Waste Management, Inc.*; formerly, Director,
                                                    Armstrong Holdings Inc. (parent company of floor and
                                                    ceiling products business)*; formerly, Director, FPL Group
                                                    Inc. (public utility holding company)*; Director, URS
                                                    Corporation (engineering design services firm)*.

                                     MSF-19

                         Metropolitan Series Fund, Inc.

                                                                                                               Number of
                                                                                                             Portfolios in
                        Current                                                                              Fund Complex
                       position(s)  Position(s) Principal occupations over past five years, including other   Overseen by
Name, Address and Age  with Fund    held since  directorships/(2)/                                           Director/(3)/
---------------------  -----------  ----------  ------------------                                           -------------
  Nancy Hawthorne       Director       2003     Chief Executive Officer, Clerestory LLC (corporate                 38
  Age: 57                                        financial advisor); Director, Avid Technologies (computer
                                                 software company)*; formerly,
                                                 Chairman of the Board of Avid
                                                 Technologies; formerly, Board
                                                 of Advisors, L. Knife & Sons,
                                                 Inc. (beverage distributor);
                                                 formerly, Trustee, New England
                                                 Zenith Fund ("Zenith Fund")**;
                                                 formerly, Chief Executive
                                                 Officer and Managing Partner,
                                                 Hawthorne, Krauss and
                                                 Associates (corporate financial
                                                 advisor); formerly, Chief
                                                 Financial Officer and Executive
                                                 Vice President, Continental
                                                 Cablevision, subsequently
                                                 renamed MediaOne (cable
                                                 television company); formerly,
                                                 Director, Life F/ X, Inc.;
                                                 formerly, Chairman of the
                                                 Board, WorldClinic (distance
                                                 medicine company); formerly,
                                                 Director, Perini Corporation
                                                 (construction company)*;
                                                 formerly, Director, CGU
                                                 (property and casualty
                                                 insurance company); formerly,
                                                 Director, Beacon Power
                                                 Corporation (energy company)*.

  John T. Ludes         Director       2003     President, LFP Properties (consulting firm); Formerly,             38
  Age: 72                                        Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer,
                                                 Fortune Brands/American Brands
                                                 (global conglomerate);
                                                 formerly, President and CEO,
                                                 Acushnet Company (athletic
                                                 equipment company).

Officers/(1)/

                            Current
                             position(s) Position(s)
Name and address     Age   with Fund     held since  Principal occupations over past five years/(2)/
----------------     --- --------------- ----------  -----------------------------------------------------------
Jeffrey L. Bernier   37   Senior Vice       2008     Vice President (since 2008), MetLife, Inc.; Vice President
                           President                  (since 2008), MetLife; Senior Vice President (since 2008),
                                                      MetLife Advisers;
                                                      formerly, Director and
                                                      Senior Investment Analyst
                                                      (2004 to 2007), John
                                                      Hancock Financial
                                                      Services; formerly,
                                                      Assistant Vice President
                                                      (2000 to 2001), Wachovia
                                                      Securities.

Alan C. Leland       56   Senior Vice       2005     Treasurer and Chief Financial Officer, MetLife Advisers,
                           President                  LLC; Treasurer (since 2005), Met Investors Advisory, LLC;
                                                      Vice President (since
                                                      2004), Met Investors
                                                      Advisory, LLC; Vice
                                                      President (since 2003),
                                                      MetLife, Inc.; Vice
                                                      President, MetLife; Senior
                                                      Vice President, NELICO.

Peter Duffy          53  Vice President     2000     Senior Vice President, MetLife Advisers; Second Vice
                         and Treasurer                President (since 2003), NELICO; Vice President, MetLife
                                                      (since 2004); Vice President (since 2004), MetLife, Inc.;
                                                      formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin  41      Chief          2007     Vice President (since 2006), MetLife, Inc.; Vice President
                           Compliance                 (since 2006), MetLife; Chief Compliance Officer (since
                            Officer                   2006), Met Investors
                                                      Series Trust, MetLife
                                                      Advisers, Met Investors
                                                      Advisory, LLC and MetLife
                                                      Investment Advisors
                                                      Company, LLC.

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** The Zenith Fund deregistered with the Securities and Exchange Commission
   ("SEC") in 2004.
(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the "State Street Research Funds").
(1)During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

                                     MSF-20

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

       The Fund's Contract Review Committees of the Board of Directors (the "Board" or the "Directors") typically meet in early fall to review the Portfolios' advisory agreements (the "Advisory Agreements") and subadvisory agreements (the "Subadvisory Agreements," and, together with the Advisory Agreements, the "Agreements") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

       The Directors receive all materials that they or MetLife Advisers, the Fund's investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios' performance benchmarks, (ii) information on the Portfolios' advisory and subadvisory fees and other expenses, including information comparing the Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data,
(iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential "fall-out" or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers' and the subadvisers' financial results and condition, (vii) each Portfolio's investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios' brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of "soft" commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

       Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the "Continued Agreements."

       In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

       The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

                                     MSF-21

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements--(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

       Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party's methodology for identifying a Portfolio's peer group(s) for purposes of performance and expense comparisons.

       In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio's investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio's investment objective(s) and policies; (iii) that the Portfolio's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio's investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio's subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

       The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

       After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

       The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

       The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

       After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

       Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

                                     MSF-22

                         Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements--(Continued)


       After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

       Other Factors. The Directors also considered other factors, which included but were not limited to the following:

..   the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

..   the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

..   so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

       Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

                                     MSF-23

       A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

       Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC's website at http://www.sec.gov.

       The Fund's Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC's website at http://www.sec.gov.

       The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                     MSF-24

[LOGO] MetLife/R/


Simplify your life...
 with MetLife eDelivery(R) while helping MetLife preserve the planet's natural
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
                                                 December 31, 2008
                Met Investors Series Trust
            Van Kampen Mid Cap Growth Portfolio


            Annual Report

                                                  NOT PART OF THE ANNUAL REPORT

 Letter from the President

FEBRUARY 1, 2009

Letter to Policyholders:

       2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

       While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. Treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

       In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the S&P 500(R) Index, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

       On the following pages, you will find a complete review of your Portfolio and its investment performance.

       MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

SINCERELY,


/s/ Elizabeth Forget

ELIZABETH M. FORGET
PRESIDENT
MET INVESTORS SERIES TRUST

--------------------------------------------------------------------------------
                   Van Kampen Mid Cap Growth PortfFoolriothe year ended 12/31/08 Managed by Morgan Stanley Investment Management, Inc. (dba Van Kampen)

Portfolio Manager Commentary

--------------------------------------------------------------------------------

Performance

   During the year ended December 31, 2008, the Portfolio had a return of (46.67)% and (46.75)% for Class A and B Shares, respectively, versus (44.32)% for its benchmark, the Russell Midcap(R) Growth Index./1/

Market Environment/Conditions

   The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period. The mid-cap growth segment of the stock market, in which the Portfolio invests, suffered a significant decline along with all other segments of the stock market during the period under review.

   It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality--evaluating the nature and sustainability of a company's competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Portfolio Review/Current Positioning

   The Growth Team uses intensive fundamental research to seek high-quality growth companies. The team's investment discipline favors companies with sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

   Stock selection in consumer discretionary had by far the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and education services stocks. Stock selection in financial services was another relative detractor, which more than offset the benefit of an underweight in the sector. Here, financial information services stocks were the primary area of weakness. The third largest area of relative underperformance came from stock selection in technology, where holdings in computer services software and systems lagged.

   In contrast, stock selection in the other energy sector (which includes oil and natural gas producers) was the largest positive contributor to relative performance, primarily due to natural gas producers. However, an underweight relative to the Russell Midcap(R) Growth Index in the other energy sector slightly offset some of the relative gain. Both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings. Finally, the Portfolio benefited from both stock selection and an underweight in the producer durables sector. Within the sector, pollution control and environment services were the two strongest contributors.

   Dennis Lynch, Managing Director
   David Cohen, Managing Director
   Sam Chainani, Managing Director
   Alexander Norton, Executive Director
   Jason Yeung, Executive Director
   Armistead Nash, Executive Director
  Morgan Stanley Investment Management, Inc. (dba Van Kampen)

   The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
  Top Ten Holdings by Market Value
As of 12/31/08

                                                          Percent of
                                                             Net
            Description                                     Assets
            -----------                                   ----------
            Southwestern Energy Co.......................   5.10%
            --------------------------------------------------------
            Ultra Petroleum Corp.........................   4.00%
            --------------------------------------------------------
            Expeditors International of Washington, Inc..   3.37%
            --------------------------------------------------------
            Martin Marietta Materials, Inc...............   3.36%
            --------------------------------------------------------
            Tencent Holdings, Ltd........................   3.31%
            --------------------------------------------------------
            Illumina, Inc................................   2.98%
            --------------------------------------------------------
            Techne Corp..................................   2.97%
            --------------------------------------------------------
            Leucadia National Corp.......................   2.75%
            --------------------------------------------------------
            C.H. Robinson Worldwide, Inc.................   2.66%
            --------------------------------------------------------
            Wynn Resorts, Ltd............................   2.62%
            --------------------------------------------------------

--------
   /1/ The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap(R) companies with higher price-to book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Van Kampen Mid Cap Growth PortfFoolriothe year ended 12/31/08 Managed by Morgan Stanley Investment Management, Inc. (dba Van Kampen)

Portfolio Manager Commentary (continued)

--------------------------------------------------------------------------------

  Portfolio Composition (% of portfolio market value)
As of 12/31/08

                                    [CHART]


Basic Materials                  1.2%
Communications                  19.3%
Cyclical                        11.7%
Non-Cyclical                    19.5%
Diversified                      3.0%
Energy                          14.6%
Financials                       9.4%
Industrials                     15.6%
Technology                       5.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Van Kampen Mid Cap Growth PortfFoolriothe year ended 12/31/08 Managed by Morgan Stanley Investment Management, Inc. (dba Van Kampen)

Portfolio Manager Commentary (continued)

--------------------------------------------------------------------------------



                Van Kampen Mid Cap Growth Portfolio managed by
    Morgan Stanley Investment Management, Inc. (dba Van Kampen) vs. Russell
                           Midcap(R) Growth Index/1/
                           Growth Based on $10,000+


                    [CHART]

                Russell Mid Cap
                     Growth          Fund
               ----------------      -----
 2/12/2001          $10,000        $10,000
12/31/2001            7,553          8,930
12/31/2002            5,483          6,750
12/31/2003            7,824          9,160
12/31/2004            9,036         10,300
12/31/2005           10,129         10,772
12/31/2006           11,209         11,674
12/31/2007           12,490         14,414
12/31/2008            6,954          7,676





    --------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/08)
    --------------------------------------------------------------
                                                         Since
                               1 Year  3 Year  5 Year Inception/3/
    --------------------------------------------------------------
    Van Kampen Mid Cap
    Growth Portfolio--Class A  -46.67% -10.48% -3.26%   -2.59%
--        Class B              -46.75% -10.68% -3.47%   -3.30%
    --------------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                   -44.32% -11.78% -2.33%   -3.45%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
Understanding Your Portfolio's Expenses

Shareholder Expense Example

   As a mutual fund shareholder you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

   The first line in the table below for each Class of shares shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2008 through December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

Hypothetical Example for Comparison Purposes

   The second line of the table below for each Class of shares provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table below for each Class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             Beginning     Ending        Expenses Paid
                                             Account Value Account Value During Period*
                                             7/1/08        12/31/08      7/1/08-12/31/08
Van Kampen Mid Cap Growth Portfolio          ------------- ------------- ---------------

  Class A
  Actual                                       $1,000.00     $  589.90        $3.60
  Hypothetical (5% return before expenses)      1,000.00      1,020.61         4.57
-------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       $1,000.00     $  590.00        $4.60
  Hypothetical (5% return before expenses)      1,000.00      1,019.36         5.84
-------------------------------------------  ------------- ------------- ---------------

   * Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15%% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2008
(Percentage of Net Assets)

           ---------------------------------------------------------
           Security                                       Value
           Description                        Shares     (Note 2)
           ---------------------------------------------------------

           Common Stocks - 90.6%
           Air Freight & Logistics - 6.0%
           C.H. Robinson Worldwide,
             Inc.(a)........................    35,956 $   1,978,659
           Expeditors International of
             Washington, Inc................    75,331     2,506,262
                                                       -------------
                                                           4,484,921
                                                       -------------
           Capital Markets - 1.7%
           Calamos Asset Management, Inc. -
             Class A(a).....................    59,430       439,782
           Greenhill & Co., Inc.............    11,609       809,960
                                                       -------------
                                                           1,249,742
                                                       -------------
           Chemicals - 2.5%
           Intrepid Potash, Inc.*(a)........    24,922       517,630
           Nalco Holding Co.................    87,932     1,014,735
           Rockwood Holdings, Inc.*(a)......    28,442       307,174
                                                       -------------
                                                           1,839,539
                                                       -------------
           Commercial & Professional Services - 1.7%
           Covanta Holding Corp.*(a)........    57,327     1,258,901
                                                       -------------
           Computers & Peripherals - 1.0%
           Teradata Corp.*(a)...............    49,131       728,613
                                                       -------------
           Construction & Engineering -
             1.5%
           Aecom Technology Corp.*(a).......    37,032     1,137,993
                                                       -------------
           Construction Materials - 4.1%
           Martin Marietta Materials,
             Inc.(a)........................    25,705     2,495,441
           Texas Industries, Inc.(a)........    16,089       555,071
                                                       -------------
                                                           3,050,512
                                                       -------------
           Distributors - 2.3%
           Li & Fung, Ltd...................   970,000     1,673,558
                                                       -------------
           Diversified Consumer Services -
             3.4%
           New Oriental Education &
             Technology Group, Inc.
             (ADR)*.........................    24,896     1,367,039
           Strayer Education, Inc.(a).......     5,463     1,171,322
                                                       -------------
                                                           2,538,361
                                                       -------------
           Diversified Financial Services -
             4.6%
           IntercontinentalExchange, Inc.*..    16,352     1,348,059
           Leucadia National Corp.*(a)......   103,240     2,044,152
                                                       -------------
                                                           3,392,211
                                                       -------------
           Energy Equipment & Services -
             1.8%
           IHS, Inc. - Class A*(a)..........    36,201     1,354,641
                                                       -------------
           Gas Utilities - 1.1%
           Questar Corp.(a).................    24,903       814,079
                                                       -------------
           Health Care Equipment & Supplies - 3.8%
           Gen-Probe, Inc.*.................    31,107     1,332,624
           Intuitive Surgical, Inc.*........     5,268       668,983
           Mindray Medical International,
             Ltd. (ADR)(a)..................    44,935       808,830
                                                       -------------
                                                           2,810,437
                                                       -------------

           ------------------------------------------------------------
           Security                                       Value
           Description                        Shares     (Note 2)
           ------------------------------------------------------------

           Hotels, Restaurants & Leisure -
             6.2%
           Ctrip.com International, Ltd.
             (ADR)(a).......................    59,027 $   1,404,843
           Starbucks Corp.*.................   135,452     1,281,376
           Wynn Resorts, Ltd.*(a)...........    46,179     1,951,524
                                                       -------------
                                                           4,637,743
                                                       -------------
           Household Durables - 2.4%
           Gafisa S.A. (ADR)(a).............    47,347       438,433
           Mohawk Industries, Inc.*(a)......    13,497       579,966
           NVR, Inc.*(a)....................     1,736       792,050
                                                       -------------
                                                           1,810,449
                                                       -------------
           Insurance - 1.0%
           Alleghany Corp.*.................     2,746       774,372
                                                       -------------
           Internet & Catalog Retail - 3.3%
           Amazon.com, Inc.*................    14,451       741,047
           Priceline.com, Inc.*(a)..........    22,876     1,684,818
                                                       -------------
                                                           2,425,865
                                                       -------------
           Internet Software & Services -
           8.0%
           Alibaba.com Ltd.*................   910,800       663,008
           Baidu.com (ADR)*(a)..............    10,237     1,336,645
           Equinix, Inc.*...................    13,822       735,192
           Tencent Holdings, Ltd............   378,200     2,462,172
           Yahoo!, Inc.*....................    60,900       742,980
                                                       -------------
                                                           5,939,997
                                                       -------------
           IT Services - 2.3%
           Redecard S.A.....................   149,938     1,671,795
                                                       -------------
           Life Sciences Tools & Services -
           6.0%
           Illumina, Inc.*(a)...............    85,050     2,215,553
           Techne Corp......................    34,200     2,206,584
                                                       -------------
                                                           4,422,137
                                                       -------------
           Media - 5.3%
           Discovery Communications, Inc. -
             Class A *......................    35,905       508,415
           Discovery Communications, Inc. -
             Class C*.......................    43,277       579,479
           Groupe Aeroplan, Inc.............   103,073       724,726
           Grupo Televisa S.A. (ADR)........    47,847       714,834
           Morningstar, Inc.*(a)............    39,749     1,411,089
                                                       -------------
                                                           3,938,543
                                                       -------------
           Oil, Gas & Consumable Fuels -
           10.5%
           Petrohawk Energy Corp.*(a).......    22,567       352,722
           Range Resources Corp.............    18,894       649,764
           Southwestern Energy Co.*(a)......   131,044     3,796,345
           Ultra Petroleum Corp.*(a)........    86,184     2,974,210
                                                       -------------
                                                           7,773,041
                                                       -------------
           Pharmaceuticals - 0.7%
           Ironwood Pharmaceutical..........    44,752       537,024
                                                       -------------
           Professional Services - 1.9%
           Corporate Executive Board Co.....    37,428       825,661

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2008
(Percentage of Net Assets)

          ------------------------------------------------------------
          Security                           Shares/Par     Value
          Description                          Amount      (Note 2)
          ------------------------------------------------------------

          Professional Services -
            continued
          Monster Worldwide, Inc.*(a).......      51,386 $    621,257
                                                         ------------
                                                            1,446,918
                                                         ------------
          Real Estate Management & Development -
            1.7%
          Brookfield Asset Management,
            Inc. - Class A..................      84,135    1,284,741
                                                         ------------
          Software - 2.3%
          Salesforce.com, Inc.*(a)..........      54,335    1,739,263
                                                         ------------
          Specialty Retail - 1.1%
          Abercrombie & Fitch Co. - Class
            A(a)............................      36,797      848,907
                                                         ------------
          Textiles, Apparel & Luxury Goods - 0.4%
          Lululemon Athletica, Inc.*(a).....      37,150      294,600
                                                         ------------
          Transportation Infrastructure
            - 1.1%
          Grupo Aeroportuario del
            Pacifico S.A. de C.V.
            (ADR)...........................      35,081      807,565
                                                         ------------
          Wireless Telecommunication Services - 0.9%
          NII Holdings, Inc.*...............      37,827      687,695
                                                         ------------
          Total Common Stocks
          (Cost $108,443,547)                              67,374,163
                                                         ------------

          Short-Term Investments -
            28.3%
          State Street Bank & Trust Co.,
            Repurchase Agreement dated
            12/31/08 at 0.010% to be
            repurchased at $7,050,004 on
            01/02/09 collateralized by
            $7,195,000 U. S. Treasury Bill
            at 1.000% due 01/08/09 with a
            value of $7,195,000............. $ 7,050,000    7,050,000
          State Street Navigator Securities
            Lending Trust Prime
            Portfolio(b)....................  14,006,863   14,006,863
                                                         ------------
          Total Short-Term Investments
          (Cost $21,056,863)                               21,056,863
                                                         ------------

          TOTAL INVESTMENTS -
            118.9%
            (Cost $129,500,410)                            88,431,026

          Other Assets and Liabilities (net) - (18.9)%    (14,055,376)
                                                         ------------

          TOTAL NET ASSETS -
            100.0%                                       $ 74,375,650
                                                         ============

Portfolio Footnotes:

 * Non-income producing security.
(a)All or a portion of security is on loan.
(b)Represents investment of collateral received from securities lending transactions.
   ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

   The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), effective with the beginning of the Portfolio's fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

   Level 1--quoted prices in active markets for identical securities
   Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
   Level 3--significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

                                                Investments In Other Financial
  Valuation Inputs                                  Securities    Instruments+
  ----------------------------------------------------------------------------
  Level 1--Quoted Prices                           $74,373,470              $0
  ----------------------------------------------------------------------------
  Level 2--Other Significant Observable Inputs      13,520,532               0
  ----------------------------------------------------------------------------
  Level 3--Significant Unobservable Inputs             537,024               0
  ----------------------------------------------------------------------------
  Total                                            $88,431,026              $0

FAS 157 Level 3 Reconciliation Disclosure

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                   Investments In Other Financial
                                                       Securities    Instruments+
---------------------------------------------------------------------------------
Balance as of January 1, 2008                            $      0              $0
 Accrued discounts/premiums                                     0               0
 Realized Gain (Loss)                                           0               0
 Change in unrealized appreciation (depreciation)               0               0
 Net Purchases (Sales)                                    537,024               0
 Transfers In (Out) of Level 3                                  0               0
---------------------------------------------------------------------------------
Balance as of December 31, 2008                          $537,024              $0

 + Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Van Kampen Mid Cap Growth Portfolio
Assets
    Investments, at value (Note 2) (a)(b)                                                     $ 81,381,026
    Repurchase Agreement                                                                         7,050,000
    Cash                                                                                               904
    Receivable for Trust shares sold                                                                79,072
    Dividends receivable                                                                            13,411
    Interest receivable                                                                                  2
                                                                                              ------------
       Total assets                                                                             88,524,415
                                                                                              ------------
Liabilities
    Payables for:
       Trust shares redeemed                                                                         7,788
       Distribution and services fees--Class B                                                      11,612
       Collateral for securities on loan                                                        14,006,863
       Management fee (Note 3)                                                                      42,496
       Administration fee                                                                              637
       Custodian and accounting fees                                                                35,302
    Accrued expenses                                                                                44,067
                                                                                              ------------
       Total liabilities                                                                        14,148,765
                                                                                              ------------
Net Assets                                                                                    $ 74,375,650
                                                                                              ============
Net Assets Represented by
    Paid in surplus                                                                           $125,898,172
    Accumulated net realized loss                                                              (10,457,244)
    Unrealized depreciation on investments and foreign currency                                (41,069,352)
    Distributions in excess of net investment income                                                 4,074
                                                                                              ------------
       Total                                                                                  $ 74,375,650
                                                                                              ============
Net Assets
    Class A                                                                                   $ 16,326,324
                                                                                              ============
    Class B                                                                                     58,049,326
                                                                                              ============
Capital Shares Outstanding
    Class A                                                                                      2,858,577
                                                                                              ============
    Class B                                                                                     10,429,426
                                                                                              ============
Net Asset Value and Offering Price Per Share
    Class A                                                                                   $       5.71
                                                                                              ============
    Class B                                                                                           5.57
                                                                                              ============

-----------------------------------------------------------------------------------------------------------
(a)Investments at cost, excluding repurchase agreement and collateral for securities on loan  $108,443,547
(b)Includes cash collateral for securities loaned of                                            14,006,863

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Van Kampen Mid Cap Growth Portfolio
Investment Income
   Dividends (1)                                                          $    758,071
   Interest (2)                                                                391,710
                                                                          ------------
       Total investment income                                               1,149,781
                                                                          ------------
Expenses
   Management fee (Note 3)                                                     723,652
   Administration fees                                                          10,140
   Deferred Expense Reimbursement                                               80,919
   Custodian and accounting fees                                                12,955
   Distribution and services fees--Class B                                     186,995
   Audit and tax services                                                       31,976
   Legal                                                                        19,984
   Trustee fees and expenses                                                    18,375
   Shareholder reporting                                                         9,671
   Insurance                                                                     1,484
   Other                                                                         8,680
                                                                          ------------
       Total expenses                                                        1,104,831
                                                                          ------------
   Net investment income                                                        44,950
                                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign
  Currency
   Net realized loss on:
       Investments                                                          (7,198,637)
       Foreign currency                                                        (40,858)
                                                                          ------------
   Net realized loss on investments and foreign currency                    (7,239,495)
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (55,074,219)
       Foreign currency                                                           (117)
                                                                          ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (55,074,336)
                                                                          ------------
   Net realized and unrealized loss on investments and foreign
       currency                                                            (62,313,831)
                                                                          ------------
Net Decrease in Net Assets from Operations                                $(62,268,881)
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     20,243
(2)Interest income includes securities lending net income of:                  365,517

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


Van Kampen Mid Cap Growth Portfolio
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2008          2007
                                                                         ------------  ------------
Increase (Decrease) in Net Assets:
Operations
   Net investment income                                                 $     44,950  $    256,190
   Net realized gain (loss) on investments and foreign currency            (7,239,495)    9,744,650
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                   (55,074,336)    9,291,594
                                                                         ------------  ------------
   Net increase (decrease) in net assets resulting from operations        (62,268,881)   19,292,434
                                                                         ------------  ------------
Distributions to Shareholders
   From net investment income
     Class A                                                                 (351,356)           --
     Class B                                                                 (983,771)           --
   From net realized gains
     Class A                                                               (2,087,595)   (2,550,134)
     Class B                                                               (6,817,410)   (5,146,070)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (10,240,132)   (7,696,204)
                                                                         ------------  ------------
Capital Share Transactions (Note 4)
   Proceeds from shares sold
     Class A                                                               20,377,053     6,833,122
     Class B                                                               35,966,940    27,484,503
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,438,951     2,550,134
     Class B                                                                7,801,181     5,146,070
   Cost of shares repurchased
     Class A                                                              (16,616,330)   (7,383,674)
     Class B                                                              (14,272,955)  (13,895,212)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              35,694,840    20,734,943
                                                                         ------------  ------------
Net Increase (Decrease) in Net Assets                                     (36,814,173)   32,331,173
   Net assets at beginning of period                                      111,189,823    78,858,650
                                                                         ------------  ------------
   Net assets at end of period                                           $ 74,375,650  $111,189,823
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $      4,074  $    319,810
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


Selected Per Share Data for the Year Ended:

                                                                                    Class A
Van Kampen Mid Cap Growth Portfolio                               ------------------------------------------
                                                                        For the Years Ended December 31,
                                                                  ------------------------------------------
                                                                    2008     2007     2006     2005     2004
                                                                  -------   ------  ------   ------   ------
Net Asset Value, Beginning of Period............................. $ 11.82   $10.44  $10.19   $10.43   $ 9.24
                                                                  -------   ------  ------   ------   ------
Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)..................................    0.02     0.05   (0.01)   (0.04)   (0.04)
Net Realized/Unrealized Gain (Loss) on Investments...............   (5.10)    2.29    0.90     0.54     1.23
                                                                  -------   ------  ------   ------   ------
Total from Investment Operations.................................   (5.08)    2.34    0.89     0.50     1.19
                                                                  -------   ------  ------   ------   ------
Less Distributions
Dividends from Net Investment Income.............................   (0.15)      --      --       --       --
Distributions from Net Realized Capital Gains....................   (0.88)   (0.96)  (0.64)   (0.74)      --
                                                                  -------   ------  ------   ------   ------
Total Distributions..............................................   (1.03)   (0.96)  (0.64)   (0.74)      --
                                                                  -------   ------  ------   ------   ------
Net Asset Value, End of Period................................... $  5.71   $11.82  $10.44   $10.19   $10.43
                                                                  =======   ======  ======   ======   ======
Total Return                                                       (46.67)%  23.84%   8.65 %   4.71 %  12.76 %
Ratio of Expenses to Average Net Assets After Reimbursement......    0.89 %   0.88%   0.90 %   0.90 %   0.90 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................    0.89 %   0.88%   1.08 %   0.99 %   0.95 %
Ratio of Net Investment Income (Loss) to Average Net Assets......    0.25 %   0.46%  (0.08)%  (0.35)%  (0.43)%
Portfolio Turnover Rate..........................................    38.1 %   62.0%  226.6 %  103.9 %   99.5 %
Net Assets, End of Period (in millions).......................... $  16.3   $ 29.6  $ 24.0   $ 21.5   $ 26.5

                                                                                    Class B
                                                                  ------------------------------------------
                                                                        For the Years Ended December 31,
                                                                  ------------------------------------------
                                                                    2008     2007     2006     2005     2004
                                                                  -------   ------  ------   ------   ------
Net Asset Value, Beginning of Period............................. $ 11.55   $10.25  $10.04   $10.30   $ 9.16
                                                                  -------   ------  ------   ------   ------
Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)..................................   (0.00)+   0.02   (0.03)   (0.06)   (0.06)
Net Realized/Unrealized Gain (Loss) on Investments...............   (4.97)    2.24    0.88     0.54     1.20
                                                                  -------   ------  ------   ------   ------
Total from Investment Operations.................................   (4.97)    2.26    0.85     0.48     1.14
                                                                  -------   ------  ------   ------   ------
Less Distributions
Dividends from Net Investment Income.............................   (0.13)      --      --       --       --
Distributions from Net Realized Capital Gains....................   (0.88)   (0.96)  (0.64)   (0.74)      --
                                                                  -------   ------  ------   ------   ------
Total Distributions..............................................   (1.01)   (0.96)  (0.64)   (0.74)      --
                                                                  -------   ------  ------   ------   ------
Net Asset Value, End of Period................................... $  5.57   $11.55  $10.25   $10.04   $10.30
                                                                  =======   ======  ======   ======   ======
Total Return                                                       (46.75)%  23.48%   8.37 %   4.58 %  12.45 %
Ratio of Expenses to Average Net Assets After Reimbursement......    1.14 %   1.13%   1.15 %   1.15 %   1.15 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................    1.14 %   1.14%   1.34 %   1.24 %   1.20 %
Ratio of Net Investment Income (Loss) to Average Net Assets......   (0.03)%   0.19%  (0.30)%  (0.58)%  (0.66)%
Portfolio Turnover Rate..........................................    38.1 %   62.0%  226.6 %  103.9 %   99.5 %
Net Assets, End of Period (in millions).......................... $  58.0   $ 81.5  $ 54.8   $ 40.9   $ 36.0

+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2008

1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-nine Portfolios (the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2008, the Portfolio included in this report is Van Kampen Mid Cap Growth Portfolio (the "Portfolio"), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

   The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust has registered four classes of shares: Class A and B Shares are currently offered by the Portfolio. Class C and E Shares are not currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

   The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

   A. Security Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm Eastern Time the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the "Board"). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

   The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its equity investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

   Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

   If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2008

2. Significant Accounting Policies - continued


   C. Investment Income and Expenses - Interest income is recorded on an accrual basis. Discount and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

   D. Income Taxes - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements.

   The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2008, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                     Expiring   Expiring
                             Total 12/31/2011 12/31/2016
                       ----------- ---------- ----------

                       $10,386,316 $2,315,583 $8,070,733

   The Portfolio acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $771,861.

   The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2008 tax years remain subject to examination by U.S. Federal and most tax authorities. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in the Portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

   E. Distribution of Income and Gains - Distributions of net investment income and capital gains are recorded on ex-dividend date.

   F. Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

   Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

   G. Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

H. Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2008

2. Significant Accounting Policies - continued


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

   The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc. dba Van Kampen (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

   Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

   Under the terms of the Portfolio's Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

              Management Fees
            earned by Manager
         for the period ended
            December 31, 2008 % per annum     Average Daily Net Assets
         -------------------- ----------- ----------------------------

               $723,652           0.70%   First $200 Million

                                  0.65%   $200 Million to $500 Million

                                 0.625%   Over $500 Million

   Metropolitan Life Insurance Company ("MLIC") serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

   The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                          Expenses Deferred in
                                                             ---------------------------------------
                                       Maximum Expense Ratio   2004     2005     2006   2007   2008
                                       under current Expense  ------  ------  -------  -----  -----
                                        Limitation Agreement Subject to repayment until December 31,
                                     ---------------------   ---------------------------------------
Portfolio                            Class A Class B Class E   2009     2010     2011   2012   2013
---------                            ------- ------- -------  ------  ------  -------  -----  -----

Van Kampen Mid Cap Growth Portfolio   0.90%   1.15%   1.05%* 29,476   33,406  127,383  6,445   --

   * Class not offered during the period.

   If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2008

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

   The following amount was repaid to the Manager in accordance with the Expense Limitation Agreement during the period ended December 31,
2008:          $80,919

   The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, as applicable, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio, as applicable, attributable to its Class B, Class C and Class E Shares, respectively.

   Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, as applicable, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

   During the period ended December 31, 2008 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

                     Affiliate                  Commission
                     ---------                  ----------

                     Morgan Stanley & Co., Inc.   $3,129

4. Shares of Beneficial Interest

   Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                 Shares Issued
                                       Through             Net Increase
             Beginning                Dividend                in Shares     Ending
                Shares     Sales Reinvestments Redemptions  Outstanding     Shares
             --------- --------- ------------- ----------- ------------ ----------

 Class A

 12/31/2008  2,507,167 2,014,924    245,862    (1,909,376)    351,410    2,858,577
 12/31/2007  2,300,279   621,782    248,309      (663,203)    206,888    2,507,167

 Class B

 12/31/2008  7,059,412 4,242,948    805,075    (1,678,009)  3,370,014   10,429,426
 12/31/2007  5,350,037 2,465,392    512,047    (1,268,064)  1,709,375    7,059,412

5. Investment Transactions

   Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2008 were as follows:

                              Purchases                          Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------
               $--......  $58,800,737         $--        $38,590,632

   At December 31, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                  Federal        Gross         Gross
               Income Tax   Unrealized    Unrealized Net Unrealized
                     Cost Appreciation  Depreciation   Depreciation
             ------------ ------------ ------------  --------------
             $129,571,339  $2,575,656  $(43,715,969)  $(41,140,313)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2008



6. Securities Lending

   As of December 31, 2008, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                               Value of    Value of
                   Value of        Cash    Non-Cash       Total
                 Securities  Collateral Collateral*  Collateral
                ----------- ----------- ----------- -----------

                $13,668,821 $14,006,863   $1,730    $14,008,593

   * The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Distributions to Shareholders

   The tax character of distributions paid for the years ended December 31, 2008 and 2007 were as follows:

          Ordinary Income Long-Term Capital Gain                  Total
          --------------- ---------------------  ----------------------
                2008 2007       2008        2007        2008       2007
          ---------- ---- ----------  ---------- ----------- ----------

          $8,878,237 $--  $1,361,895  $7,696,204 $10,240,132 $7,696,204

   As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

   Undistributed Undistributed           Net
        Ordinary     Long-Term    Unrealized
          Income          Gain  Depreciation Loss Carryforwards         Total
   ------------- ------------- ------------  ------------------ ------------
      $4,074....      $--      $(41,140,280)    $(10,386,316)   $(51,522,522)

8. Contractual Obligations

   The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

   In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio's Statements of Assets and Liabilities.

10. Recent Accounting Pronouncements

   In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Shareholders and Board of Trustees of Met Investors Series Trust:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Mid Cap Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the "Trust"), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   Deloitte & Touche LLP

   Boston, Massachusetts
   February 20, 2009

                          MET INVESTORS SERIES TRUST
                               December 31, 2008

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees." Additional information about the Trustees is available in the Statement of Additional Information which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
------------
                                                                                         Number of
                                    Term of Office                                       Portfolios
                                     and Length                                           in Fund
                      Position(s)        of                                               Complex
Name, Age and         Held with         Time             Principal Occupation(s)          overseen   Other Directorships
Address               the Trust        Served              During Past 5 Years          by Trustee**  Held by Trustee
-------              -------------- --------------  ----------------------------------- ------------ -------------------
Elizabeth M.         President and   Indefinite;    Since 2007, Senior Vice President,       87      None
Forget* (42)         Trustee         From           MetLife, Inc.; from December
                                     December       2003 to 2007, Vice President,
                                     2000 to        MetLife, Inc.; since December
                                     present.       2000, President of Met Investors
                                                    Advisory, LLC; since 2001,
                                                    Executive Vice President, MetLife
                                                    Investors Group, Inc.; since May
                                                    2006, President of MetLife
                                                    Advisers LLC; since August 2006,
                                                    Director of Metropolitan Series
                                                    Fund, Inc.
Disinterested
Trustees***
-----------
Stephen M. Alderman  Trustee         Indefinite;    Since November 1991,                     49      None
(49)                                 From           Shareholder in the law firm of
                                     December       Garfield and Merel, Ltd.
                                     2000 to
                                     present.

Jack R. Borsting     Trustee         Indefinite;    Since 2006, Professor and Dean           49      Lead Governor,
(79)                                 From           Emeritus, Marshall School of                     NYSE Euronext,
                                     December       Business, University of Southern                 Director, Los
                                     2000 to        California (USC); from 2001 to                   Angeles
                                     present.       2005, Professor of Business                      Orthopedic
                                                    Administration and Dean                          Hospital, Trustee,
                                                    Emeritus; from 1995-2001                         The Rose Hills
                                                    Executive Director, Center for                   Foundation.
                                                    Telecommunications                               Member, Army
                                                    Management.                                      Science Board.

Dawn M. Vroegop (42) Trustee         Indefinite;    From September 1999 to                   49      Director,
                                     From           September 2003, Managing                         Caywood Scholl
                                     December       Director, Dresdner RCM Global                    Asset
                                     2000 to        Investors.                                       Management;
                                     present.                                                        Investment
                                                                                                     Committee
                                                                                                     Member of City
                                                                                                     College of San
                                                                                                     Francisco.

Daniel A. Doyle (50) Trustee         Indefinite;    Since October 2000, Vice                 49      None
                                     From           President and Chief Financial
                                     February       Officer of ATC Management, Inc.
                                     2007 to        (public utility).
                                     present.

Susan C. Gause (56)  Trustee         Indefinite;    From 2000 to December 2002,              49      None
                                     From           Chief Executive Officer of
                                     March 2008     Dresdner RCM Global Investors
                                     to present.    (purchased by Allianz Asset
                                                    Management in 2001).

                          MET INVESTORS SERIES TRUST
                               December 31, 2008

Trustees and Officers (Unaudited) - continued

                                                                                           Number of
                                     Term of Office                                        Portfolios
                                      and Length                                            in Fund
                      Position(s)         of                                                Complex
Name, Age and         Held with          Time              Principal Occupation(s)          overseen   Other Directorships
Address               the Trust         Served              During Past 5 Years           by Trustee**  Held by Trustee
-------               -----------    --------------  ------------------------------------ ------------ -------------------
Disinterested Trustees - continued
----------------------------------
Robert Boulware       Trustee         Indefinite;    Since 2004, Director of Norwood           49       Director of
(52)                                  From           Promotional Products, Inc.; since                  Gainsco, Inc.,
                                      March 2008     2005, Director of Gainsco, Inc.                    Norwood
                                      to present.    (auto insurance); since 2007,                      Promotional
                                                     Director of Wealthpoint Advisors                   Products, Inc.,
                                                     (a business development                            Wealthpoint
                                                     company) and Holladay Bank;                        Advisors and
                                                     from 1992-2006, President and                      Holladay Bank.
                                                     Chief Executive Officer of ING
                                                     Fund Distributor, LLC.
The Executive
Officers
--------
Jeffrey A. Tupper     Chief           From           Since October 2006, Assistant            N/A       N/A
(38)                  Financial       August         Vice President, MetLife Group,
                      Officer,        2002 to        Inc.; since February 2001,
                      Treasurer       present.       Assistant Vice President of
                                                     MetLife Investors Insurance
                                                     Company.

Michael K. Farrell    Executive       From           Since December 2005, Executive           N/A       N/A
(56)                  Vice            August         Vice President of Metropolitan
                      President       2002 to        Life Insurance Company; since
                                      present.       July 2002, Chief Executive
                                                     Officer of MetLife Investors
                                                     Group, Inc. and Met Investors
                                                     Advisory, LLC; since April 2001,
                                                     Chief Executive Officer of
                                                     MetLife Resources and Vice
                                                     President of Metropolitan Life
                                                     Insurance Company; since January
                                                     1990, President of Michael K.
                                                     Farrell Associates, Inc. (qualified
                                                     retirement plans for non-profit
                                                     organizations).

Richard C. Pearson    Vice            From           Since July 2002, President of            N/A       N/A
(65)                  President       December       MetLife Investors Distribution
                      and             2000 to        Company; since January, 2002,
                      Secretary       present.       Secretary of Met Investors
                                                     Advisory, LLC; since January
                                                     2001, Senior Vice President,
                                                     General Counsel and Secretary of
                                                     MetLife Investors Group, Inc.;
                                                     since November 2000, Vice
                                                     President, General Counsel and
                                                     Secretary of Met Investors
                                                     Advisory, LLC; from 1998 to
                                                     November 2000, President,
                                                     Security First Group, Inc.

                          MET INVESTORS SERIES TRUST
                               December 31, 2008

Trustees and Officers (Unaudited) - continued

                                                                                          Number of
                                     Term of Office                                       Portfolios
                                      and Length                                           in Fund
                       Position(s)        of                                               Complex
Name, Age and          Held with         Time             Principal Occupation(s)          overseen   Other Directorships
Address                the Trust        Served              During Past 5 Years          by Trustee**  Held by Trustee
-------                -----------   --------------  ----------------------------------- ------------ -------------------
The Executive Officers - continued
----------------------------------
Jeffrey P. Halperin    Chief           From          Since March 2006, Vice President,       N/A             N/A
(41)                   Compliance      August        Corporate Ethics and Compliance
Metropolitan Life      Officer         2006 to       Department, MetLife, Inc.; from
Insurance Company                      present.      October 2002 to March 2006,
1095 Avenue of the                                   Assistant Vice President; from
Americas                                             November 2005 to August 2006,
New York, NY                                         Interim Chief Compliance Officer,
10036                                                Met Investors Series Trust; since
                                                     April 2007, Chief Compliance
                                                     Officer, Metropolitan Series Fund,
                                                     Inc.; from August 2006 to April
                                                     2007, Interim Chief Compliance
                                                     Officer, Metropolitan Series Fund,
                                                     Inc.; since August 2006, Chief
                                                     Compliance Officer, Met Investors
                                                     Advisory, LLC and MetLife
                                                     Advisers, LLC; since November
                                                     2006, Chief Compliance Officer,
                                                     MetLife Investment Advisors
                                                     Company, LLC.

--------
 * "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
 **The Fund Complex consists of 49 series of the Trust and 38 series of
   Metropolitan Series Fund, Inc.
***Theodore A. Myers resigned from the Board in February 2008.

Quarterly Portfolio Schedule

   The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

   A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

   At an in-person meeting of the Board of Trustees (the "Board") of the Met Investors Series Trust (the "Trust") held on November 11-12, 2008, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Trust (the "Disinterested Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") and the applicable advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for each of the series of the Trust, including the Van Kampen Mid Cap Growth Portfolio (each a "Portfolio," and collectively, the "Portfolios")./1/

   In considering the Agreements, the Board reviewed a variety of materials relating to each Portfolio, the Manager and each Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Manager and the Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Manager and the Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Advisers with respect to the Portfolios they manage. The Disinterested Trustees also assessed reports provided by independent consultants, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

   The Disinterested Trustees were separately advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees also received a memorandum from Trust counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board met in person a number of times prior to the November meeting for the specific purpose of considering the proposed continuation of the Agreements. The Disinterested Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

   In considering whether to approve the renewal of the Management Agreement with the Manager and any applicable Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager and the Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Manager's and each of the Adviser's personnel and operations; (4) the financial condition of the Manager and of the Advisers; (5) the level and method of computing each Portfolio's management and advisory fees; (6) the profitability of the Manager under the Management Agreement and of the Advisers under the Advisory Agreements; (7) any "fall-out" benefits to the Manager, the Advisers and their affiliates (i.e., ancillary benefits realized by the Manager, the Advisers or their affiliates from the Manager's or Advisers' relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services.

   Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Manager to the Portfolios, the Board took into account the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Moderate Strategy Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers of the other Portfolios, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

   The Board also recognized the Manager/'/s reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Manager and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

   With respect to the services provided by each of the Advisers, the Board considered information provided to the Board by each Adviser, including each Adviser's Form ADV, as well as information presented throughout the past year. The Board considered the Adviser's current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Adviser's history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Adviser's investment and compliance personnel who provide services

--------
   /1/ The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio, the American Funds Moderate Allocation Portfolio, the American Funds Global Small Capitalization Portfolio, the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Templeton Founding Strategy Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal.

to the Portfolios. The Board also considered, among other things, the Adviser's compliance program and any disciplinary history. The Board noted each Adviser's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and present reports to the Disinterested Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Adviser.

   The Board considered each Adviser's investment process and philosophy. The Board took into account that each Adviser's responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Adviser's brokerage policies and practices, including with respect to best execution and soft dollars.

   Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Manager and by each Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

   Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews with the Board on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable funds underlying variable insurance products (the "Performance Universe"). In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board, including profitability of the Manager and economies of scale. The Board also considered each Portfolio's more recent performance subsequent to the performance period covered by the Lipper reports, and management's discussion of the same, including the effect of current market conditions on each Portfolio's more recent performance.

   The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Manager's focus on each Adviser's performance and noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

   Among other data relating specifically to the Van Kampen Mid Cap Growth Portfolio's performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period and underperformed for the three- and five-year periods ended July 31, 2008. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods and underperformed its benchmark for the five-year period. The Board took into account management's discussion of the Portfolio's performance. The Board noted that performance has improved since the change in Adviser effective October of 2006 and that the performance history prior to that date reflects the performance of the Portfolio's previous Adviser. The Board concluded that appropriate action is being taken to address the Portfolio's performance.

   Fees and expenses. The Board gave substantial consideration to the management fees payable under the Management Agreement and the advisory fees payable under each of the Advisory Agreements. In this connection, the Board reviewed the management fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee, as well as considered the fees charged by the Manager to manage other comparable funds. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management and advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "Expense Group"), as well as the Portfolio's ranking within broader groups of funds (the "Expense Universe" and the "Sub-advised Expense Universe").

   The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. It was further noted that the Manager negotiates such fees at arms-length. The Board also considered that the Manager had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Manager has agreed to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting a Portfolio's total annual operating expenses. In addition, the Board noted that the Manager effected fee reductions in 2008 with respect to several Portfolios. The Board also noted that the Manager had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

   With respect to each sub-advised Portfolio, the Board also compared the advisory fees paid by the Manager to fees charged by the Portfolio's Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

   With respect to the Van Kampen Mid Cap Growth Portfolio, the Board considered that the Portfolio's actual management fees were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further considered that the Portfolio's total expenses

(exclusive of 12b-1 fees) were below the median Expense Group and Sub-advised Expense Universe but above the Expense Universe. The Board further noted that the Portfolio's contractual management fees were below the normalized median of the Expense Group at the Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

   Profitability. The Board examined the profitability of the Manager on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With respect to the other Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as considered the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Manager and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

   In considering the profitability to the Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

   Economies of scale. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but eight of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board also took into account that the Adviser fees are paid by the Manager out of the management fee. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses.

   With respect to the Van Kampen Mid Cap Growth Portfolio, the Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio's fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board noted that the Portfolio's management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

   Other factors. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Manager to the Portfolios.

   The Board considered other benefits that may be realized by each Adviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Advisers and their affiliates by virtue of the Advisers' relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Advisers to the Portfolios.

   The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's or the Advisers' affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager or an Adviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, the Board, including a majority of the Disinterested Trustees, determined that approval of the Management Agreement and the Advisory Agreements was in the best interests of the Portfolios. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement and the Advisory Agreement with respect to each Portfolio.

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE
For the six-month period ended June 30, 2009, the Class A, B, and E shares of the FI Mid Cap Opportunities Portfolio returned 9.94%, 9.85%, and 9.99%, respectively, compared to its benchmark, the Russell Midcap Growth Index/1/, which returned 16.61%.

MARKET ENVIRONMENT/CONDITIONS
During the first six months of 2009, most major U.S. equity indexes posted positive returns. The first two months of the period saw major U.S. indexes decline sharply as the ongoing credit crisis and fears of a deepening and drawn-out global recession continued to drive investor sentiment. Consumer confidence reached an all-time low in February as rising unemployment and the deteriorating housing market weighed on the minds of consumers. During February, President Obama signed into law a $787 billion federal stimulus package aimed at reviving the economy by increasing federal spending and tax cuts. After a lackluster beginning to the year, the broad domestic equity market, as measured by the Standard & Poor's (S&P) 500, rallied nearly 35% from its low during March. The Federal Reserve's announcement that it would purchase an additional $750 billion in mortgage-backed securities and $300 billion in longer term Treasuries as well as its release of reassuring stress test results on several large U.S. banks helped drive the broad rally in the Financials sector. Consumer confidence rebounded significantly from its February low as investor sentiment improved amid signs that the recession may be easing. Major commodity prices were volatile during the period. Oil futures prices rose sharply to finish the period up 57%, while natural gas prices declined 32%. Corn futures finished the period down 10%. Silver gained 20% while Gold rose 5% during the period.

In this environment, all equity market cap ranges had positive absolute performance, though most value indexes did post negative absolute performance. Large-cap stocks fared relatively better than small-cap stocks but underperformed mid-cap stocks. Growth stocks significantly outperformed value stocks. Information Technology was the best performing sector, driven by strength in the Computers & Peripherals and Software industries. Industrials stocks were the worst performers during the period as investor concerns related to the global economic slowdown weighed on shares. For the period, the broad market, as measured by the S&P 500 Index, returned 3.16%, with four of its ten sectors posting positive returns. The S&P 500 Index underperformed the Russell Midcap Index by approximately 680 basis points and outperformed the small-cap Russell 2000 Index by about 50 basis points. The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by approximately 1,450 basis points, driven by the relative outperformance and higher weighting of the Information Technology sector in the Growth Index.

PORTFOLIO REVIEW/CURRENT POSITIONING
For the six-month period ending June 30, 2009, the Portfolio underperformed the Russell Midcap Growth Index. The Consumer Discretionary and Health Care sectors detracted the most from relative performance, while the Information Technology and Energy sectors contributed.

Within Consumer Discretionary, the overweights in tax preparation service provider H&R Block and postsecondary education provider Corinthian Colleges detracted from relative performance. H&R Block shares fell 24% as the company reported that it prepared fewer tax returns than it had in 2008. The company also announced that it would reorganize its tax and corporate structures in an effort to cut costs. Corinthian Colleges shares rose 5% but underperformed the Index as the company's better-than-expected fiscal second-quarter earnings were offset by investors' concerns that that the recent appointment of Robert Shireman as the new Deputy Under Secretary at the U.S. Department of Education could lead to unfavorable student lending restrictions for for-profit schools. Among Health Care holdings, the overweights in biotech company Sequenom and contract research provider ICON detracted from relative performance. Sequenom shares fell 72% during the period as the company disclosed that it would delay the launch of its Down syndrome test due to potential fraudulent handling of data by four of its employees. The company was downgraded by several Wall Street analysts following the announcement. ICON shares fell 17% as the company lowered its fiscal year 2009 guidance after forecasting flat to lower earnings growth. Among individual holdings, the overweight in solar power product designer and manufacturer Energy Conversion Devices was among the largest Portfolio detractors. Energy Conversion Devices shares fell 44% as the company cut its revenue guidance and slowed its expansion plans in response to the credit crunch and weather driven demand weakness.

Among Information Technology holdings, the overweight in network collocation and IT infrastructure services provider Equinix and data center operator Telecity Group contributed to performance. Equinix shares rose 36% as the company posted better-than-expected first-quarter earnings, driven largely by increased demand for its services from telecom carriers and content providers. Telecity shares rose 92% as the company announced first-quarter revenue ahead of expectations, attributing the rising demand for its data centers to increasing global internet usage. Within Energy, the overweights in oil and gas drilling equipment manufacturer and service provider Weatherford International and oil and gas drilling contractor Nabors Industries contributed to performance. Weatherford shares rose 90% during the period as investors reacted favorably to the company's acquisition of Russian oil drilling company TNK-BP's oil field services enterprises. Weatherford shares also moved higher after Goldman Sachs upgraded the stock, citing an expected rebound in commodity prices. Nabors shares rose 35% as the company reported better-than-expected first-quarter earnings, driven largely by strong results in its international segment. Among individual holdings, the overweights in point-of-care diagnostics company Inverness Medical Innovations and resort and casino operator Las Vegas Sands were the largest Portfolio contributors. Inverness shares rose 84% as the company reported better-than-expected first-quarter earnings, driven by incremental earnings derived from recently acquired businesses.


                                     MSF-1

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors
Portfolio Manager Commentary*

Rising flu test sales given the swine flu outbreak also helped pushed shares higher. Las Vegas Sands shares rose 88% in the Portfolio as the company reported better-than-expected first-quarter earnings, driven largely by cost savings initiatives and increased visits to the company's Macau casinos.

At June 30, 2009, within Consumer Discretionary, we were overweight education companies including DeVry, Apollo Group, and ITT Educational Services. We believe these companies may benefit from increasing enrollments and rising student retention rates as a result of the difficult labor market. In Health Care, we favored biotechnology and we were overweight the Health Care Providers and Services industry as companies in this industry provide essential services and are less vulnerable to healthcare reform and reimbursement issues. Within Financials, we favored reinsurance companies because of their attractive valuations and improving fundamentals. We were also overweight the Diversified Financial Services industry, focusing on securities and derivatives exchange providers such as Interactive Brokers Group and CME Group as regulatory and legislative measures could lead to increased trading activity. The Portfolio has remained consistently underweight Information Technology and overweight the Wireless Telecommunication industry because of the growth potential. We continued to underweight Industrials companies as the global economic slowdown and deteriorating fundamentals have made names unattractive.



* This commentary may include statements that constitute "forward-looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of June 30, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio's trading intent. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally higher price-to-book ratios and higher forecasted growth values.

                                     MSF-2

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio


       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]



                AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2009

                                    6 Months 1 Year 5 Year 10 Year Since Inception
----------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio
   Class A                            9.94   -47.08 -6.62   -6.17          --
   Class B                            9.85   -47.23 -6.87      --       -8.45
   Class E                            9.99   -47.14 -6.76      --       -7.25
----------------------------------------------------------------------------------
Russell Midcap Growth Index          16.61   -30.33 -0.44    0.02          --
----------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                   PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

                                 Top Holdings

                                                     % of Total
                                                     Net Assets
                                                     ----------
                Express Scripts, Inc................    5.3
                SBA Communications Corp.............    5.2
                NII Holdings, Inc...................    5.0
                ITT Educational Services, Inc.......    4.7
                Apollo Group, Inc. (Class A)........    4.2
                Inverness Medical Innovations, Inc..    3.5
                DeVry, Inc..........................    3.5
                Interactive Brokers Group, Inc......    2.7
                BMC Software, Inc...................    2.5
                Telecity Group, Plc.................    2.4


                                  Top Sectors

                                                 % of Total
                                                Market Value
                                                ------------
                    Health Care................     18.5
                    Consumer Discretionary.....     16.9
                    Financials.................     12.3
                    Telecommunication Services.     11.9
                    Information Technology.....     11.5
                    Industrials................      9.3
                    Consumer Staples...........      7.7
                    Materials..................      4.6
                    Energy.....................      3.7
                    Utilities..................      1.0

                                     MSF-3

                        Metropolitan Series Fund, Inc.

 Shareholder Expense Example


As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                        Expenses paid
                                                                                       during period*
                                                             Beginning                 January 1, 2009
                                                Annualized Account Value    Ending           to
                                                 Expense    January 1,   Account Value    June 30,
Portfolio                                         Ratio        2009      June 30, 2009      2009
---------                                       ---------- ------------- ------------- ---------------
FI Mid Cap Opportunities--Class A. Actual          0.80%     $1,000.00     $1,099.40        $4.16
                                   Hypothetical    0.80%     $1,000.00     $1,020.77        $4.01

FI Mid Cap Opportunities--Class B. Actual          1.05%     $1,000.00     $1,098.50        $5.46
                                   Hypothetical    1.05%     $1,000.00     $1,019.52        $5.26

FI Mid Cap Opportunities--Class E. Actual          0.95%     $1,000.00     $1,099.90        $4.95
                                   Hypothetical    0.95%     $1,000.00     $1,020.02        $4.76

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

                                     MSF-4

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock--97.6% of Net Assets


     Security Description                           Shares      Value*
     ---------------------------------------------------------------------

     Aerospace & Defense--2.1%
     Precision Castparts Corp.....................   134,690 $   9,836,411
                                                             -------------

     Air Freight & Logistics--1.0%
     Atlas Air Worldwide Holdings, Inc. (a).......   196,516     4,557,206
                                                             -------------

     Biotechnology--5.9%
     CSL, Ltd. (AUD)..............................   100,723     2,601,985
     Grifols S.A. (EUR)...........................   542,919     9,596,315
     Myriad Genetics, Inc. (a)....................   121,030     4,314,719
     Myriad Pharmaceuticals, Inc. (a).............    63,910       297,182
     Theravance, Inc. (a)(b)......................   768,121    11,245,291
                                                             -------------
                                                                28,055,492
                                                             -------------

     Capital Markets--1.6%
     MF Global, Ltd. (a).......................... 1,265,400     7,503,822
                                                             -------------

     Chemicals--3.1%
     FMC Corp.....................................    74,250     3,512,025
     The Mosaic Co................................   112,710     4,993,053
     The Scotts Miracle-Gro Co. (b)...............   185,120     6,488,456
                                                             -------------
                                                                14,993,534
                                                             -------------

     Commercial Banks--0.3%
     SunTrust Banks, Inc..........................    85,340     1,403,843
                                                             -------------

     Commercial Services & Supplies--1.0%
     Copart, Inc. (a).............................    93,634     3,246,291
     GeoEye, Inc. (a) (b).........................    68,980     1,625,169
                                                             -------------
                                                                 4,871,460
                                                             -------------

     Communications Equipment--1.4%
     Brocade Communications Systems, Inc. (a) (b).   840,140     6,569,895
                                                             -------------

     Computers & Peripherals--1.3%
     SanDisk Corp. (a)............................   232,881     3,421,022
     Teradata Corp. (a)...........................   123,440     2,892,199
                                                             -------------
                                                                 6,313,221
                                                             -------------

     Construction & Engineering--1.0%
     Aecom Technology Corp. (a)...................    37,900     1,212,800
     Quanta Services, Inc. (a)....................   153,550     3,551,611
                                                             -------------
                                                                 4,764,411
                                                             -------------

     Containers & Packaging--1.5%
     Owens-Illinois, Inc. (a).....................   248,679     6,965,499
                                                             -------------

     Diversified Consumer Services--15.0%
     Apollo Group, Inc. (Class A) (a).............   283,450    20,158,964
     Corinthian Colleges, Inc. (a) (b)............   503,456     8,523,510
     DeVry, Inc...................................   332,988    16,662,720
     H&R Block, Inc...............................   254,400     4,383,312
     ITT Educational Services, Inc. (a) (b).......   222,390    22,385,777
                                                             -------------
                                                                72,114,283
                                                             -------------

     Security Description                           Shares      Value*
     ---------------------------------------------------------------------

     Diversified Financial Services--3.9%
     CME Group, Inc...............................    15,040 $   4,679,094
     Interactive Brokers Group, Inc. (a)..........   834,502    12,959,816
     PHH Corp.(a).................................    54,043       982,502
                                                             -------------
                                                                18,621,412
                                                             -------------

     Diversified Telecommunication Services--1.1%
     Qwest Communications International, Inc. (b). 1,282,140     5,320,881
                                                             -------------

     Electrical Equipment--0.9%
     Energy Conversion Devices, Inc. (a) (b)......   123,600     1,748,940
     Yingli Green Energy Holding Co., Ltd.
      (ADR) (a) (b)...............................   175,600     2,379,380
                                                             -------------
                                                                 4,128,320
                                                             -------------

     Energy Equipment & Services--1.0%
     Weatherford International, Ltd. (a)..........   237,700     4,649,412
                                                             -------------

     Food Products--7.7%
     Archer-Daniels-Midland Co....................   263,310     7,048,809
     ConAgra Foods, Inc...........................   277,670     5,292,390
     Kellogg Co...................................   151,960     7,076,777
     Sara Lee Corp................................   737,080     7,193,901
     The J. M. Smucker Co.........................   215,330    10,477,958
                                                             -------------
                                                                37,089,835
                                                             -------------

     Health Care Equipment & Supplies--3.5%
     Inverness Medical Innovations, Inc. (a) (b)..   473,950    16,863,141
                                                             -------------

     Health Care Providers & Services--7.6%
     Express Scripts, Inc. (a)....................   369,104    25,375,900
     Medco Health Solutions, Inc. (a).............   247,340    11,281,177
                                                             -------------
                                                                36,657,077
                                                             -------------

     Household Durables--0.2%
     Mohawk Industries, Inc. (a) (b)..............    25,970       926,610
                                                             -------------

     Independent Power Producers & Energy Traders--1.0%
     NRG Energy, Inc. (a).........................    53,800     1,396,648
     RRI Energy, Inc. (a).........................   717,690     3,595,627
                                                             -------------
                                                                 4,992,275
                                                             -------------

     Industrial Conglomerates--1.0%
     McDermott International, Inc. (a)............   231,800     4,707,858
                                                             -------------

     Insurance--6.6%
     Allied World Assurance Co. Holdings, Ltd.....   102,600     4,189,158
     Aspen Insurance Holdings, Ltd................   166,200     3,712,908
     Axis Capital Holdings, Ltd...................   104,000     2,722,720
     Everest Re Group, Ltd........................    47,200     3,378,104
     Lincoln National Corp........................    35,971       619,061
     PartnerRe, Ltd...............................   128,700     8,359,065
     Platinum Underwriters Holdings, Ltd..........   166,400     4,757,376
     Validus Holdings, Ltd........................   174,000     3,824,520
                                                             -------------
                                                                31,562,912
                                                             -------------

               *See accompanying notes to financial statements.

                                     MSF-5

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2009 (Unaudited)

Common Stock--(Continued)

      Security Description                         Shares      Value*
      -------------------------------------------------------------------

      Internet & Catalog Retail--1.0%
      Expedia, Inc. (a)..........................   329,924 $   4,985,152
                                                            -------------

      Internet Software & Services--5.3%
      Equinix, Inc. (a) (b)......................   159,190    11,579,481
      LogMeIn, Inc. (a)..........................    10,350       165,600
      Move, Inc. (a) (b).........................   720,126     1,555,472
      Switch & Data Facilities Co., Inc. (a) (b).    38,087       446,761
      Telecity Group, Plc. (GBP) (a)............. 2,372,160    11,630,490
                                                            -------------
                                                               25,377,804
                                                            -------------

      Leisure Equipment & Products--0.3%
      Smith & Wesson Holding Corp. (a) (b).......   232,154     1,318,635
                                                            -------------

      Life Sciences Tools & Services--1.4%
      AMAG Pharmaceuticals, Inc. (a) (b).........    17,370       949,618
      Bruker Corp. (a)...........................    10,090        93,433
      Covance, Inc. (a) (b)......................    26,610     1,309,212
      Illumina, Inc. (a) (b).....................   118,040     4,596,478
                                                            -------------
                                                                6,948,741
                                                            -------------

      Machinery--1.2%
      Titan International, Inc. (b)..............   792,458     5,919,661
                                                            -------------

      Oil, Gas & Consumable Fuels--2.7%
      Berry Petroleum Co. (b)....................    42,880       797,139
      Brigham Exploration Co. (a)................   688,970     2,404,505
      EXCO Resources, Inc. (a)...................   272,290     3,517,987
      Forest Oil Corp. (a) (b)...................   239,568     3,574,355
      PetroHawk Energy Corp. (a).................   124,570     2,777,911
                                                            -------------
                                                               13,071,897
                                                            -------------

      Professional Services--0.6%
      IHS, Inc. (a) (b)..........................    57,490     2,867,026
                                                            -------------

      Software--3.6%
      ArcSight, Inc. (a) (b).....................   174,950     3,108,862
      Ariba, Inc. (a)............................    67,810       667,250
      BMC Software, Inc. (a).....................   349,660    11,815,011
      Electronic Arts, Inc. (a)..................    55,430     1,203,940
      SolarWinds, Inc. (a).......................    18,570       306,219
                                                            -------------
                                                               17,101,282
                                                            -------------

Security Description                                         Shares        Value*
-------------------------------------------------------------------------------------

Specialty Retail--0.4%
O'Reilly Automotive, Inc. (a) (b).........................      49,600 $   1,888,768
                                                                       -------------

Transportation Infrastructure--0.6%
Aegean Marine Petroleum Network, Inc. (b).................     187,200     2,826,720
                                                                       -------------

Wireless Telecommunication Services--10.8%
American Tower Corp. (Class A) (a)........................      88,669     2,795,734
NII Holdings, Inc. (a)....................................   1,262,962    24,084,685
SBA Communications Corp. (a) (b)..........................   1,014,112    24,886,308
                                                                       -------------
                                                                          51,766,727
                                                                       -------------
Total Common Stock
 (Identified Cost $442,009,340)...........................               467,541,223
                                                                       -------------

Short Term Investments--15.5%
                                                           Shares/Par
                                                             Amount
-------------------------------------------------------------------------------------

Mutual Funds--15.0%
State Street Navigator Securities Lending Prime Portfolio
 (c)......................................................  72,010,607    72,010,607
                                                                       -------------

Repurchase Agreement--0.5%
State Street Repurchase Agreement dated 06/30/09 at
 0.010% to be repurchased at $2,297,001 on 07/01/09,
 collateralized by $2,335,000 Federal National Mortgage
 Association 1.722% due 05/10/11 with a value of
 $2,346,675............................................... $ 2,297,000 $   2,297,000
                                                                       -------------
Total Short Term Investments
 (Identified Cost $74,307,607)............................                74,307,607
                                                                       -------------
Total Investments 113.1%
 (Identified Cost $516,316,947) (d).......................               541,848,830
Liabilities in excess of other assets.....................               (62,678,261)
                                                                       -------------
Net Assets--100%..........................................             $ 479,170,569
                                                                       =============

  (a)Non-Income Producing.
  (b)All or a portion of the security was on loan. As of June 30, 2009, the market value of securities loaned was $71,398,717 and the collateral received consisted of cash in the amount of $72,010,607 and non-cash collateral with a value of $54,251. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
  (c)Represents investment of cash collateral received from securities lending transactions.
  (d)The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $516,316,947 and the composition of unrealized appreciation and depreciation of investment securities was $41,954,158 and $(16,422,275), respectively.
(ADR)--An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)--Australian Dollar
(EUR)--Euro
(GBP)--British Pound

               *See accompanying notes to financial statements.

                                     MSF-6

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio


                               VALUATION INPUTS

   The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2009 by security type as required by FAS 157-4:

Description                                       Level 1      Level 2   Level 3    Total
---------------------------------------------------------------------------------------------
Common Stock
  Aerospace & Defense.......................... $  9,836,411 $        --   $--   $  9,836,411
  Air Freight & Logistics......................    4,557,206          --    --      4,557,206
  Biotechnology................................   15,857,192  12,198,300    --     28,055,492
  Capital Markets..............................    7,503,822          --    --      7,503,822
  Chemicals....................................   14,993,534          --    --     14,993,534
  Commercial Banks.............................    1,403,843          --    --      1,403,843
  Commercial Services & Supplies...............    4,871,460          --    --      4,871,460
  Communications Equipment.....................    6,569,895          --    --      6,569,895
  Computers & Peripherals......................    6,313,221          --    --      6,313,221
  Construction & Engineering...................    4,764,411          --    --      4,764,411
  Containers & Packaging.......................    6,965,499          --    --      6,965,499
  Diversified Consumer Services................   72,114,283          --    --     72,114,283
  Diversified Financial Services...............   18,621,412          --    --     18,621,412
  Diversified Telecommunication Services.......    5,320,881          --    --      5,320,881
  Electrical Equipment.........................    4,128,320          --    --      4,128,320
  Energy Equipment & Services..................    4,649,412          --    --      4,649,412
  Food Products................................   37,089,835          --    --     37,089,835
  Health Care Equipment & Supplies.............   16,863,141          --    --     16,863,141
  Health Care Providers & Services.............   36,657,077          --    --     36,657,077
  Household Durables...........................      926,610          --    --        926,610
  Independent Power Producers & Energy Traders.    4,992,275          --    --      4,992,275
  Industrial Conglomerates.....................    4,707,858          --    --      4,707,858
  Insurance....................................   31,562,912          --    --     31,562,912
  Internet & Catalog Retail....................    4,985,152          --    --      4,985,152
  Internet Software & Services.................   13,747,314  11,630,490    --     25,377,804
  Leisure Equipment & Products.................    1,318,635          --    --      1,318,635
  Life Sciences Tools & Services...............    6,948,741          --    --      6,948,741
  Machinery....................................    5,919,661          --    --      5,919,661
  Oil, Gas & Consumable Fuels..................   13,071,897          --    --     13,071,897
  Professional Services........................    2,867,026          --    --      2,867,026
  Software.....................................   17,101,282          --    --     17,101,282
  Specialty Retail.............................    1,888,768          --    --      1,888,768
  Transportation Infrastructure................    2,826,720          --    --      2,826,720
  Wireless Telecommunication Services..........   51,766,727          --    --     51,766,727
---------------------------------------------------------------------------------------------
Total Common Stock.............................  443,712,433  23,828,790    --    467,541,223
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Short Term Investments
  Mutual Funds.................................   72,010,607          --    --     72,010,607
  Repurchase Agreement.........................           --   2,297,000    --      2,297,000
---------------------------------------------------------------------------------------------
Total Short Term Investments...................   72,010,607   2,297,000    --     74,307,607
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments.............................. $515,723,040 $26,125,790   $--   $541,848,830
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                     MSF-7

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio


Statement of Assets & Liabilities
--------------------------------------------------------------------------------
June 30, 2009 (Unaudited)

       Assets
         Investments at value (a)(b)..........               $   541,848,830
         Cash.................................                           499
         Foreign cash at value (c)............                            33
         Receivable for:
          Securities sold.....................                    16,769,928
          Fund shares sold....................                       287,137
          Accrued interest and dividends......                       130,838
                                                             ---------------
           Total Assets.......................                   559,037,265
       Liabilities
         Payable for:
          Securities purchased................  $ 7,254,338
          Fund shares redeemed................      136,856
          Withholding taxes...................          352
          Collateral for securities loaned....   72,010,607
         Accrued expenses:
          Management fees.....................      279,016
          Distribution & service fees.........       11,935
          Deferred directors' fees............        3,053
          Other expenses......................      170,539
                                                -----------
           Total Liabilities..................                    79,866,696
                                                             ---------------
       Net Assets                                            $   479,170,569
                                                             ===============
         Net assets consists of:
          Capital paid in.....................               $ 1,498,053,087
          Undistributed net investment
           income.............................                      (631,613)
          Accumulated net realized losses.....                (1,043,779,011)
          Unrealized appreciation on
           investments and foreign
           currency...........................                    25,528,106
                                                             ---------------
       Net Assets                                            $   479,170,569
                                                             ===============
       Net Assets
         Class A..............................               $   414,225,638
         Class B..............................                    49,346,950
         Class E..............................                    15,597,981

       Capital Shares (Authorized) Outstanding
         Class A (80,000,000).................                    40,683,253
         Class B (10,000,000).................                     4,948,583
         Class E (5,000,000)..................                     1,547,900

       Net Asset Value and Redemption Price Per Share
         Class A..............................               $         10.18
         Class B..............................                          9.97
         Class E..............................                         10.08

        (a)Identified cost of investments..................  $   516,316,947
        (b)Includes cash collateral for securities loaned of      72,010,607
        (c)Identified cost of foreign cash.................               32

Statement of Operations
--------------------------------------------------------------------------------
Six months ended June 30, 2009 (Unaudited)

     Investment Income
       Dividends...........................                $     947,889(a)
       Interest............................                      552,578(b)
                                                           -------------
                                                               1,500,467
     Expenses
       Management fees..................... $   1,772,747
       Distribution & service fees--Class
        B..................................        53,533
       Distribution & service fees--Class
        E..................................        10,980
       Directors' fees and expenses........        15,827
       Custodian...........................        56,036
       Audit and tax services..............        15,752
       Legal...............................         8,964
       Printing............................       134,531
       Insurance...........................         6,115
       Miscellaneous.......................         4,485
                                            -------------
       Total expenses......................     2,078,970
       Less broker commission recapture....       (45,771)     2,033,199
                                            -------------  -------------
     Net Investment Loss                                        (532,732)
                                                           -------------
     Realized and Unrealized Gain (Loss)
     Realized gain (loss) on:
       Investments--net....................  (116,974,429)
       Futures contracts--net..............       751,119
       Foreign currency transactions--net..    (6,162,949)  (122,386,259)
                                            -------------
     Change in unrealized appreciation on:
       Investments--net....................   169,336,707
       Foreign currency transactions--net..        11,532    169,348,239
                                            -------------  -------------
     Net gain..............................                   46,961,980
                                                           -------------
     Net Increase in Net Assets From
      Operations                                           $  46,429,248
                                                           =============

(a)Net of foreign taxes of $39,922.
(b)Includes income on securities loaned of $552,427.

                See accompanying notes to financial statements.

                                     MSF-8

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)


                                                            Six months
                                                              ended        Year ended
                                                             June 30,     December 31,
                                                               2009           2008
                                                          -------------  --------------
From Operations
  Net investment income (loss)........................... $    (532,732) $    1,246,756
  Net realized loss......................................  (122,386,259)   (419,201,598)
  Change in unrealized appreciation (depreciation).......   169,348,239    (203,756,556)
                                                          -------------  --------------
  Increase (decrease) in net assets from operations......    46,429,248    (621,711,398)
                                                          -------------  --------------
  From Distributions to Shareholders
   Net investment income
    Class A..............................................    (8,030,431)     (3,481,342)
    Class B..............................................      (580,423)        (67,510)
    Class E..............................................      (210,153)        (62,144)
                                                          -------------  --------------
  Total distributions....................................    (8,821,007)     (3,610,996)
                                                          -------------  --------------
  Decrease in net assets from capital share transactions.   (83,233,276)    (31,910,033)
                                                          -------------  --------------
  Total decrease in net assets...........................   (45,625,035)   (657,232,427)

Net Assets
  Beginning of the period................................   524,795,604   1,182,028,031
                                                          -------------  --------------
  End of the period...................................... $ 479,170,569  $  524,795,604
                                                          =============  ==============
Undistributed (Overdistributed) Net Investment Income
  End of the period...................................... $    (631,613) $    8,722,126
                                                          =============  ==============

Other Information:
Capital Shares

   Transactions in capital shares were as follows:

                                                         Six months ended               Year ended
                                                           June 30, 2009            December 31, 2008
                                                    --------------------------  -------------------------
                                                       Shares        Value        Shares        Value
                                                    -----------  -------------  ----------  -------------
Class A
  Sales............................................   1,730,376  $  16,442,044   8,361,663  $ 113,359,995
  Reinvestments....................................     857,036      8,030,431     179,174      3,481,342
  Redemptions...................................... (11,830,903)  (113,056,632) (8,892,500)  (148,780,277)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................  (9,243,491) $ (88,584,157)   (351,663) $ (31,938,940)
                                                    ===========  =============  ==========  =============
Class B
  Sales............................................     854,743  $   7,891,789   1,284,189  $  18,518,543
  Reinvestments....................................      63,227        580,423       3,549         67,510
  Redemptions......................................    (310,453)    (2,834,873)   (949,113)   (15,512,342)
                                                    -----------  -------------  ----------  -------------
  Net increase.....................................     607,517  $   5,637,339     338,625  $   3,073,711
                                                    ===========  =============  ==========  =============
Class E
  Sales............................................     146,787  $   1,361,025     224,387  $   3,171,530
  Reinvestments....................................      22,670        210,153       3,233         62,144
  Redemptions......................................    (202,613)    (1,857,636)   (386,063)    (6,278,478)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................     (33,156) $    (286,458)   (158,443) $  (3,044,804)
                                                    ===========  =============  ==========  =============
  Decrease derived from capital share transactions.              $ (83,233,276)             $ (31,910,033)
                                                                 =============              =============

                See accompanying notes to financial statements.

                                     MSF-9

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)



                                                                                    -----------------------
                                                                                    Six months
                                                                                      ended
                                                                                     June 30,    ----------
                                                                                       2009         2008
                                                                                    ----------   -------
Net Asset Value, Beginning of Period                                                 $  9.42     $ 21.14
                                                                                     -------     -------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................    (0.01)(a)    0.03(a)
  Net realized and unrealized gain (loss) of investments...........................     0.93      (11.68)
                                                                                     -------     -------
  Total from investment operations.................................................     0.92      (11.65)
                                                                                     -------     -------
Less Distributions
  Distributions from net investment income.........................................    (0.16)      (0.07)
                                                                                     -------     -------
  Total distributions..............................................................    (0.16)      (0.07)
                                                                                     -------     -------
Net Asset Value, End of Period                                                       $ 10.18     $  9.42
                                                                                     =======     =======
Total Return (%)                                                                        9.94 (c)  (55.28)
Ratio of operating expenses to average net assets before expense reductions (%)....     0.80 (d)    0.75
Ratio of operating expenses to average net assets after expense reductions (%) (e).     0.79 (d)    0.74
Ratio of net investment income (loss) to average net assets (%)....................    (0.19)(d)    0.16
Portfolio turnover rate (%)........................................................      229 (d)     313
Net assets, end of period (in millions)............................................  $414.23     $470.14

                                                                                          Class A
                                                                                    -----------------------------------------

                                                                                        Year ended December 31,
                                                                                    -----------------------------------------
                                                                                        2007        2006      2005     2004
                                                                                    ---------    -------     ------- -------
Net Asset Value, Beginning of Period                                                $   19.54    $ 17.47     $ 16.34 $ 14.01
                                                                                    ---------    -------     ------- -------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................      0.01(a)    0.01        0.02    0.08
  Net realized and unrealized gain (loss) of investments...........................      1.62       2.06        1.11    2.33
                                                                                    ---------    -------     ------- -------
  Total from investment operations.................................................      1.63       2.07        1.13    2.41
                                                                                    ---------    -------     ------- -------
Less Distributions
  Distributions from net investment income.........................................     (0.03)     (0.00)(b)    0.00   (0.08)
                                                                                    ---------    -------     ------- -------
  Total distributions..............................................................     (0.03)     (0.00)       0.00   (0.08)
                                                                                    ---------    -------     ------- -------
Net Asset Value, End of Period                                                      $   21.14    $ 19.54     $ 17.47 $ 16.34
                                                                                    =========    =======     ======= =======
Total Return (%)                                                                         8.33      11.85        6.92   17.19
Ratio of operating expenses to average net assets before expense reductions (%)....      0.73       0.75        0.75    0.75
Ratio of operating expenses to average net assets after expense reductions (%) (e).      0.73       0.73        0.68    0.70
Ratio of net investment income (loss) to average net assets (%)....................      0.04       0.07        0.11    0.53
Portfolio turnover rate (%)........................................................       113        153         149     217
Net assets, end of period (in millions)............................................ $1,063.02    $981.80     $924.60 $963.07



                                                                                    ------------------------
                                                                                    Six months
                                                                                      ended
                                                                                     June 30,    -----------
                                                                                       2009         2008
                                                                                    ----------   -------
Net Asset Value, Beginning of Period                                                  $ 9.20     $ 20.66
                                                                                      ------     -------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................    (0.02)(a)   (0.01)(a)
  Net realized and unrealized gain (loss) of investments...........................     0.92      (11.43)
                                                                                      ------     -------
  Total from investment operations.................................................     0.90      (11.44)
                                                                                      ------     -------
Less Distributions
  Distributions from net investment income.........................................    (0.13)      (0.02)
                                                                                      ------     -------
  Total distributions..............................................................    (0.13)      (0.02)
                                                                                      ------     -------
Net Asset Value, End of Period                                                        $ 9.97     $  9.20
                                                                                      ======     =======
Total Return (%)                                                                        9.85 (c)  (55.43)
Ratio of operating expenses to average net assets before expense reductions (%)....     1.05 (d)    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (e).     1.04 (d)    0.99
Ratio of net investment income (loss) to average net assets (%)....................    (0.42)(d)   (0.09)
Portfolio turnover rate (%)........................................................      229 (d)     313
Net assets, end of period (in millions)............................................   $49.35     $ 39.94

                                                                                      Class B
                                                                                    ----------------------------------

                                                                                    Year ended December 31,
                                                                                    ----------------------------------
                                                                                       2007     2006    2005    2004
                                                                                    ------     ------  ------  ------
Net Asset Value, Beginning of Period                                                $19.11     $17.13  $16.06  $13.79
                                                                                    ------     ------  ------  ------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................  (0.04)(a)  (0.02)  (0.01)   0.09
  Net realized and unrealized gain (loss) of investments...........................   1.59       2.00    1.08    2.23
                                                                                    ------     ------  ------  ------
  Total from investment operations.................................................   1.55       1.98    1.07    2.32
                                                                                    ------     ------  ------  ------
Less Distributions
  Distributions from net investment income.........................................   0.00       0.00    0.00   (0.05)
                                                                                    ------     ------  ------  ------
  Total distributions..............................................................   0.00       0.00    0.00   (0.05)
                                                                                    ------     ------  ------  ------
Net Asset Value, End of Period                                                      $20.66     $19.11  $17.13  $16.06
                                                                                    ======     ======  ======  ======
Total Return (%)                                                                      8.11      11.56    6.66   16.83
Ratio of operating expenses to average net assets before expense reductions (%)....   0.98       1.00    1.00    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (e).   0.98       0.98    0.93    0.95
Ratio of net investment income (loss) to average net assets (%)....................  (0.21)     (0.18)  (0.13)   0.44
Portfolio turnover rate (%)........................................................    113        153     149     217
Net assets, end of period (in millions)............................................ $82.68     $67.33  $47.70  $36.82

Pleasesee following page for Financial Highlights footnote legend.

                See accompanying notes to financial statements.

                                    MSF-10

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)



                                                                                    -------------------------
                                                                                    Six months
                                                                                      ended
                                                                                     June 30,     -----------
                                                                                       2009          2008
                                                                                    ----------    -------
Net Asset Value, Beginning of Period                                                  $ 9.30      $ 20.89
                                                                                      ------      -------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................    (0.02) (a)    0.00 (a)
  Net realized and unrealized gain (loss) of investments...........................     0.94       (11.55)
                                                                                      ------      -------
  Total from investment operations.................................................     0.92       (11.55)
                                                                                      ------      -------
Less Distributions
  Distributions from net investment income.........................................    (0.14)       (0.04)
                                                                                      ------      -------
  Total distributions..............................................................    (0.14)       (0.04)
                                                                                      ------      -------
Net Asset Value, End of Period                                                        $10.08      $  9.30
                                                                                      ======      =======
Total Return (%)                                                                        9.99 (c)   (55.39)
Ratio of operating expenses to average net assets before expense reductions (%)....     0.95 (d)     0.90
Ratio of operating expenses to average net assets after expense reductions (%) (e).     0.94 (d)     0.89
Ratio of net investment income (loss) to average net assets (%)....................    (0.32)(d)     0.01
Portfolio turnover rate (%)........................................................      229 (d)      313
Net assets, end of period (in millions)............................................   $15.60      $ 14.71

                                                                                     Class E
                                                                                    ----------------------------------

                                                                                    Year ended December 31,
                                                                                    ----------------------------------
                                                                                       2007     2006    2005    2004
                                                                                    ------     ------  ------  ------
Net Asset Value, Beginning of Period                                                $19.31     $17.29  $16.19  $13.90
                                                                                    ------     ------  ------  ------
Income (Loss) From Investment Operations
  Net investment income (loss).....................................................  (0.02)(a)  (0.02)  (0.01)   0.07
  Net realized and unrealized gain (loss) of investments...........................   1.60       2.04    1.11    2.28
                                                                                    ------     ------  ------  ------
  Total from investment operations.................................................   1.58       2.02    1.10    2.35
                                                                                    ------     ------  ------  ------
Less Distributions
  Distributions from net investment income.........................................   0.00       0.00    0.00   (0.06)
                                                                                    ------     ------  ------  ------
  Total distributions..............................................................   0.00       0.00    0.00   (0.06)
                                                                                    ------     ------  ------  ------
Net Asset Value, End of Period                                                      $20.89     $19.31  $17.29  $16.19
                                                                                    ======     ======  ======  ======
Total Return (%)                                                                      8.18      11.68    6.73   16.98
Ratio of operating expenses to average net assets before expense reductions (%)....   0.88       0.90    0.90    0.90
Ratio of operating expenses to average net assets after expense reductions (%) (e).   0.88       0.88    0.83    0.85
Ratio of net investment income (loss) to average net assets (%)....................  (0.12)     (0.08)  (0.04)   0.55
Portfolio turnover rate (%)........................................................    113        153     149     217
Net assets, end of period (in millions)............................................ $36.34     $38.84  $38.19  $40.40

(a)Per share amount is based on average shares outstanding during the period.
(b)Distributions from net investment income for the period were less than $0.01.
(c)Periods less than one year are not computed on an annualized basis.
(d)Computed on an annualized basis.
(e)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-11

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)


1. ORGANIZATION:

      Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company, General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

   Investment Valuation:

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

      Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

                                    MSF-12

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)--(Continued)



      The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern
   Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund's procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC ("MetLife Advisers" or the "Adviser").

   Investment Transactions and Related Investment Income:

      Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   Repurchase Agreements:

      The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

   Foreign Currency Translation:

      The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

                                    MSF-13

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)--(Continued)



   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   Financial Derivative Instruments:

   Effective with the fiscal year beginning on January 1, 2009, the Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as "hedges" under FAS 133 and those that do not qualify for such accounting. The Portfolio reflects derivatives at fair value and recognizes changes in fair value through the Statement of Operations, and as such does not qualify for FAS 133 hedge accounting treatment.

   (a) Forward Foreign Currency Exchange Contracts:

   The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency rates securities values and interest rates.

   (b) Futures Contracts:

   The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolio since futures contracts are exchange traded and the exchange's clearinghouse, as counterplay to all exchange traded futures, quarantees the futures contracts against default. During the six months ended June 30, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. At June 30, 2009, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2009, the Portfolio had realized gains in the amount of $751,119 which is shown under Realized gain (loss) on futures contracts-net in the Statement of Operations.

   (c) Options:

   The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

                                    MSF-14

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)--(Continued)



      The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it's exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

   Federal Income Taxes:

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainties in Income Taxes ("FIN 48"). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

      As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

           Expiring    Expiring     Expiring    Expiring
           12/31/16    12/31/11     12/31/10    12/31/09      Total
         ------------ ----------- ------------ ----------- ------------
         $346,738,065 $16,477,953 $376,464,857 $33,105,061 $772,785,936

      Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

           Ordinary Income    Long Term Gain Return of Capital         Total
        --------------------- -------------- ----------------- ---------------------
           2008       2007    2008    2007   2008     2007        2008       2007
        ---------- ---------- ----    ----   ----     ----     ---------- ----------
        $3,610,996 $1,402,145 $--     $--    $--      $--      $3,610,996 $1,402,145

      As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

    Undistributed Undistributed
      Ordinary      Long Term     Unrealized       Loss
       Income         Gain       Depreciation  Carryforwards      Total
    ------------- ------------- -------------  -------------  -------------
     $8,721,229        $--      $(161,058,882) $(772,785,936) $(925,123,589)

      Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

                            Currency    Capital
                            -------- -------------
                              $--    $(131,368,064)

   Dividends and Distributions to Shareholders:

      The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

   Expense Reductions:

      Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

                                    MSF-15

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)--(Continued)



3. INVESTMENT TRANSACTIONS:

      For the six months ended June 30, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

                   Purchases                        Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------
               $0         $561,686,479        $0         $658,791,126

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   Investment Management Agreement:

      MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

        Management
      Fees earned by           Annual
     MetLife Advisers        percentage            Based on Portfolios
 for the six months ended  rates paid to            average daily net
      June 30, 2009       MetLife Advisers            asset levels
 ------------------------ ---------------- ------------------------------------
        $1,772,747             0.750%           Of the first $100 million
                               0.700%            Of the next $400 million
                               0.650%      On amounts in excess of $500 million

      Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

      MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

   Distribution and Service Fees:

      The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2009 are shown as Distribution and Service fees in the Statement of Operations.

   Deferred Directors Fees

      Each Director who is not currently an active employee of MetLife or its affiliates for serving in all capacities receives compensation from the Fund. A deferred compensation plan (the "Plan") is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director's deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants' deferral accounts are reflected as Directors' fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Portfolios under the Plan are reflected as Deferred directors' fees in the Statements of Assets and Liabilities.

5. SECURITIES LENDING:

      The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolio's behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must

                                    MSF-16

                        Metropolitan Series Fund, Inc.

 FI Mid Cap Opportunities Portfolio

Notes to Financial Statements--June 30, 2009 (Unaudited)--(Continued)


   be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income received on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the six months ended June 30, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at June 30,2009 are footnoted in the Schedule of Investments.

6. MARKET, CREDIT AND COUNTERPARTY RISK:

      In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets that potentially expose the Portfolio to credit and counterparty risks consist principally of investments and cash due from counterparties. The extent of the Portfolio's maximum exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio's Statements of Assets and Liabilities.

7. SUBSEQUENT EVENTS:

      Management's evaluation of the impact of all subsequent events on the Portfolio's financial statements was completed through August 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

8. RECENT ACCOUNTING PRONOUNCEMENT:

      The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FAS 157-4") effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

                                    MSF-17

       A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

       Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the SEC's website at http://www.sec.gov.

       The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-18

--------------------------------------------------------------------------------

                     Van Kampen Mid Cap Growth Portfolio                       For the period ended 6/30/09
Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary

--------------------------------------------------------------------------------


Performance

   During the period ended June 30, 2009, the Portfolio had a return of 23.85% and 23.52% for Class A and B Shares, respectively, versus 16.61% for its benchmark, the Russell Midcap(R) Growth Index.

Market Environment/Conditions

   Portfolio performance rebounded significantly from the second half of 2008, yet we have made few changes to the names held. While conditions do appear to have improved so far this year, we believe that there has been little visibility and the risk of potential volatility still exists. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. However, in our view, we have started to see some focus on company fundamentals. In this environment, our investment team continued to focus on quality--the nature and sustainability of competitive advantage and balance sheet strength.

Portfolio Review/Current Positioning

   The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. Stock selection and an overweight position in consumer discretionary had by far the largest positive effect on relative performance. Within the sector, top contributors were commercial services and consumer electronics holdings. Although an underweight position in the technology sector detracted from relative performance, it was more than offset by good stock selection, led by the computer services software and systems segment. Both stock selection and an overweight in financial services were additive to relative results, boosted by exposure to rental and leasing services.

   Although the Portfolio outperformed the Index, there were two areas that were the most detrimental to overall performance. Stock selection in the materials and processing sector detracted the most from relative performance, chiefly in the Portfolio's exposure to agriculture fishing and ranching. Stock selection and an overweight position in autos and transportation also hurt relative performance. Within the sector, transportation logistics names were the primary area of weakness.

   Dennis Lynch, Managing Director
   David Cohen, Managing Director
   Sam Chainani, Managing Director
   Alexander Norton, Executive Director
   Jason Yeung, Executive Director
   Armistead Nash, Executive Director
  Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

   This commentary may include statements that constitute "forward-looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio's trading intent. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the portfolio may pay. If these additional fees were reflected, performance would have been lower.

--------------------------------------------------------------------------------
  Top Ten Holdings by Market Value
As of 6/30/09

                                                          Percent of
            Description                                   Net Assets
            -----------                                   ----------
            Southwestern Energy Co.......................   4.47%
            --------------------------------------------------------
            Tencent Holdings, Ltd........................   4.01%
            --------------------------------------------------------
            Ultra Petroleum Corp.........................   3.90%
            --------------------------------------------------------
            Illumina, Inc................................   3.84%
            --------------------------------------------------------
            Baidu.com (ADR)..............................   3.58%
            --------------------------------------------------------
            Ctrip.com International, Ltd. (ADR)..........   3.19%
            --------------------------------------------------------
            Li & Fung, Ltd...............................   2.79%
            --------------------------------------------------------
            Expeditors International of Washington, Inc..   2.73%
            --------------------------------------------------------
            Redecard S.A.................................   2.60%
            --------------------------------------------------------
            Priceline.com, Inc...........................   2.60%
            --------------------------------------------------------

--------------------------------------------------------------------------------
  Portfolio Composition (% of portfolio market value)
As of 6/30/09

                                     [CHART]



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Van Kampen Mid Cap Growth Portfolio                       For the period ended 6/30/09
Managed by Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Portfolio Manager Commentary (continued)

--------------------------------------------------------------------------------



                Van Kampen Mid Cap Growth Portfolio managed by
   Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) vs. Russell
                            Midcap(R) Growth Index/1/
                            Growth Based on $10,000+


                    [CHART]

                Russell Mid Cap
                     Growth          Fund
               ----------------      -----
 2/12/2001          $10,000        $10,000
12/31/2001            7,553          8,930
12/31/2002            5,483          6,750
12/31/2003            7,824          9,160
12/31/2004            9,036         10,300
12/31/2005           10,129         10,772
12/31/2006           11,209         11,674
12/31/2007           12,490         14,414
12/31/2008            6,954          7,676





    ---------------------------------------------------------------
                                 Average Annual Return/2/
                              (for the period ended 6/30/09)
    ---------------------------------------------------------------
                                                          Since
                        6 Months 1 Year  3 Year 5 Year Inception/3/
    ---------------------------------------------------------------
    Van Kampen Mid
    Cap Growth
    Portfolio--Class A   23.85%  -26.94% -4.68% 0.28%    0.16%
--   Class B             23.52%  -27.12% -4.94% 0.02%    -0.63%
    ---------------------------------------------------------------
    Russell Midcap(R)
- - Growth Index/1/      16.61%  -30.33% -7.93% -0.44%   -1.45%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000(R) Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
Understanding Your Portfolio's Expenses

Shareholder Expense Example

   As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

   The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                      Annualized Beginning     Ending        Expenses Paid
                                      Expense    Account Value Account Value During Period*
                                      Ratio      1/1/09        6/30/09       1/1/09-6/30/09
Van Kampen Mid Cap Growth Portfolio   ---------- ------------- ------------- --------------

  Class A
  Actual                                0.86%      $1,000.00     $1,238.50       $4.77
  Hypothetical                          0.86%       1,000.00      1,020.53        4.31
------------------------------------  ---------- ------------- ------------- --------------

  Class B
  Actual                                1.10%      $1,000.00     $1,235.20       $6.10
  Hypothetical                          1.10%       1,000.00      1,019.34        5.51
------------------------------------  ---------- ------------- ------------- --------------

   * Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period.)

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2009
(Percentage of Net Assets)

           ----------------------------------------------------------
           Security
           Description                       Shares        Value
           ----------------------------------------------------------

           Common Stocks - 95.6%
           Air Freight & Logistics - 4.8%
           C.H. Robinson Worldwide,
             Inc..........................      38,445 $    2,004,907
           Expeditors International of
             Washington, Inc..............      79,757      2,659,098
                                                       --------------
                                                                       4,664,005
                                                       --------------
           Capital Markets - 2.0%
           Calamos Asset Management, Inc.
             - Class A....................      70,867        999,934
           Greenhill & Co., Inc...........      13,030        940,896
                                                       --------------
                                                                       1,940,830
                                                       --------------
           Chemicals - 4.2%
           Intrepid Potash, Inc.*(a)......      53,447      1,500,792
           Nalco Holding Co...............      94,403      1,589,747
           Rockwood Holdings, Inc.*.......      67,927        994,451
                                                       --------------
                                                                       4,084,990
                                                       --------------
           Commercial & Professional Services - 1.1%
           Covanta Holding Corp.*(a)......      64,748      1,098,126
                                                       --------------
           Computers & Peripherals -
           2.0%
           Teradata Corp.*................      84,631      1,982,904
                                                       --------------
           Construction & Engineering - 1.3%
           Aecom Technology Corp.*........      39,521      1,264,672
                                                       --------------
           Construction Materials - 2.9%
           Martin Marietta Materials,
             Inc.(a)......................      29,033      2,290,123
           Texas Industries, Inc.(a)......      18,171        569,843
                                                       --------------
                                                                       2,859,966
                                                       --------------
           Distributors - 2.8%
           Li & Fung, Ltd.................   1,024,000      2,717,509
                                                       --------------
           Diversified Consumer Services - 3.2%
           New Oriental Education &
             Technology Group, Inc.
             (ADR)*(a)....................      26,231      1,766,920
           Strayer Education, Inc.(a).....       6,170      1,345,739
                                                       --------------
                                                                       3,112,659
                                                       --------------
           Diversified Financial Services - 5.4%
           IntercontinentalExchange,
             Inc.*........................      18,468      2,109,784
           Leucadia National Corp.*.......     110,495      2,330,339
           Moody's Corp...................      30,173        795,059
                                                       --------------
                                                                       5,235,182
                                                       --------------
           Electronic Equipment, Instruments & Components - 0.9%
           BYD Co., Ltd.*.................     218,500        883,773
                                                       --------------
           Health Care Equipment & Supplies - 4.0%
           Gen-Probe, Inc.*(a)............      35,134      1,510,059
           Intuitive Surgical, Inc.*(a)...       5,949        973,613
           Mindray Medical International,
             Ltd. (ADR)(a)................      50,607      1,412,948
                                                       --------------
                                                                       3,896,620
                                                       --------------
           Hotels, Restaurants & Leisure - 8.1%
           Ctrip.com International, Ltd.
             (ADR)*.......................      66,943      3,099,461

           -------------------------------------------------------------
           Security
           Description                       Shares        Value
           -------------------------------------------------------------

           Hotels, Restaurants & Leisure - continued
           Las Vegas Sands Corp.*(a)......      97,795 $      768,669
           Starbucks Corp.*...............     152,986      2,124,975
           Wynn Resorts, Ltd.*(a).........      52,157      1,841,142
                                                       --------------
                                                                       7,834,247
                                                       --------------
           Household Durables - 2.4%
           Gafisa S.A. (ADR)(a)...........      51,190        844,635
           Mohawk Industries, Inc.*(a)....      15,244        543,906
           NVR, Inc.*(a)..................       1,960        984,684
                                                       --------------
                                                                       2,373,225
                                                       --------------
           Internet & Catalog Retail -
           3.3%
           Netflix, Inc.*(a)..............      17,628        728,741
           Priceline.com, Inc.*(a)........      22,654      2,527,054
                                                       --------------
                                                                       3,255,795
                                                       --------------
           Internet Software & Services - 10.6%
           Alibaba.com, Ltd.*.............   1,011,800      1,793,796
           Baidu.com (ADR)*...............      11,559      3,480,299
           Equinix, Inc.*(a)..............      14,950      1,087,463
           Tencent Holdings, Ltd..........     336,400      3,901,623
                                                       --------------
                                                                      10,263,181
                                                       --------------
           IT Services - 2.6%
           Redecard S.A...................     164,832      2,528,458
                                                       --------------
           Life Sciences Tools & Services - 6.4%
           Illumina, Inc.*(a).............      96,060      3,740,576
           Techne Corp....................      38,627      2,464,789
                                                       --------------
                                                                       6,205,365
                                                       --------------
           Media - 3.9%
           Discovery Communications, Inc.
             - Class C*...................      48,442        994,514
           Groupe Aeroplan, Inc...........     142,226      1,009,259
           Morningstar, Inc.*.............      42,207      1,740,195
                                                       --------------
                                                                       3,743,968
                                                       --------------
           Multiline Retail - 1.0%
           Sears Holdings Corp.*..........      14,286        950,305
                                                       --------------
           Oil, Gas & Consumable Fuels - 10.1%
           Petrohawk Energy Corp.*........      38,149        850,723
           Range Resources Corp...........      20,284        839,960
           Southwestern Energy Co.*(a)....     112,026      4,352,210
           Ultra Petroleum Corp.*.........      97,340      3,796,260
                                                       --------------
                                                                       9,839,153
                                                       --------------
           Pharmaceuticals - 1.8%
           Allergan, Inc..................      25,759      1,225,613
           Ironwood Pharmaceutical(b).....      44,752        537,024
                                                       --------------
                                                                       1,762,637
                                                       --------------
           Professional Services - 3.2%
           Corporate Executive Board
             Co...........................      39,402        817,986
           IHS, Inc. - Class A*(a)........      32,666      1,629,053
           Monster Worldwide, Inc.*(a)....      58,037        685,417
                                                       --------------
                                                                       3,132,456
                                                       --------------

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Unaudited) - continued
June 30, 2009
(Percentage of Net Assets)

          -----------------------------------------------------------
          Security
          Description                        Shares        Value
          -----------------------------------------------------------

          Real Estate Management & Development - 1.6%
          Brookfield Asset Management,
            Inc. - Class A................      91,309 $    1,558,645
                                                       --------------

          Software - 3.6%
          Autodesk, Inc.*.................      67,154      1,274,583
          Salesforce.com, Inc.*(a)........      57,966      2,212,562
                                                       --------------
                                                                       3,487,145
                                                       --------------
          Specialty Retail - 1.0%
          Abercrombie & Fitch Co. - Class
            A(a)..........................      39,637      1,006,384
                                                       --------------
          Wireless Telecommunication Services - 1.4%
          Millicom International Cellular
            S.A.*(a)......................       9,729        547,353
          NII Holdings, Inc.*.............      42,724        814,747
                                                       --------------
                                                                       1,362,100
                                                       --------------
          Total Common Stocks
          (Cost $113,694,687)                              93,044,300
                                                       --------------

          ------------------------------------------------------------
          Security                           Shares/Par
          Description                          Amount        Value
          ------------------------------------------------------------

          Short-Term Investments - 19.2%
          Mutual Funds - 11.8%
          State Street Navigator Securities
            Lending Trust Prime
            Portfolio(c).................... 11,444,858 $ 11,444,858 Repurchase
          Agreement - 7.4%
          State Street Bank & Trust Co.,
            Repurchase Agreement,
            dated 06/30/09 at 0.010% to
            be repurchased at $7,226,002
            on 07/01/09 collateralized by
            $7,335,000 FNMA at
            1.722% due 05/10/11 with a
            value of $7,371,675............. $ 7,226,000    7,226,000
                                                         ------------
          Total Short-Term Investments
          (Cost $18,670,858)                               18,670,858
                                                         ------------

          TOTAL INVESTMENTS - 114.8%
            (Cost $132,365,545)                           111,715,158
                                                         ------------

          Other Assets and Liabilities (net) - (14.8)%    (14,424,550)
                                                         ------------

          NET ASSETS - 100.0%                            $ 97,290,699
                                                         ============

Portfolio Footnotes:

 * Non-income producing security. (a)All or a portion of security is on loan.
(b)Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(c)Represents investment of collateral received from securities lending transactions.
   ADR - American Depositary Receipt
   FNMA - Federal National Mortgage Association

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO

   The Portfolio is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

   Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
   Level 3--significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
   The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2009 by security type as required by FAS 157-4:

ASSETS VALUATION INPUT

                                      Quoted Prices
                                          in Active Significant
                                        Markets for       Other  Significant
                                          Identical  Observable Unobservable
                                             Assets      Inputs       Inputs
Description                               (Level 1)   (Level 2)    (Level 3)        Total
-----------------------------------------------------------------------------------------
Common Stocks
 Air Freight & Logistics.............  $ 4,664,005  $        --     $     -- $  4,664,005
 Capital Markets.....................    1,940,830           --           --    1,940,830
 Chemicals...........................    4,084,990           --           --    4,084,990
 Commercial & Professional Services..    1,098,126           --           --    1,098,126
 Computers & Peripherals.............    1,982,904           --           --    1,982,904
 Construction & Engineering..........    1,264,672           --           --    1,264,672
 Construction Materials..............    2,859,966           --           --    2,859,966
 Distributors........................           --    2,717,509           --    2,717,509
 Diversified Consumer Services.......    3,112,659           --           --    3,112,659
 Diversified Financial Services......    5,235,182           --           --    5,235,182
 Electronic Equipment, Instruments &
   Components........................           --      883,773           --      883,773
 Health Care Equipment & Supplies....    3,896,620           --           --    3,896,620
 Hotels, Restaurants & Leisure.......    7,834,247           --           --    7,834,247
 Household Durables..................    2,373,225           --           --    2,373,225
 Internet & Catalog Retail...........    3,255,795           --           --    3,255,795
 Internet Software & Services........    4,567,762    5,695,419           --   10,263,181
 IT Services.........................    2,528,458           --           --    2,528,458
 Life Sciences Tools & Services......    6,205,365           --           --    6,205,365
 Media...............................    3,743,968           --           --    3,743,968
 Multiline Retail....................      950,305           --           --      950,305
 Oil, Gas & Consumable Fuels.........    9,839,153           --           --    9,839,153
 Pharmaceuticals.....................    1,225,613           --      537,024    1,762,637
 Professional Services...............    3,132,456           --           --    3,132,456
 Real Estate Management &
   Development.......................    1,558,645           --           --    1,558,645
 Software............................    3,487,145           --           --    3,487,145
 Specialty Retail....................    1,006,384           --           --    1,006,384
 Wireless Telecommunication Services.    1,362,100           --           --    1,362,100
-----------------------------------------------------------------------------------------
Total Common Stocks..................   83,210,575    9,296,701      537,024   93,044,300
-----------------------------------------------------------------------------------------
Short-Term Investments
 Mutual Funds........................   11,444,858           --           --   11,444,858
 Repurchase Agreement................           --    7,226,000           --    7,226,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments.........   11,444,858    7,226,000           --   18,670,858
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                      $94,655,433  $16,522,701     $537,024 $111,715,158
-----------------------------------------------------------------------------------------

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID CAP GROWTH PORTFOLIO



FAS 157 Level 3 Reconciliation Disclosure

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset Valuation Inputs

                                        Balance as of Balance as of
                                         December 31,      June 30,
             Investments in Securities           2008          2009
             ------------------------------------------------------
                Common Stocks
                  Pharmaceuticals......   $537,024      $537,024
             ------------------------------------------------------
                Total                     $537,024      $537,024

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

Van Kampen Mid Cap Growth Portfolio
Assets
    Investments, at value (a)(b)                                  $104,489,158
    Repurchase Agreement                                             7,226,000
    Cash                                                                   713
    Cash denominated in foreign currencies (c)                               1
    Receivable for investments sold                                     78,299
    Receivable for Trust shares sold                                    30,601
    Dividends receivable                                                24,106
    Interest receivable                                                      2
                                                                  ------------
       Total assets                                                111,848,880
                                                                  ------------
Liabilities
    Payables for:
       Investments purchased                                         2,879,404
       Trust shares redeemed                                            85,698
       Distribution and services fees--Class B                          16,410
       Collateral for securities on loan                            11,444,858
       Management fee                                                   56,801
       Administration fee                                                  597
       Custodian and accounting fees                                    35,298
       Deferred trustee fees                                             3,427
    Accrued expenses                                                    35,688
                                                                  ------------
       Total liabilities                                            14,558,181
                                                                  ------------
Net Assets                                                        $ 97,290,699
                                                                  ============
Net Assets Represented by
    Paid in surplus                                               $130,604,795
    Accumulated net realized loss                                  (12,703,640)
    Unrealized depreciation on investments and foreign currency    (20,650,760)
    Undistributed net investment income                                 40,304
                                                                  ------------
       Total                                                      $ 97,290,699
                                                                  ============
Net Assets
    Class A                                                       $ 18,496,465
                                                                  ============
    Class B                                                         78,794,234
                                                                  ============
Capital Shares Outstanding
    Class A                                                          2,617,238
                                                                  ============
    Class B                                                         11,451,960
                                                                  ============
Net Asset Value and Offering Price Per Share
    Class A                                                       $       7.07
                                                                  ============
    Class B                                                               6.88
                                                                  ============

-------------------------------------------------------------------------------
(a)Investments at cost, excluding repurchase agreement            $125,139,545
(b)Includes cash collateral for securities loaned of                11,444,858
(c)Cost of cash denominated in foreign currencies                            1

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Van Kampen Mid Cap Growth Portfolio
Investment Income
   Dividends (1)                                                          $   340,814
   Interest (2)                                                               125,937
                                                                          -----------
       Total investment income                                                466,751
                                                                          -----------
Expenses
   Management fee                                                             283,362
   Administration fees                                                          4,964
   Custodian and accounting fees                                                9,923
   Distribution and services fees--Class B                                     80,673
   Audit and tax services                                                      20,835
   Legal                                                                       16,734
   Trustee fees and expenses                                                    9,699
   Shareholder reporting                                                        4,235
   Insurance                                                                    1,160
   Other                                                                        2,012
                                                                          -----------
       Total expenses                                                         433,597
       Less expenses reimbursed by the Manager                                 (7,153)
                                                                          -----------
   Net expenses                                                               426,444
                                                                          -----------
   Net investment income                                                       40,307
                                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign
  Currency
   Net realized gain (loss) on:
       Investments                                                         (2,246,421)
       Foreign currency                                                            25
                                                                          -----------
   Net realized loss on investments and foreign currency                   (2,246,396)
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         20,418,997
       Foreign currency                                                          (405)
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            20,418,592
                                                                          -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                            18,172,196
                                                                          -----------
Net Increase in Net Assets from Operations                                $18,212,503
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     7,840
(2)Interest income includes securities lending net income of:                 125,134

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


Van Kampen Mid Cap Growth Portfolio
                                                                         Period Ended   Year Ended
                                                                         June 30, 2009 December 31,

(Unaudited) 2008
                                                                         ------------- ------------
Increase (Decrease) in Net Assets:
Operations
   Net investment income                                                  $    40,307  $     44,950
   Net realized loss on investments and foreign currency                   (2,246,396)   (7,239,495)
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    20,418,592   (55,074,336)
                                                                          -----------  ------------
   Net increase (decrease) in net assets resulting from operations         18,212,503   (62,268,881)
                                                                          -----------  ------------
Distributions to Shareholders
   From net investment income
     Class A                                                                   (4,077)     (351,356)
     Class B                                                                       --      (983,771)
   From net realized gains
     Class A                                                                       --    (2,087,595)
     Class B                                                                       --    (6,817,410)
                                                                          -----------  ------------
   Net decrease in net assets resulting from distributions                     (4,077)  (10,240,132)
                                                                          -----------  ------------
Capital Share Transactions
   Proceeds from shares sold
     Class A                                                                  334,876    20,377,053
     Class B                                                               12,342,077    35,966,940
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    4,077     2,438,951
     Class B                                                                       --     7,801,181
   Cost of shares repurchased
     Class A                                                               (1,742,214)  (16,616,330)
     Class B                                                               (6,232,193)  (14,272,955)
                                                                          -----------  ------------
   Net increase in net assets from capital share transactions               4,706,623    35,694,840
                                                                          -----------  ------------
Net Increase (Decrease) in Net Assets                                      22,915,049   (36,814,173)
   Net assets at beginning of period                                       74,375,650   111,189,823
                                                                          -----------  ------------
   Net assets at end of period                                            $97,290,699  $ 74,375,650
                                                                          ===========  ============
   Net assets at end of period includes undistributed net investment
       income                                                             $    40,304  $      4,074
                                                                          ===========  ============

                See accompanying notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


Selected Per Share Data for the Year or Period Ended:

                                                                                            Class A
Van Kampen Mid Cap Growth Portfolio                               ---------------------------------------------------------
                                                                  For the Period
                                                                      Ended            For the Years Ended December 31,
                                                                  June 30, 2009  ------------------------------------------
                                                                   (Unaudited)     2008     2007     2006     2005     2004
                                                                  -------------- -------   ------  ------   ------   ------
Net Asset Value, Beginning of Period.............................     $ 5.71     $ 11.82   $10.44  $10.19   $10.43   $ 9.24
                                                                      ------     -------   ------  ------   ------   ------
Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)..................................       0.01        0.02     0.05   (0.01)   (0.04)   (0.04)
Net Realized/Unrealized Gain (Loss) on Investments...............       1.35       (5.10)    2.29    0.90     0.54     1.23
                                                                      ------     -------   ------  ------   ------   ------
Total from Investment Operations.................................       1.36       (5.08)    2.34    0.89     0.50     1.19
                                                                      ------     -------   ------  ------   ------   ------
Less Distributions
Dividends from Net Investment Income.............................      (0.00)+     (0.15)      --      --       --       --
Distributions from Net Realized Capital Gains....................         --       (0.88)   (0.96)  (0.64)   (0.74)      --
                                                                      ------     -------   ------  ------   ------   ------
Total Distributions..............................................      (0.00)+     (1.03)   (0.96)  (0.64)   (0.74)      --
                                                                      ------     -------   ------  ------   ------   ------
Net Asset Value, End of Period...................................     $ 7.07     $  5.71   $11.82  $10.44   $10.19   $10.43
                                                                      ======     =======   ======  ======   ======   ======
Total Return                                                           23.85%     (46.67)%  23.84%   8.65 %   4.71 %  12.76 %
Ratio of Expenses to Average Net Assets After Reimbursement......       0.86%*      0.89 %   0.88%   0.90 %   0.90 %   0.90 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       0.87%*      0.89 %   0.88%   1.08 %   0.99 %   0.95 %
Ratio of Net Investment Income (Loss) to Average Net Assets......       0.30%*      0.25 %   0.46%  (0.08)%  (0.35)%  (0.43)%
Portfolio Turnover Rate..........................................       10.8%       38.1 %   62.0%  226.6 %  103.9 %   99.5 %
Net Assets, End of Period (in millions)..........................     $ 18.5     $  16.3   $ 29.6  $ 24.0   $ 21.5   $ 26.5

                                                                                            Class B
                                                                  ---------------------------------------------------------
                                                                  For the Period
                                                                      Ended            For the Years Ended December 31,
                                                                  June 30, 2009  ------------------------------------------
                                                                   (Unaudited)     2008     2007     2006     2005     2004
                                                                  -------------- -------   ------  ------   ------   ------
Net Asset Value, Beginning of Period.............................     $ 5.57     $ 11.55   $10.25  $10.04   $10.30   $ 9.16
                                                                      ------     -------   ------  ------   ------   ------
Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)..................................       0.00+      (0.00)+   0.02   (0.03)   (0.06)   (0.06)
Net Realized/Unrealized Gain (Loss) on Investments...............       1.31       (4.97)    2.24    0.88     0.54     1.20
                                                                      ------     -------   ------  ------   ------   ------
Total from Investment Operations.................................       1.31       (4.97)    2.26    0.85     0.48     1.14
                                                                      ------     -------   ------  ------   ------   ------
Less Distributions
Dividends from Net Investment Income.............................         --       (0.13)      --      --       --       --
Distributions from Net Realized Capital Gains....................         --       (0.88)   (0.96)  (0.64)   (0.74)      --
                                                                      ------     -------   ------  ------   ------   ------
Total Distributions..............................................         --       (1.01)   (0.96)  (0.64)   (0.74)      --
                                                                      ------     -------   ------  ------   ------   ------
Net Asset Value, End of Period...................................     $ 6.88     $  5.57   $11.55  $10.25   $10.04   $10.30
                                                                      ======     =======   ======  ======   ======   ======
Total Return                                                           23.52%     (46.75)%  23.48%   8.37 %   4.58 %  12.45 %
Ratio of Expenses to Average Net Assets After Reimbursement......       1.10%*      1.14 %   1.13%   1.15 %   1.15 %   1.15 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       1.12%*      1.14 %   1.14%   1.34 %   1.24 %   1.20 %
Ratio of Net Investment Income (Loss) to Average Net Assets......       0.05%*     (0.03)%   0.19%  (0.30)%  (0.58)%  (0.66)%
Portfolio Turnover Rate..........................................       10.8%       38.1 %   62.0%  226.6 %  103.9 %   99.5 %
Net Assets, End of Period (in millions)..........................     $ 78.8     $  58.0   $ 81.5  $ 54.8   $ 40.9   $ 36.0

*  Annualized
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.

                See accompanying notes to financial statements

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)

1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-eight Portfolios (the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2009, the Portfolio included in this report is Van Kampen Mid Cap Growth Portfolio (the "Portfolio"), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

   The Trust is managed by MetLife Advisers, LLC (the "Manager"), an affiliate of MetLife, Inc.

The Trust has registered four classes of shares: Class A and B Shares are currently offered by the Portfolio. Class C and E Shares are not currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with GAAP.

   A. Security Valuation - Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm Eastern Time on each business day the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant adviser pursuant to authorization of the Board of Trustees (the "Board"). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

   The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its equity investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

   Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value ("NAV") of the mutual fund.

   If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)

2. Significant Accounting Policies - continued


   C. Investment Income and Expenses - Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

   D. Income Taxes - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2008 tax years remain subject to examination by U.S. Federal and most tax authorities. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in the Portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

   The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2008, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                         Expiring   Expiring
                           12/31/2011 12/31/2016 Total
                       ---------- ---------- -----------

                        $2,315,583 $8,070,733 $10,386,316

   The Portfolio acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28, 2003 which are subject to an annual limitation of $771,861.

   E. Distribution of Income and Gains - Distributions of net investment income and capital gains are recorded on the ex-dividend date.

   F. Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

   Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

   G. Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities, including accrued interest, will continue to be at least equal to the value of the repurchase agreement.

H. Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)

2. Significant Accounting Policies - continued

dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end; from changes in the exchange rates of foreign currency held; and from changes in the contract value of forward foreign currency contracts.

3. Investment Management Agreement and Other Transactions with Affiliates

   The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

   Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

   Under the terms of the Portfolio's Management Agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

               Management Fees
         earned by the Manager
          for the period ended
                 June 30, 2009 % per annum     Average Daily Net Assets
         --------------------- ----------- ----------------------------

               $283,362            0.70%   First $200 Million

                                   0.65%   $200 Million to $500 Million

                                  0.625%   Over $500 Million

   Metropolitan Life Insurance Company ("MLIC") serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

   The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio's average daily net assets:

                                                        Expenses Deferred in
                                --------------------------------------------
          Maximum Expense Ratio    2004    2005     2006   2007  2008   2009
          under current Expense ------- ------- -------- ------ ----- ------
          Limitation Agreement       Subject to repayment until December 31,
          --------------------  --------------------------------------------
          Class A    Class B       2009    2010     2011   2012  2013   2014
          -------    -------    ------- ------- -------- ------ ----- ------

           0.90%      1.15%     $29,476 $33,406 $127,383 $6,445  $--  $7,153

   The expenses reimbursed for the period ended June 30, 2009 are shown as expenses reimbursed in the Statement of Operations of the Portfolio.

   If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Manager. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net assets of the Portfolio attributable to its Class B Shares in respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

   Under terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities' fees or expenses incurred.

   During the period ended June 30, 2009 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

                              Affiliate Commission
                     ---------                  ----------

                         Morgan Stanley & Co., Inc. $651

   Each Trustee of the Trust who is not currently an employee of the Manager or any of its affiliates receives compensation from the Trust. A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee's deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants' deferral accounts are reflected as Trustees' fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Portfolios, if any, under the Plan are reflected as Deferred Trustees' fees in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

   Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
                                                                      (Decrease)
              Beginning                                        in Shares     Ending
                 Shares     Sales Reinvestments Redemptions  Outstanding     Shares
             ---------- --------- ------------- ----------- ------------ ----------

 Class A

 6/30/2009    2,858,577    53,634        658      (295,631)   (241,339)   2,617,238
 12/31/2008   2,507,167 2,014,924    245,862    (1,909,376)    351,410    2,858,577

 Class B

 6/30/2009   10,429,426 2,056,161         --    (1,033,627)  1,022,534   11,451,960
 12/31/2008   7,059,412 4,242,948    805,075    (1,678,009)  3,370,014   10,429,426

5. Investment Transactions

   Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2009 were as follows:

                              Purchases                          Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

                $--       $15,742,746         $--         $8,236,311

   At June 30, 2009, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                  Federal        Gross         Gross
               Income Tax   Unrealized    Unrealized Net Unrealized
                     Cost Appreciation  Depreciation   Depreciation
             ------------ ------------ ------------  --------------

             $132,365,545  $8,313,823  $(28,964,210)  $(20,650,387)

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)



6. Securities Lending

   As of June 30, 2009, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                Value of Value of
                   Value of        Cash    Non-Cash       Total
                 Securities  Collateral Collateral*  Collateral
                ----------- ----------- ----------- -----------

                $11,349,212 $11,444,858  $194,660   $11,639,518

   * The Portfolio cannot repledge or resell this collateral. The non-cash collateral is typically comprised of government securities and/or bank letters of credit.

7. Distributions to Shareholders

   The tax character of distributions paid for the years ended December 31, 2008 and 2007 were as follows:

          Ordinary Income Long-Term Capital Gain                  Total
          --------------- ---------------------  ----------------------
                2008 2007       2008        2007        2008       2007
          ---------- ---- ----------  ---------- ----------- ----------

          $8,878,237 $--  $1,361,895  $7,696,204 $10,240,132 $7,696,204

   As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

   Undistributed Undistributed           Net
        Ordinary     Long-Term    Unrealized
          Income          Gain  Depreciation Loss Carryforwards         Total
   ------------- ------------- ------------  ------------------ ------------
      $4,074....      $--      $(41,140,280)    $(10,386,316)   $(51,522,522)

8. Contractual Obligations

   The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

   In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio's Statement of Assets and Liabilities.

10. Subsequent Events

   Management's evaluation of the impact of all subsequent events on the Portfolio's financial statements was completed through August 24, 2009, the date the financial statements were issued, and management has determined that as of that date there were no subsequent events requiring adjustments or disclosure in the Portfolio's financial statements.

11. Recent Accounting Pronouncement

   The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FAS 157-4") effective June 30, 2009. FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. FAS 157-4 also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FAS

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2009 (Unaudited)


11. Recent Accounting Pronouncement - continued

157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. Management has evaluated the impact of FAS 157-4 and has concluded that FAS 157-4 has no material impact on these financial statements.

Quarterly Portfolio Schedule

   The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

   A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Met Investors Series Trust
Pro Forma Combining Financial Statements (Unaudited)
June 30, 2009

Introductory Paragraph

     The unaudited pro forma statements give effect to the proposed reorganization of the FI Mid Cap Opportunities Portfolio ("FI Mid Cap"), a portfolio of Metropolitan Series Fund, Inc., in exchange for shares of the Van Kampen Mid Cap Growth Portfolio ("Van Kampen Mid Cap"), a portfolio of Met Investors Series Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Van Kampen Mid Cap, and the results of operations of Van Kampen Mid Cap for pre-combination periods will not be restated.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of FI Mid Cap Opportunities and Van Kampen Mid Cap, as though the reorganization occurred as of June 30, 2009.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the twelve-month period ended June 30, 2009 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the FI Mid Cap and Van Kampen Mid Cap, which are incorporated by reference in the Statement of Additional Information.

Pro Forma Statement of Investments as of 06/30/2009 (Unaudited)


                                                                                        Metropolitan Series Fund, Inc.
                                                                                          FI Mid Cap Opportunities
                                                                                                Portfolio
                                                                                        -----------------------------
Common Stock                    Security Description                                     Shares          Value
------------                    --------------------                                     -------         -----

Aerospace & Defense             Precision Castparts Corp.                                 134,690      9,836,411   2.1%
                                                                                                    ------------

Air Freight & Logistics         Atlas Air Worldwide Holdings, Inc.              (a)       196,516      4,557,206
Air Freight & Logistics         C.H. Robinson Worldwide, Inc.
Air Freight & Logistics         Expeditors International of Washington, Inc.
                                                                                                    ------------
                                                                                                       4,557,206   1.0%
                                                                                                    ------------

Biotechnology                   CSL, Ltd. (AUD)                                           100,723      2,601,985
Biotechnology                   Grifols S.A. (EUR)                                        542,919      9,596,315
Biotechnology                   Myriad Genetics, Inc.                           (a)       121,030      4,314,719
Biotechnology                   Myriad Pharmaceuticals, Inc.                    (a)        63,910        297,182
Biotechnology                   Theravance, Inc.                                (a)(b)    768,121     11,245,291
                                                                                                    ------------
                                                                                                      28,055,492   5.9%
                                                                                                    ------------

Capital Markets                 Calamos Asset Management, Inc. - Class A
Capital Markets                 Greenhill & Co., Inc.
Capital Markets                 MF Global, Ltd.                                 (a)     1,265,400      7,503,822
                                                                                                    ------------
                                                                                                       7,503,822   1.6%
                                                                                                    ------------

Chemicals                       FMC Corp.                                                  74,250      3,512,025
Chemicals                       Intrepid Potash, Inc.                           (a)(b)
Chemicals                       Nalco Holding Co.
Chemicals                       Rockwood Holdings, Inc.                         (a)
Chemicals                       The Mosaic Co.                                            112,710      4,993,053
Chemicals                       The Scotts Miracle-Gro Co.                      (b)       185,120      6,488,456
                                                                                                    ------------
                                                                                                      14,993,534   3.1%
                                                                                                    ------------

Commercial & Professional
  Services                      Covanta Holding Corp.                           (a)(b)


Commercial Banks                SunTrust Banks, Inc.                                       85,340      1,403,843   0.3%
                                                                                                    ------------

Commercial Services & Supplies  Copart, Inc.                                    (a)        93,634      3,246,291
Commercial Services & Supplies  GeoEye, Inc.                                    (a)(b)     68,980      1,625,169
                                                                                                    ------------
                                                                                                       4,871,460   1.0%
                                                                                                    ------------

Communications Equipment        Brocade Communications Systems, Inc.            (a)(b)    840,140      6,569,895   1.4%
                                                                                                    ------------

Computers & Peripherals         SanDisk Corp.                                   (a)       232,881      3,421,022
Computers & Peripherals         Teradata Corp.                                  (a)       123,440      2,892,199
                                                                                                    ------------
                                                                                                       6,313,221   1.3%
                                                                                                    ------------

Construction & Engineering      Aecom Technology Corp.                          (a)        37,900      1,212,800
Construction & Engineering      Quanta Services, Inc.                           (a)       153,550      3,551,611
                                                                                                    ------------
                                                                                                       4,764,411   1.0%
                                                                                                    ------------

Construction Materials          Martin Marietta Materials, Inc.                 (b)
Construction Materials          Texas Industries, Inc.                          (b)


Containers & Packaging          Owens-Illinois, Inc.                            (a)       248,679      6,965,499   1.5%
                                                                                                    ------------

Distributors                    Li & Fung, Ltd.


Diversified Consumer Services   Apollo Group, Inc. (Class A)                    (a)       283,450     20,158,964
Diversified Consumer Services   Corinthian Colleges, Inc.                       (a)(b)    503,456      8,523,510
Diversified Consumer Services   DeVry, Inc.                                               332,988     16,662,720
Diversified Consumer Services   H&R Block, Inc.                                           254,400      4,383,312
Diversified Consumer Services   ITT Educational Services, Inc.                  (a)(b)    222,390     22,385,777
Diversified Consumer Services   New Oriental Education & Technology Group Inc.
                                  (ADR) (a)(b)
Diversified Consumer Services   Strayer Education, Inc.                         (b)
                                                                                                    ------------
                                                                                                      72,114,283  15.0%
                                                                                                    ------------

Diversified Financial Services  CME Group, Inc.                                            15,040      4,679,094
Diversified Financial Services  Interactive Brokers Group, Inc.                 (a)       834,502     12,959,816
Diversified Financial Services  IntercontinentalExchange, Inc.                  (a)
Diversified Financial Services  Leucadia National Corp.                         (a)
Diversified Financial Services  Moody's Corp.
Diversified Financial Services  PHH Corp.                                       (a)        54,043        982,502
                                                                                                    ------------
                                                                                                      18,621,412   3.9%
                                                                                                    ------------

Diversified Telecommunication
   Services                     Qwest Communications International, Inc.        (b)     1,282,140      5,320,881   1.1%
                                                                                                    ------------

Electrical Equipment            Energy Conversion Devices, Inc.                 (a)(b)    123,600      1,748,940
Electrical Equipment            Yingli Green Energy Holding Co., Ltd.           (a)(b)    175,600      2,379,380
                                                                                                    ------------
                                                                                                       4,128,320   0.9%
                                                                                                    ------------

Electronic Equipment,
   Instruments & Components     Byd Co., Ltd.                                   (a)


Energy Equipment & Services     Weatherford International, Ltd.                 (a)       237,700      4,649,412   1.0%
                                                                                                    ------------

Food Products                   Archer-Daniels-Midland Co.                                263,310      7,048,809
Food Products                   ConAgra Foods, Inc.                                       277,670      5,292,390
Food Products                   Kellogg Co.                                               151,960      7,076,777
Food Products                   Sara Lee Corp.                                            737,080      7,193,901
Food Products                   The J. M. Smucker Co.                                     215,330     10,477,958
                                                                                                    ------------
                                                                                                      37,089,835   7.7%
                                                                                                    ------------

Health Care Equipment &
  Supplies                      Gen-Probe, Inc.                                 (a)(b)
Health Care Equipment &
  Supplies                      Intuitive Surgical, Inc.                        (a)(b)
Health Care Equipment &
  Supplies                      Inverness Medical Innovations, Inc.             (a)(b)    473,950     16,863,141
Health Care Equipment &
  Supplies                      Mindray Medical International, Ltd. (ADR)       (b)
                                                                                                    ------------
                                                                                                      16,863,141   3.5%
                                                                                                    ------------

Health Care Providers &
  Services                      Express Scripts, Inc.                           (a)       369,104     25,375,900
Health Care Providers &
  Services                      Medco Health Solutions, Inc.                    (a)       247,340     11,281,177
                                                                                                    ------------
                                                                                                      36,657,077   7.6%
                                                                                                    ------------

Hotels, Restaurants & Leisure   Ctrip.com International, Ltd. (ADR)             (a)
Hotels, Restaurants & Leisure   Las Vegas Sands Corp.                           (a)(b)
Hotels, Restaurants & Leisure   Starbucks Corp.                                 (a)
Hotels, Restaurants & Leisure   Wynn Resorts, Ltd.                              (a)(b)


Household Durables              Gafisa S.A. (ADR)                               (b)
Household Durables              Mohawk Industries, Inc.                         (a)(b)     25,970        926,610
Household Durables              NVR, Inc.                                       (a)(b)
                                                                                                    ------------
                                                                                                         926,610   0.2%
                                                                                                    ------------

Independent Power Producers &
  Energy Traders                NRG Energy,Inc.                                 (a)        53,800      1,396,648
Independent Power Producers &
  Energy Traders                RRI Energy,Inc.                                 (a)       717,690      3,595,627
                                                                                                    ------------
                                                                                                       4,992,275   1.0%
                                                                                                    ------------

Industrial Conglomerates        McDermott International, Inc.                   (a)       231,800      4,707,858   1.0%
                                                                                                    ------------

Insurance                       Allied World Assurance Co. Holdings, Ltd.                 102,600      4,189,158
Insurance                       Aspen Insurance Holdings, Ltd.                            166,200      3,712,908
Insurance                       Axis Capital Holdings, Ltd.                               104,000      2,722,720
Insurance                       Everest Re Group, Ltd.                                     47,200      3,378,104
Insurance                       Lincoln National Corp.                                     35,971        619,061
Insurance                       PartnerRe, Ltd.                                           128,700      8,359,065
Insurance                       Platinum Underwriters Holdings, Ltd.                      166,400      4,757,376
Insurance                       Validus Holdings, Ltd.                                    174,000      3,824,520
                                                                                                    ------------
                                                                                                      31,562,912   6.6%
                                                                                                    ------------

Internet & Catalog Retail       Expedia, Inc.                                   (a)       329,924      4,985,152
Internet & Catalog Retail       NetFlix, Inc.                                   (a)(b)
Internet & Catalog Retail       Priceline.com, Inc.                             (a)(b)
                                                                                                    ------------
                                                                                                       4,985,152   1.0%
                                                                                                    ------------

Internet Software & Services    Alibaba.com Ltd.                                (a)
Internet Software & Services    Baidu.com (ADR)                                 (a)
Internet Software & Services    Equinix, Inc.                                   (a)(b)    159,190     11,579,481
Internet Software & Services    LogMeIn, Inc.                                   (a)        10,350        165,600
Internet Software & Services    Move, Inc.                                      (a)(b)    720,126      1,555,472
Internet Software & Services    Switch & Data Facilities Co., Inc.              (a)(b)     38,087        446,761
Internet Software & Services    Telecity Group, Plc. (GBP)                      (a)     2,372,160     11,630,490
Internet Software & Services    Tencent Holdings, Ltd.
                                                                                                    ------------
                                                                                                      25,377,804   5.3%
                                                                                                    ------------

IT Services                     Redecard S.A.


Leisure Equipment & Products    Smith & Wesson Holding Corp.                    (a)(b)    232,154      1,318,635   0.3%
                                                                                                    ------------

Life Sciences Tools & Services  AMAG Pharmaceuticals, Inc.                      (a)(b)     17,370        949,618
Life Sciences Tools & Services  Bruker Corp.                                    (a)        10,090         93,433
Life Sciences Tools & Services  Covance, Inc.                                   (a)(b)     26,610      1,309,212
Life Sciences Tools & Services  Illumina, Inc.                                  (a)(b)    118,040      4,596,478
Life Sciences Tools & Services  Techne Corp.
                                                                                                    ------------
                                                                                                       6,948,741   1.4%
                                                                                                    ------------

Machinery                       Titan International, Inc.                       (b)       792,458      5,919,661   1.2%
                                                                                                    ------------

Media                           Discovery Communications, Inc. - Class C        (a)
Media                           Groupe Aeroplan, Inc.
Media                           Morningstar, Inc.                               (a)


Multiline Retail                Sears Holdings Corp.                            (a)


Oil, Gas & Consumable Fuels     Berry Petroleum Co.                             (b)        42,880        797,139
Oil, Gas & Consumable Fuels     Brigham Exploration Co.                         (a)       688,970      2,404,505
Oil, Gas & Consumable Fuels     EXCO Resources, Inc.                            (a)       272,290      3,517,987
Oil, Gas & Consumable Fuels     Forest Oil Corp.                                (a)(b)    239,568      3,574,355
Oil, Gas & Consumable Fuels     Petrohawk Energy Corp.                          (a)       124,570      2,777,911
Oil, Gas & Consumable Fuels     Range Resources Corp.
Oil, Gas & Consumable Fuels     Southwestern Energy Co.                         (a)(b)
Oil, Gas & Consumable Fuels     Ultra Petroleum Corp.                           (a)
                                                                                                    ------------
                                                                                                      13,071,897   2.7%
                                                                                                    ------------

Pharmaceuticals                 Allergan, Inc.
Pharmaceuticals                 Ironwood Pharmaceutical                         (c)


Professional Services           Corporate Executive Board Co.
Professional Services           IHS, Inc. - Class A                             (a)(b)     57,490      2,867,026
Professional Services           Monster Worldwide, Inc.                         (a)(b)
                                                                                                    ------------
                                                                                                       2,867,026   0.6%
                                                                                                    ------------

Real Estate Management &
  Development                   Brookfield Asset Management, Inc. - Class A


Software                        ArcSight, Inc.                                  (a)(b)    174,950      3,108,862
Software                        Ariba, Inc.                                     (a)        67,810        667,250
Software                        Autodesk, Inc.                                  (a)
Software                        BMC Software, Inc.                              (a)       349,660     11,815,011
Software                        Electronic Arts, Inc.                           (a)        55,430      1,203,940
Software                        Salesforce.com, Inc.
Software                        SolarWinds, Inc.                                (a)        18,570        306,219
                                                                                                    ------------
                                                                                                      17,101,282   3.6%
                                                                                                    ------------

Specialty Retail                Abercrombie & Fitch Co. - Class A               (b)
Specialty Retail                O'Reilly Automotive, Inc.                       (a)(b)     49,600      1,888,768
                                                                                                    ------------
                                                                                                       1,888,768   0.4%
                                                                                                    ------------

Transportation Infrastructure   Aegean Marine Petroleum Network, Inc.           (b)       187,200      2,826,720   0.6%
                                                                                                    ------------

Wireless Telecommunication
  Services                      American Tower Corp. (Class A)                  (a)        88,669      2,795,734
Wireless Telecommunication
  Services                      Millicom International Cellular S.A.            (a)(b)
Wireless Telecommunication
  Services                      NII Holdings, Inc.                              (a)     1,262,962     24,084,685
Wireless Telecommunication
  Services                      SBA Communications Corp.                        (a)(b)  1,014,112     24,886,308
                                                                                                    ------------
                                                                                                      51,766,727  10.8%
                                                                                                    ------------
-----------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                             (Cost $442,009,340)   467,541,223  97.6%
-----------------------------------------------------------------------------------------------------------------------

Short-Term Investments          Security Description                         Shares / Par Amount        Value
----------------------          --------------------                         --------------------    ----------

Mutual Funds                    State Street Navigator Securities
                                Lending Prime Portfolio (d)                            72,010,607     72,010,607  15.0%

Repurchase Agreement            State Street                                          $ 2,297,000      2,297,000   0.5%

-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                                                    (Cost $74,307,607)    74,307,607  15.5%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              (Cost $516,316,947)   541,848,830 113.1%
-----------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                   (62,678,261)-13.1%
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     479,170,569 100.0%
-----------------------------------------------------------------------------------------------------------------------






Pro Forma Statement of Investments as of 06/30/2009 (Unaudited)
                                                                               .        Met Investors Series Trust
                                                                                        Van Kampen Mid Cap Growth
                                                                                               Portfolio
                                                                                        --------------------------
Common Stock                    Security Description                                     Shares          Value
------------                    --------------------                                     -------         ------

Aerospace & Defense             Precision Castparts Corp.


Air Freight & Logistics         Atlas Air Worldwide Holdings, Inc.
Air Freight & Logistics         C.H. Robinson Worldwide, Inc.                              38,445      2,004,907
Air Freight & Logistics         Expeditors International of Washington, Inc.               79,757      2,659,098
                                                                                                    ------------
                                                                                                       4,664,005    4.8%
                                                                                                    ------------

Biotechnology                   CSL, Ltd. (AUD)
Biotechnology                   Grifols S.A. (EUR)
Biotechnology                   Myriad Genetics, Inc.
Biotechnology                   Myriad Pharmaceuticals, Inc.
Biotechnology                   Theravance, Inc.


Capital Markets                 Calamos Asset Management, Inc. - Class A                   70,867        999,934
Capital Markets                 Greenhill & Co., Inc.                                      13,030        940,896
Capital Markets                 MF Global, Ltd.
                                                                                                    ------------
                                                                                                       1,940,830    2.0%
                                                                                                    ------------

Chemicals                       FMC Corp.
Chemicals                       Intrepid Potash, Inc.                                      53,447      1,500,792
Chemicals                       Nalco Holding Co.                                          94,403      1,589,747
Chemicals                       Rockwood Holdings, Inc.                                    67,927        994,451
Chemicals                       The Mosaic Co.
Chemicals                       The Scotts Miracle-Gro Co.
                                                                                                    ------------
                                                                                                       4,084,990    4.2%
                                                                                                    ------------

Commercial & Professional
  Services                      Covanta Holding Corp.                                      64,748      1,098,126    1.1%
                                                                                                    ------------

Commercial Banks                SunTrust Banks, Inc.


Commercial Services & Supplies  Copart, Inc.
Commercial Services & Supplies  GeoEye, Inc.


Communications Equipment        Brocade Communications Systems, Inc.


Computers & Peripherals         SanDisk Corp.
Computers & Peripherals         Teradata Corp.                                             84,631      1,982,904
                                                                                                    ------------
                                                                                                       1,982,904    2.0%
                                                                                                    ------------

Construction & Engineering      Aecom Technology Corp.                                     39,521      1,264,672
Construction & Engineering      Quanta Services, Inc.
                                                                                                    ------------
                                                                                                       1,264,672    1.3%
                                                                                                    ------------

Construction Materials          Martin Marietta Materials, Inc.                            29,033      2,290,123
Construction Materials          Texas Industries, Inc.                                     18,171        569,843
                                                                                                    ------------
                                                                                                       2,859,966    2.9%
                                                                                                    ------------

Containers & Packaging          Owens-Illinois, Inc.


Distributors                    Li & Fung, Ltd.                                         1,024,000      2,717,509    2.8%
                                                                                                    ------------

Diversified Consumer Services   Apollo Group, Inc. (Class A)
Diversified Consumer Services   Corinthian Colleges, Inc.
Diversified Consumer Services   DeVry, Inc.
Diversified Consumer Services   H&R Block, Inc.
Diversified Consumer Services   ITT Educational Services, Inc.
Diversified Consumer Services   New Oriental Education & Technology Group Inc.
                                  (ADR)                                                    26,231      1,766,920
Diversified Consumer Services   Strayer Education, Inc.                                     6,170      1,345,739
                                                                                                    ------------
                                                                                                       3,112,659    3.2%
                                                                                                    ------------

Diversified Financial Services  CME Group, Inc.
Diversified Financial Services  Interactive Brokers Group, Inc.
Diversified Financial Services  IntercontinentalExchange, Inc.                             18,468      2,109,784
Diversified Financial Services  Leucadia National Corp.                                   110,495      2,330,339
Diversified Financial Services  Moody's Corp.                                              30,173        795,059
Diversified Financial Services  PHH Corp.
                                                                                                    ------------
                                                                                                       5,235,182    5.4%
                                                                                                    ------------

Diversified Telecommunication
  Services                      Qwest Communications International, Inc.


Electrical Equipment            Energy Conversion Devices, Inc.
Electrical Equipment            Yingli Green Energy Holding Co., Ltd.


Electronic Equipment,
  Instruments & Components      Byd Co., Ltd.                                             218,500        883,773    0.9%
                                                                                                    ------------

Energy Equipment & Services     Weatherford International, Ltd.


Food Products                   Archer-Daniels-Midland Co.
Food Products                   ConAgra Foods, Inc.
Food Products                   Kellogg Co.
Food Products                   Sara Lee Corp.
Food Products                   The J. M. Smucker Co.


Health Care Equipment &
  Supplies                      Gen-Probe, Inc.                                            35,134      1,510,059
Health Care Equipment &
  Supplies                      Intuitive Surgical, Inc.                                    5,949        973,613
Health Care Equipment &
  Supplies                      Inverness Medical Innovations, Inc.
Health Care Equipment &
  Supplies                      Mindray Medical International, Ltd. (ADR                   50,607      1,412,948
                                                                                                    ------------
                                                                                                       3,896,620    4.0%
                                                                                                    ------------

Health Care Providers &
  Services                      Express Scripts, Inc.
Health Care Providers &
  Services                      Medco Health Solutions, Inc.


Hotels, Restaurants & Leisure   Ctrip.com International, Ltd. (ADR)                        66,943      3,099,461
Hotels, Restaurants & Leisure   Las Vegas Sands Corp.                                      97,795        768,669
Hotels, Restaurants & Leisure   Starbucks Corp.                                           152,986      2,124,975
Hotels, Restaurants & Leisure   Wynn Resorts, Ltd.                                         52,157      1,841,142
                                                                                                    ------------
                                                                                                       7,834,247    8.1%
                                                                                                    ------------

Household Durables              Gafisa S.A. (ADR)                                          51,190        844,635
Household Durables              Mohawk Industries, Inc.                                    15,244        543,906
Household Durables              NVR, Inc.                                                   1,960        984,684
                                                                                                    ------------
                                                                                                       2,373,225    2.4%
                                                                                                    ------------

Independent Power Producers &
  Energy Traders                NRG Energy, Inc.
Independent Power Producers &
  Energy Traders                RRI Energy, Inc.


Industrial Conglomerates        McDermott International, Inc.


Insurance                       Allied World Assurance Co. Holdings, Ltd.
Insurance                       Aspen Insurance Holdings, Ltd.
Insurance                       Axis Capital Holdings, Ltd.
Insurance                       Everest Re Group, Ltd.
Insurance                       Lincoln National Corp.
Insurance                       PartnerRe, Ltd.
Insurance                       Platinum Underwriters Holdings, Ltd.
Insurance                       Validus Holdings, Ltd.


Internet & Catalog Retail       Expedia, Inc.
Internet & Catalog Retail       NetFlix, Inc.                                              17,628        728,741
Internet & Catalog Retail       Priceline.com, Inc.                                        22,654      2,527,054
                                                                                                    ------------
                                                                                                       3,255,795    3.3%
                                                                                                    ------------

Internet Software & Services    Alibaba.com Ltd.                                        1,011,800      1,793,796
Internet Software & Services    Baidu.com (ADR)                                            11,559      3,480,299
Internet Software & Services    Equinix, Inc.                                              14,950      1,087,463
Internet Software & Services    LogMeIn, Inc.
Internet Software & Services    Move, Inc.
Internet Software & Services    Switch & Data Facilities Co., Inc.
Internet Software & Services    Telecity Group, Plc. (GBP)
Internet Software & Services    Tencent Holdings, Ltd.                                    336,400      3,901,623
                                                                                                    ------------
                                                                                                      10,263,181   10.6%
                                                                                                    ------------

IT Services                     Redecard S.A.                                             164,832      2,528,458    2.6%
                                                                                                    ------------

Leisure Equipment & Products    Smith & Wesson Holding Corp.


Life Sciences Tools & Services  AMAG Pharmaceuticals, Inc.
Life Sciences Tools & Services  Bruker Corp.
Life Sciences Tools & Services  Covance, Inc.
Life Sciences Tools & Services  Illumina, Inc.                                             96,060      3,740,576
Life Sciences Tools & Services  Techne Corp.                                               38,627      2,464,789
                                                                                                    ------------
                                                                                                       6,205,365    6.4%
                                                                                                    ------------

Machinery                       Titan International, Inc.


Media                           Discovery Communications, Inc. - Class C                   48,442        994,514
Media                           Groupe Aeroplan, Inc.                                     142,226      1,009,259
Media                           Morningstar, Inc.                                          42,207      1,740,195
                                                                                                    ------------
                                                                                                       3,743,968    3.9%
                                                                                                    ------------

Multiline Retail                Sears Holdings Corp.                                       14,286        950,305    1.0%
                                                                                                    ------------

Oil, Gas & Consumable Fuels     Berry Petroleum Co.
Oil, Gas & Consumable Fuels     Brigham Exploration Co.
Oil, Gas & Consumable Fuels     EXCO Resources, Inc.
Oil, Gas & Consumable Fuels     Forest Oil Corp.
Oil, Gas & Consumable Fuels     Petrohawk Energy Corp.                                     38,149        850,723
Oil, Gas & Consumable Fuels     Range Resources Corp.                                      20,284        839,960
Oil, Gas & Consumable Fuels     Southwestern Energy Co.                                   112,026      4,352,210
Oil, Gas & Consumable Fuels     Ultra Petroleum Corp.                                      97,340      3,796,260
                                                                                                    ------------
                                                                                                       9,839,153   10.1%
                                                                                                    ------------

Pharmaceuticals                 Allergan, Inc.                                             25,759      1,225,613
Pharmaceuticals                 Ironwood Pharmaceutical                                    44,752        537,024
                                                                                                    ------------
                                                                                                       1,762,637    1.8%
                                                                                                    ------------

Professional Services           Corporate Executive Board Co.                              39,402        817,986
Professional Services           IHS, Inc. - Class A                                        32,666      1,629,053
Professional Services           Monster Worldwide, Inc.                                    58,037        685,417
                                                                                                    ------------
                                                                                                       3,132,456    3.2%
                                                                                                    ------------

Real Estate Management &
  Development                   Brookfield Asset Management, Inc. - Class A                91,309      1,558,645    1.6%
                                                                                                    ------------

Software                        ArcSight, Inc.
Software                        Ariba, Inc.
Software                        Autodesk, Inc.                                             67,154      1,274,583
Software                        BMC Software, Inc.
Software                        Electronic Arts, Inc.
Software                        Salesforce.com, Inc.                                       57,966      2,212,562
Software                        SolarWinds, Inc.
                                                                                                    ------------
                                                                                                       3,487,145    3.6%
                                                                                                    ------------

Specialty Retail                Abercrombie & Fitch Co. - Class A                          39,637      1,006,384
Specialty Retail                O'Reilly Automotive, Inc.
                                                                                                    ------------
                                                                                                       1,006,384    1.0%
                                                                                                    ------------

Transportation Infrastructure   Aegean Marine Petroleum Network, Inc.


Wireless Telecommunication
  Services                      American Tower Corp. (Class A)
Wireless Telecommunication
  Services                      Millicom International Cellular S.A.                        9,729        547,353
Wireless Telecommunication
  Services                      NII Holdings, Inc.                                         42,724        814,747
Wireless Telecommunication
  Services                      SBA Communications Corp.
                                                                                                    ------------
                                                                                                       1,362,100    1.4%
                                                                                                    ------------
-----------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                             (Cost $113,694,687)    93,044,300   95.6%
-----------------------------------------------------------------------------------------------------------------------

Short-Term Investments          Security Description                         Shares / Par Amount       Value
----------------------          --------------------                         -------------------    ------------

Mutual Funds                    State Street Navigator Securities
                                Lending Prime Portfolio (d)                            11,444,858     11,444,858  11.8%

Repurchase Agreement            State Street                                          $ 7,226,000      7,226,000   7.4%

-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                                                    (Cost $18,670,858)    18,670,858  19.2%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              (Cost $132,365,545)   111,715,158 114.8%
-----------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                   (14,424,550)-14.8%
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                      97,290,699 100.0%
-----------------------------------------------------------------------------------------------------------------------



Pro Forma Statement of Investments as of 06/30/2009 (Unaudited)


                                                                                        Met Investors Series Trust
                                                                                        Van Kampen Mid Cap Growth
                                                                                               Proforma
                                                                                        --------------------------
Common Stock                    Security Description                                      Shares          Value
------------                    --------------------                                      -------         -----

Aerospace & Defense             Precision Castparts Corp.                                 134,690      9,836,411  1.7%
                                                                                                    ------------

Air Freight & Logistics         Atlas Air Worldwide Holdings, Inc.                        196,516      4,557,206
Air Freight & Logistics         C.H. Robinson Worldwide, Inc.                              38,445      2,004,907
Air Freight & Logistics         Expeditors International of Washington, Inc.               79,757      2,659,098
                                                                                                    ------------
                                                                                                       9,221,211  1.6%
                                                                                                    ------------

Biotechnology                   CSL, Ltd. (AUD)                                           100,723      2,601,985
Biotechnology                   Grifols S.A. (EUR)                                        542,919      9,596,315
Biotechnology                   Myriad Genetics, Inc.                                     121,030      4,314,719
Biotechnology                   Myriad Pharmaceuticals, Inc.                               63,910        297,182
Biotechnology                   Theravance, Inc.                                          768,121     11,245,291
                                                                                                    ------------
                                                                                                      28,055,492  4.9%
                                                                                                    ------------

Capital Markets                 Calamos Asset Management, Inc. - Class A                   70,867        999,934
Capital Markets                 Greenhill & Co., Inc.                                      13,030        940,896
Capital Markets                 MF Global, Ltd.                                         1,265,400      7,503,822
                                                                                                    ------------
                                                                                                       9,444,652  1.6%
                                                                                                    ------------

Chemicals                       FMC Corp.                                                  74,250      3,512,025
Chemicals                       Intrepid Potash, Inc.                                      53,447      1,500,792
Chemicals                       Nalco Holding Co.                                          94,403      1,589,747
Chemicals                       Rockwood Holdings, Inc.                                    67,927        994,451
Chemicals                       The Mosaic Co.                                            112,710      4,993,053
Chemicals                       The Scotts Miracle-Gro Co.                                185,120      6,488,456
                                                                                                    ------------
                                                                                                      19,078,524  3.3%
                                                                                                    ------------

Commercial & Professional
  Services                      Covanta Holding Corp.                                      64,748      1,098,126  0.2%
                                                                                                    ------------

Commercial Banks                SunTrust Banks, Inc.                                       85,340      1,403,843  0.2%
                                                                                                    ------------

Commercial Services & Supplies  Copart, Inc.                                               93,634      3,246,291
Commercial Services & Supplies  GeoEye, Inc.                                               68,980      1,625,169
                                                                                                    ------------
                                                                                                       4,871,460  0.8%
                                                                                                    ------------

Communications Equipment        Brocade Communications Systems, Inc.                      840,140      6,569,895  1.1%
                                                                                                    ------------

Computers & Peripherals         SanDisk Corp.                                             232,881      3,421,022
Computers & Peripherals         Teradata Corp.                                            208,071      4,875,103
                                                                                                    ------------
                                                                                                       8,296,125
                                                                                                    ------------

Construction & Engineering      Aecom Technology Corp.                                     77,421      2,477,472
Construction & Engineering      Quanta Services, Inc.                                     153,550      3,551,611
                                                                                                    ------------
                                                                                                       6,029,083  1.0%
                                                                                                    ------------

Construction Materials          Martin Marietta Materials, Inc.                            29,033      2,290,123
Construction Materials          Texas Industries, Inc.                                     18,171        569,843
                                                                                                    ------------
                                                                                                       2,859,966  0.5%
                                                                                                    ------------

Containers & Packaging          Owens-Illinois, Inc.                                      248,679      6,965,499  1.2%
                                                                                                    ------------

Distributors                    Li & Fung, Ltd.                                         1,024,000      2,717,509  0.5%
                                                                                                    ------------

Diversified Consumer Services   Apollo Group, Inc. (Class A)                              283,450     20,158,964
Diversified Consumer Services   Corinthian Colleges, Inc.                                 503,456      8,523,510
Diversified Consumer Services   DeVry, Inc.                                               332,988     16,662,720
Diversified Consumer Services   H&R Block, Inc.                                           254,400      4,383,312
Diversified Consumer Services   ITT Educational Services, Inc.                            222,390     22,385,777
Diversified Consumer Services   New Oriental Education & Technology Group Inc.
                                  (ADR)                                                    26,231      1,766,920
Diversified Consumer Services   Strayer Education, Inc.                                     6,170      1,345,739
                                                                                                    ------------
                                                                                                      75,226,942  13.1%
                                                                                                    ------------

Diversified Financial Services  CME Group, Inc.                                            15,040      4,679,094
Diversified Financial Services  Interactive Brokers Group, Inc.                           834,502     12,959,816
Diversified Financial Services  IntercontinentalExchange, Inc.                             18,468      2,109,784
Diversified Financial Services  Leucadia National Corp.                                   110,495      2,330,339
Diversified Financial Services  Moody's Corp.                                              30,173        795,059
Diversified Financial Services  PHH Corp.                                                  54,043        982,502
                                                                                                    ------------
                                                                                                      23,856,594  4.1%
                                                                                                    ------------

Diversified Telecommunication
  Services                      Qwest Communications International, Inc.                1,282,140      5,320,881  0.9%
                                                                                                    ------------

Electrical Equipment            Energy Conversion Devices, Inc.                           123,600      1,748,940
Electrical Equipment            Yingli Green Energy Holding Co., Ltd.                     175,600      2,379,380
                                                                                                    ------------
                                                                                                       4,128,320  0.7%
                                                                                                    ------------

Electronic Equipment,
  Instruments & Components      Byd Co., Ltd.                                             218,500        883,773  0.1%
                                                                                                    ------------

Energy Equipment & Services     Weatherford International, Ltd.                           237,700      4,649,412  0.8%
                                                                                                    ------------

Food Products                   Archer-Daniels-Midland Co.                                263,310      7,048,809
Food Products                   ConAgra Foods, Inc.                                       277,670      5,292,390
Food Products                   Kellogg Co.                                               151,960      7,076,777
Food Products                   Sara Lee Corp.                                            737,080      7,193,901
Food Products                   The J. M. Smucker Co.                                     215,330     10,477,958
                                                                                                    ------------
                                                                                                      37,089,835  6.4%
                                                                                                    ------------

Health Care Equipment &
  Supplies                      Gen-Probe, Inc.                                            35,134      1,510,059
Health Care Equipment &
  Supplies                      Intuitive Surgical, Inc.                                    5,949        973,613
Health Care Equipment &
  Supplies                      Inverness Medical Innovations, Inc.                       473,950     16,863,141
Health Care Equipment &
  Supplies                      Mindray Medical International, Ltd. (ADR                   50,607      1,412,948
                                                                                                    ------------
                                                                                                      20,759,761  4.3%
                                                                                                    ------------

Health Care Providers &
  Services                      Express Scripts, Inc.                                     369,104     25,375,900
Health Care Providers &
  Services                      Medco Health Solutions, Inc.                              247,340     11,281,177
                                                                                                    ------------
                                                                                                      36,657,077  6.3%
                                                                                                    ------------

Hotels, Restaurants & Leisure   Ctrip.com International, Ltd. (ADR)                        66,943      3,099,461
Hotels, Restaurants & Leisure   Las Vegas Sands Corp.                                      97,795        768,669
Hotels, Restaurants & Leisure   Starbucks Corp.                                           152,986      2,124,975
Hotels, Restaurants & Leisure   Wynn Resorts, Ltd.                                         52,157      1,841,142
                                                                                                       ----------
                                                                                                       7,834,247  1.3%
                                                                                                       ----------

Household Durables              Gafisa S.A. (ADR)                                          51,190        844,635
Household Durables              Mohawk Industries, Inc.                                    41,214      1,470,516
Household Durables              NVR, Inc.                                                   1,960        984,684
                                                                                                    ------------
                                                                                                       3,299,835  0.6%
                                                                                                    ------------

Independent Power Producers &
  Energy Traders                NRG Energy, Inc.                                           53,800      1,396,648
Independent Power Producers &
  Energy Traders                RRI Energy, Inc.                                          717,690      3,595,627
                                                                                                    ------------
                                                                                                       4,992,275  0.9%
                                                                                                    ------------

Industrial Conglomerates        McDermott International, Inc.                             231,800      4,707,858  0.8%
                                                                                                    ------------

Insurance                       Allied World Assurance Co. Holdings, Ltd.                 102,600      4,189,158
Insurance                       Aspen Insurance Holdings, Ltd.                            166,200      3,712,908
Insurance                       Axis Capital Holdings, Ltd.                               104,000      2,722,720
Insurance                       Everest Re Group, Ltd.                                     47,200      3,378,104
Insurance                       Lincoln National Corp.                                     35,971        619,061
Insurance                       PartnerRe, Ltd.                                           128,700      8,359,065
Insurance                       Platinum Underwriters Holdings, Ltd.                      166,400      4,757,376
Insurance                       Validus Holdings, Ltd.                                    174,000      3,824,520
                                                                                                    ------------
                                                                                                      31,562,912  5.5%
                                                                                                    ------------

Internet & Catalog Retail       Expedia, Inc.                                             329,924      4,985,152
Internet & Catalog Retail       NetFlix, Inc.                                              17,628        728,741
Internet & Catalog Retail       Priceline.com, Inc.                                        22,654      2,527,054
                                                                                                    ------------
                                                                                                       8,240,947  1.4%
                                                                                                    ------------

Internet Software & Services    Alibaba.com Ltd.                                        1,011,800      1,793,796
Internet Software & Services    Baidu.com (ADR)                                            11,559      3,480,299
Internet Software & Services    Equinix, Inc.                                             174,140     12,666,944
Internet Software & Services    LogMeIn, Inc.                                              10,350        165,600
Internet Software & Services    Move, Inc.                                                720,126      1,555,472
Internet Software & Services    Switch & Data Facilities Co., Inc.                         38,087        446,761
Internet Software & Services    Telecity Group, Plc. (GBP)                              2,372,160     11,630,490
Internet Software & Services    Tencent Holdings, Ltd.                                    336,400      3,901,623
                                                                                                    ------------
                                                                                                      35,640,985  6.2%
                                                                                                    ------------

IT Services                     Redecard S.A.                                             164,832      2,528,458  0.4%
                                                                                                    ------------

Leisure Equipment & Products    Smith & Wesson Holding Corp.                              232,154      1,318,635  0.2%
                                                                                                    ------------

Life Sciences Tools & Services  AMAG Pharmaceuticals, Inc.                                 17,370        949,618
Life Sciences Tools & Services  Bruker Corp.                                               10,090         93,433
Life Sciences Tools & Services  Covance, Inc.                                              26,610      1,309,212
Life Sciences Tools & Services  Illumina, Inc.                                            214,100      8,337,054
Life Sciences Tools & Services  Techne Corp.                                               38,627      2,464,789
                                                                                                    ------------
                                                                                                      13,154,106  2.3%
                                                                                                    ------------

Machinery                       Titan International, Inc.                                 792,458      5,919,661  1.0%
                                                                                                    ------------

Media                           Discovery Communications, Inc. - Class C                   48,442        994,514
Media                           Groupe Aeroplan, Inc.                                     142,226      1,009,259
Media                           Morningstar, Inc.                                          42,207      1,740,195
                                                                                                    ------------
                                                                                                       3,743,968  0.6%
                                                                                                    ------------

Multiline Retail                Sears Holdings Corp.                                       14,286        950,305  0.1%
                                                                                                    ------------

Oil, Gas & Consumable Fuels     Berry Petroleum Co.                                        42,880        797,139
Oil, Gas & Consumable Fuels     Brigham Exploration Co.                                   688,970      2,404,505
Oil, Gas & Consumable Fuels     EXCO Resources, Inc.                                      272,290      3,517,987
Oil, Gas & Consumable Fuels     Forest Oil Corp.                                          239,568      3,574,355
Oil, Gas & Consumable Fuels     Petrohawk Energy Corp.                                    162,719      3,628,634
Oil, Gas & Consumable Fuels     Range Resources Corp.                                      20,284        839,960
Oil, Gas & Consumable Fuels     Southwestern Energy Co.                                   112,026      4,352,210
Oil, Gas & Consumable Fuels     Ultra Petroleum Corp.                                      97,340      3,796,260
                                                                                                    ------------
                                                                                                      22,911,050  4.0%
                                                                                                    ------------

Pharmaceuticals                 Allergan, Inc.                                             25,759      1,225,613
Pharmaceuticals                 Ironwood Pharmaceutical                                    44,752        537,024
                                                                                                    ------------
                                                                                                       1,762,637  0.3%
                                                                                                    ------------

Professional Services           Corporate Executive Board Co.                              39,402        817,986
Professional Services           IHS, Inc. - Class A                                        90,156      4,496,079
Professional Services           Monster Worldwide, Inc.                                    58,037        685,417
                                                                                                    ------------
                                                                                                       5,999,482  1.0%
                                                                                                    ------------

Real Estate Management &
  Development                   Brookfield Asset Management, Inc. - Class A                91,309      1,558,645  0.3%
                                                                                                    ------------

Software                        ArcSight, Inc.                                            174,950      3,108,862
Software                        Ariba, Inc.                                                67,810        667,250
Software                        Autodesk, Inc.                                             67,154      1,274,583
Software                        BMC Software, Inc.                                        349,660     11,815,011
Software                        Electronic Arts, Inc.                                      55,430      1,203,940
Software                        Salesforce.com, Inc.                                       57,966      2,212,562
Software                        SolarWinds, Inc.                                           18,570        306,219
                                                                                                    ------------
                                                                                                      20,588,427  3.5%
                                                                                                    ------------

Specialty Retail                Abercrombie & Fitch Co. - Class A                          39,637      1,006,384
Specialty Retail                O'Reilly Automotive, Inc.                                  49,600      1,888,768
                                                                                                    ------------
                                                                                                       2,895,152  0.5%
                                                                                                    ------------

Transportation Infrastructure   Aegean Marine Petroleum Network, Inc.                     187,200      2,826,720  0.5%
                                                                                                    ------------

Wireless Telecommunication
  Services                      American Tower Corp. (Class A)                             88,669      2,795,734
Wireless Telecommunication
  Services                      Millicom International Cellular S.A.                        9,729        547,353
Wireless Telecommunication
  Services                      NII Holdings, Inc.                                      1,305,686     24,899,432
Wireless Telecommunication
  Services                      SBA Communications Corp.                                1,014,112     24,886,308
                                                                                                    ------------
                                                                                                      53,128,827  9.2%
                                                                                                    ------------

-----------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                             (Cost $555,704,027)   560,585,523  97.3%
-----------------------------------------------------------------------------------------------------------------------

Short-Term Investments          Security Description                         Shares / Par Amount       Value
----------------------          --------------------                         -------------------    -----------

Mutual Funds                    State Street Navigator Securities
                                Lending Prime Portfolio (d)                            83,455,465     83,455,465  14.5%

Repurchase Agreement            State Street                                          $ 9,523,000      9,523,000   1.7%

-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                                                    (Cost $92,978,465)    92,978,465  16.1%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              (Cost $648,682,492)(e)653,563,988 113.4%
-----------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                   (77,282,720)-13.4%
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     576,281,268 100.0%
-----------------------------------------------------------------------------------------------------------------------




(a)  Non-Income Producing.

(b) A portion or all of the security was held on loan. As of June 30, 2009, the market value of securities loaned was $83,455,465 and the collateral received consisted of cash in the amount of $248,911. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

(c) Security was valued in good faith under procedures established by the Board of Directors.

(d) Represents investment of cash collateral received from securities lending transactions.

(e) The aggregate cost of investments for federal income tax purposes as of June 30, 2009 was $545,959,223 and the composition of unrealized appreciation and depreciation of investment securities was $50,267,981 and $(45,386,485), respectively.

ADR -- American Depositary Receipt
AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound

                              ASSET VALUATION INPUT


The Portfolio is subject to the provisions of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio's investments as of June 30, 2009:



                                                       Metropolitan Series Fund, Inc.
                                                         FI Mid Cap Opportunities
                                                               Portfolio
                                                      -----------------------------

                                              Quoted Prices  Significant
                                               in Active       Other          Significant
                                              Markets for    Observable       Unobservable
                                           Identical Assets    Inputs           Inputs
   Description                                 (Level 1)      (Level 2)        (Level 3)      Total
----------------------------------------------------------------------------------------------------------
Common Stock
   Aerospace & Defense                        $   9,836,411   $          --     $       -  $   9,836,411
   Air Freight & Logistics                        4,557,206              --             -      4,557,206
   Biotechnology                                 15,857,192      12,198,300             -     28,055,492
   Capital Markets                                7,503,822              --             -      7,503,822
   Chemicals                                     14,993,534               -             -     14,993,534
   Commercial Banks                               1,403,843               -             -      1,403,843
   Commercial & Professional Services                     -               -             -              -
   Commercial Services & Supplies                 4,871,460               -             -      4,871,460
   Communication Equipment                        6,569,895               -             -      6,569,895
   Computers & Peripherals                        6,313,221               -             -      6,313,221
   Construction & Engineering                     4,764,411               -             -      4,764,411
   Construction Materials                                 -               -             -              -
   Container & Package                            6,965,499               -             -      6,965,499
   Distributors                                           -               -             -              -
   Diversified Consumer Services                 72,114,283               -             -     72,114,283
   Diversified Financial Services                18,621,412               -             -     18,621,412
   Diversified Telecommunication Servi            5,320,881               -             -      5,320,881
   Electronic Equipment, Instruments &            4,128,320               -             -      4,128,320
   Energy Equipment & Services                    4,649,412               -             -      4,649,412
   Food Products                                 37,089,835               -             -     37,089,835
   Health Care Equipment & Supplies              16,863,141               -             -     16,863,141
   Health Care Providers & Services              36,657,077               -             -     36,657,077
   Hotels, Restaurants & Leisure                          -               -             -              -
   Household Durables                               926,610               -             -        926,610
   Independent Power Producers & Energ            4,992,275               -             -      4,992,275
   Industrial Conglomerates                       4,707,858               -             -      4,707,858
   Insurance                                     31,562,912               -             -     31,562,912
   Internet & Catalog Retail                      4,985,152               -             -      4,985,152
   Internet Software & Services                  13,747,314      11,630,490             -     25,377,804
   IT Services                                            -              --             -              -
   Leisure Equipment & products                   1,318,635               -             -      1,318,635
   Life Sciences Tools & Services                 6,948,741               -             -      6,948,741
   Machinery                                      5,919,661               -             -      5,919,661
   Media                                                  -               -             -              -
   Multiline Retail                                       -               -             -              -
   Oil, Gas & Consumable Fuels                   13,071,897               -             -     13,071,897
   Pharmaceuticals                                        -               -             -              -
   Professional Services                          2,867,026               -             -      2,867,026
   Real Estate Management & Development                   -               -             -              -
   Software                                      17,101,282               -             -     17,101,282
   Specialty Retail                               1,888,768               -             -      1,888,768
   Transportation Infrastructure                  2,826,720               -             -      2,826,720
   Wireless Telecommunication Services           51,766,727               -             -     51,766,727
--------------------------------------------------------------------------------------------------------
Total Common Stock                              443,712,433      23,828,790             -    467,541,223
--------------------------------------------------------------------------------------------------------
Short-Term Investments
   Mutual Funds                                  72,010,607               -             -     72,010,607
   Repurchase Agreement                                   -       2,297,000             -      2,297,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Investments                     72,010,607       2,297,000             -     74,307,607
--------------------------------------------------------------------------------------------------------
Total Investments                              $515,723,040   $  26,125,790     $       -  $ 541,848,830
--------------------------------------------------------------------------------------------------------




                                                                 Met Investors Series Trust
                                                                 Van Kampen Mid Cap Growth
                                                                         Portfolio
                                                                 --------------------------

                                                      Quoted Prices     Significant
                                                       in Active           Other      Significant
                                                       Markets for       Observable   Unobservable
                                                     Identical Assets      Inputs       Inputs
   Description                                          (Level 1)         (Level 2)    (Level 3)      Total
---------------------------------------------------------------------------------------------------------------
Common Stock
   Aerospace & Defense                              $            -                   $       -    $           -
   Air Freight & Logistics                               4,664,005               -           -        4,664,005
   Biotechnology                                                 -               -           -                -
   Capital Markets                                       1,940,830               -           -        1,940,830
   Chemicals                                             4,084,990               -           -        4,084,990
   Commercial Banks                                              -               -           -                -
   Commercial & Professional Services                    1,098,126               -           -        1,098,126
   Commercial Services & Supplies                                -               -           -                -
   Communication Equipment                                       -               -           -                -
   Computers & Peripherals                               1,982,904               -           -        1,982,904
   Construction & Engineering                            1,264,672               -           -        1,264,672
   Construction Materials                                2,859,966               -           -        2,859,966
   Container & Package                                           -               -           -                -
   Distributors                                                  -       2,717,509           -        2,717,509
   Diversified Consumer Services                         3,112,659               -           -        3,112,659
   Diversified Financial Services                        5,235,182               -           -        5,235,182
   Diversified Telecommunication Services                        -               -           -                -
   Electronic Equipment, Instruments & Components                -               -     883,773        4,128,320
   Energy Equipment & Services                                   -               -           -                -
   Food Products                                                 -               -           -                -
   Health Care Equipment & Supplies                      3,896,620               -           -        3,896,620
   Health Care Providers & Services                              -               -           -                -
   Hotels, Restaurants & Leisure                         7,834,247               -           -        7,834,247
   Household Durables                                    2,373,225               -           -        2,373,225
   Independent Power Producers & Energy Traders                  -               -           -                -
   Industrial Conglomerates                                      -               -           -                -
   Insurance                                                     -               -           -                -
   Internet & Catalog Retail                             3,255,795               -           -        3,255,795
   Internet Software & Services                          4,567,762       5,695,419           -       10,263,181
   IT Services                                           2,528,458               -           -        2,528,458
   Leisure Equipment & products                                  -               -           -                -
   Life Sciences Tools & Services                        6,205,365               -           -        6,205,365
   Machinery                                                     -               -           -                -
   Media                                                 3,743,968               -           -        3,743,968
   Multiline Retail                                        950,305               -           -          950,305
   Oil, Gas & Consumable Fuels                           9,839,153               -           -        9,839,153
   Pharmaceuticals                                       1,225,613               -     537,024        1,762,637
   Professional Services                                 3,132,456               -           -        3,132,456
   Real Estate Management & Development                  1,558,645               -           -        1,558,645
   Software                                              3,487,145               -           -        3,487,145
   Specialty Retail                                      1,006,384               -           -        1,006,384
   Transportation Infrastructure                                 -               -           -                -
   Wireless Telecommunication Services                   1,362,100               -           -        1,362,100
----------------------------------------------------------------------------------------------------------------
Total Common Stock                                      83,210,575       9,296,701     537,024       93,044,300
----------------------------------------------------------------------------------------------------------------
Short-Term Investments
   Mutual Funds                                         11,444,858                           -                -
   Repurchase Agreement                                          -       7,226,000           -        7,226,000
----------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                            11,444,858       7,226,000           -       18,670,858
Total Investments                                   $   94,655,433   $  16,522,701  $  537,024    $ 111,715,158




                                                             Met Investors Series Trust
                                                               Pioneer Fund Portfolio
                                                                     Proforma

                                                   Quoted Prices     Significant
                                                     in Active          Other       Significant
                                                    Markets for       Observable    Unobservable
                                                 Identical Assets       Inputs        Inputs
   Description                                       (Level 1)        (Level 2)     (Level 3)           Total
-----------------------------------------------------------------------------------------------------------------
Common Stock
   Aerospace & Defense                             $  9,836,411      $          -    $        -   $     9,836,411
   Air Freight & Logistics                            9,221,211                 -             -         9,221,211
   Biotechnology                                     15,857,192        12,198,300             -        28,055,492
   Capital Markets                                    9,444,652                 -             -         9,444,652
   Chemicals                                         19,078,524                 -             -        19,078,524
   Commercial Banks                                   1,403,843                 -             -         1,403,843
   Commercial & Professional Services                 1,098,126                 -             -         1,098,126
   Commercial Services & Supplies                     4,871,460                 -             -         4,871,460
   Communication Equipment                            6,569,895                 -             -         6,569,895
   Computers & Peripherals                            8,296,125                 -             -         8,296,125
   Construction & Engineering                         6,029,083                 -             -         6,029,083
   Construction Materials                             2,859,966                 -             -         2,859,966
   Container & Package                                6,965,499                 -             -         6,965,499
   Distributors                                               -         2,717,509             -         2,717,509
   Diversified Consumer Services                     75,226,942                 -             -        75,226,942
   Diversified Financial Services                    23,856,594                 -             -        23,856,594
   Diversified Telecommunication Servi                5,320,881                 -             -         5,320,881
   Electronic Equipment, Instruments &                4,128,320           883,773             -         5,012,093
   Energy Equipment & Services                        4,649,412                 -             -         4,649,412
   Food Products                                     37,089,835                 -             -        37,089,835
   Health Care Equipment & Supplies                  20,759,761                 -             -        20,759,761
   Health Care Providers & Services                  36,657,077                 -             -        36,657,077
   Hotels, Restaurants & Leisure                      7,834,247                 -             -         7,834,247
   Household Durables                                 3,299,835                 -             -         3,299,835
   Independent Power Producers & Energ                4,992,275                 -             -         4,992,275
   Industrial Conglomerates                           4,707,858                 -             -         4,707,858
   Insurance                                         31,562,912                 -             -        31,562,912
   Internet & Catalog Retail                          8,240,947                 -             -         8,240,947
   Internet Software & Services                      18,315,076        17,325,909             -        35,640,985
   IT Services                                        2,528,458                 -             -         2,528,458
   Leisure Equipment & products                       1,318,635                 -             -         1,318,635
   Life Sciences Tools & Services                    13,154,106                 -             -        13,154,106
   Machinery                                          5,919,661                 -             -         5,919,661
   Media                                              3,743,968                 -             -         3,743,968
   Multiline Retail                                     950,305                 -             -           950,305
   Oil, Gas & Consumable Fuels                       22,911,050                 -             -        22,911,050
   Pharmaceuticals                                    1,225,613                 -       537,024         1,762,637
   Professional Services                              5,999,482                 -             -         5,999,482
   Real Estate Management & Developmen                1,558,645                 -             -         1,558,645
   Software                                          20,588,427                 -             -        20,588,427
   Specialty Retail                                   2,895,152                 -             -         2,895,152
   Transportation Infrastructure                      2,826,720                 -             -         2,826,720
   Wireless Telecommunication Services               53,128,827                 -             -        53,128,827

-----------------------------------------------------------------------------------------------------------------
Total Common Stock                                  526,923,008        33,125,491       537,024       560,585,523
-----------------------------------------------------------------------------------------------------------------
Short-Term Investments
   Mutual Funds                                      83,455,465                 -             -        83,455,465
   Repurchase Agreement                                       -         9,523,000             -         9,523,000
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                         83,455,465         9,523,000             -        92,978,465
-----------------------------------------------------------------------------------------------------------------
Total Investments                                  $610,378,473      $ 42,648,491      $537,024   $   653,563,988
-----------------------------------------------------------------------------------------------------------------

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (UNAUDITED)



                                                                                                                Met Investors
                                                                                                                 Series Trust
                                                     Metropolitan       Met Investors                           Van Kampen Mid
                                                   Series Fund, Inc.     Series Trust       Adjustments          Cap Growth
                                                      FI Mid Cap        Van Kampen Mid    (References are         Portfolio
                                                    Opportunities        Cap Growth        to Pro Forma           Pro Forma
                                                      Portfolio          Portfolio           Footnotes)           Combined
                                                   ----------------     --------------    ---------------     -----------------
Assets
Investments, at value (a) (b)                      $    541,848,830     $  104,489,158      $          0        $   646,337,988
Repurchase Agreement                                                         7,226,000                 0              7,226,000
Cash                                                            499                713                 0                  1,212
Cash denominated in foreign currencies (c )                      33                  1                 0                     34
Collateral for securities on loan                                                                      0                      0
Receivable for:                                                                                        0                      0
     Investments sold                                    16,769,928             78,299                 0             16,848,227
     Trust shares sold                                      287,137             30,601                 0                317,738
     Futures variation margin                                                                          0                      0
     Dividends and interest                                 130,838             24,108                 0                154,946
     Prepaid expenses                                                                                  0                      0
     Unrealized appreciation on forward
      currency contracts                                                                               0                      0
     Foreign taxes                                                                                     0                      0
     Other Assets                                                                                      0                      0
     Due from investment adviser                                                                       0                      0
                                                   ----------------     --------------      ------------        ---------------
         Total assets                                   559,037,265        111,848,880                 0            670,886,145
                                                   ----------------     --------------      ------------        ---------------
Liabilities
   Payable for:
     Investments purchased                                7,254,338          2,879,404                 0             10,133,742
     Due to custodian bank                                                                             0                      0
     Trust shares redeemed                                  136,856             85,698                 0                222,554
     Futures variation margin                                                                          0                      0
     Collateral on securities on loan                    72,010,607         11,444,858                 0             83,455,465
     Foreign taxes                                              352                                    0                    352
Accrued expenses:                                                                                      0                      0
     Investment advisory fee payable                        279,016             56,801                 0                335,817
     Service and distribution fees                           11,935             16,410                 0                 28,345
     Administration fee payable                                                    597                 0                    597
     Custodian and accounting fees payable                                      35,298                 0                 35,298
     Trustee fees payable                                     3,053              3,427                 0                  6,480
     Other expenses                                         170,539             35,688           180,000 (e)            386,227
                                                   ----------------     --------------      ------------        ---------------
        Total liabilities                                79,866,696         14,558,181           180,000             94,604,877
                                                   ----------------     --------------      ------------        ---------------
Net Assets                                         $    479,170,569     $   97,290,699      $    180,000        $   576,281,268
                                                   ================     ==============      ============        ===============

Net assets consist of:
     Paid in surplus                               $  1,498,053,087     $  130,604,795      $          0          1,628,657,882
     Undistributed (distributions in excess of)
        net investment                                     (631,613)       (12,703,640)         (180,000)(e)        (13,515,253)
     Accumulated net realized gains (losses)         (1,043,779,011)       (20,650,760)                0         (1,064,429,771)
     Unrealized appreciation (depreciation)
        on investments, futures, and
        foreign currency                                 25,528,106             40,304                 0             25,568,410
                                                   ----------------     --------------      ------------        ---------------
        Total                                      $    479,170,569     $   97,290,699      $   (180,000)       $   576,281,268
                                                   ================     ==============      ============        ===============

Net Assets - Class A                               $    414,225,638     $   18,496,465      $   (135,000)(e)    $   432,587,103
                                                   ================     ==============      ============        ===============
Net Assets - Class B                                     49,346,950         78,794,234           (39,600)(e)        128,101,584
                                                   ================     ==============      ============        ===============
Net Assets - Class E                                     15,597,981                               (5,400)(e)         15,592,581
                                                   ================     ==============      ============        ===============


Capital shares outstanding - Class A                     40,683,253          2,617,238        17,929,411 (d)         61,229,902
                                                   ================     ==============      ============        ===============
Capital shares outstanding - Class B                      4,948,583         11,451,960         2,223,506 (d)         18,624,049
                                                   ================     ==============      ============        ===============
Capital shares outstanding - Class E                      1,547,900                              659,204 (d)          2,207,104
                                                   ================     ==============      ============        ===============


Net Asset Value and Offering Price Per
        Share - Class A                                       10.18     $         7.07                 0        $          7.06
                                                   ================     ==============      ============        ===============
Net Asset Value and Offering Price Per
        Share - Class B                                        9.97               6.88                 0                   6.88
                                                   ================     ==============      ============        ===============
Net Asset Value and Offering Price Per
        Share - Class E                                       10.08                                    0                   7.06
                                                   ================     ==============      ============        ===============

(a)   Investments at cost                          $    516,316,947     $  125,139,545      $         --            641,456,492
(b)   Includes cash collateral for securities
         loaned of                                       72,010,607         11,444,858                --             83,455,465
(c)   Cost of cash denominated in foreign
         currencies                                              32                  1                --                     33
(d)   Reflects change in shares outstanding due to the issuance of Class A, B &
      E Shares of MIST Van Kampen Mid Cap GrowthPortfolio in exchange for Class
      A, B & E Shares of FI Mid Cap Opportunities Portfolio based upon the net asset value of the MIST Van Kampen Mid Cap Growth Portfolio's Class A, B &
      E Shares at June 30, 2009.
(e) Reflects merger related expenses of $180,000



                        See notes to financial statements

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS For the twelve month period ended June 30, 2009 (UNAUDITED)




                                                                Metropolitan     Met Investors
                                                              Series Fund, Inc.  Series Trust     Adjustments
                                                                FI Mid Cap      Van Kampen Mid  (References are
                                                               Opportunities      Cap Growth      to Pro Forma        Pro Forma
                                                                 Portfolio         Portfolio       Footnotes)         Combined
                                                              ----------------- -------------   --------------      -------------

Investment Income
      Dividend (1)                                             $   2,801,390    $      628,187               0          3,429,577
      Interest (2)                                                 1,695,525           341,514               0          2,037,039
                                                               -------------    --------------  --------------      -------------
                                                                   4,496,915           969,701               0          5,466,616
Expenses
      Investment advisory fee                                  $   4,309,056    $      611,305        (282,870)(a)      4,637,491
      Deferred Expense Reimbursement                                       0            44,641         159,222            203,863
      Distribution fee - Class B                                     120,784           166,794               0            287,578
      Distribution fee - Class E                                      26,979                 0               0             26,979
      Administration fees                                                  0             9,975          31,131             41,106
      Trustee fees and expenses                                       32,138            20,117         (31,179)(b)         21,076
      Custody and accounting fees                                    118,061            17,445         (43,706)(b)         91,800
      Transfer agent fees                                                  0                 0               0 (b)              0
      Audit  and Tax Services                                         34,912            33,586         (36,548)(b)         31,950
      Legal                                                           15,893            25,347          (6,240)(b)         35,000
      Shareholder reporting                                          236,304             4,235         (47,021)           193,518
      Insurance                                                       12,753             2,100          (9,153)(b)          5,700
      Organizational Expense                                               0                 0               -                  -
      Other                                                           22,700             5,814         (20,255)(b)          8,259
                                                               -------------    --------------  --------------      -------------
          Total Expenses                                           4,929,580           941,359        (286,619)         5,584,320
      Less expenses reimbursed by the Manager                              0            (7,153)              - (b)         (7,153)
      Less expense reductions                                         (1,173)                0         (98,827)(b)       (100,000)
      Less broker commission recapture                               (45,771)                -               - (b)        (45,771)
                                                               -------------    --------------  --------------      -------------
      Net Expenses                                                 4,882,636           934,206        (385,446)         5,431,396
                                                               -------------    --------------  --------------      -------------
      Net Investment Income                                         (385,721)           35,495         385,446             35,220
                                                               -------------    --------------  --------------      -------------
Net Realized and Change in Unrealized Gain
        (Loss) on Investments,
      Foreign Currency and Future Contracts
      Investments                                               (447,648,655)       (9,686,122)              0       (457,334,777)
      Foreign Currency                                           (15,289,481)           (7,672)              0        (15,297,153)
      Voluntary reimbursement of brokerage
        commissions and transaction costs                                  0                 0               0                  0
      Future Contracts                                               751,119                 0               0            751,119

                                                               -------------    --------------  --------------      -------------
         Net realized gain (loss) on investments,
           foreign currency and future contracts                (462,187,017)       (9,693,794)              0       (471,880,811)
                                                               -------------    --------------  --------------      -------------
Unrealized appreciation (depreciation) on:
      Investments                                                (28,533,405)      (22,350,977)              0        (50,884,382)
      Foreign Currency                                               151,144              (360)              0            150,784
                                                               -------------    --------------  --------------      -------------
      Net change in unrealized appreciation
        (depreciation) on investments and foreign                (28,382,261)      (22,351,337)              0        (50,733,598)
                                                               -------------    --------------  --------------      -------------

      Net realized and unrealized gain (loss)
        on investments, foreign currency an future
        contracts                                               (490,569,278)      (32,045,131)              0       (522,614,409)
                                                               -------------    --------------  --------------      -------------

Net increase (decrease) in Net Assets from Operations          $(490,954,999)   $  (32,009,636) $      385,446      $(522,579,189)
                                                               =============    ==============  ==============      =============

------------------------------------------------------------------------------------------------------------------------------

 (1) Dividend income is net of foreign withholding taxes of:   $      67,574    $       11,673  $            0      $      79,247
 (2) Includes income on securities loaned of:                  $   1,691,227    $      332,900  $            0      $   2,024,127
 (a) Reflects the MIST Van Kampen Portfolio's investment advisory fee rate.
 (b) Reflects adjustment of certain balances to conform to the MIST Van Kampen
     Mid Cap Growth Portfolio's expense structure.


                        See notes to financial statements

Met Investors Series Trust

Notes to Pro Forma Combining Financial Statements (Unaudited) June 30, 2009


1   Description of the Fund

    The Van Kampen Mid Cap Growth Portfolio ("Van Kampen "), a portfolio of Met Investors Series Trust ("MIST"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. Van Kampen consists of two classes of shares, Class A and Class B. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B shares.


2   Basis of Combination

     The unaudited pro forma statements give effect to the proposed reorganization of FI Mid Cap Opportunities Portfolio ("FI Mid Cap"), a portfolio of Metropolitan Series Fund, Inc., in exchange for shares of Van Kampen, a portfolio of Met Investors Series Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Van Kampen, and the results of operations of Van Kampen for pre-combination periods will not be restated.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of FI Mid Cap and Van Kampen, as though the reorganization occurred as of June 30, 2009.

    The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the twelve-month period ended June 30, 2009 as though the reorganization occurred as of the beginning of the period.

    The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the FI Mid Cap and Van Kampen, which are incorporated by reference in the Statement of Additional Information.


3   Significant Accounting Policies

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

    A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

    Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

    The Trust is managed by MetLife Advisers, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

    Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

    B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    C. Investment Income and Expenses - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

    D. Federal Income Taxes - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

    Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

    E. Distribution of Income and Gains - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

    F. Securities Lending - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

    Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

    G. Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

    H. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.


4   Federal Income Taxes

     Each Fund has elected to be taxed as a regulated investment company. After the acquisition, Van Kampen intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.


5   Estimates and Assumptions:

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.